UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2011

Date of reporting period: March 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2011

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.alliancebernstein.com and clicking on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.alliancebernstein.com and click on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

To Our Shareholders—May 19, 2011

On the following pages, you will find the 2011 Semi-Annual Report for the Portfolios of the Sanford C. Bernstein Fund, Inc. The Semi-Annual Report covers the six-month period ended March 31, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

With respect to the market generally, stock returns during the six-month period ended March 31, 2011 continued the rebound that began in 2009. Bond returns were modestly negative in the fourth quarter of 2010 as concerns surfaced about potential rising rates and also about credit quality in the municipal markets in particular. Bonds posted modestly positive returns in the first quarter of 2011.*

The natural disaster in Japan, European sovereign debt concerns and political turbulence in the Middle East are clearly presenting headwinds to the global economic expansion. Even with an elevated oil price and potential production disruptions, we still expect the global economy to grow in 2011 with the greatest acceleration in the emerging markets. In the U.S., the business expansion appears to be gaining strength and hiring rates are up. In spite of geopolitical turbulence, company fundamentals have improved. While near-term risks remain, we see opportunity across the investing markets.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor or call 212.756.4097 or visit www.bernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. AllianceBernstein L.P. (the “Adviser”) selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to tax considerations. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Adviser selects international growth and international value equity securities based on its fundamental growth and

2011 Semi-Annual Report	1

value investment disciplines to produce a blended portfolio. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The International Portfolios may invest in companies of any size. The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may also make investments in less developed or emerging equity markets.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Portfolio may invest in companies of any size.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser will hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate

2	Sanford C. Bernstein Fund, Inc.

rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net

2011 Semi-Annual Report	3

assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios (the “Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Municipal Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). Each of the Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Municipal Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, as well as others. The Portfolio may also invest up to

4	Sanford C. Bernstein Fund, Inc.

25% of its total assets in fixed-income, non-U.S. Dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2011 Semi-Annual Report	5

Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. MSCI EAFE Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. MSCI EM Index (free float-adjusted market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The Barclays Capital 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays Capital 5-Year General Obligation (GO) Municipal Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (BofAML) 1-3 Year U.S. Treasury Index represents the performance of U.S. Dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein International, Tax-Managed International and Emerging Markets Portfolios

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolios had owned only the equity style that performed better during that period.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

Bernstein Emerging Markets Portfolio

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

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6	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, and Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios

Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios are greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Diversified Municipal Portfolios

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Bernstein Short Duration New York Municipal and Bernstein New York Municipal Portfolios

Because the Portfolios may invest a large portion of its assets in New York municipal securities, they are more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services industry contributing over one-fifth of the State’s wages, the State’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009.

Bernstein Short Duration California Municipal and Bernstein California Municipal Portfolios

Because the Portfolios may invest a large portion of its assets in California municipal securities, they are more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property

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Historical Performance (continued from previous page)

taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios

No Government Guarantee: Investments in the Portfolios are not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolios to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolios may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolios use leveraging techniques, their net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

All Bernstein Portfolios

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In

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Historical Performance (continued from previous page)

addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

An Important Note About the Value of Historical Performance

The performance shown on page 10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.alliancebernstein.com, click on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2011 Semi-Annual Report	9

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2011	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	5.99%	4.74%	-3.57%	3.97%	3.38%	4/30/1999
MSCI EAFE Index	10.20%	10.42%	1.30%	5.39%
Lipper International Large-Cap Core Average	10.35%	10.79%	0.91%	4.56%
Tax-Managed International	5.95%	4.50%	-3.74%	3.95%	6.50%	6/22/1992
Return after taxes on distributions*	5.91%	4.46%	4.40%	3.36%	5.42%
Return after taxes on distributions and sale of shares*	4.44%	3.49%	-2.7%	3.66%	5.47%

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	9.03%	15.43%	7.92%	18.33%	10.02%
After deduction of purchase and redemption fees**	6.85%	13.13%	7.48%	17.98%	9.80%
MSCI EM Index	9.53%	18.46%	10.70%	16.79%
Lipper Emerging Markets Average	7.55%	16.34%	8.40%	16.07%

Short Duration New York Municipal	-0.27%	0.50%	2.62%	2.36%	3.02%	10/3/1994
Short Duration California Municipal	-0.35%	0.48%	2.67%	2.25%	2.98%	10/3/1994
Short Duration Diversified Municipal	-0.21%	0.65%	2.74%	2.55%	3.20%	10/3/1994
Barclays Capital 1-Year Municipal Index	0.50%	1.37%	3.37%	2.90%
Lipper Short-Term Municipal Debt Fund Average	-0.14%	1.33%	2.52%	2.59%

New York Municipal	-1.70%	2.18%	3.95%	3.76%	5.08%	1/9/1989
California Municipal	-2.03%	2.24%	3.84%	3.56%	4.80%	8/6/1990
Diversified Municipal	-1.56%	2.25%	3.99%	3.78%	5.06%	1/9/1989
Barclays Capital 5-Year GO Municipal Index	-1.05%	3.17%	5.09%	4.56%
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	-1.63%	1.83%	3.29%	3.42%

U.S. Government Short Duration	-0.08%	1.59%	3.40%	3.14%	4.90%	1/3/1989
Short Duration Plus†	0.33%	2.36%	2.74%	2.99%	4.98%	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	-0.12%	1.67%	4.10%	3.64%
Lipper Short-Term Investment Grade Debt Fund Average	0.53%	3.03%	3.64%	3.44%
Lipper Short-Term U.S. Government Debt Fund Average	0.09%	2.15%	3.65%	3.24%

Intermediate Duration	0.11%	6.99%	6.42%	5.46%	6.82%	1/17/1989
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.56%
Lipper Intermediate Investment Grade Debt Fund Average	-0.03%	6.14%	5.52%	5.11%

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

†	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended March 31, 2011 by 0.01%.

See Historical Performance and Benchmark disclosures on pages 6–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2011.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $134,588. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark disclosures on pages 6-9.

(Historical Performance continued on next page)

2011 Semi-Annual Report	11

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2011.

See Historical Performance and Benchmark disclosures on pages 6–9.

12	Sanford C. Bernstein Fund, Inc.

Fund Expenses—March 31, 2011 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2010	ENDING ACCOUNT VALUE MARCH 30, 2011	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$1,059.47	$5.80	1.13%
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.69	1.13%

International Class Shares
Actual	$1,000	$1,059.91	$6.06	1.18%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94	1.18%

Emerging Markets Class Shares
Actual	$1,000	$1,090.32	$7.50	1.44%
Hypothetical (5% return before expenses)	$1,000	$1,017.75	$7.24	1.44%

Intermediate Duration Class Shares
Actual	$1,000	$1,001.14	$2.79	0.56%
Hypothetical (5% return before expenses)	$1,000	$1,022.14	$2.82	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$999.20	$3.19	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23	0.64%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$997.95	$3.04	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07	0.61%

Short Duration California Municipal Class Shares
Actual	$1,000	$996.54	$3.24	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.69	$3.28	0.65%

Short Duration New York Municipal Class Shares
Actual	$1,000	$997.31	$3.09	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13	0.62%

Diversified Municipal Class Shares
Actual	$1,000	$984.37	$2.72	0.55%
Hypothetical (5% return before expenses)	$1,000	$1,022.19	$2.77	0.55%

California Municipal Class Shares
Actual	$1,000	$979.67	$3.11	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021.79	$3.18	0.63%

New York Municipal Class Shares
Actual	$1,000	$983.03	$3.02	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$1,003.30	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02	0.60%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

2011 Semi-Annual Report	13

Portfolio Summary—March 31, 2011 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*

	Financials	22.1%
	Consumer Discretionary	15.7
	Industrials	13.5
	Energy	11.8
	Materials	10.9
	Consumer Staples	9.5
	Information Technology	6.1
	Telecommunication Services	4.8
	Health Care	3.4
	Utilities	2.2

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*

	Financials	22.1%
	Consumer Discretionary	15.6
	Industrials	13.4
	Energy	11.4
	Materials	11.2
	Consumer Staples	9.5
	Information Technology	6.3
	Telecommunication Services	4.8
	Health Care	3.5
	Utilities	2.2

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*

	Financials	27.9%
	Energy	16.5
	Materials	15.4
	Information Technology	13.9
	Consumer Discretionary	10.9
	Industrials	5.1
	Consumer Staples	3.9
	Utilities	2.9
	Telecommunication Services	2.6
	Health Care	0.9

*	All data are as of March 31, 2011. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details for the Tax-Managed International and International Portfolios).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2011 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2011. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The pre-funded category includes bonds which are secured by U.S. Government Securities and therfore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.3% in 19 different states.

2011 Semi-Annual Report	15

Portfolio Summary—March 31, 2011 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

** “Other” represents less than 0.4% in 7 different states.
California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2011. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). The Pre-refunded category includes bonds which are secured by U.S Government Securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

+	“Other” represents less than 2.4% in 22 different states.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2011 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2011. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2011 Semi-Annual Report	17

Statement of Assets and Liabilities—March 31, 2011 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value	$4,740,442,849	$2,057,205,937	$1,925,949,227
Foreign currencies, at value (a)	67,893,827	27,390,355	13,109,100
Cash in bank (b)	2,151,543	766,808	375
Receivables:
Dividends and interest	16,045,381	6,940,443	5,007,627
Investment securities sold and foreign currency transactions	29,697,564	12,501,732	28,239,749
Foreign withholding tax reclaims	13,866,903	4,983,766	83,266
Capital shares sold	9,765,479	2,739,246	2,130,843
Unrealized appreciation of forward currency exchange contracts	100,568,363	6,401,748	0

Total assets	4,980,431,909	2,118,930,035	1,974,520,187

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	5,676,531	1,350,838	20,300,811
Capital shares redeemed	6,485,114	3,009,066	3,098,389
Management fee	3,566,099	1,589,235	1,781,556
Shareholder servicing fee	1,040,437	444,862	398,902
Transfer Agent fee	16,959	730	22,721
Distribution fee	1,997	9,296	0
Margin owed to broker on futures contracts	98,438	34,942	0
Accrued expenses	301,798	172,004	1,351,736
Unrealized depreciation of forward currency exchange contracts	94,173,512	8,612,881	0

Total liabilities	111,360,885	15,223,854	26,954,115

NET ASSETS (c)	$4,869,071,024	$2,103,706,181	$1,947,566,072

Cost of investments	$4,364,343,430	$1,900,318,105	$1,450,295,340

SHARES OF CAPITAL STOCK OUTSTANDING			57,423,611

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$33.92

NET ASSETS CONSIST OF:
Capital stock, at par	$307,783	$133,953	$57,424
Additional paid-in capital	6,437,847,083	3,001,393,566	1,549,017,307
Undistributed net investment income/(distributions in excess)	10,326,355	(482,230)	(6,744,940)
Accumulated net realized loss on investment and foreign currency transactions	(1,964,580,513)	(1,052,934,829)	(69,476,729)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	376,112,373	156,888,599	474,498,644 †
Foreign currency denominated assets and liabilities	9,057,943	(1,292,878)	214,366

	$4,869,071,024	$2,103,706,181	$1,947,566,072

(a) Cost: $67,521,353, $27,274,950 and $13,058,833, respectively. (Note 1)

(b) An amount of $2,150,916 and $765,834 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2011 for the Tax-Managed International Portfolio and International Portfolio, respectively.

(c) See page 20 for share class information on net asset value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

† Net of accrued foreign capital gains taxes of $1,155,243.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

18	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$4,864,482,228
Shares of capital stock outstanding	307,489,422

Net asset value, offering and redemption price per share	$15.82

International Class Shares
Net Assets		$2,086,074,839
Shares of capital stock outstanding		132,823,109

Net asset value, offering and redemption price per share		$15.71

Class A Shares
Net Assets	$3,227,873	$9,889,952
Shares of capital stock outstanding	205,665	631,991

Net asset value and redemption price per share	$15.69	$15.65
Sales charge—4.25% of public offering price	0.70	0.69

Maximum offering price	$16.39	$16.34

Class B Shares
Net Assets	$194,612	$1,374,947
Shares of capital stock outstanding	12,526	88,531

Net asset value and offering price per share	$15.54	$15.53

Class C Shares
Net Assets	$1,166,311	$6,366,443
Shares of capital stock outstanding	74,993	409,094

Net asset value and offering price per share	$15.55	$15.56

2011 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2011 (Unaudited) (continued)

	INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$5,269,023,821		$156,473,326
Cash in bank (a)	797,753		253,247
Receivables:
Dividends and interest	45,241,940		560,814
Investment securities sold	62,771,925		2,725,067
Capital shares sold	11,465,907		448,502
Margin due from broker on futures contracts	0		1,875
Unrealized appreciation of interest rate swap agreements	1,331,834		0
Other assets	3,986,593	(b)	0

Total assets	5,394,619,773		160,462,831

LIABILITIES
Due to custodian	0		0
Payables:
Dividends to shareholders	6,031,322		52,883
Investment securities purchased	139,149,879		2,385,444
Capital shares redeemed	8,338,935		525,161
Management fee	1,944,343		63,164
Shareholder servicing fee	446,329		14,037
Transfer Agent fee	57,226		7,650
Margin owed to broker on futures contracts	23,250		0
Accrued expenses	290,069		24,701
Unrealized depreciation of forward currency exchange contracts	820,927		0

Total liabilities	157,102,280		3,073,040

NET ASSETS	$5,237,517,493		$157,389,791

Cost of investments	$5,135,478,819		$155,949,074

SHARES OF CAPITAL STOCK OUTSTANDING	381,403,223		12,321,278

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.73		$12.77

NET ASSETS CONSIST OF:
Capital stock, at par	$381,403		$12,321
Additional paid-in capital	5,089,161,365		155,983,656
Distributions in excess	(1,338,505)		(125,402)
Accumulated net realized gain (loss) on investment and foreign currency transactions	12,883,825		1,002,159
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	134,871,984		517,057
Foreign currency denominated assets and liabilities and other assets	1,557,421		0

	$5,237,517,493		$157,389,791

(a) An amount of $545,600 and $32,000 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2011 for the Intermediate Duration Portfolio and U.S. Government Short Duration Portfolio, respectively.

(b) See Note 5.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$521,955,155	$123,900,742	$201,387,026
8,037,474	0	33,423

6,332,584	1,672,637	2,510,006
0	0	0
1,509,210	1,869,990	233,581
0	0	0
0	0	0
0	0	0

537,834,423	127,443,369	204,164,036

0	1,364,821	0

221,268	50,398	99,077
7,876,457	1,567,665	4,073,485
6,111,653	980,540	470,711
203,036	46,905	79,131
45,120	10,419	17,584
1,873	2,661	1,777
0	0	0
78,672	29,241	35,266
0	0	0

14,538,079	4,052,650	4,777,031

$523,296,344	$123,390,719	$199,387,005

$525,304,211	$124,829,694	$203,514,975

41,616,803	9,897,446	16,090,244

$12.57	$12.47	$12.39

$41,617	$9,897	$16,090
526,282,456	124,512,881	201,774,824
(20,116)	(18,341)	(767)
341,443	(184,766)	(275,193)

(3,349,056)	(928,952)	(2,127,949)
0	0	0

$523,296,344	$123,390,719	$199,387,005

2011 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2011 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO
ASSETS
Investments in securities at value	$5,172,946,670	$1,071,578,831	$1,810,116,790
Cash in bank	127,123,170	25,676,353	16,846,818
Receivables:
Interest	69,249,699	15,593,858	24,260,677
Investment securities sold	290,104	5,065,358	5,975,271
Capital shares sold	13,575,806	1,237,980	2,543,541
Unrealized appreciation of interest rate swap agreements	706,408	0	0

Total assets	5,383,891,857	1,119,152,380	1,859,743,097

LIABILITIES
Payables:
Dividends to shareholders	5,176,754	1,081,907	1,765,169
Investment securities purchased	0	6,047,408	0
Capital shares redeemed	11,988,805	2,769,091	5,961,143
Management fee	1,988,202	469,790	756,399
Shareholder servicing fee	421,206	89,404	140,353
Distribution fee	174,182	28,409	90,728
Transfer Agent fee	16,909	4,670	3,824
Accrued expenses	274,292	114,659	115,609

Total liabilities	20,040,350	10,605,338	8,833,225

NET ASSETS (a)	$5,363,851,507	$1,108,547,042	$1,850,909,872

Cost of investments	$5,077,235,500	$1,055,717,735	$1,774,828,408

NET ASSETS CONSIST OF:
Capital stock, at par	$377,110	$78,215	$132,093
Additional paid-in capital	5,278,919,930	1,098,212,890	1,820,627,881
Undistributed net investment income/(distributions in excess)	(437,495)	(147,790)	4,122
Accumulated net realized loss on investment transactions	(11,425,616)	(5,457,369)	(5,142,606)
Net unrealized appreciation of investments and interest rate swap transactions	96,417,578	15,861,096	35,288,382

	$5,363,851,507	$1,108,547,042	$1,850,909,872

(a) See page 25 for share class information on net asset value, offering price, and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$4,924,355,765	$1,043,027,316	$1,634,808,046
Shares of capital stock outstanding	346,220,997	73,591,861	116,666,406

Net asset value and offering price per share	$14.22	$14.17	$14.01

Class A Shares
Net Assets	$337,029,105	$45,817,291	$156,513,025
Shares of capital stock outstanding	23,687,482	3,232,949	11,173,326

Net asset value and redemption price per share	$14.23	$14.17	$14.01
Sales charge—3.00% of public offering price	0.44	0.44	0.43

Maximum offering price	$14.67	$14.61	$14.44

Class B Shares
Net Assets	$862,712	$288,459	$893,018
Shares of capital stock outstanding	60,612	20,356	63,781

Net asset value and offering price per share	$14.23	$14.17	$14.00

Class C Shares
Net Assets	$101,603,925	$19,413,976	$58,695,783
Shares of capital stock outstanding	7,140,937	1,369,919	4,189,660

Net asset value and offering price per share	$14.23	$14.17	$14.01

2011 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2011 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$726,656,304
Cash in bank	631,033 (a)
Receivables:
Interest	2,788,503
Investment securities sold	29,244,958
Capital shares sold	1,841,265
Margin due from broker on futures contracts	66,906

Total assets	761,228,969

LIABILITIES
Payables:
Dividends to shareholders	261,159
Investment securities purchased	28,270,743
Capital shares redeemed	576,838
Management fee	276,063
Shareholder servicing fee	53,739
Distribution fee	45,573
Transfer Agent fee	3,000
Accrued expenses	84,796
Unrealized depreciation of forward currency exchange contracts	498,289

Total liabilities	30,070,200

NET ASSETS	$731,158,769

Cost of investments	$729,235,930

NET ASSETS CONSIST OF:
Capital stock, at par	$61,516
Additional paid-in capital	758,764,581
Distributions in excess	(735,809)
Accumulated net realized loss on investment transactions	(23,796,870)
Net unrealized depreciation of:
Investments and futures transactions	(2,636,806)
Foreign currency denominated assets and liabilities	(497,843)

$731,158,769

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$635,436,337
Shares of capital stock outstanding	53,463,671

Net asset value and offering price per share	$11.89

Class A Shares
Net Assets	$65,252,820
Shares of capital stock outstanding	5,488,301

Net asset value and redemption price per share	11.89
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.42

Class B Shares
Net Assets	$5,300,267
Shares of capital stock outstanding	445,963

Net asset value and offering price per share	$11.89

Class C Shares
Net Assets	$25,169,345
Shares of capital stock outstanding	2,118,311

Net asset value and offering price per share	$11.88

(a) An amount of $412,832 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2011.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

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2011 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2011 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$120,286	$59,117	$6,181
Dividends (a)	43,343,055	18,667,005	13,392,651

Total income	43,463,341	18,726,122	13,398,832

Expenses:
Management fee (see Note 2A)	21,042,610	9,463,049	10,715,070
Shareholder servicing fee (see Note 2B)	6,141,034	2,648,681	2,402,805
Custodian fee	269,453	195,087	387,520
Transfer Agent fee—Non-Retail Class	102,854	78,814	144,077
Transfer Agent fee—Class A	6,166	14,369	0
Transfer Agent fee—Class B	468	2,474	0
Transfer Agent fee—Class C	2,741	10,605	0
Distribution fees—Class A	5,022	16,332	0
Distribution fees—Class B	1,095	7,322	0
Distribution fees—Class C	7,251	36,543	0
Directors’ fees and expenses	74,632	30,457	25,413
Registration fees	73,946	66,533	29,396
Legal fees	56,011	38,446	19,784
Auditing and tax fees	49,741	22,507	18,967
Printing fees	24,918	25,221	10,931
Miscellaneous	57,722	38,587	66,260

Total expenses	27,915,664	12,695,027	13,820,223

Net investment income (loss)	15,547,677	6,031,095	(421,391)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	182,353,130	100,980,074	141,242,220	(b)
Futures transactions	1,042,101	2,189,587	0
Swap transactions	0	0	0
Foreign currency transactions	28,752,005	7,161,883	(849,337)

Net realized gain (loss) on investment and foreign currency transactions	212,147,236	110,331,544	140,392,883

Net change in unrealized appreciation/depreciation of:
Investments	86,173,959	17,176,567	22,254,872	(c)
Futures transactions	283,994	(121,197)	0
Swap transactions	0	0	0
Foreign currency denominated assets and liabilities and other assets	(31,865,896)	(8,373,047)	116,142

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	54,592,057	8,682,323	22,371,014

Net realized and unrealized gain (loss) on investment and foreign currency transactions	266,739,293	119,013,867	162,763,897

Net increase (decrease) in net assets resulting from operations	$282,286,970	$125,044,962	$162,342,506

(a) Net of foreign withholding taxes of $2,116,647, $887,338 and $1,488,596 for the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $409,757.

(c) Net of decrease in accrued foreign capital gains taxes of $1,370,475.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$110,651,292	$1,119,366	$5,841,144	$1,223,391	$2,691,928
223,125	0	0	0	0

110,874,417	1,119,366	5,841,144	1,223,391	2,691,928

11,444,377	370,767	1,300,364	287,214	518,962
2,628,726	82,393	288,970	63,825	115,325
133,854	27,616	51,873	31,190	37,928
94,808	8,932	10,151	9,026	9,432
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
79,142	3,030	8,978	2,083	4,164
75,922	14,900	73,074	9,798	7,100
72,254	3,680	6,436	1,748	3,800
54,768	8,132	6,370	1,573	4,150
14,028	0	2,355	356	1,098
60,704	9,714	15,178	10,421	13,686

14,658,583	529,164	1,763,749	417,234	715,645

96,215,834	590,202	4,077,395	806,157	1,976,283

17,746,045	1,025,531	437,916	(164,403)	(181,891)
(1,750,437)	4,305	0	0	0
216,041	0	0	0	0
(1,392,140)	0	0	0	0

14,819,509	1,029,836	437,916	(164,403)	(181,891)

(108,368,518)	(1,729,943)	(5,980,245)	(1,176,070)	(2,709,787)
(83,234)	(7,195)	0	0	0
1,331,834	0	0	0	0
1,799,757	0	0	0	0

(105,320,161)	(1,737,138)	(5,980,245)	(1,176,070)	(2,709,787)

(90,500,652)	(707,302)	(5,542,329)	(1,340,473)	(2,891,678)

$5,715,182	$(117,100)	$(1,464,934)	$(534,316)	$(915,395)

2011 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2011 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$100,733,559	$21,689,387	$35,367,858

Total income	100,733,559	21,689,387	35,367,858

Expenses:
Management fee (see Note 2A)	11,795,229	2,799,852	4,519,300
Shareholder servicing fee (see Note 2B)	2,503,677	532,868	837,203
Custodian fee	76,397	95,213	106,866
Transfer Agent fee—Non-Retail Class	50,397	2,188	26,040
Transfer Agent fee—Class A	49,992	11,200	16,033
Transfer Agent fee—Class B	351	92	284
Transfer Agent fee—Class C	16,676	5,201	7,149
Distribution fees—Class A	521,211	70,645	241,211
Distribution fees—Class B	6,044	1,934	5,123
Distribution fees—Class C	509,510	101,762	307,665
Registration fees	213,225	16,430	30,557
Directors’ fees and expenses	80,629	19,898	31,411
Auditing and tax fees	66,162	16,638	23,233
Legal fees	48,026	16,664	21,781
Printing fees	44,034	7,319	16,862
Miscellaneous	55,963	27,217	26,295

Total expenses	16,037,523	3,725,121	6,217,013

Net investment income	84,696,036	17,964,266	29,150,845

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(11,366,789)	(5,408,480)	(4,988,025)
Swap transactions	363,463	0	0

Net realized loss on investment transactions	(11,003,326)	(5,408,480)	(4,988,025)

Net change in unrealized appreciation/depreciation of:
Investments	(160,440,157)	(36,030,518)	(57,283,446)
Swap transactions	(339,698)	0	0

Net change in unrealized appreciation/depreciation of investments and swaps	(160,779,855)	(36,030,518)	(57,283,446)

Net realized and unrealized loss on investment transactions	(171,783,181)	(41,438,998)	(62,271,471)

Net decrease in net assets resulting from operations	$(87,087,145)	$(23,474,732)	$(33,120,626)

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$5,497,337

Total income	5,497,337

Expenses:
Management fee (see Note 2A)	1,569,685
Shareholder servicing fee (see Note 2B)	299,859
Custodian fee	53,998
Transfer Agent fee—Non-Retail Class	11,508
Transfer Agent fee—Class A	32,842
Transfer Agent fee—Class B	4,106
Transfer Agent fee—Class C	14,588
Distribution fees—Class A	98,525
Distribution fees—Class B	29,861
Distribution fees—Class C	131,325
Registration fees	45,962
Printing fees	19,095
Auditing and tax fees	10,556
Directors’ fees and expenses	9,184
Legal fees	5,124
Miscellaneous	19,503

Total expenses	2,355,721
Less: expenses waived and reimbursed by the Adviser	(5,093)

Net expenses	2,350,628

Net investment income	3,146,709

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,005,447
Futures transactions	(22,725)
Foreign currency transactions	277,014

Net realized gain on investment and foreign currency transactions	2,259,736

Net change in unrealized appreciation/depreciation of:
Investments	(3,157,356)
Futures transactions	(194,379)
Foreign currency denominated assets and liabilities	(497,843)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,849,578)

Net realized and unrealized loss on investment and foreign currency transactions	(1,589,842)

Net increase in net assets resulting from operations	$1,556,867

See Notes to Financial Statements.

2011 Semi-Annual Report	29

Statement of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$15,547,677	$76,394,484	$6,031,095	$32,920,453
Net realized gain (loss) on investment and foreign currency transactions	212,147,236	13,028,434	110,331,544	4,328,463
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	54,592,057	(12,184,305)	8,682,323	707,683
Contributions from Adviser (see Note 2A)	0	395,945	0	0

Net increase (decrease) in net assets resulting from operations	282,286,970	77,634,558	125,044,962	37,956,599

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(82,849,056)	(97,127,671)	(36,153,254)	(44,379,989)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(82,849,056)	(97,127,671)	(36,153,254)	(44,379,989)

Capital-share transactions:
Net proceeds from sales of shares	404,787,486	714,037,943	209,103,773	308,743,345
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,452,793	10,556,772	5,328,205	7,306,952

Total proceeds from shares sold	412,240,279	724,594,715	214,431,978	316,050,297
Cost of shares redeemed	(593,750,915)	(1,146,844,453)	(294,359,573)	(611,764,450)

Net increase (decrease) in net assets from capital-share transactions	(181,510,636)	(422,249,738)	(79,927,595)	(295,714,153)

Net increase (decrease) in net assets	17,927,278	(441,742,851)	8,964,113	(302,137,543)

NET ASSETS:
Beginning of period	4,851,143,746	5,292,886,597	2,094,742,068	2,396,879,611

End of period (b)	$4,869,071,024	$4,851,143,746	$2,103,706,181	$2,094,742,068

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$10,326,355	$77,627,734	$(482,230)	$29,639,929

(a) See page 35 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $4,084,528 and $8,042,041 for the six months ended March 31, 2011 and year ended September 30, 2010, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO				INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/11 (UNAUDITED)		YEAR ENDED 9/30/10		SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10

$(421,391)		$18,088,218		$96,215,834	$211,812,184	$590,202	$1,416,427
140,392,883		247,743,658		14,819,509	97,861,859	1,029,836	1,329,475
22,371,014		46,579,482		(105,320,161)	276,205,743	(1,737,138)	1,563,510
0		0		0	0	0	0

162,342,506		312,411,358		5,715,182	585,879,786	(117,100)	4,309,412

(18,106,284)		(13,973,462)		(100,496,675)	(217,135,550)	(807,193)	(1,820,407)
0		0		(55,553,151)	0	(609,884)	0

(18,106,284)		(13,973,462)		(156,049,826)	(217,135,550)	(1,417,077)	(1,820,407)

139,725,458		224,651,886		626,577,657	1,341,564,064	60,140,967	112,182,186
16,730,905		12,676,821		67,576,630	33,565,385	1,062,057	994,053

156,456,363		237,328,707		694,154,287	1,375,129,449	61,203,024	113,176,239
(265,982,885)		(572,638,242)		(681,865,494)	(1,375,701,558)	(65,293,603)	(125,391,451)

(109,526,522	) *	(335,309,535	) *	12,288,793	(572,109)	(4,090,579)	(12,215,212)

34,709,700		(36,871,639)		(138,045,851)	368,172,127	(5,624,756)	(9,726,207)

1,912,856,372		1,949,728,011		5,375,563,344	5,007,391,217	163,014,547	172,740,754

$1,947,566,072		$1,912,856,372		$5,237,517,493	$5,375,563,344	$157,389,791	$163,014,547

$(6,744,940)		$11,782,735		$(1,338,505)	$2,942,336	$(125,402)	$91,589

2011 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,077,395	$9,199,075	$806,157	$2,124,970
Net realized gain (loss) on investment transactions	437,916	200,385	(164,403)	287,331
Net change in unrealized appreciation/ depreciation of investments	(5,980,245)	106,615	(1,176,070)	(198,714)

Net increase (decrease) in net assets resulting from operations	(1,464,934)	9,506,075	(534,316)	2,213,587

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(4,077,395)	(9,199,075)	(806,157)	(2,124,970)
Distributions from net realized gain on investment transactions (a)	(241,315)	0	(278,881)	(628,258)

Total dividends and distributions to shareholders	(4,318,710)	(9,199,075)	(1,085,038)	(2,753,228)

Capital-share transactions:
Net proceeds from sales of shares	204,470,458	589,623,882	32,667,711	124,927,753
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,812,290	5,546,871	814,593	2,066,999

Total proceeds from shares sold	207,282,748	595,170,753	33,482,304	126,994,752
Cost of shares redeemed	(269,404,966)	(461,790,386)	(53,077,918)	(90,889,232)

Net increase (decrease) in net assets from capital-share transactions	(62,122,218)	133,380,367	(19,595,614)	36,105,520

Net increase (decrease) in net assets	(67,905,862)	133,687,367	(21,214,968)	35,565,879

NET ASSETS:
Beginning of period	591,202,206	457,514,839	144,605,687	109,039,808

End of period (b)	$523,296,344	$591,202,206	$123,390,719	$144,605,687

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(20,116)	$(20,116)	$(18,341)	$(18,341)

(a) See pages 35 and 36 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10

$1,976,283	$4,589,528	$84,696,036	$167,706,927	$17,964,266	$39,301,101	$29,150,845	$57,436,811
(181,891)	598,056	(11,003,326)	29,361,923	(5,408,480)	11,723,626	(4,988,025)	6,973,886
(2,709,787)	(1,780,462)	(160,779,855)	64,618,232	(36,030,518)	15,998,191	(57,283,446)	21,758,438

(915,395)	3,407,122	(87,087,145)	261,687,082	(23,474,732)	67,022,918	(33,120,626)	86,169,135

(1,976,283)	(4,589,528)	(85,059,705)	(168,494,489)	(17,964,266)	(39,301,101)	(29,150,845)	(57,442,039)
0	0	(28,006,150)	(8,355,606)	(11,678,572)	(3,522,700)	(7,000,663)	(4,149,750)

(1,976,283)	(4,589,528)	(113,065,855)	(176,850,095)	(29,642,838)	(42,823,801)	(36,151,508)	(61,591,789)

56,902,072	210,772,854	864,275,089	1,871,940,581	139,476,877	318,013,688	256,031,865	583,887,177

1,082,063	2,554,194	43,732,744	42,846,429	14,588,460	11,997,045	13,647,630	18,670,082

57,984,135	213,327,048	908,007,833	1,914,787,010	154,065,337	330,010,733	269,679,495	602,557,259
(128,852,857)	(174,323,506)	(917,659,063)	(1,532,288,475)	(168,013,077)	(395,279,356)	(320,946,415)	(449,871,015)

(70,868,722)	39,003,542	(9,651,230)	382,498,535	(13,947,740)	(65,268,623)	(51,266,920)	152,686,244

(73,760,400)	37,821,136	(209,804,230)	467,335,522	(67,065,310)	(41,069,506)	(120,539,054)	177,263,590

273,147,405	235,326,269	5,573,655,737	5,106,320,215	1,175,612,352	1,216,681,858	1,971,448,926	1,794,185,336

$199,387,005	$273,147,405	$5,363,851,507	$5,573,655,737	$1,108,547,042	$1,175,612,352	$1,850,909,872	$1,971,448,926

$(767)	$(767)	$(437,495)	$(73,826)	$(147,790)	$(147,790)	$4,122	$4,122

2011 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,146,709	$9,161,607
Net realized gain (loss) on investment and foreign currency transactions	2,259,736	(1,948,995)
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(3,849,578)	16,414,892

Net increase in net assets resulting from operations	1,556,867	23,627,504

Dividends to shareholders:
Dividends from net investment income (a)	(3,796,840)	(10,324,416)

Total dividends to shareholders	(3,796,840)	(10,324,416)

Capital-share transactions:
Net proceeds from sales of shares	288,108,031	411,940,624
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	1,925,186	4,654,212

Total proceeds from shares sold	290,033,217	416,594,836
Cost of shares redeemed	(190,060,976)	(308,357,488)

Net Increase in net assets from capital-share transactions	99,972,241	108,237,348

Net increase in net assets	97,732,268	121,540,436

NET ASSETS:
Beginning of period	633,426,501	511,886,065

End of period (b)	$731,158,769	$633,426,501

(b) Includes distributions in excess of net investment income of:	$(735,809)	$(85,678)

(a) See page 38 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(82,805,988)	$(97,072,129)	$(35,969,878)	$(44,034,121)
Class A	(35,099)	(42,785)	(137,099)	(258,154)
Class B	(888)	(2,235)	(7,363)	(13,595)
Class C	(7,081)	(10,522)	(38,914)	(74,119)

	$(82,849,056)	$(97,127,671)	$(36,153,254)	$(44,379,989)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(78,865,197)	$(160,921,785)	$(17,042,993)	$(37,546,305)
Class A	(5,054,820)	(6,056,470)	(689,915)	(1,276,934)
Class B	(13,182)	(47,919)	(4,313)	(24,100)
Class C	(1,126,505)	(1,468,315)	(227,045)	(453,762)

	$(85,059,704)	$(168,494,489)	$(17,964,266)	$(39,301,101)

Distributions from net realized gain on investment transactions
Municipal Class	$(25,656,578)	$(8,097,672)	$(10,973,587)	$(3,358,770)
Class A	(1,818,536)	(225,936)	(490,418)	(105,992)
Class B	(6,211)	(3,489)	(3,955)	(4,067)
Class C	(524,825)	(28,509)	(210,612)	(53,871)

	$(28,006,150)	$(8,355,606)	$(11,678,572)	$(3,522,700)

2011 Semi-Annual Report	35

Statement of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(26,137,555)	$(53,367,691)
Class A	(2,326,818)	(3,086,952)
Class B	(11,092)	(49,085)
Class C	(675,380)	(938,311)

	$(29,150,845)	$(57,442,039)

Distributions from net realized gain on investment transactions
Municipal Class	$(6,157,028)	$(3,893,235)
Class A	(609,093)	(175,553)
Class B	(3,768)	(6,688)
Class C	(230,774)	(74,274)

	$(7,000,663)	$(4,149,750)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(3,496,010)	$(9,102,416)
Class A	(275,710)	(929,771)
Class B	(3,899)	(65,264)
Class C	(21,221)	(226,965)

	$(3,796,840)	$(10,324,416)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)		YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$15.19		$15.16		$16.52	$29.64	$27.20	$24.72

Income from investment operations:
Investment income, net†	0.05		0.22		0.25	0.52	0.47	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.85		0.09		(1.16)	(10.22)	5.63	3.82
Contributions from Adviser	0		0	(c)	0 (c)	0	0 (c)	0	(c)

Total from investment operations	0.90		0.31		(0.91)	(9.70)	6.10	4.22

Less dividends and distributions:
Dividends from taxable net investment income	(0.27)		(0.28)		(0.45)	(0.42)	(0.49)	(0.31)
Distributions from net realized gain on investment transactions	0		0		0	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(0.27)		(0.28)		(0.45)	(3.42)	(3.66)	(1.74)

Net asset value, end of period	$15.82		$15.19		$15.16	$16.52	$29.64	$27.20

Total return (a)	5.95%		2.07%		(4.64)%	(36.75)%	24.28%	18.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,864,482		$4,845,829		$5,286,906	$6,024,221	$9,492,508	$7,512,829
Average net assets (000 omitted)	$4,926,324		$5,004,731		$4,376,859	$8,333,321	$8,571,465	$6,888,047
Ratio to average net assets of:
Expenses	1.13%	*	1.13%	(d)	1.15%	1.12%	1.12%	1.15%	(d)
Net investment income	0.63%	*	1.53%	(d)	2.07%	2.21%	1.68%	1.53%	(d)
Portfolio turnover rate	36%		85%		84%	70%	52%	67%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)		YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$15.08		$15.00		$16.51	$29.38	$27.17	$23.27

Income from investment operations:
Investment income, net†	0.04		0.22		0.25	0.50	0.46	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86		0.14		(1.31)	(9.89)	5.63	3.81
Contributions from Adviser	0		0		0	0	0 (c)	0

Total from investment operations	0.90		0.36		(1.06)	(9.39)	6.09	4.21

Less dividends and distributions:
Dividends from taxable net investment income	(0.27)		(0.28)		(0.45)	(0.44)	(0.53)	(0.31)
Distributions from net realized gain on investment transactions	0		0		0	(3.04)	(3.35)	0

Total dividends and distributions	(0.27)		(0.28)		(0.45)	(3.48)	(3.88)	(0.31)

Net asset value, end of period	$15.71		$15.08		$15.00	$16.51	$29.38	$27.17

Total return (a)	5.99%		2.43%		(5.59)%	(36.07)%	24.52%	18.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,086,075		$2,073,462		$2,364,571	$2,788,102	$4,315,454	$3,397,969
Average net assets (000 omitted)	$2,124,766		$2,199,418		$2,032,024	$3,828,486	$3,892,605	$3,125,615
Ratio to average net assets of:
Expenses	1.18%	*	1.17%	(d)	1.19%	1.18%	1.18%	1.20%	(d)
Net investment income	0.57%	*	1.49%	(d)	2.03%	2.16%	1.68%	1.55%	(d)
Portfolio turnover rate	38%		84%		91%	53%	59%	73%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)		YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$31.40		$26.67		$25.97	$50.62	$38.90	$43.22

Income from investment operations
Net investment income (loss)†	(0.01)		0.27		0.24	0.53	0.45	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77		4.54		2.25	(14.32)	17.69	5.02
Contributions from Adviser	0		0		0	0 (c)	0 (c)	0

Total from investment operations	2.76		4.81		2.49	(13.79)	18.14	5.51

Less dividends and distributions:
Dividends from taxable net investment income	(0.31)		(0.20)		(0.39)	(0.44)	(0.35)	(0.60)
Distributions from net realized gain on investment transactions	0		0		(1.50)	(10.55)	(6.22)	(9.39)

Total dividends and distributions	(0.31)		(0.20)		(1.89)	(10.99)	(6.57)	(9.99)

Portfolio transaction fee	0.07		0.12		0.10	0.13	0.15	0.16

Net asset value, end of period	$33.92		$31.40		$26.67	$25.97	$50.62	$38.90

Total return (a)	6.85%	(b)	16.19%	(b)	13.54% (b)	(36.23)% (b)	50.40% (b)	13.89%	(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,947,566		$1,912,856		$1,949,728	$1,950,976	$3,230,050	$2,152,403
Average net assets (000 omitted)	$1,927,525		$1,928,521		$1,458,886	$2,877,534	$2,660,575	$2,031,225
Ratio to average net assets of:
Expenses	1.44%	*	1.44%	(d)	1.48%	1.51%	1.53%	1.58%	(d)
Net investment income (loss)	(0.04)%	*	0.94%	(d)	1.25%	1.35%	1.07%	1.26%	(d)
Portfolio turnover rate	32%		67%		70%	55%	61%	61%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$14.13	$13.18		$12.25	$13.11	$13.11	$13.27

Income from investment operations:
Investment income, net†	0.25	0.54		0.60	0.62	0.62	0.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.24)	0.97		1.07	(0.80)	(0.01)	(0.15)

Total from investment operations	0.01	1.51		1.67	(0.18)	0.61	0.44

Less dividends and distributions:
Dividends from taxable net investment income	(0.26)	(0.56)		(0.62)	(0.68)	(0.61)	(0.60)
Distributions from net realized gain on investment transactions	(0.15)	0		(0.12)	0	0	0	(c)

Total dividends and distributions	(0.41)	(0.56)		(0.74)	(0.68)	(0.61)	(0.60)

Net asset value, end of period	$13.73	$14.13		$13.18	$12.25	$13.11	$13.11

Total return (a)	0.11%	11.68%		14.41% **	(1.53)% **^	4.78%	3.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,237,517	$5,375,563		$5,007,391	$4,886,527	$5,062,112	$4,138,898
Average net assets (000 omitted)	$5,271,896	$5,305,650		$4,463,855	$5,220,966	$4,592,670	$3,694,176
Ratio to average net assets of:
Expenses	0.56% *	0.56%	(d)	0.57%	0.57%	0.58%	0.60%	(d)
Net investment income	3.66% *	3.99%	(d)	4.96%	4.75%	4.73%	4.56%	(d)
Portfolio turnover rate	42%	90%		82%	95%	204%	426%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.89	$12.70		$12.47	$12.47	$12.41	$12.45

Income from investment operations:
Investment income, net†	0.05	0.10		0.24	0.43	0.50	0.41
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.22		0.25	0.01	0.07	(0.02)

Total from investment operations	(0.01)	0.32		0.49	0.44	0.57	0.39

Less dividends and distributions:
Dividends from taxable net investment income	(0.06)	(0.13)		(0.26)	(0.44)	(0.51)	(0.43)
Distributions from net realized gain on investment transactions	(0.05)	0		0	0	0	0

Total dividends and distributions	(0.11)	(0.13)		(0.26)	(0.44)	(0.51)	(0.43)

Net asset value, end of period	$12.77	$12.89		$12.70	$12.47	$12.47	$12.41

Total return (a)	(0.08)%	2.55%		3.96%	3.56%	4.66%	3.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$157,390	$163,015		$172,741	$116,067	$81,196	$86,733
Average net assets (000 omitted)	$165,238	$175,298		$163,493	$94,678	$83,785	$83,170
Ratio to average net assets of:
Expenses	0.64% *	0.64%	(d)	0.63%	0.73%	0.77%	0.79% (d)
Net investment income	0.72% *	0.81%	(d)	1.90%	3.43%	4.03%	3.33% (d)
Portfolio turnover rate	92%	181%		312%	143%	101%	130%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.69	$12.68		$12.53	$12.50	$12.48	$12.51

Income from investment operations:
Investment income, net†	0.09	0.21		0.32	0.38	0.37	0.34
Net realized and unrealized gain (loss) on investment transactions	(0.11)	0.01		0.16	0.04	0.02	(0.03)

Total from investment operations	(0.02)	0.22		0.48	0.42	0.39	0.31

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.09)	(0.21)		(0.33)	(0.39)	(0.37)	(0.34)
Distributions from net realized gain on investment transactions	(0.01)	0		0	0	0	0

Total dividends and distributions	(0.10)	(0.21)		(0.33)	(0.39)	(0.37)	(0.34)

Net asset value, end of period	$12.57	$12.69		$12.68	$12.53	$12.50	$12.48

Total return (a)	(0.21)%	1.75%		3.85%	3.35%	3.20%	2.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$523,296	$591,202		$457,515	$328,867	$251,456	$209,416
Average net assets (000 omitted)	$579,527	$556,818		$368,993	$277,346	$219,160	$228,571
Ratio to average net assets of:
Expenses	0.61% *	0.62%	(d)	0.62%	0.64%	0.66%	0.70% (d)
Net investment income	1.41% *	1.65%	(d)	2.55%	3.05%	3.00%	2.70% (d)
Portfolio turnover rate	24%	23%		54%	94%	60%	50%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.62	$12.68	$12.53	$12.49	$12.46	$12.47

Income from investment operations
Investment income, net†	0.08	0.21	0.34	0.35	0.35	0.30
Net realized and unrealized gain (loss) on investment transactions	(0.12)	0.01	0.15	0.05	0.03	(0.01)

Total from investment operations	(0.04)	0.22	0.49	0.40	0.38	0.29

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.08)	(0.21)	(0.34)	(0.36)	(0.35)	(0.30)
Distributions from net realized gain on investment transactions	(0.03)	(0.07)	0	0	0	0

Total dividends and distributions	(0.11)	(0.28)	(0.34)	(0.36)	(0.35)	(0.30)

Net asset value, end of period	$12.47	$12.62	$12.68	$12.53	$12.49	$12.46

Total return (a)	(0.35)%	1.77%	3.95%	3.24%	3.12%	2.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$123,391	$144,606	$109,040	$141,225	$80,150	$75,510
Average net assets (000 omitted)	$128,001	$127,870	$119,438	$106,703	$77,929	$67,878
Ratio to average net assets of:
Expenses	0.65% *	0.65% (d)	0.65%	0.69%	0.73%	0.81% (d)
Net investment income	1.26% *	1.66% (d)	2.68%	2.81%	2.84%	2.38% (d)
Portfolio turnover rate	37%	64%	52%	134%	103%	83%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.53	$12.59		$12.40	$12.40		$12.38	$12.39

Income from investment operations:
Investment income, net†	0.11	0.22		0.30	0.37		0.38	0.32
Net realized and unrealized gain (loss) on investment transactions	(0.14)	(0.06)		0.20	0		0.02	(0.01)
Contributions from Adviser	0	0		0	0	(c)	0	0

Total from investment operations	(0.03)	0.16		0.50	0.37		0.40	0.31

Less dividends:
Dividends from tax-exempt net investment income	(0.11)	(0.22)		(0.31)	(0.37)		(0.38)	(0.32)

Net asset value, end of period	$12.39	$12.53		$12.59	$12.40		$12.40	$12.38

Total return (a)	(0.27)%	1.29%		4.14%	3.08%		3.25%	2.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$199,387	$273,147		$235,326	$161,836		$110,878	$102,756
Average net assets (000 omitted)	$231,284	$262,227		$186,124	$132,487		$106,936	$113,877
Ratio to average net assets of:
Expenses	0.62% *	0.61%	(d)	0.63%	0.67%		0.69%	0.74%	(d)
Net investment income	1.71% *	1.75%	(d)	2.42%	2.98%		3.04%	2.55%	(d)
Portfolio turnover rate	11%	30%		45%	103%		66%	52%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$14.75	$14.53	$13.81	$14.00	$14.03	$14.06

Income from investment operations:
Investment income, net†	.23	.45	.48	.48	.46	.46
Net realized and unrealized gain (loss) on investment transactions	(.46)	.25	.73	(.19)	(.03)	(.03)

Total from investment operations	(.23)	.70	1.21	.29	.43	.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(.23)	(.46)	(.48)	(.48)	(.46)	(.46)
Distributions from net realized gain on investment transactions	(.07)	(.02)	(.01)	0	0	0

Total dividends and distributions	(.30)	(.48)	(.49)	(.48)	(.46)	(.46)

Net asset value, end of period	$14.22	$14.75	$14.53	$13.81	$14.00	$14.03

Total return (a)	(1.56)%	4.90%	8.96%	2.04%	3.14%	3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,924,356	$5,129,063	$4,942,157	$5,065,599	$4,653,605	$3,693,513
Average net assets (000 omitted)	$5,021,111	$5,176,769	$4,716,436	$5,052,989	$4,174,406	$3,309,135
Ratio to average net assets of:
Expenses	0.55% *	0.56% (d)	0.57%	0.57%	0.58%	0.59% (d)
Net investment income	3.14% *	3.10% (d)	3.39%	3.38%	3.32%	3.29% (d)
Portfolio turnover rate	9%	21%	12%	28%	18%	29%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$14.85	$14.55	$13.96	$14.18	$14.21	$14.23

Income from investment operations:
Investment income, net†	.23	.47	.48	.48	.46	.45
Net realized and unrealized gain (loss) on investment transactions	(.53)	.34	.63	(.22)	(.03)	(.02)

Total from investment operations	(.30)	.81	1.11	.26	.43	.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(.23)	(.47)	(.48)	(.48)	(.46)	(.45)
Distributions from net realized gain on investment transactions	(.15)	(.04)	(.04)	0	0	0

Total dividends and distributions	(.38)	(.51)	(.52)	(.48)	(.46)	(.45)

Net asset value, end of period	$14.17	$14.85	$14.55	$13.96	$14.18	$14.21

Total return (a)	(2.03)%	5.71%	8.09%	1.83%	3.12%	3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,043,027	$1,103,565	$1,154,961	$1,363,736	$1,380,197	$1,194,575
Average net assets (000 omitted)	$1,068,664	$1,163,905	$1,186,613	$1,414,368	$1,294,527	$1,073,155
Ratio to average net assets of:
Expenses	.63% *	.63% (d)	.63%	.62%	.62%	.63% (d)
Net investment income	3.20% *	3.23% (d)	3.39%	3.38%	3.27%	3.20% (d)
Portfolio turnover rate	4%	33%	14%	26%	27%	23%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$14.53	$14.36	$13.61	$13.83	$13.86	$13.91

Income from investment operations:
Investment income, net†	.22	.44	.46	.47	.47	.47
Net realized and unrealized gain (loss) on investment transactions	(.47)	.20	.79	(.22)	(.03)	(.05)

Total from investment operations	(.25)	.64	1.25	.25	.44	.42

Less dividends and distributions:
Dividends from tax-exempt net investment income	(.22)	(.44)	(.46)	(.47)	(.47)	(.47)
Distributions from net realized gain on investment transactions	(.05)	(.03)	(.04)	0	0	0

Total dividends and distributions	(.27)	(.47)	(.50)	(.47)	(.47)	(.47)

Net asset value, end of period	$14.01	$14.53	$14.36	$13.61	$13.83	$13.86

Total return (a)	(1.70)%	4.55%	9.42%	1.80%	3.24%	3.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,634,808	$1,745,720	$1,692,410	$1,817,154	$1,722,790	$1,484,265
Average net assets (000 omitted)	$1,679,006	$1,752,608	$1,643,093	$1,828,067	$1,608,192	$1,364,506
Ratio to average net assets of:
Expenses	.61% *	.61% (d)	.61%	.61%	.61%	.62% (d)
Net investment income	3.12% *	3.05% (d)	3.33%	3.38%	3.42%	3.40% (d)
Portfolio turnover rate	5%	18%	19%	24%	24%	21%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)		YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$11.92		$11.65		$11.45	$12.24	$12.31	$12.39

Income from investment operations:
Investment income, net†	0.06		0.20		0.35	0.46	0.55	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.02)		0.29		0.22	(0.77)	(0.05)	(0.05)

Total from investment operations	0.04		0.49		0.57	(0.31)	0.50	0.44

Less: Dividends
Dividends from taxable net investment income	(0.07)		(0.22)		(0.37)	(0.48)	(0.57)	(0.52)

Net asset value, end of period	$11.89		$11.92		$11.65	$11.45	$12.24	$12.31

Total return (a)	0.33%		4.29%	**	5.08%	(2.61)% **	4.15%	3.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$635,436		$534,551		$424,137	$369,337	$339,266	$375,908
Average net assets (000 omitted)	$601,365		$481,956		$367,415	$342,890	$355,957	$383,702
Ratio to average net assets of:
Expenses	0.60%	*	0.62%	(d)	0.63%	0.64%	0.65%	0.66%	(d)
Net investment income	0.98%	*	1.69%	(d)	3.08%	3.88%	4.52%	4.00%	(d)
Portfolio turnover rate	46%		107%		176%	116%	127%	157%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

*	Annualized
**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Total return to a shareholder for the six months ending March 31, 2011 and the years ending September 30, 2010, September 30, 2009, September 30, 2008, September 30, 2007 and September 30, 2006, without taking into account these transaction fees would have been 9.03%, 18.55%, 15.85%, (34.93)%, 53.46%, and 16.21, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2011 Semi-Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprises of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
International	International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME TAXABLE PORTFOLIOS
Intermediate Duration	Intermediate Duration Class
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration New York Municipal	Short Duration New York Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
Diversified Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
New York Municipal	Municipal Class, Class A, Class B and Class C

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Taxable Portfolios, Fixed Income Municipal Portfolios and Intermediate Municipal Portfolios. The financial highlights of the Overlay Portfolios and of Class A, Class B and Class C Shares (collectively “Retail Classes”) of Tax-Managed International, International, Short Duration Plus, Diversified Municipal, California Municipal and New York Municipal Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

50	Sanford C. Bernstein Fund, Inc.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2011 Semi-Annual Report	51

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2011:

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$62,864,031	$973,354,172		$—	$1,036,218,203
Consumer Discretionary	18,472,144	710,155,818		—	728,627,962
Industrials	—	630,114,766		—	630,114,766
Energy	99,378,500	436,357,770		—	535,736,270
Materials	57,915,907	464,930,768		—	522,846,675
Consumer Staples	—	446,625,835		—	446,625,835
Information Technology	—	292,895,529		—	292,895,529
Telecommunication Services	—	225,233,928		—	225,233,928
Health Care	—	163,748,506		—	163,748,506
Utilities	—	103,390,175		—	103,390,175
Short-Term Investments	—	55,005,000		—	55,005,000
Total Investments in Securities	238,630,582	4,501,812,267	+	—	4,740,442,849
Other Financial Instruments*:
Assets
Futures Contracts	443,196	—		—	443,196	#
Forward Currency Exchange Contracts	—	100,568,363		—	100,568,363
Liabilities
Futures Contracts	(430,242)	—		—	(430,242	)#
Forward Currency Exchange Contracts	—	(94,173,512)		—	(94,173,512)
Total	$238,643,536	$4,508,207,118		$—	$4,746,850,654

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$29,941,570	$419,159,255		$—	$449,100,825
Consumer Discretionary	10,676,736	307,863,843		—	318,540,579
Industrials	—	274,098,834		—	274,098,834
Energy	47,322,887	192,514,734		—	239,837,621
Materials	25,113,094	197,645,543		—	222,758,637
Consumer Staples	—	193,808,386		—	193,808,386
Information Technology	—	124,721,163		—	124,721,163
Telecommunication Services	—	97,091,176		—	97,091,176
Health Care	—	68,512,691		—	68,512,691
Utilities	—	44,526,025		—	44,526,025
Short-Term Investments	—	24,210,000		—	24,210,000
Total Investments in Securities	113,054,287	1,944,151,650	+	—	2,057,205,937
Other Financial Instruments*:
Assets
Futures Contracts	157,971	—		—	157,971	#
Forward Currency Exchange Contracts	—	6,401,748		—	6,401,748
Liabilities
Futures Contracts	(157,204)	—		—	(157,204	)#
Forward Currency Exchange Contracts	—	(8,612,881)		—	(8,612,881)
Total	$113,055,054	$1,941,940,517		$—	$2,054,995,571

52	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$97,902,432	$395,533,684		$5,709,932	$499,146,048
Energy	107,701,838	191,928,399		16,353,407	315,983,644
Materials	107,744,558	188,711,001		—	296,455,559
Information Technology	25,992,396	239,943,734		—	265,936,130
Consumer Discretionary	59,800,963	150,030,770		—	209,831,733
Industrials	29,790,079	65,082,792		—	94,872,871
Consumer Staples	28,925,994	46,489,374		—	75,415,368
Utilities	46,179,126	9,448,410		—	55,627,536
Telecommunication Services	32,932,497	17,129,454		—	50,061,951
Health Care	—	16,729,244		—	16,729,244
Warrants	—	—		41,010,143	41,010,143
Short-Term Investments	—	4,879,000		—	4,879,000
Total Investments in Securities	536,969,883	1,325,905,862	+	63,073,482	1,925,949,227
Other Financial Instruments*	—	—		—	—
Total	$536,969,883	$1,325,905,862		$63,073,482	$1,925,949,227

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$—	$1,595,478,533		$—	$1,595,478,533
Governments—Treasuries	—	1,209,005,047		—	1,209,005,047
Mortgage Pass-Thru’s	—	791,811,354		—	791,811,354
Commercial Mortgage-Backed Securities	—	392,083,050		144,610,298	536,693,348
Agencies	—	426,941,989		—	426,941,989
Corporates—Non-Investment Grades	—	183,068,090		—	183,068,090
Asset-Backed Securities	—	39,880,570		31,114,144	70,994,714
Bank Loans	—	—		68,871,481	68,871,481
Governments—Sovereign Agencies	—	64,047,963		—	64,047,963
Quasi-Sovereigns	—	47,531,351		—	47,531,351
CMOs	—	1,221,095		40,430,770	41,651,865
Governments—Sovereign Bonds	—	37,679,842		—	37,679,842
Local Governments—Municipal Bonds	—	14,111,583		—	14,111,583
Preferred Stocks	5,508,090	—		—	5,508,090
Common Stocks	—	—		81,904	81,904
Warrants	—	—		3	3
Short-Term Investments
Time Deposit	—	88,996,664		—	88,996,664
Commercial Paper	—	78,680,000		—	78,680,000
Certificates of Deposit	—	7,870,000		—	7,870,000
Total Investments in Securities	5,508,090	4,978,407,131		285,108,600	5,269,023,821
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts	—	1,331,834		—	1,331,834
Liabilities
Futures Contracts	(4,852)	—		—	(4,852	)#
Forward Currency Exchange Contracts	—	(820,927)		—	(820,927)
Total	$5,503,238	$4,978,918,038		$285,108,600	$5,269,529,876

2011 Semi-Annual Report	53

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$95,164,616	$—	$95,164,616
Mortgage Pass-Thru’s	—	36,343,456	—	36,343,456
Agencies	—	16,001,652	—	16,001,652
CMOs	—	235,570	5,392,812	5,628,382
Commercial Mortgage-Backed Security	—	1,540,220	—	1,540,220
Short-Term Investments	—	1,795,000	—	1,795,000
Total Investments in Securities	—	151,080,514	5,392,812	156,473,326
Other Financial Instruments*:
Assets	—	—	—	—
Liabilities
Futures Contracts	(7,195)	—	—	(7,195	)#
Total	$(7,195)	$151,080,514	$5,392,812	$156,466,131

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$521,955,155	$—	$521,955,155
Total Investments in Securities	—	521,955,155	—	521,955,155
Other Financial Instruments*	—	—	—	—
Total	$—	$521,955,155	$—	$521,955,155

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$119,700,742	$—	$119,700,742
Short-Term Municipal Notes	—	4,200,000	—	4,200,000
Total Investments in Securities	—	123,900,742	—	123,900,742
Other Financial Instruments*	—	—	—	—
Total	$—	$123,900,742	$—	$123,900,742

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$185,712,026	$—	$185,712,026
Short-Term Municipal Notes	—	15,675,000	—	15,675,000
Total Investments in Securities	—	201,387,026	—	201,387,026
Other Financial Instruments*	—	—	—	—
Total	$—	$201,387,026	$—	$201,387,026

54	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$5,172,946,670	$—	$5,172,946,670
Total Investments in Securities	—	5,172,946,670	—	5,172,946,670
Other Financial Instruments* :
Assets
Interest Rate Swap Contracts	—	—	706,408	706,408
Liabilities	—	—	—	—
Total	$—	$5,172,946,670	$706,408	$5,173,653,078

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$1,071,578,831	$—	$1,071,578,831
Total Investments in Securities	—	1,071,578,831	—	1,071,578,831
Other Financial Instruments*	—	—	—	—
Total	$—	$1,071,578,831	$—	$1,071,578,831

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$1,810,116,790	$—	$1,810,116,790
Total Investments in Securities	—	1,810,116,790	—	1,810,116,790
Other Financial Instruments*	—	—	—	—
Total	$—	$1,810,116,790	$—	$1,810,116,790

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$327,293,084	$—	$327,293,084
Asset-Backed Securities	—	90,105,535	10,278,143	100,383,678
Mortgage Pass-Thru’s	—	98,258,696	—	98,258,696
Corporates—Investment Grades	—	98,013,842	—	98,013,842
Commercial Mortgage-Backed Securities	—	24,772,738	10,809,197	35,581,935
Agencies	—	21,636,872	—	21,636,872
CMOs	—	761,044	12,834,926	13,595,970
Governments—Sovereign Agencies	—	3,396,887	—	3,396,887
Certificates of Deposit	—	2,203,900	—	2,203,900
Short-Term Investments
Certificates of Deposit	—	5,991,440	—	5,991,440
Agency Discount Note	—	20,300,000	—	20,300,000
Total Investments in Securities	—	692,734,038	33,922,266	726,656,304
Other Financial Instruments* :
Assets
Futures Contracts	11,549	—	—	11,549	#
Liabilities
Futures Contracts	(68,729)	—	—	(68,729	)#
Forward Currency Exchange Contracts	—	(498,289)	—	(498,289)
Total	$(57,180)	$692,235,749	$33,922,266	$726,100,835

2011 Semi-Annual Report	55

Notes to Financial Statements (continued)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as level 2 investments.
#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

EMERGING MARKETS PORTFOLIO	FINANCIALS	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/10	$—	$—	$26,485,195	$26,485,195
Accrued discounts/(premiums)	—	—	—	—
Realized gain (loss)	—	—	2,097,380	2,097,380
Change in unrealized appreciation/depreciation	—	—	1,265,682	1,265,682
Purchases	—	—	15,719,077	15,719,077
Sales	—	—	(4,557,191)	(4,557,191)
Transfers in to Level 3	5,709,932	16,353,407	—	22,063,339
Transfers out of Level 3	—	—	—	—

Balance as of 3/31/11	$5,709,932	$16,353,407	$41,010,143	$63,073,482

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—	$1,265,683	$1,265,683

INTERMEDIATE DURATION PORTFOLIO	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES - NON-INVESTMENT GRADES	ASSET- BACKED SECURITIES
Balance as of 9/30/10	$13,344,256	$133,254,872	$4,960,564	$30,547,592
Accrued discounts/(premiums)	—	256,202	3,609	1,135
Realized gain (loss)	—	1,886,362	2,004	(14,950,430)
Change in unrealized appreciation/depreciation	(28,730)	(787,429)	(7,357)	17,050,227
Purchases	—	17,972,413	—	11,185,901
Sales	—	(17,753,920)	(116,251)	(12,720,281)
Transfers in to Level 3	—	27,584,001	—	—
Transfers out of Level 3	(13,315,526)	(17,802,203)	(4,842,569)	—

Balance as of 3/31/11	$—	$144,610,298	$—	$31,114,144

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$566,294	$—	$1,528,321

56	Sanford C. Bernstein Fund, Inc.

	BANK LOANS	CMOS	COMMON STOCKS	WARRANTS*
Balance as of 9/30/10	$80,795,570	$41,994,264	$81,904	$0
Accrued discounts/(premiums)	429,498	896	—	—
Realized gain (loss)	596,822	23,341	—	—
Change in unrealized appreciation/depreciation	3,701,404	2,977,725	—	—
Purchases	12,499,309	—	—	3
Sales	(29,151,122)	(4,565,456)	—	—
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 3/31/11	$68,871,481	$40,430,770	$81,904	$3

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$3,606,939	$2,977,725	$—	$—

	TOTAL
Balance as of 9/30/10	$304,979,022
Accrued discounts/(premiums)	691,340
Realized gain (loss)	(12,441,901)
Change in unrealized appreciation/depreciation	22,905,840
Purchases	41,657,626
Sales	(64,307,030)
Transfers in to Level 3	27,584,001
Transfers out of Level 3	(35,960,298)

Balance as of 3/31/11	$285,108,600

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$8,679,279

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	CMOS	TOTAL
Balance as of 9/30/10	$—	$—
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	11,865	11,865
Purchases	5,730,000	5,730,000
Sales	(349,053)	(349,053)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 3/31/11	$5,392,812	$5,392,812

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$11,865	$11,865

2011 Semi-Annual Report	57

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS*	TOTAL
Balance as of 9/30/10	$234,540	$234,540
Accrued discounts/(premiums)	—	—
Realized gain (loss)	12,399	12,399
Change in unrealized appreciation/depreciation	93,960	93,960
Purchases	—	—
Sales	(12,399)	(12,399)
Transfers in to Level 3	—	—
Transfers out of Level 3	(328,500)	(328,500)

Balance as of 3/31/11	$0	$0

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/10	$15,000	$15,000
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	7,500	7,500
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	(22,500)	(22,500)

Balance as of 3/31/11	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS*	TOTAL
Balance as of 9/30/10	$96,000	$96,000
Accrued discounts/(premiums)	—	—
Realized gain (loss)	10,490	10,490
Change in unrealized appreciation/depreciation	48,000	48,000
Purchases	—	—
Sales	(10,490)	(10,490)
Transfers in to Level 3	—	—
Transfers out of Level 3	(144,000)	(144,000)

Balance as of 3/31/11	$0	$0

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—

58	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS*	INTEREST RATE SWAP CONTRACTS	TOTAL
Balance as of 9/30/10	$2,156,650	$—	$2,156,650
Accrued discounts/(premiums)	—	—	—
Realized gain (loss)	(615,709)	—	(615,709)
Change in unrealized appreciation/depreciation	1,150,600	—	1,150,600
Purchases	—	—	—
Sales	(454,291)	—	(454,291)
Transfers in to Level 3	—	706,408	706,408
Transfers out of Level 3	(2,237,250)	—	(2,237,250)

Balance as of 3/31/11	$0	$706,408	$706,408

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—	$—

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/10	$134,000	$134,000
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	67,000	67,000
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	(201,000)	(201,000)

Balance as of 3/31/11	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS*	TOTAL
Balance as of 9/30/10	$0	$0
Accrued discounts/(premiums)	—	—
Realized gain (loss)	41,643	41,643
Change in unrealized appreciation/depreciation	—	—
Purchases	—	—
Sales	(41,643)	(41,643)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 3/31/11	$0	$0

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—

2011 Semi-Annual Report	59

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO	ASSET- BACKED SECURITIES	CORPORATES - INVESTMENT GRADES	CMOS	TOTAL
Balance as of 9/30/10	$6,622,628	$6,389,732	$4,198,983	$17,211,343
Accrued discounts/(premiums)	1,288	(5)	(57)	1,226
Realized gain (loss)	(554,298)	—	467	(553,831)
Change in unrealized appreciation/depreciation	1,151,545	1,044,132	442,423	2,638,100
Purchases	4,928,179	3,569,993	8,569,059	17,067,231
Sales	(1,871,199)	(194,655)	(375,949)	(2,441,803)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 3/31/11	$10,278,143	$10,809,197	$12,834,926	$33,922,266

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$412,924	$442,423	$1,044,132	$1,899,479

*	The Portfolio held securities with zero market value at period end.
**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

60	Sanford C. Bernstein Fund, Inc.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

2011 Semi-Annual Report	61

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration and Diversified Municipal*		0.500%	0.450%	0.400%	0.350%	0.300%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%

*	Prior to October 21, 2010, Diversified Municipal Portfolio’s advisory fee rates were 0.500%, 0.450%, 0.400% and 0.350%.

During the year ended September 30, 2010, the Adviser reimbursed the Tax-Managed International Portfolio $395,945 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares,

62	Sanford C. Bernstein Fund, Inc.

fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2011, the compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $8,982; International Portfolio, $10,128; Diversified Municipal Portfolio, $23,088; California Municipal Portfolio, $9,000; New York Municipal Portfolio, $11,929; and Short Duration Plus Portfolio, $24,320.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$228,192	$199,637	$470,414	$509,062	$756,544	$55,626
Class C	1,203,052	1,317,976	2,213,644	1,093,117	1,761,395	828,443

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate

2011 Semi-Annual Report	63

Notes to Financial Statements (continued)

Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2011, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$121	$0	$101	$25
International	235	206	377	296
Diversified Municipal	99	106,109	252	22,955
California Municipal	119	13,678	262	3,327
New York Municipal	334	28,426	292	18,240
Short Duration Plus	2,254	7,547	1,761	878

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2011 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Tax-Managed International	$3,738,568	$0	$0
International	1,683,252	0	0
Emerging Markets	1,980,329	0	0

There were no brokerage commissions paid by Intermediate Duration, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal, New York Municipal and Short Duration Plus Portfolios for the six months ended March 31, 2011.

64	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2010 through March 31, 2011, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$1,731,484,196	$0	$2,075,029,569	$0
International	778,511,175	0	900,000,626	0
Emerging Markets	610,243,977	0	744,784,437	0
Intermediate Duration	357,195,359	1,970,806,973	402,775,302	1,733,079,294
U.S. Government Short Duration	7,332,323	141,225,325	5,150,813	141,858,069
Short Duration Diversified Municipal	133,549,664	0	111,960,421	61,049,823
Short Duration California Municipal	27,150,840	25,567,240	19,843,486	25,502,578
Short Duration New York Municipal	23,738,903	0	101,623,899	0
Diversified Municipal	485,516,567	0	372,152,758	227,998,981
California Municipal	41,648,241	0	63,799,126	0
New York Municipal	93,977,627	0	77,955,594	73,256,908
Short Duration Plus	156,909,562	270,332,296	18,358,233	297,853,584

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Tax-Managed International	$558,484,121	$(182,384,702)	$376,099,419
International	238,505,370	(81,617,538)	156,887,832
Emerging Markets	504,585,374	(28,931,487)	475,653,887
Intermediate Duration	222,193,414	(88,648,412)	133,545,002
U.S. Government Short Duration	789,321	(265,069)	524,252
Short Duration Diversified Municipal	2,203,454	(5,552,510)	(3,349,056)
Short Duration California Municipal	556,018	(1,484,970)	(928,952)
Short Duration New York Municipal	939,392	(3,067,341)	(2,127,949)
Diversified Municipal	172,096,653	(76,385,483)	95,711,170
California Municipal	31,007,867	(15,146,771)	15,861,096
New York Municipal	62,029,472	(26,741,090)	35,288,382
Short Duration Plus	5,706,910	(8,286,536)	(2,579,626)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

2011 Semi-Annual Report	65

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Tax-Managed International and International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended March 31, 2011, the Intermediate Duration, Short Duration Plus and U.S. Government Short Duration Portfolios held futures contracts for hedging purposes. The Tax-Managed International, International, Short Duration Plus and Intermediate Duration Portfolios also held futures contracts to increase exposure to underlying asset classes.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Flucutations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

During the six months ended March 31, 2011, the Tax-Managed International, International, Intermediate Duration and Short Duration Plus Portfolios held foreign-currency exchange contracts for hedging purposes. The Tax-Managed International and International Portfolios also held foreign-currency exchange contracts to increase exposure to underlying asset classes.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

66	Sanford C. Bernstein Fund, Inc.

including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2011, the Intermediate Duration and Diversified Municipal Portfolios held interest rate swap contracts for hedging purposes. The Intermediate Duration Portfolio also held interest rate swaps for non-hedging purposes.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2011, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

2011 Semi-Annual Report	67

Notes to Financial Statements (continued)

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At March 31, 2011, the Portfolios had entered into the following derivatives:

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$100,568,363		Unrealized depreciation of forward currency exchange contracts	$94,173,512
Equity contracts	Margin due from/owed to broker on futures contracts	12,954	*
Total		$100,581,317			$94,173,512

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(94,500,229)	$(32,854,737)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,042,101	283,994
Total		$(93,458,128)	$(32,570,743)

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $3,657,763,561 and average monthly original value of futures contracts was $17,246,279.

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,401,748		Unrealized depreciation of forward currency exchange contracts	$8,612,881
Equity contracts	Margin due from/owed to broker on futures contracts	767	*
Total		$6,402,515			$8,612,881

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

68	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$7,024,289	$(8,548,076)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transactions	2,189,587	(121,197)
Total		$9,213,876	$(8,669,273)

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,406,285,231, and the average monthly original value of futures contracts was $13,645,675.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$820,927
Interest rate contracts			Margin due from/owed to broker on futures contracts	4,852	*
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,331,834
Total		$1,331,834		$825,779

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

2011 Semi-Annual Report	69

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign Exchange Contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(874,535)	$(573,869)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(1,750,437)	(83,234)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	216,041	1,331,834
Total		$(2,408,931)	$674,731

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $54,700,269 and average monthly original value of futures contracts was $37,006,758. For five months of the period, the average monthly notional amount of interest rate swaps was $297,270,000.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Margin due from/owed to broker on futures contracts	$7,195	*
Total				$7,195

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$4,305	$(7,195)
Total		$4,305	$(7,195)

For the three months of the period ended March 31, 2011, average monthly original value of futures contracts was $815,942.

70	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$706,408
Total		$706,408

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$363,463	$(339,698)
Total		$363,463	$(339,698)

For the six months ended March 31, 2011, the average monthly notional amount of interest rate swaps was $22,255,000.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$498,289
Interest rate contracts			Margin due from/owed to broker on futures contracts	57,180	*
Total				$555,469

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$0	$(498,289)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(22,725)	(194,379)
Total		$(22,725)	$(692,668)

2011 Semi-Annual Report	71

Notes to Financial Statements (continued)

For the six months ended March 31, 2011, the average monthly original value of future contracts was $130,096,954. For one month of the period, the average monthly principal amount of foreign currency exchange contracts was $35,880,521.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the six months ended March 31, 2011, the Portfolios had no transactions in dollar rolls.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. As of March 31, 2011, the Portfolios did not have any reverse repurchase agreements.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

PORTFOLIO	2010	2009
Tax-Managed International
Distributions paid from:
Ordinary income	$97,127,671	$163,159,616

Total distributions paid	$97,127,671	$163,159,616

International
Distributions paid from:
Ordinary income	$44,379,989	$78,128,726

Total distributions paid	$44,379,989	$78,128,726

72	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2010	2009
Emerging Markets
Distributions paid from:
Ordinary income	$13,973,462	$27,911,297
Net long-term capital gains	0	106,186,706

Total distributions paid	$13,973,462	$134,098,003

Intermediate Duration
Distributions paid from:
Ordinary income	$217,135,550	$236,236,918
Net long-term capital gains	0	34,375,779

Total distributions paid	$217,135,550	$270,612,697

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$1,820,407	$3,290,394

Total distributions paid	$1,820,407	$3,290,394

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$717,811	$91,788

Total taxable distributions paid	717,811	91,788
Tax exempt distributions	8,481,264	9,313,707

Total distributions paid	$9,199,075	$9,405,495

Short Duration California Municipal
Distributions paid from:
Ordinary income	$174,663	$10,105
Net long-term capital gains	628,258	0

Total taxable distributions paid	802,921	10,105
Tax exempt distributions	1,950,307	3,185,583

Total distributions paid	$2,753,228	$3,195,688

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$295,194	$46,367

Total taxable distributions paid	295,194	46,367
Tax exempt distributions	4,294,334	4,449,900

Total distributions paid	$4,589,528	$4,496,267

Diversified Municipal
Distributions paid from:
Ordinary income	$4,790,016	$889,666
Net long-term capital gains	8,355,606	4,821,927

Total taxable distributions paid	13,145,622	5,711,593
Tax exempt distributions	163,704,473	162,877,328

Total distributions paid	$176,850,095	$168,588,921

2011 Semi-Annual Report	73

Notes to Financial Statements (continued)

PORTFOLIO	2010	2009
California Municipal
Distributions paid from:
Ordinary income	$350,567	$121,294
Net long-term capital gains	3,522,700	3,620,244

Total taxable distributions paid	3,873,267	3,741,538
Tax exempt distributions	38,950,534	41,687,842

Total distributions paid	$42,823,801	$45,429,380

New York Municipal
Distributions paid from:
Ordinary income	$1,263,287	$156,439
Net long-term capital gains	4,149,750	5,534,129

Total taxable distributions paid	5,413,037	5,690,568
Tax exempt distributions	56,178,752	56,702,141

Total distributions paid	$61,591,789	$62,392,709

Short Duration Plus
Distributions paid from:
Ordinary income	$10,324,416	$13,817,254

Total distributions paid	$10,324,416	$13,817,254

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	ORDINARY INCOME		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$82,795,544		$0	$(2,086,637,819)	$235,320,519	$(1,768,521,756)
International	33,349,987		0	(1,089,002,755)	68,939,722	(986,713,046)
Emerging Markets	17,978,732		0	(179,860,695)	416,137,082	254,255,119
Intermediate Duration	63,222,028		0	0	240,811,360	304,033,388
U.S. Government Short Duration	445,398		258,435	0	2,254,195	2,958,028
Short Duration Diversified Municipal	187,516	(a)	144,841	0	2,631,189	2,963,546
Short Duration California Municipal	121,149	(a)	162,406	0	247,118	530,673
Short Duration New York Municipal	113,388	(a)	0	(93,302)	581,838	601,924
Diversified Municipal	6,750,770	(a)	25,809,804	0	257,098,639	289,659,213
California Municipal	1,021,614	(a)	11,629,683	0	51,891,614	64,542,911
New York Municipal	2,281,986	(a)	6,120,387	0	92,571,828	100,974,201
Short Duration Plus	129,277		0	(25,902,766)	561,089	(25,212,400)

74	Sanford C. Bernstein Fund, Inc.

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Short Duration Diversified Municipal	$187,516
Short Duration California Municipal	25,038
Short Duration New York Municipal	113,388
Diversified Municipal	4,976,589
California Municipal	1,021,614
New York Municipal	1,556,291

(b)	At September 30, 2010, the following Portfolios had capital loss carryforwards as shown below:

PORTFOLIO	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Tax-Managed International	$371,606,126	9/30/2017
Tax-Managed International	1,714,792,010	9/30/2018
International	153,736,112	9/30/2017
International	910,864,476	9/30/2018
Emerging Markets	179,860,695	9/30/2017
Short Duration New York Municipal	21,687	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016
Short Duration Plus	5,807,512	9/30/2017
Short Duration Plus	2,128,587	9/30/2018

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

At September 30, 2010, the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2010:

PORTFOLIO	POST-OCTOBER CAPITAL LOSS DEFERRAL
International	$24,402,167
Short Duration Plus	2,056,487

During the year ended September 30, 2010, capital loss carryforwards were utilized by the Portfolios as shown below:

PORTFOLIO	CAPITAL LOSS CARRYFORWARD UTILIZED
Emerging Markets	$10,338,060
Intermediate Duration	30,234,034
U.S. Government Short Duration	292,397
Short Duration Diversified Municipal	55,544
Short Duration New York Municipal	598,056

2011 Semi-Annual Report	75

Notes to Financial Statements (continued)

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of March 31, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $3,986,593 (40.50% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Derivatives Risk—All Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

76	Sanford C. Bernstein Fund, Inc.

Bond Insurer Risk—The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2011, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio; and 600 million to each of the six Overlay Portfolios, of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 of each Portfolio.

2011 Semi-Annual Report	77

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the six months ended March 31, 2011 and the year ended September 30, 2010, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Tax-Managed International Class Shares
Shares sold	25,496,196	48,526,828	$404,630,672	$713,599,508
Shares issued to shareholders on reinvestment of dividends	482,051	697,848	7,423,588	10,516,127
Shares redeemed	(37,498,027)	(79,048,522)	(592,605,446)	(1,145,727,264)

Net decrease	(11,519,780)	(29,823,846)	(180,551,186)	(421,611,629)
Beginning of period	319,009,202	348,833,048	6,497,428,992	6,919,040,621

End of period	307,489,422	319,009,202	$6,316,877,806	$6,497,428,992

Class A Shares
Shares sold	5,787	18,745	$90,435	$268,879
Shares issued to shareholders on reinvestment of dividends	1,572	1,951	24,063	29,214
Shares converted from Class B	367	64	5,419	922
Shares redeemed	(23,233)	(58,582)	(364,506)	(841,626)

Net decrease	(15,507)	(37,822)	(244,589)	(542,611)
Beginning of period	221,172	258,994	8,302,319	8,844,930

End of period	205,665	221,172	$8,057,730	$8,302,319

Class B Shares
Shares sold	0	16	$0	$236
Shares issued to shareholders on reinvestment of dividends	58	132	883	1,961
Shares converted to Class A	(373)	(64)	(5,419)	(922)
Shares redeemed	(2,598)	(9,489)	(40,661)	(125,632)

Net decrease	(2,913)	(9,405)	(45,197)	(124,357)
Beginning of period	15,439	24,844	483,186	607,543

End of period	12,526	15,439	$437,989	$483,186

Class C Shares
Shares sold	3,954	11,454	$60,960	$168,398
Shares issued to shareholders on reinvestment of dividends	280	637	4,259	9,470
Shares redeemed	(48,165)	(10,354)	(734,883)	(149,009)

Net increase (decrease)	(43,931)	1,737	(669,664)	28,859
Beginning of period	118,924	117,187	3,789,131	3,760,272

End of period	74,993	118,924	$3,119,467	$3,789,131

78	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
International Class Shares
Shares sold	13,281,128	20,972,377	$208,337,059	$305,778,982
Shares issued to shareholders on reinvestment of dividends	337,952	471,834	5,167,275	7,039,767
Shares redeemed	(18,321,448)	(41,589,889)	(288,807,199)	(598,013,652)

Net decrease	(4,702,368)	(20,145,678)	(75,302,865)	(285,194,903)
Beginning of period	137,525,477	157,671,155	3,030,676,827	3,315,871,730

End of period	132,823,109	137,525,477	$2,955,373,962	$3,030,676,827

Class A Shares
Shares sold	29,420	131,026	$456,037	$1,906,393
Shares issued to shareholders on reinvestment of dividends	7,816	12,618	119,197	187,625
Shares converted from Class B	2,651	8,082	41,713	118,075
Shares redeemed	(172,298)	(722,312)	(2,700,851)	(10,160,335)

Net decrease	(132,411)	(570,586)	(2,083,904)	(7,948,242)
Beginning of period	764,402	1,334,988	29,299,861	37,248,103

End of period	631,991	764,402	$27,215,957	$29,299,861

Class B Shares
Shares sold	1,451	11,494	$22,413	$163,006
Shares issued to shareholders on reinvestment of dividends	431	854	6,544	12,641
Shares converted to Class A	(2,672)	(8,153)	(41,713)	(118,075)
Shares redeemed	(16,747)	(32,635)	(258,110)	(465,490)

Net decrease	(17,537)	(28,440)	(270,866)	(407,918)
Beginning of period	106,068	134,508	3,053,936	3,461,854

End of period	88,531	106,068	$2,783,070	$3,053,936

Class C Shares
Shares sold	15,889	52,561	$246,551	$776,889
Shares issued to shareholders on reinvestment of dividends	2,315	4,515	35,189	66,919
Shares redeemed	(165,106)	(209,157)	(2,551,700)	(3,006,898)

Net decrease	(146,902)	(152,081)	(2,269,960)	(2,163,090)
Beginning of period	555,996	708,077	18,425,733	20,588,823

End of period	409,094	555,996	$16,155,773	$18,425,733

2011 Semi-Annual Report	79

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Shares sold	4,261,256	7,912,379	45,368,425	99,302,892
Shares issued to shareholders on reinvestment of dividends and distributions	509,933	449,851	4,913,864	2,481,765
Shares redeemed	(8,270,423)	(20,538,966)	(49,249,563)	(101,212,118)

Net increase (decrease) in shares outstanding	(3,499,234)	(12,176,736)	1,032,726	572,539
Shares outstanding at beginning of period	60,922,845	73,099,581	380,370,497	379,797,958

Shares outstanding at end of period	57,423,611	60,922,845	381,403,223	380,370,497

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Shares sold	4,686,216	8,781,519	16,209,675	46,433,475
Shares issued to shareholders on reinvestment of dividends and distributions	82,880	77,848	223,265	436,664
Shares redeemed	(5,094,809)	(9,815,842)	(21,395,246)	(36,363,863)

Net increase (decrease) in shares outstanding	(325,713)	(956,475)	(4,962,306)	10,506,276
Shares outstanding at beginning of period	12,646,991	13,603,466	46,579,109	36,072,833

Shares outstanding at end of period	12,321,278	12,646,991	41,616,803	46,579,109

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Shares sold	2,614,536	9,894,678	4,580,026	16,777,876
Shares issued to shareholders on reinvestment of dividends and distributions	65,244	163,627	87,071	203,329
Shares redeemed	(4,242,207)	(7,198,414)	(10,369,180)	(13,879,572)

Net increase (decrease) in shares outstanding	(1,562,427)	2,859,891	(5,702,083)	3,101,633
Shares outstanding at beginning of period	11,459,873	8,599,982	21,792,327	18,690,694

Shares outstanding at end of period	9,897,446	11,459,873	16,090,244	21,792,327

80	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Municipal Class Shares
Shares sold	49,370,014	105,428,472	$709,305,429	$1,528,297,377
Shares issued to shareholders on reinvestment of dividends and distributions	2,605,160	2,577,871	37,497,456	37,423,795
Shares redeemed	(53,545,841)	(100,325,024)	(768,146,828)	(1,457,584,270)

Net increase (decrease)	(1,570,667)	7,681,319	(21,343,943)	108,136,902
Beginning of period	347,791,664	340,110,345	4,852,618,064	4,744,481,162

End of period	346,220,997	347,791,664	$4,831,274,121	$4,852,618,064

Class A Shares
Shares sold	9,244,876	19,389,991	$133,313,056	$282,113,041
Shares issued to shareholders on reinvestment of dividends and distributions	350,074	303,563	5,033,373	4,420,151
Shares converted from Class B	21,440	124,144	308,800	1,793,372
Shares redeemed	(9,385,131)	(4,257,420)	(134,666,551)	(61,794,167)

Net increase	231,259	15,560,278	3,988,678	226,532,397
Beginning of period	23,456,223	7,895,945	339,270,064	112,737,667

End of period	23,687,482	23,456,223	$343,258,742	$339,270,064

Class B Shares
Shares sold	3,618	33,404	$52,437	$485,262
Shares issued to shareholders on reinvestment of dividends and distributions	1,010	2,553	14,551	37,040
Shares converted to Class A	(21,435)	(124,126)	(308,800)	(1,793,372)
Shares redeemed	(28,021)	(35,599)	(404,127)	(516,543)

Net decrease	(44,828)	(123,768)	(645,939)	(1,787,613)
Beginning of period	105,440	229,208	2,161,043	3,948,656

End of period	60,612	105,440	$1,515,104	$2,161,043

Class C Shares
Shares sold	1,471,243	4,068,799	$21,295,367	$59,251,529
Shares issued to shareholders on reinvestment of dividends and distributions	82,579	66,331	1,187,364	965,443
Shares redeemed	(987,598)	(729,063)	(14,132,757)	(10,600,123)

Net increase	566,224	3,406,067	8,349,974	49,616,849
Beginning of period	6,574,713	3,168,646	95,182,827	45,565,978

End of period	7,140,937	6,574,713	$103,532,801	$95,182,827

2011 Semi-Annual Report	81

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Municipal Class Shares
Shares sold	8,809,727	19,538,019	$126,302,125	$283,351,499
Shares issued to shareholders on reinvestment of dividends and distributions	947,405	750,230	13,612,711	10,888,815
Shares redeemed	(10,501,820)	(25,308,639)	(150,551,902)	(368,505,763)

Net decrease	(744,688)	(5,020,390)	(10,637,066)	(74,265,449)
Beginning of period	74,336,549	79,356,939	1,041,566,489	1,115,831,938

End of period	73,591,861	74,336,549	$1,030,929,423	$1,041,566,489

Class A Shares
Shares sold	781,498	1,952,019	$11,204,766	$28,357,175
Shares issued to shareholders on reinvestment of dividends and distributions	46,003	52,751	660,506	766,988
Shares converted from Class B	3,888	87,742	56,016	1,273,307
Shares redeemed	(962,929)	(1,554,344)	(13,808,964)	(22,477,316)

Net increase (decrease)	(131,540)	538,168	(1,887,676)	7,920,154
Beginning of period	3,364,489	2,826,321	48,644,175	40,724,021

End of period	3,232,949	3,364,489	$46,756,499	$48,644,175

Class B Shares
Shares sold	45	1,207	$644	$17,716
Shares issued to shareholders on reinvestment of dividends and distributions	341	971	4,891	14,059
Shares converted to Class A	(3,888)	(87,728)	(56,016)	(1,273,307)
Shares redeemed	(9,241)	(10,071)	(133,120)	(146,027)

Net decrease	(12,743)	(95,621)	(183,601)	(1,387,559)
Beginning of period	33,099	128,720	900,482	2,288,041

End of period	20,356	33,099	$716,881	$900,482

Class C Shares
Shares sold	133,463	344,757	$1,913,326	$5,013,991
Shares issued to shareholders on reinvestment of dividends and distributions	21,610	22,502	310,352	327,183
Shares redeemed	(241,071)	(197,541)	(3,463,075)	(2,876,943)

Net increase (decrease)	(85,998)	169,718	(1,239,397)	2,464,231
Beginning of period	1,455,917	1,286,199	21,133,900	18,669,669

End of period	1,369,919	1,455,917	$19,894,503	$21,133,900

82	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Municipal Class Shares
Shares sold	14,629,301	30,550,601	$206,777,380	$436,089,944
Shares issued to shareholders on reinvestment of dividends and distributions	762,073	1,091,697	10,812,680	15,595,558
Shares redeemed	(18,902,007)	(29,347,757)	(267,575,554)	(419,965,572)

Net increase (decrease)	(3,510,633)	2,294,541	(49,985,494)	31,719,930
Beginning of period	120,177,039	117,882,498	1,649,962,376	1,618,242,446

End of period	116,666,406	120,177,039	$1,599,976,882	$1,649,962,376

Class A Shares
Shares sold	2,763,660	7,641,772	$39,164,495	$109,324,450
Shares issued to shareholders on reinvestment of dividends and distributions	150,465	158,708	2,131,210	2,272,421
Shares converted from Class B	14,895	139,872	211,381	1,998,909
Shares redeemed	(2,877,234)	(1,520,110)	(40,484,742)	(21,721,363)

Net increase	51,786	6,420,242	1,022,344	91,874,417
Beginning of period	11,121,540	4,701,298	157,882,110	66,007,693

End of period	11,173,326	11,121,540	$158,904,454	$157,882,110

Class B Shares
Shares sold	2,650	5,956	$37,983	$85,061
Shares issued to shareholders on reinvestment of dividends and distributions	889	2,975	12,586	42,392
Shares converted to Class A	(14,905)	(139,907)	(211,381)	(1,998,909)
Shares redeemed	(1,889)	(30,826)	(26,744)	(439,734)

Net decrease	(13,255)	(161,802)	(187,556)	(2,311,190)
Beginning of period	77,036	238,838	1,899,424	4,210,614

End of period	63,781	77,036	$1,711,868	$1,899,424

Class C Shares
Shares sold	689,253	2,542,756	$9,840,626	$36,388,813
Shares issued to shareholders on reinvestment of dividends and distributions	48,779	53,077	691,154	759,711
Shares redeemed	(893,998)	(401,425)	(12,647,994)	(5,745,437)

Net increase (decrease)	(155,966)	2,194,408	(2,116,214)	31,403,087
Beginning of period	4,345,626	2,151,218	62,282,984	30,879,897

End of period	4,189,660	4,345,626	$60,166,770	$62,282,984

2011 Semi-Annual Report	83

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	YEAR ENDED 9/30/10
Short Duration Plus Class Shares
Shares sold	22,223,646	31,128,348	$264,726,876	$366,959,735
Shares issued to shareholders on reinvestment of dividends	139,737	303,747	1,663,653	3,578,772
Shares redeemed	(13,742,044)	(23,010,588)	(163,559,566)	(271,221,074)

Net increase	8,621,339	8,421,507	102,830,963	99,317,433
Beginning of period	44,842,332	36,420,825	553,778,530	454,461,097

End of period	53,463,671	44,842,332	$656,609,493	$553,778,530

Class A Shares
Shares sold	1,552,380	2,704,783	$18,495,292	$31,861,763
Shares issued to shareholders on reinvestment of dividends	19,884	70,045	236,897	825,215
Shares converted from Class B	49,146	155,146	585,735	1,831,735
Shares redeemed	(1,603,550)	(2,064,755)	(19,095,796)	(24,345,665)

Net increase	17,860	865,219	222,128	10,173,048
Beginning of period	5,470,441	4,605,222	68,378,352	58,205,304

End of period	5,488,301	5,470,441	$68,600,480	$68,378,352

Class B Shares
Shares sold	40,890	158,256	$486,873	$1,866,889
Shares issued to shareholders on reinvestment of dividends	328	4,681	3,905	55,022
Shares converted to Class A	(49,153)	(155,182)	(585,735)	(1,831,735)
Shares redeemed	(94,564)	(224,684)	(1,125,887)	(2,642,612)

Net decrease	(102,499)	(216,929)	(1,220,844)	(2,552,436)
Beginning of period	548,462	765,391	8,314,537	10,866,973

End of period	445,963	548,462	$7,093,693	$8,314,537

Class C Shares
Shares sold	320,520	799,656	$3,813,255	$9,420,502
Shares issued to shareholders on reinvestment of dividends	1,741	16,604	20,731	195,203
Shares redeemed	(478,481)	(705,885)	(5,693,992)	(8,316,402)

Net increase (decrease)	(156,220)	110,375	(1,860,006)	1,299,303
Beginning of period	2,274,531	2,164,156	28,382,219	27,082,916

End of period	2,118,311	2,274,531	$26,522,213	$28,382,219

84	Sanford C. Bernstein Fund, Inc.

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2011.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2011 Semi-Annual Report	85

RESULTS OF STOCKHOLDERS MEETING (unaudited)

The Annual Meeting of Stockholders of the Sanford C. Bernstein Fund, Inc. (the “Fund”) was held on November 5, 2010 (the “Meeting”).

At the Meeting, with respect to the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meetings is as follows:

Proposal: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	VOTED FOR	WITHHELD AUTHORITY
Bart Friedman	696,294,775	14,985,092
William Kristol	681,401,755	29,878,112
Dianne F. Lob	694,593,033	16,686,834
Donald K. Peterson	696,379,567	14,900,300
Thomas B. Stiles, II	696,041,312	15,238,555
Rosalie J. Wolf	696,066,120	15,213,747

86	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

2011 Semi-Annual Report	87

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

** AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 21, 2010.

In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated September 1, 2010, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2010 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2010. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 23, 2010, the Independent Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer). The Independent Directors also requested and received additional information from the Adviser regarding performance, resources, profitability and fee levels, as well as relative costs of managing the Portfolios compared with other accounts managed by the Adviser. On October 15, 2010, the Independent Directors had a telephonic meeting with representatives of the Adviser, including the Chief Investment Officer of Equities, to discuss this information. On October 20, 2010, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. Also on October 20, 2010, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. On October 21, 2010, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 21, 2010 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single

88	Sanford C. Bernstein Fund, Inc.

factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable but that it would be appropriate to amend the fee schedule for the Diversified Municipal Portfolio to provide for an additional breakpoint as described below.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2010 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, 1-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2010. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

2011 Semi-Annual Report	89

Board’s Consideration of Investment Management Arrangement (continued)

At the request of the Directors, the Adviser also provided supplemental data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser in an effort to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the Investment Management Agreement with respect to the Portfolios although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2008 and 2009 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 20, 2010 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below, as well as the new breakpoint for the Diversified Municipal Portfolio, but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

90	Sanford C. Bernstein Fund, Inc.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ fee schedules except to amend the fee schedule for the Diversified Municipal Portfolio of the Fund by adding an additional breakpoint at $7 billion, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

2011 Semi-Annual Report	91

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.                      2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that

1 It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

92	Sanford C. Bernstein Fund, Inc.

all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.400%
Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio[5]	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

PORTFOLIO	09/30/10 NET ASSETS ($MM)	09/30/09 NET ASSETS ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5

3 Jones v. Harris at 11.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

5 As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

2011 Semi-Annual Report	93

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

PORTFOLIO	09/30/10 NET ASSETS ($MM)	09/30/09 NET ASSETS ($MM)
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE

PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

PORTFOLIO	TOTAL EXPENSE RATIO 10/1/09-3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13 1.76 2.50 2.47	% % % %

International Portfolio	Private Client Class A Class B Class C	1.17 1.55 2.33 2.27	% % % %

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.96 1.71 1.67	% % % %

Intermediate Duration Portfolio	Private Client	0.56%

6 Annualized.

94	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	TOTAL EXPENSE RATIO 10/1/09-3/31/10
Short Duration California Municipal Portfolio	Private Client	0.64%

Short Duration Diversified Municipal Portfolio	Private Client	0.60%

Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.87 1.60 1.58	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.54 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.59 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

7 It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

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the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/10 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$4,860.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.406%	0.857%

International Portfolio	$2,096.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.115%

U.S. Government Short Duration Portfolio[8]	$163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

8 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

96	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/10 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration Diversified Municipal Portfolio	$592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.143%	0.450%

Short Duration New York Municipal Portfolio	$273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

California Municipal Portfolio	$1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

9 Group peers selected by Lipper from the 2010 Lipper 15(c) Report.

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the Financial Statements (continued)

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

10 The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

98	Sanford C. Bernstein Fund, Inc.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F /FB13, [14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335	0.886

12 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13 The ITM fund is privately placed or institutional.

14 The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

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the Financial Statements (continued)

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio (continued)	Client #2	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.557

	Client #3	0.60% of average daily net assets	0.600

	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269

	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368

	Client #6	0.50% of average daily net assets	0.500

	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369

	Client #9	0.36% of average daily net assets	0.360

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322

	Client #11	0.35% on the first $1 billion 0.325 % on the balance	0.337

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee	0.199[15]

Emerging Markets Portfolio	Client #14	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.115

	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468

	Client #16	0.475% of average daily net assets	0.475

15 Excludes the performance based fee.

100	Sanford C. Bernstein Fund, Inc.

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) 17 at the approximate current asset level of the subject Portfolio.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs ofthe Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

16 It should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

17 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

19 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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the Financial Statements (continued)

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

PORTFOLIO	EXPENSE RATIO (%)[23]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22 To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

23 The expense ratios are for the most recently completed fiscal year Private Client Class.

24 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

102	Sanford C. Bernstein Fund, Inc.

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

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the Financial Statements (continued)

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

NET ASSETS 09/30/10 ($MM)
PORTFOLIO	TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

104	Sanford C. Bernstein Fund, Inc.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

26 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27 The Deli study was originally published in 2002 based on 1997 data.

2011 Semi-Annual Report	105

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio
	1 year	5.18	7.75	6.65	10/12	187/283
	3 year	-18.03	-13.60	-12.91	11/12	217/219
	5 year	-2.05	0.71	1.63	10/10	177/177
	10 year	1.52	0.29	0.46	3/8	30/98
International Portfolio
	1 year	4.83	7.86	6.65	7/8	215/283
	3 year	-17.81	-14.15	-12.91	7/8	215/219
	5 year	-1.84	0.65	1.63	6/7	173/177
	10 year	1.76	0.48	0.46	2/6	25/98
Emerging Markets Portfolio
	1 year	23.95	24.24	23.84	10/15	142/291
	3 year	-4.63	-4.60	-2.70	8/14	121/183
	5 year	11.23	12.72	12.59	13/14	103/132
	10 year	14.77	10.82	11.22	1/11	14/75
U.S. Government Short Duration Portfolio
	1 year	3.60	3.86	4.13	9/15	48/68
	3 year	4.56	5.22	5.19	12/15	44/64
	5 year	4.22	4.64	4.64	13/15	44/61
	10 year	4.57	4.71	4.78	7/11	32/48
Short Duration Plus Portfolio
	1 year	6.58	7.70	7.14	16/19	115/176
	3 year	2.89	5.19	4.95	18/19	131/158
	5 year	3.40	4.85	4.74	17/18	107/125
	10 year	4.21	4.89	4.84	14/15	65/78
Intermediate Duration Portfolio
	1 year	15.95	15.05	13.49	7/15	123/419
	3 year	8.03	7.13	7.76	5/15	151/344
	5 year	6.18	5.73	5.96	4/13	106/278
	10 year	6.57	6.92	6.82	8/10	115/174
Short Duration California Municipal Portfolio
	1 year	3.24	6.13	4.86	6/7	13/14
	3 year	3.98	4.88	4.01	6/7	8/13
	5 year	3.58	4.10	4.13	5/6	7/8
	10 year	3.46	4.56	4.56	4/4	6/6

28 The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

29 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

106	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration Diversified Municipal Portfolio
	1 year	3.23	4.29	4.14	11/15	36/56
	3 year	3.94	4.12	3.99	11/14	27/46
	5 year	3.62	3.75	3.71	10/14	26/43
	10 year	3.67	3.85	3.90	5/7	15/21
Short Duration New York Municipal Portfolio
	1 year	2.86	4.38	6.00	4/4	6/6
	3 year	3.82	4.78	5.04	4/4	6/6
	5 year	3.52	3.63	4.19	3/3	5/5
	10 year	3.54	4.20	4.53	3/3	5/5
California Municipal Portfolio
	1 year	8.74	9.33	9.03	3/4	15/25
	3 year	5.64	5.33	5.30	2/4	7/23
	5 year	4.43	4.32	4.39	2/4	4/23
	10 year	4.84	5.19	4.94	3/3	14/18
Diversified Municipal Portfolio
	1 year	7.30	9.01	8.80	10/11	84/99
	3 year	5.82	5.75	5.82	3/11	43/87
	5 year	4.49	4.50	4.61	7/11	52/74
	10 year	5.06	5.39	5.44	9/9	46/50
New York Municipal Portfolio
	1 year	7.53	8.00	7.73	3/4	13/19
	3 year	5.82	5.87	5.90	4/4	13/17
	5 year	4.52	4.51	4.53	2/4	10/17
	10 year	5.06	5.29	5.43	2/2	11/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	PERIODS ENDING JUNE 30, 2010 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22,1992

International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

31 The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

2011 Semi-Annual Report	107

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

	PERIODS ENDING JUNE 30, 2010 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

33 Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

108	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0311

Sanford C. Bernstein Fund, Inc.

March 31, 2011

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.2%
Financials–21.3%
Capital Markets–1.8%
Credit Suisse Group AG	546,363	$23,176,823
Macquarie Group Ltd.	314,805	11,899,354
Man Group PLC	5,510,592	21,713,985
UBS AG(a)	1,772,637	31,889,877

		88,680,039

Commercial Banks–9.6%
Australia & New Zealand Banking Group Ltd.	695,100	17,109,997
Barclays PLC	7,460,300	33,496,396
BNP Paribas	538,098	39,337,467
Danske Bank A/S(a)	116,362	2,598,748
Danske Bank A/S(a)	349,088	7,716,581
DnB NOR ASA	408,454	6,262,734
HSBC Holdings PLC	4,680,900	48,349,468
KBC Groep NV(a)	653,600	24,593,652
Lloyds Banking Group PLC(a)	21,911,000	20,359,742
Mitsubishi UFJ Financial Group, Inc.	1,747,500	8,051,883
National Australia Bank Ltd.	2,767,421	73,965,983
National Bank of Canada	256,200	20,821,040
Royal Bank of Scotland Group PLC(a)	109,852	72,069
Societe Generale	624,763	40,580,997
Standard Chartered PLC	1,851,951	48,037,502
Sumitomo Mitsui Financial Group, Inc.	1,171,000	36,330,608
Toronto-Dominion Bank (The)	150,100	13,283,734
UniCredit SpA	11,581,375	28,546,302

		469,514,903

Diversified Financial Services–1.5%
IG Group Holdings PLC	3,006,470	22,028,358
ING Groep NV(a)	2,774,000	35,212,640
ORIX Corp.	176,120	16,508,314

		73,749,312

Insurance–4.5%
Admiral Group PLC	1,794,207	44,697,558
Aegon NV(a)	2,411,300	18,055,438
AIA Group Ltd.(a)	7,825,600	24,089,324
Allianz SE	393,000	55,030,042
Aviva PLC	4,186,000	29,047,622
Muenchener Rueckversicherungs AG	166,300	26,160,509
Prudential PLC	1,720,100	19,479,561

		216,560,054

Company	Shares	U.S. $ Value

Real Estate Management & Development–3.9%
CapitaLand Ltd.	11,785,000	$30,851,344
CapitaMalls Asia Ltd.	7,441,000	10,505,753
Hang Lung Group Ltd.	3,519,200	21,991,702
Hang Lung Properties Ltd.	15,807,000	69,125,443
Mitsubishi Estate Co., Ltd.	1,852,000	31,297,049
Mitsui Fudosan Co., Ltd.	605,000	9,945,261
New World Development Ltd.	7,927,354	13,997,343

		187,713,895

		1,036,218,203

Consumer Discretionary–15.0%
Auto Components–1.7%
Bridgestone Corp.	1,282,200	26,811,832
Faurecia(a)	182,019	6,637,300
GKN PLC	6,291,500	20,224,848
Magna International, Inc.–Class A	385,300	18,472,144
NGK Spark Plug Co., Ltd.	735,000	10,047,948
Sumitomo Rubber Industries Ltd.	137,500	1,399,749

		83,593,821

Automobiles–2.0%
Nissan Motor Co., Ltd.	3,599,900	31,978,002
Renault SA(a)	460,500	25,445,785
Toyota Motor Corp.	1,025,700	40,704,135

		98,127,922

Distributors–2.0%
Inchcape PLC(a)	1,642,200	9,112,602
Li & Fung Ltd.	16,974,000	86,695,949

		95,808,551

Hotels, Restaurants & Leisure–0.6%
Shangri-La Asia Ltd.	8,343,833	21,315,016
Thomas Cook Group PLC	2,253,000	6,155,451

		27,470,467

Household Durables–1.4%
Sharp Corp.	4,127,000	40,940,107
Sony Corp.	859,100	27,401,884

		68,341,991

Internet & Catalog Retail–0.3%
Rakuten, Inc.	18,271	16,392,114

Leisure Equipment & Products–0.1%
Namco Bandai Holdings, Inc.	392,500	4,275,933

Media–1.5%
Informa PLC	1,577,000	10,528,884
Jupiter Telecommunications Co., Ltd.	895	880,105
Lagardere SCA	183,700	7,834,415
Publicis Groupe SA	398,559	22,336,526
Vivendi SA	1,151,500	32,849,248

		74,429,178

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Multiline Retail–0.2%
Don Quijote Co., Ltd.	347,600	$10,969,282

Specialty Retail–4.6%
Esprit Holdings Ltd.	3,306,134	15,158,627
Fast Retailing Co., Ltd.	167,500	20,969,400
Hennes & Mauritz AB–Class B	2,207,150	73,272,346
Inditex SA	954,930	76,623,875
Nitori Holdings Co., Ltd.	141,850	12,457,642
Yamada Denki Co., Ltd.	356,550	23,960,960

		222,442,850

Textiles, Apparel & Luxury Goods–0.6%
Cie Financiere Richemont SA	215,539	12,427,980
LVMH Moet Hennessy Louis Vuitton SA	76,800	12,160,400
Yue Yuen Industrial Holdings Ltd.	692,000	2,187,473

		26,775,853

		728,627,962

Industrials–12.9%
Aerospace & Defense–0.5%
BAE Systems PLC	4,703,200	24,511,146

Air Freight & Logistics–0.4%
Kuehne & Nagel International AG	133,643	18,683,033

Building Products–0.7%
Asahi Glass Co., Ltd.	2,081,000	26,181,764
Cie de St-Gobain	134,800	8,243,772

		34,425,536

Commercial Services & Supplies–2.1%
Aggreko PLC	1,507,300	38,067,890
Rentokil Initial PLC(a)	2,426,000	3,500,927
Serco Group PLC	6,635,392	59,394,350

		100,963,167

Construction & Engineering–1.0%
Bouygues SA	997,600	47,887,051

Electrical Equipment–1.8%
Furukawa Electric Co., Ltd.	2,629,000	10,626,635
Mitsubishi Electric Corp.	1,151,000	13,545,624
Sumitomo Electric Industries Ltd.	1,686,300	23,353,804
Vestas Wind Systems A/S(a)	930,431	40,385,898

		87,911,961

Machinery–1.8%
Fanuc Corp.	310,200	46,888,867
Komatsu Ltd.	1,216,300	41,263,758

		88,152,625

Professional Services–2.4%
Capita Group PLC (The)	6,715,600	80,044,491
Experian PLC	1,942,800	24,053,658
Intertek Group PLC	406,766	13,275,773

		117,373,922

Company	Shares	U.S. $ Value

Road & Rail–1.3%
DSV A/S	1,297,288	$31,944,535
East Japan Railway Co.	167,200	9,284,444
Firstgroup PLC	1,464,300	7,656,319
Nippon Express Co., Ltd.	4,155,000	15,938,468

		64,823,766

Trading Companies & Distributors–0.9%
Mitsubishi Corp.	1,196,000	33,163,170
Mitsui & Co., Ltd.	682,500	12,219,389

		45,382,559

		630,114,766

Energy–11.0%
Energy Equipment & Services–4.7%
AMEC PLC	3,091,800	59,131,575
Cie Generale de Geophysique-Veritas(a)	183,762	6,649,311
Petrofac Ltd.	2,873,600	68,668,047
Saipem SpA	729,800	38,769,981
Technip SA	510,500	54,428,445

		227,647,359

Oil, Gas & Consumable Fuels–6.3%
Afren PLC(a)	10,087,100	26,368,027
BP PLC	6,510,600	47,833,908
ENI SpA	1,356,340	33,281,052
JX Holdings, Inc.	2,947,700	19,804,357
Nexen, Inc. (Toronto)	1,214,298	30,272,906
OMV AG	451,700	20,420,720
Penn West Petroleum Ltd.	785,821	21,819,805
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,676,891	61,002,347
Suncor Energy, Inc. (Toronto)	1,054,360	47,285,789

		308,088,911

		535,736,270

Materials–10.7%
Chemicals–5.4%
Agrium, Inc. (Toronto)	162,700	15,024,787
Air Water, Inc.	419,000	5,102,829
Clariant AG(a)	427,900	7,708,869
DIC Corp.	2,551,000	5,933,266
Incitec Pivot Ltd.	1,494,882	6,692,079
Israel Chemicals Ltd.	5,163,200	84,994,795
K+S AG	1,119,500	84,416,888
Koninklijke DSM NV	318,604	19,588,980
Mitsubishi Gas Chemical Co., Inc.	1,508,000	10,811,159
Potash Corp. of Saskatchewan, Inc.	411,000	24,220,230

		264,493,882

Construction Materials–0.5%
CRH PLC (London)	1,131,958	25,989,693

2	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Company	Shares	U.S. $ Value

Metals & Mining–4.8%
Agnico-Eagle Mines Ltd.	281,400	$18,670,890
JFE Holdings, Inc.	1,313,000	38,444,043
Newcrest Mining Ltd.	329,400	13,569,420
Rio Tinto PLC	1,318,400	93,208,558
ThyssenKrupp AG	648,700	26,404,333
Xstrata PLC	1,802,960	42,065,856

		232,363,100

		522,846,675

Consumer Staples–9.2%
Beverages–2.0%
Anheuser-Busch InBev NV	1,438,910	82,034,822
Asahi Breweries Ltd.	898,400	14,936,793

		96,971,615

Food & Staples Retailing–3.3%
Delhaize Group SA	325,440	26,512,501
Koninklijke Ahold NV	1,682,700	22,566,846
Olam International Ltd.	23,961,000	53,202,335
Sugi Holdings Co., Ltd.	51,800	1,201,976
Tesco PLC	9,326,238	56,970,761

		160,454,419

Household Products–0.5%
Reckitt Benckiser Group PLC	469,447	24,096,900

Tobacco–3.4%
British American Tobacco PLC	1,458,013	58,462,775
Imperial Tobacco Group PLC	1,983,100	61,191,158
Japan Tobacco, Inc.	12,571	45,448,968

		165,102,901

		446,625,835

Information Technology–6.0%
Computers & Peripherals–1.9%
Fujitsu Ltd.	4,227,000	23,886,997
Logitech International SA(a)	3,300,442	59,472,452
Toshiba Corp.	2,014,000	9,847,650

		93,207,099

Internet Software & Services–0.2%
Yahoo! Japan Corp.	31,622	11,292,374

IT Services–0.9%
Amadeus IT Holding SA(a)	698,201	13,327,445
Cap Gemini SA	514,176	29,854,665

		43,182,110

Office Electronics–0.3%
Konica Minolta Holdings, Inc.	1,635,500	13,744,857

Software–2.7%
Autonomy Corp. PLC(a)	912,597	23,255,221
Aveva Group PLC	165,745	4,289,780

Company	Shares	U.S. $ Value

Konami Corp.	354,000	$6,540,970
SAP AG	1,060,100	64,836,057
Temenos Group AG(a)	860,030	32,547,061

		131,469,089

		292,895,529

Telecommunication Services–4.6%
Diversified Telecommunication Services–3.3%
France Telecom SA	1,279,400	28,727,196
Nippon Telegraph & Telephone Corp.	1,042,400	46,558,699
Telecom Corp. of New Zealand Ltd.	4,625,844	7,080,287
Telecom Italia SpA (ordinary shares)	19,758,900	30,365,528
Telecom Italia SpA (savings shares)	11,715,800	15,737,978
Telenor ASA	903,600	14,871,624
Telstra Corp. Ltd.	6,384,100	18,622,285

		161,963,597

Wireless Telecommunication Services–1.3%
KDDI Corp.	1,052	6,504,174
Vodafone Group PLC	19,919,300	56,766,157

		63,270,331

		225,233,928

Health Care–3.4%
Pharmaceuticals–3.4%
AstraZeneca PLC	1,369,700	62,927,575
Novartis AG	869,080	47,061,507
Roche Holding AG	217,000	30,980,073
Sanofi-Aventis SA	325,073	22,779,351

		163,748,506

Utilities–2.1%
Electric Utilities–1.9%
E.ON AG	2,155,000	65,531,629
EDP—Energias de Portugal SA	4,483,900	17,457,355
Tokyo Electric Power Co., Inc. (The)	2,143,000	11,944,385

		94,933,369

Gas Utilities–0.2%
Tokyo Gas Co., Ltd.	1,854,000	8,456,806

		103,390,175

Total Common Stocks (cost $4,309,338,430)		4,685,437,849

Schedule of Investments—Tax-Managed International Portfolio	3

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.2%
Repurchase Agreements–1.2%
State Street Bank & Trust	$55,005	$55,005,000
Co. 0.01%, dated 3/31/11 due 4/01/11 in the amount of $55,005,015 (collateralized by $56,110,000 U.S. Treasury Bill, zero coupon, due 4/21/11, value $56,108,429) (cost $55,005,000)
Total Investments—97.4% (cost $4,364,343,430)		4,740,442,849

Other assets less liabilities—2.6%		128,628,175

Net Assets—100.0%		$4,869,071,024

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	450	June 2011	$17,812,906	$18,137,318	$324,412
FTSE 100 Index Futures	61	June 2011	5,639,561	5,758,345	118,784
Topix Index Futures	52	June 2011	5,844,043	5,413,801	(430,242)

					$12,954

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Euro settling 4/15/11	333,194	$457,082,193	$472,105,793	$15,023,600
Barclays Bank PLC Wholesale:
Japanese Yen settling 4/15/11	6,300,019	76,228,964	75,743,971	(484,993)
Japanese Yen settling 4/15/11	6,224,402	74,732,582	74,834,842	102,260
BNP Paribas SA:
Australian Dollar settling 4/15/11	282,006	276,371,520	291,296,904	14,925,384
Credit Suisse London Branch (GFX):
Canadian Dollar settling 4/15/11	13,797	14,167,480	14,226,806	59,326
Norwegian Krone settling 4/15/11	118,773	19,820,606	21,464,757	1,644,151
Deutsche Bank AG London:
Swedish Krona settling 4/15/11	538,125	77,924,758	85,210,485	7,285,727
Goldman Sachs International:
Swiss Franc settling 4/15/11	146,898	151,272,810	159,943,353	8,670,543
HSBC BankUSA:
Hong Kong Dollar settling 4/15/11	2,072,388	266,805,881	266,448,553	(357,328)
Royal Bank of Scotland PLC:
Euro settling 4/15/11	181,140	233,886,157	256,659,014	22,772,857
Great British Pound settling 4/15/11	70,809	112,174,201	113,577,974	1,403,773
Japanese Yen settling 4/15/11	3,214,572	40,785,780	38,648,209	(2,137,571)
Japanese Yen settling 7/15/11	2,083,922	26,462,838	25,071,052	(1,391,786)
Japanese Yen settling 7/15/11	3,589,758	45,584,807	43,187,321	(2,397,486)

4	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Societe Generale:
Euro settling 7/15/11	70,787	$98,752,254	$100,108,427	$1,356,173
Swiss Franc settling 4/15/11	67,781	75,223,960	73,799,836	(1,424,124)
Swiss Franc settling 7/15/11	101,329	112,550,137	110,400,621	(2,149,516)
UBS AG:
Canadian Dollar settling 4/15/11	17,926	18,465,659	18,484,433	18,774
Norwegian Krone settling 4/15/11	1,307,622	221,863,616	236,314,552	14,450,936
Swedish Krona settling 4/15/11	1,095,184	162,901,570	173,419,111	10,517,541
Westpac Banking Corp.:
New Zealand Dollar settling 4/15/11	78,920	60,264,101	60,173,369	(90,732)
Sale Contracts:
Bank of America NA:
Canadian Dollar settling 4/15/11	28,075	28,401,618	28,949,595	(547,977)
Swiss Franc settling 4/15/11	67,781	71,806,754	73,799,836	(1,993,082)
Swiss Franc settling 4/15/11	146,898	155,623,828	159,943,353	(4,319,525)
Barclays Bank PLC Wholesale:
Japanese Yen settling 4/15/11	7,088,345	85,763,400	85,221,870	541,530
Japanese Yen settling 4/15/11	6,300,019	76,225,275	75,743,971	481,304
Japanese Yen settling 4/15/11	2,350,629	28,354,139	28,261,181	92,958
Calyon:
Great British Pound settling 4/15/11	251,695	390,619,314	403,719,982	(13,100,668)
Citibank NA:
Great British Pound settling 4/15/11	27,912	44,506,717	44,770,982	(264,265)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 4/15/11	31,384	31,496,759	32,361,678	(864,919)
Norwegian Krone settling 4/15/11	132,297	23,457,580	23,908,825	(451,245)
Swedish Krona settling 4/15/11	151,130	23,512,152	23,930,983	(418,831)
Goldman Sachs International:
Canadian Dollar settling 4/15/11	164,285	164,535,917	169,402,823	(4,866,906)
Great British Pound settling 7/15/11	46,491	74,880,729	74,472,013	408,716
Japanese Yen settling 7/15/11	2,083,922	25,542,642	25,071,052	471,590
HSBC BankUSA:
Hong Kong Dollar settling 4/15/11	2,072,388	266,675,417	266,448,554	226,863
Morgan Stanley and Co., Inc.:
Great British Pound settling 7/15/11	18,352	29,511,668	29,397,311	114,357
Royal Bank of Scotland PLC:
New Zealand Dollar settling 4/15/11	78,920	59,880,550	60,173,369	(292,819)
Societe Generale:
Euro settling 7/15/11	70,787	99,016,148	100,108,427	(1,092,279)
UBS AG:
Australian Dollar settling 4/15/11	34,743	34,887,705	35,887,635	(999,930)
Euro settling 4/15/11	333,194	442,966,429	472,105,793	(29,139,364)
Euro settling 4/15/11	181,140	240,817,479	256,659,014	(15,841,535)
Westpac Banking Corp.:
Australian Dollar settling 4/15/11	102,436	100,824,682	105,810,833	(4,986,151)
Australian Dollar settling 4/15/11	89,341	87,723,928	92,284,408	(4,560,480)

(a)	Non-income producing security.

See notes to financial statements.

Schedule of Investments—Tax-Managed International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.6%
Financials–21.4%
Capital Markets–1.9%
Credit Suisse Group AG	255,353	$10,832,123
Macquarie Group Ltd.	117,600	4,445,177
Man Group PLC	2,384,747	9,396,878
UBS AG(a)	769,086	13,835,917

		38,510,095

Commercial Banks–9.8%
Australia & New Zealand Banking Group Ltd.	381,200	9,383,299
Barclays PLC	3,475,099	15,603,031
BNP Paribas	233,939	17,102,029
Danske Bank A/S(a)	50,605	1,130,177
Danske Bank A/S(a)	151,815	3,355,867
DnB NOR ASA	176,718	2,709,577
HSBC Holdings PLC	2,029,100	20,958,770
KBC Groep NV(a)	282,400	10,626,143
Lloyds Banking Group PLC(a)	7,119,100	6,615,081
Mitsubishi UFJ Financial Group, Inc.	799,500	3,683,823
National Australia Bank Ltd.	1,190,921	31,830,228
National Bank of Canada	110,600	8,988,318
Societe Generale	269,946	17,534,133
Standard Chartered PLC	803,523	20,842,473
Sumitomo Mitsui Financial Group, Inc.	508,000	15,760,845
Toronto-Dominion Bank (The)	88,900	7,867,581
UniCredit SpA	5,131,555	12,648,491

		206,639,866

Diversified Financial Services–1.4%
IG Group Holdings PLC	1,298,157	9,511,575
ING Groep NV(a)	1,035,300	13,141,906
ORIX Corp.	77,290	7,244,649

		29,898,130

Insurance–4.4%
Admiral Group PLC	779,569	19,420,742
Aegon NV(a)	1,044,200	7,818,807
AIA Group Ltd.(a)	3,392,600	10,443,345
Allianz SE	157,200	22,012,016
Aviva PLC	1,842,400	12,784,840
Muenchener Rueckversicherungs AG	76,000	11,955,494
Prudential PLC	743,400	8,418,758

		92,854,002

Real Estate Management & Development–3.9%
CapitaLand Ltd.	5,109,000	13,374,588
CapitaMalls Asia Ltd.	3,181,000	4,491,171
Hang Lung Group Ltd.	1,510,800	9,441,084

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	6,817,000	$29,811,359
Mitsubishi Estate Co., Ltd.	800,000	13,519,243
Mitsui Fudosan Co., Ltd.	269,000	4,421,942
New World Development Ltd.	3,477,000	6,139,345

		81,198,732

		449,100,825

Consumer Discretionary–15.1%
Auto Components–1.8%
Bridgestone Corp.	436,400	9,125,475
Faurecia(a)	81,666	2,977,940
GKN PLC	2,803,400	9,011,895
Magna International, Inc.–Class A	222,700	10,676,736
NGK Spark Plug Co., Ltd.	323,000	4,415,629
Sumitomo Rubber Industries Ltd.	264,200	2,689,554

		38,897,229

Automobiles–2.1%
Isuzu Motors Ltd.	536,000	2,126,315
Nissan Motor Co., Ltd.	1,551,300	13,780,237
Renault SA(a)	194,400	10,741,934
Toyota Motor Corp.	444,700	17,647,586

		44,296,072

Distributors–1.9%
Inchcape PLC(a)	441,100	2,447,673
Li & Fung Ltd.	7,258,000	37,070,767

		39,518,440

Hotels, Restaurants & Leisure–0.6%
Shangri-La Asia Ltd.	3,583,666	9,154,774
Thomas Cook Group PLC	998,600	2,728,288

		11,883,062

Household Durables–1.4%
Sharp Corp.	1,673,000	16,596,268
Sony Corp.	382,800	12,209,803

		28,806,071

Internet & Catalog Retail–0.3%
Rakuten, Inc.	7,937	7,120,804

Media–1.6%
Informa PLC	843,800	5,633,654
Jupiter Telecommunications Co., Ltd.	385	378,592
Lagardere SCA	79,600	3,394,771
Publicis Groupe SA	171,468	9,609,617
Vivendi SA	530,730	15,140,323

		34,156,957

Multiline Retail–0.3%
Don Quijote Co., Ltd.	150,200	4,739,891
Takashimaya Co., Ltd.	166,000	1,060,828

		5,800,719

Specialty Retail–4.6%
Esprit Holdings Ltd.	1,479,084	6,781,601
Fast Retailing Co., Ltd.	72,600	9,088,827

6	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Company	Shares	U.S. $ Value

Hennes & Mauritz AB–Class B	954,850	$31,698,842
Inditex SA	423,410	33,974,548
Nitori Holdings Co., Ltd.	61,300	5,383,528
Yamada Denki Co., Ltd.	156,500	10,517,151

		97,444,497

Textiles, Apparel & Luxury Goods–0.5%
Cie Financiere Richemont SA	93,506	5,391,556
LVMH Moet Hennessy Louis Vuitton SA	33,000	5,225,172

		10,616,728

		318,540,579

Industrials–13.0%
Aerospace & Defense–0.5%
BAE Systems PLC	2,133,300	11,117,883

Air Freight & Logistics–0.4%
Kuehne & Nagel International AG	57,385	8,022,312

Building Products–0.8%
Asahi Glass Co., Ltd.	942,000	11,851,620
Cie de St-Gobain	67,900	4,152,464

		16,004,084

Commercial Services & Supplies–2.1%
Aggreko PLC	654,000	16,517,216
Rentokil Initial PLC(a)	1,044,442	1,507,220
Serco Group PLC	2,888,999	25,859,846

		43,884,282

Construction & Engineering–1.0%
Bouygues SA	432,100	20,741,775

Electrical Equipment–1.8%
Furukawa Electric Co., Ltd.	1,138,000	4,599,890
Mitsubishi Electric Corp.	507,000	5,966,665
Sumitomo Electric Industries Ltd.	731,100	10,125,106
Vestas Wind Systems A/S(a)	397,833	17,268,173

		37,959,834

Machinery–1.8%
Fanuc Corp.	136,100	20,572,453
Komatsu Ltd.	525,600	17,831,317

		38,403,770

Professional Services–2.4%
Capita Group PLC (The)	2,884,200	34,377,319
Experian PLC	843,200	10,439,595
Intertek Group PLC	171,800	5,607,100

		50,424,014

Road & Rail–1.3%
DSV A/S	555,123	13,669,398
East Japan Railway Co.	72,400	4,020,298
Firstgroup PLC	749,900	3,920,968
Nippon Express Co., Ltd.	1,808,000	6,935,439

		28,546,103

Company	Shares	U.S. $ Value

Trading Companies & Distributors–0.9%
Mitsubishi Corp.	494,100	$13,700,604
Mitsui & Co., Ltd.	295,700	5,294,173

		18,994,777

		274,098,834

Energy–11.4%
Energy Equipment & Services–4.8%
AMEC PLC	1,357,067	25,954,301
Cie Generale de Geophysique-Veritas(a)	132,423	4,791,642
Petrofac Ltd.	1,261,300	30,140,245
Saipem SpA	320,200	17,010,342
Technip SA	220,600	23,519,912

		101,416,442

Oil, Gas & Consumable Fuels–6.6%
Afren PLC(a)	4,382,700	11,456,529
BP PLC	2,815,400	20,684,973
ENI SpA	654,500	16,059,726
JX Holdings, Inc.	1,244,300	8,359,928
Nexen, Inc. (Toronto)	700,479	17,463,205
OMV AG	179,000	8,092,337
Penn West Petroleum Ltd.	339,576	9,428,970
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	726,940	26,444,799
Suncor Energy, Inc. (Toronto)	455,556	20,430,712

		138,421,179

		239,837,621

Materials–10.6%
Chemicals–5.3%
Agrium, Inc. (Toronto)	70,500	6,510,433
Air Water, Inc.	182,000	2,216,504
Clariant AG(a)	185,300	3,338,288
Incitec Pivot Ltd.	664,926	2,976,648
Israel Chemicals Ltd.	2,242,400	36,913,606
K+S AG	497,800	37,537,049
Koninklijke DSM NV	124,374	7,646,984
Mitsubishi Gas Chemical Co., Inc.	601,000	4,308,691
Potash Corp. of Saskatchewan, Inc.	178,200	10,501,326

		111,949,529

Construction Materials–0.6%
Boral Ltd.	17,622	91,050
CRH PLC (London)	502,896	11,543,921

		11,634,971

Metals & Mining–4.7%
Agnico-Eagle Mines Ltd.	122,100	8,101,335
JFE Holdings, Inc.	517,200	15,143,381
Newcrest Mining Ltd.	143,000	5,890,793
Rio Tinto PLC	572,000	40,439,392

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

ThyssenKrupp AG	280,600	$11,421,390
Xstrata PLC	779,110	18,177,846

		99,174,137

		222,758,637

Consumer Staples–9.2%
Beverages–2.0%
Anheuser-Busch InBev NV	617,986	35,232,483
Asahi Breweries Ltd.	397,900	6,615,483

		41,847,966

Food & Staples Retailing–3.3%
Delhaize Group SA	141,400	11,519,381
Koninklijke Ahold NV	776,100	10,408,349
Olam International Ltd.	10,355,000	22,991,953
Sugi Holdings Co., Ltd.	21,800	505,851
Tesco PLC	4,014,217	24,521,463

		69,946,997

Household Products–0.5%
Reckitt Benckiser Group PLC	202,897	10,414,784

Tobacco–3.4%
British American Tobacco PLC	636,245	25,511,877
Imperial Tobacco Group PLC	856,900	26,440,776
Japan Tobacco, Inc.	5,434	19,645,986

		71,598,639

		193,808,386

Information Technology–5.9%
Computers & Peripherals–1.9%
Fujitsu Ltd.	1,834,000	10,364,029
Logitech International SA(a)	1,426,277	25,700,858
Toshiba Corp.	920,000	4,498,430

		40,563,317

Internet Software & Services–0.2%
Yahoo! Japan Corp.	13,663	4,879,125

IT Services–0.9%
Amadeus IT Holding SA(a)	298,814	5,703,841
Cap Gemini SA	222,757	12,933,967

		18,637,808

Office Electronics–0.3%
Konica Minolta Holdings, Inc.	785,000	6,597,195

Software–2.6%
Autonomy Corp. PLC(a)	390,194	9,943,105
Aveva Group PLC	73,275	1,896,489

Company	Shares	U.S. $ Value

SAP AG	459,900	$28,127,632
Temenos Group AG(a)	371,960	14,076,492

		54,043,718

		124,721,163

Telecommunication Services–4.6%
Diversified Telecommunication Services–3.4%
France Telecom SA	572,800	12,861,449
Nippon Telegraph & Telephone Corp.	452,200	20,197,471
Telecom Corp. of New Zealand Ltd.	2,393,013	3,662,730
Telecom Italia SpA (ordinary shares)	8,540,400	13,124,908
Telecom Italia SpA (savings shares)	4,669,900	6,273,134
Telenor ASA	386,000	6,352,863
Telstra Corp. Ltd.	3,452,700	10,071,453

		72,544,008

Wireless Telecommunication Services–1.2%
Vodafone Group PLC	8,613,625	24,547,168

		97,091,176

Health Care–3.3%
Pharmaceuticals–3.3%
AstraZeneca PLC	593,400	27,262,337
Novartis AG	340,470	18,436,774
Roche Holding AG	90,600	12,934,537
Sanofi-Aventis SA	140,979	9,879,043

		68,512,691

Utilities–2.1%
Electric Utilities–1.9%
E.ON AG	934,900	28,429,476
EDP—Energias de Portugal SA(a)	1,425,500	5,549,958
Tokyo Electric Power Co., Inc. (The)	929,800	5,182,403

		39,161,837

Gas Utilities–0.2%
Tokyo Gas Co., Ltd.	1,176,000	5,364,188

		44,526,025

Total Common Stocks (cost $1,876,108,105)		2,032,995,937

8	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.2%
Repurchase Agreements–1.2%
State Street Bank & Trust Co.	$24,210	$24,210,000
0.01%, dated 3/31/11 due 4/01/11 in the amount of $24,210,007 (collateralized by $24,700,000 U.S. Treasury Bill, Zero Coupon, due 4/21/11, value $24,699,309) (cost $24,210,000)
Total Investments—97.8% (cost $1,900,318,105)		2,057,205,937

Other assets less liabilities—2.2%		46,500,244

Net Assets—100.0%		$2,103,706,181

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	157	June 2011	$6,214,725	$6,327,909	$113,184
FTSE 100 Index Futures	23	June 2011	2,126,392	2,171,179	44,787
Topix Index Futures	19	June 2011	2,135,324	1,978,120	(157,204)

					$767

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Swedish Krona settling 6/15/11	701,150	$109,595,100	$110,676,098	$1,080,998
Calyon:
Norwegian Krone settling 6/15/11	612,381	109,077,161	110,302,398	1,225,237
Goldman Sachs International:
New Zealand Dollar settling 6/15/11	19,174	14,060,486	14,561,874	501,388
Royal Bank of Scotland PLC:
Japanese Yen settling 6/15/11	1,655,849	21,019,978	19,915,653	(1,104,325)
Japanese Yen settling 6/15/11	1,887,180	23,956,588	22,697,983	(1,258,605)
Societe Generale:
Euro settling 6/15/11	30,493	42,566,612	43,154,419	587,807
Swiss Franc settling 6/15/11	32,840	36,466,604	35,771,405	(695,199)
Swiss Franc settling 6/15/11	45,014	49,985,009	49,032,096	(952,913)
Westpac Banking Corporation:
Australian Dollar settling 6/15/11	60,016	59,795,681	61,526,743	1,731,062
Sale Contracts:
Bank of America N.A:
Canadian Dollar settling 6/15/11	11,721	11,839,154	12,069,832	(230,678)
Barclays Bank PLC Wholesale:
Japanese Yen settling 6/15/11	1,655,849	20,034,711	19,915,654	119,057

Schedule of Investments—International Portfolio	9

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 6/15/11	82,602	$84,748,684	$85,060,344	$(311,660)
Norwegian Krone settling 6/15/11	62,961	11,126,132	11,340,570	(214,438)
Swedish Krona settling 6/15/11	71,918	11,152,602	11,352,212	(199,610)
Swiss Franc settling 6/15/11	32,840	35,167,377	35,771,405	(604,028)
Goldman Sachs International:
Great British Pound settling 6/15/11	20,049	32,305,555	32,131,781	173,774
Morgan Stanley and Co.Inc:
Great British Pound settling 6/15/11	8,433	13,567,179	13,515,253	51,926
Royal Bank of Scotland PLC:
Great British Pound settling 6/15/11	86,281	139,169,527	138,279,325	890,202
Societe Generale:
Euro settling 6/15/11	30,493	42,679,680	43,154,418	(474,738)
State Street Bank and Trust Co.:
Great British Pound settling 6/15/11	4,051	6,532,683	6,492,386	40,297
Westpac Banking Corporation:
Australian Dollar settling 6/15/11	40,881	39,838,330	41,910,071	(2,071,741)
New Zealand Dollar settling 6/15/11	19,174	14,066,929	14,561,875	(494,946)

(a)	Non-income producing security.

See notes to financial statements.

10	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.5%
Financials–25.6%
Commercial Banks–20.1%
Allahabad Bank	587,800	$3,059,985
Banco Bradesco SA (Preference Shares)	385,799	7,880,683
Banco do Brasil SA	1,733,100	31,368,086
Banco do Estado do Rio Grande do Sul (Preference Shares)	648,700	7,986,323
Banco Santander Brasil SA (ADR)	308,300	3,779,758
Bangkok Bank PCL	759,400	4,351,769
Bangkok Bank PCL (NVDR)	1,329,200	7,557,276
Bank Negara Indonesia Persero TBK PT	28,507,431	13,003,109
Bank of Baroda	375,000	8,108,353
Bank of China Ltd.	28,059,900	15,603,736
Bank of India	393,700	4,190,589
Bank Rakyat Indonesia Persero TBK PT	28,990,000	19,118,055
Canara Bank	1,351,000	18,931,533
China Construction Bank Corp.–Class H	10,507,400	9,836,872
Chinatrust Financial Holding Co., Ltd.	3,410,000	2,894,630
Chongqing Rural Commercial Bank(a)	20,207,000	13,872,172
CIMB Group Holdings Bhd	5,012,200	13,560,686
Commercial International Bank Egypt SAE(a)	798,524	4,410,327
Daegu Bank Ltd.	392,150	6,433,716
Grupo Financiero Banorte SAB de CV–Class O	1,351,125	6,361,202
Hana Financial Group, Inc.	605,800	26,159,779
HDFC Bank Ltd.	184,200	9,709,819
Industrial & Commercial Bank of China–Class H	38,654,000	32,046,825
Investimentos Itau SA (Preference Shares)	2,651,024	20,784,067
KB Financial Group, Inc.	215,227	11,258,599
Komercni Banka AS	45,100	11,369,762
Krung Thai Bank PCL	9,385,700	5,709,932
Metropolitan Bank & Trust(a)	1,437,051	2,127,955
Punjab National Bank Ltd.	568,091	15,517,221
Shinhan Financial Group Co., Ltd.	294,646	13,374,817
Turkiye Garanti Bankasi AS	2,182,268	10,182,182
Turkiye Halk Bankasi AS	446,950	3,444,556
Turkiye Is Bankasi–Class C	2,548,879	8,137,270
Turkiye Sinai Kalkinma Bankasi AS	471,086	823,249

Company	Shares	U.S. $ Value

Turkiye Vakiflar Bankasi Tao–Class D	5,586,800	$13,943,166
Union Bank of India	567,964	4,450,380

		391,348,439

Diversified Financial Services–1.4%
FirstRand Ltd.	4,777,939	14,185,290
Fubon Financial Holding Co., Ltd.	10,318,653	13,684,728

		27,870,018

Insurance–1.0%
AIA Group Ltd.(a)	2,965,800	9,129,538
LIG Insurance Co., Ltd.(a)	314,180	7,657,002
Old Mutual PLC	1,450,118	3,203,566

		19,990,106

Real Estate Management & Development–2.0%
BR Malls Participacoes SA	563,758	5,870,141
Evergrande Real Estate Group Ltd.	23,404,000	12,845,426
Longfor Properties Co., Ltd.	4,339,500	7,325,841
Oberoi Realty Ltd.(a)	13,553	76,783
Shenzhen Investment Ltd.	22,370,000	7,441,908
Soho China Ltd.	6,226,500	5,357,140

		38,917,239

Thrifts & Mortgage Finance–1.1%
Housing Development Finance Corp.	1,342,295	21,020,246

		499,146,048

Energy–16.2%
Oil, Gas & Consumable Fuels–16.2%
Afren PLC(a)	3,530,150	9,227,934
Alliance Oil Co., Ltd. (GDR)(a)	143,500	2,725,067
China Petroleum & Chemical Corp.–Class H	19,071,000	19,067,072
CNOOC Ltd.	13,637,000	34,531,325
Exillon Energy PLC(a)	273,497	1,798,849
Gazprom OAO (Sponsored ADR)	2,163,706	69,974,252
Gulf Keystone Petroleum Ltd.(a)	2,630,987	6,417,957
KazMunaiGas Exploration Production (GDR)(b)	393,614	8,856,315
LUKOIL OAO (London) (Sponsored ADR)	584,450	41,723,886
NovaTek OAO (Sponsored GDR)(b)	59,500	8,260,906
OGX Petroleo e Gas Participacoes SA(a)	486,300	5,852,936
Petroleo Brasileiro SA (ADR)	314,100	12,699,063
Petroleo Brasileiro SA (Sponsored ADR)	1,085,270	38,570,496
PTT PCL	1,397,200	16,353,407
QGEP Participacoes SA(a)	409,800	5,823,269
Rosneft Oil Co. (GDR)(b)	1,674,563	15,297,133
Tatneft (Sponsored ADR)	171,200	7,565,328

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Ultrapar Participacoes SA (Preference Shares)	407,100	$6,739,909
YPF SA (Sponsored ADR)	101,000	4,498,540

		315,983,644

Materials–15.2%
Chemicals–2.3%
Braskem SA (Preference Shares)(a)	390,500	5,175,892
Formosa Plastics Corp.	2,439,000	8,575,707
Huabao International Holdings Ltd.	1,075,000	1,658,407
Hyosung Corp.	100,540	8,061,386
LG Chem Ltd.	39,010	16,322,200
Uralkali (Sponsored GDR)(b)	127,500	5,287,425

		45,081,017

Construction Materials–0.5%
BBMG Corp.	4,657,500	7,664,850
LSR Group (GDR)(b)	268,035	2,569,100

		10,233,950

Metals & Mining–12.3%
African Rainbow Minerals Ltd.	201,674	6,642,201
Antofagasta PLC	146,200	3,186,998
Centamin Egypt Ltd.(a)	1,401,118	3,044,841
Cia de Minas Buenaventura SA (ADR)–Class B	101,700	4,370,049
First Quantum Minerals Ltd.	29,233	3,781,746
Gerdau SA	287,700	2,784,222
Gold Fields Ltd. (Sponsored ADR)	821,500	14,343,390
Hindalco Industries Ltd.	4,095,000	19,232,868
Hyundai Steel Co.	166,800	21,262,571
Jindal Saw Ltd.	755,859	3,439,667
Jindal Steel & Power Ltd.	446,500	6,974,642
Kazakhmys PLC	220,700	4,928,823
KGHM Polska Miedz SA	475,700	30,174,258
Mechel (Sponsored ADR)	199,300	6,136,447
Mongolian Mining Corp.(a)	7,155,500	9,133,488
Northam Platinum Ltd.	86,005	559,382
Poongsan Corp.	346,800	14,604,755
POSCO	15,708	7,207,204
Real Gold Mining Ltd.(a)	1,788,000	2,530,842
Tata Steel Ltd.	836,900	11,676,714
Vale SA (Sponsored ADR) (Local Preference Shares)	2,046,500	60,412,680
Vale SA (Sponsored ADR)–Class B	26,200	873,770
Xingda International Holdings Ltd.	1,584,000	1,477,886

		238,779,444

Paper & Forest Products–0.1%
China Forestry Holdings Ltd.	6,430,000	2,361,148

		296,455,559

Company	Shares	U.S. $ Value

Information Technology–13.6%
Communications Equipment–1.1%
HTC Corp.	300,000	$11,717,940
ZTE Corp.–Class H	2,432,200	11,303,244

		23,021,184

Computers & Peripherals–1.6%
Foxconn Technology Co., Ltd.	1,636,000	6,230,424
Lite-On Technology Corp.	5,541,968	6,820,897
Pegatron Corp.(a)	8,576,000	9,729,452
Wistron Corp.	5,163,167	8,170,679

		30,951,452

Electronic Equipment, Instruments & Components–3.2%
AU Optronics Corp.(a)	13,785,155	12,005,783
AU Optronics Corp. (Sponsored ADR)(a)	804,068	7,059,717
Chroma ATE, Inc.	1,750,000	5,651,494
Delta Electronics, Inc.	1,493,000	5,911,182
HannStar Display Corp.(a)	24,044,000	4,273,302
Hon Hai Precision Industry Co., Ltd.	1,963,096	6,868,842
Ju Teng International Holdings Ltd.	4,594,000	1,422,843
LG Display Co., Ltd.	213,100	6,678,791
Unimicron Technology Corp.	4,969,000	8,447,951
Yageo Corp.	7,804,000	3,804,494

		62,124,399

Internet Software & Services–0.9%
Baidu, Inc. (Sponsored ADR)(a)	38,800	5,347,028
Mail.ru Group Ltd. (GDR)(a)(b)	145,900	4,369,705
Tencent Holdings Ltd.	333,200	8,118,701

		17,835,434

IT Services–1.1%
Infosys Technologies Ltd.	123,529	8,966,273
Tata Consultancy Services Ltd.	460,100	12,195,817

		21,162,090

Semiconductors & Semiconductor Equipment–5.7%
Advanced Semiconductor Engineering, Inc.	3,828,000	4,143,037
Advanced Semiconductor Engineering, Inc. (ADR)	1,681,742	9,215,946
Powertech Technology, Inc.	2,902,600	9,090,711
Samsung Electronics Co., Ltd.	69,561	58,985,289
Samsung Electronics Co., Ltd. (Preference Shares)	24,030	13,679,624
Taiwan Semiconductor Manufacturing Co., Ltd.	6,563,120	15,726,964

		110,841,571

		265,936,130

12	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Company	Shares	U.S. $ Value

Consumer Discretionary–10.8%
Auto Components–0.5%
Gajah Tunggal Tbk PT	9,493,000	$2,421,175
Hyundai Mobis	27,620	8,234,885

		10,656,060

Automobiles–2.2%
Hyundai Motor Co.	84,462	15,609,769
Kia Motors Corp.	273,100	17,162,388
Maruti Suzuki India Ltd.	179,790	5,099,323
Tofas Turk Otomobil Fabrikasi AS	723,900	4,081,718

		41,953,198

Distributors–0.6%
Dah Chong Hong Holdings Ltd.	4,444,000	4,987,732
Imperial Holdings Ltd.	354,547	5,976,228

		10,963,960

Diversified Consumer Services–0.1%
Educomp Solutions Ltd.	100,500	946,304
Estacio Participacoes SA	32,100	521,024

		1,467,328

Hotels, Restaurants & Leisure–0.2%
Sands China Ltd.(a)	2,045,200	4,557,230

Household Durables–2.9%
Brookfield Incorporacoes SA	2,423,800	12,589,241
Gafisa SA (ADR)	244,800	3,143,232
LG Electronics, Inc.	130,200	12,449,913
PDG Realty SA Empreendimentos e Participacoes	1,319,982	7,405,773
Rossi Residencial SA	1,009,700	8,417,001
Turkiye Sise ve Cam Fabrikalari AS(a)	2,254,200	5,090,330
Urbi Desarrollos Urbanos SAB de CV(a)	3,547,300	8,246,102

		57,341,592

Leisure Equipment & Products–0.2%
Altek Corp.	3,118,735	4,273,333

Media–1.1%
Focus Media Holding Ltd. (ADR)(a)	180,900	5,548,203
Grupo Televisa SA (Sponsored ADR)(a)	96,300	2,362,239
Naspers Ltd.	238,735	12,841,954

		20,752,396

Multiline Retail–0.1%
Empresas La Polar SA	363,400	1,938,539

Specialty Retail–2.0%
Belle International Holdings Ltd.	3,568,000	6,590,147
Foschini Ltd. (The)	986,200	12,343,464
Home Product Center PCL	11,979,500	3,624,150
Lewis Group Ltd.	640,200	7,050,244
Zhongsheng Group Holdings Ltd.(a)	4,670,500	8,728,632

		38,336,637

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods–0.9%
Daphne International Holdings Ltd.	4,584,000	$3,466,563
Pacific Textile Holdings Ltd.	3,118,000	1,804,618
Sao Paulo Alpargatas SA (Preference Shares)	376,000	2,579,365
Shenzhou International Group Holdings Ltd.	1,867,000	2,200,138
Yue Yuen Industrial Holdings Ltd.	2,385,500	7,540,776

		17,591,460

		209,831,733

Industrials–4.9%
Construction & Engineering–1.8%
Aveng Ltd.	236,006	1,243,025
Engineers India Ltd.	467,580	3,182,977
IRB Infrastructure Developers Ltd.	1,110,600	5,300,926
Larsen & Toubro Ltd.	142,600	5,305,435
Samsung Engineering Co., Ltd.	103,000	19,613,247

		34,645,610

Electrical Equipment–0.1%
Silitech Technology Corp.	718,430	1,812,107

Industrial Conglomerates–0.5%
Bidvest Group Ltd.	429,830	9,446,564

Machinery–1.0%
China Rongsheng Heavy Industry Group Co., Ltd.(a)	7,371,000	6,415,292
Hydraulic Machine-gdr 144a (GDR)(b)	464,400	3,689,658
Hyundai Heavy Industries Co., Ltd.	18,860	8,893,794

		18,998,744

Marine–0.5%
Grindrod Ltd.	1,993,892	4,369,285
SITC International Holdings Co., Ltd.(a)	9,570,000	5,915,432

		10,284,717

Road & Rail–0.6%
Globaltrans Investment PLC (Sponsored GDR)(b)	219,439	4,035,483
Localiza Rent a Car SA	412,069	6,612,690
TransContainer OAO (GDR)(a)(b)	172,200	1,808,100

		12,456,273

Trading Companies & Distributors–0.1%
Barloworld Ltd.	161,450	1,782,752

Transportation Infrastructure–0.3%
DP World Ltd.(a)	6,845,000	4,072,775
OHL Mexico SAB de CV(a)	750,000	1,373,329

		5,446,104

		94,872,871

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Consumer Staples–3.9%
Beverages–0.6%
Cia Cervecerias Unidas SA	500,708	$5,922,747
Cia de Bebidas das Americas (ADR)	179,970	5,094,951

		11,017,698

Food & Staples Retailing–1.3%
Bizim Toptan Satis Magazalari AS(a)	156,229	3,187,211
Centros Comerciales Sudamericanos SA	491,877	3,536,283
Massmart Holdings Ltd.	85,545	1,769,321
President Chain Store Corp.	2,315,000	10,277,008
X5 Retail Group NV (GDR)(a)(b)	156,370	6,569,812

		25,339,635

Food Products–1.6%
Besunyen Holdings Co.(a)	4,131,000	1,378,568
China Mengniu Dairy Co., Ltd.	2,161,000	5,722,606
China Yurun Food Group Ltd.	4,752,000	15,956,673
CJ CheilJedang Corp.	4,800	1,005,703
Cosan Ltd.	284,500	3,670,050
MHP SA (GDR)(a)(b)	129,000	2,447,130
Nong Shim Co., Ltd.	2,210	489,567

		30,670,297

Personal Products–0.1%
Hypermarcas SA(a)	212,300	2,808,734

Tobacco–0.3%
KT&G Corp.	107,243	5,579,004

		75,415,368

Utilities–2.8%
Electric Utilities–1.7%
CEZ AS	49,014	2,506,979
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	887,879	19,632,152
Enersis SA (Sponsored ADR)	520,322	10,833,104

		32,972,235

Gas Utilities–0.3%
Aygaz AS	1,092,000	6,941,431

Water Utilities–0.8%
Cia de Saneamento Basico do Estado de Sao Paulo	392,500	11,299,115
Cia de Saneamento de Minas Gerais–COPASA	262,100	4,414,755

		15,713,870

		55,627,536

Company	Shares	U.S. $ Value

Telecommunication Services–2.6%
Diversified Telecommunication Services–0.7%
LG Uplus Corp.	1,364,190	$7,702,463
Tele Norte Leste Participacoes SA (ADR)	88,900	1,558,417
Telecom Egypt	1,713,938	5,005,344

		14,266,224

Wireless Telecommunication Services–1.9%
America Movil SAB de CV Series L (ADR)	483,617	28,098,148
China Mobile Ltd.	479,000	4,421,647
Sistema JSFC (Sponsored GDR)(b)	112,575	3,275,932

		35,795,727

		50,061,951

Health Care–0.9%
Pharmaceuticals–0.9%
Aspen Pharmacare Holdings Ltd.(a)	679,802	7,930,875
Pharmstandard (GDR)(a)(b)	167,139	4,653,470
Sihuan Pharmaceutical Holdings Group Ltd.(a)	6,774,000	4,144,899

		16,729,244

Total Common Stocks (cost $1,409,301,541)		1,880,060,084

WARRANTS–2.1%
Financials–1.9%
Bank Muscat SAOG, Citigroup Global Markets Holdings, Inc., expiring 10/28/13(a)	621,700	1,109,486
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(a)	611,600	12,934,851
Sberbank of Russian Federation, Deutsche Bank AG London, expiring 2/28/18(a)	2,465,300	9,270,021
Sberbank of Russian Federation, Merrill Lynch, expiring 11/05/12(a)	3,751,700	14,107,142

		37,421,500

Industrials–0.2%
Agility, Inc. Credit Suisse International, expiring 3/14/12	2,655,500	3,588,643

Total Warrants (cost $36,114,799)		41,010,143

14	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.3%
Repurchase Agreements–0.3%
State Street Bank & Trust	$4,879	$4,879,000
Co. 0.01%, dated 3/31/11 due 4/01/11 in the amount of $4,879,000 (collateralized by $4,980,000 U.S. Treasury Bill, zero coupon, due 4/21/11, value $4,979,861) (cost $4,879,000)
Total Investments—98.9% (cost $1,450,295,340)		1,925,949,227

Other assets less liabilities—1.1%		21,616,845

Net Assets—100.0%		$1,947,566,072

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $71,120,169 or 3.7% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	15

SCB–ST–1946–0311

Sanford C. Bernstein Fund, Inc.

March 31, 2011

Schedule of Investments

To the Semi-Annual Report

For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADES –30.5%
Industrial–13.9%
Basic–2.6%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	4,624	$5,119,818
Anglo American Capital PLC 9.375%, 4/08/19(a)		7,107	9,469,488
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		8,125	8,241,464
ArcelorMittal 6.125%, 6/01/18		13,315	14,103,967
ArcelorMittal USA, Inc. 6.50%, 4/15/14		5,565	6,131,595
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		9,553	11,224,144
Dow Chemical Co. (The) 7.375%, 11/01/29		700	837,737
7.60%, 5/15/14		6,437	7,438,752
8.55%, 5/15/19		6,919	8,745,920
International Paper Co. 5.30%, 4/01/15		5,180	5,582,294
7.50%, 8/15/21		5,235	6,143,696
7.95%, 6/15/18		7,555	9,089,232
9.375%, 5/15/19		5	6,436
Packaging Corp. of America 5.75%, 8/01/13		4,135	4,430,843
PPG Industries, Inc. 5.75%, 3/15/13		9,930	10,708,383
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		11,940	13,747,573
Teck Resources Ltd. 6.00%, 8/15/40		799	804,665
Vale Canada Ltd. 7.75%, 5/15/12		12,025	12,879,352

			134,705,359

Capital Goods–0.7%
General Electric Co. 5.25%, 12/06/17		150	163,350
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		1,133	1,187,456
Lafarge SA 6.15%, 7/15/11		6,703	6,802,493
Owens Corning 6.50%, 12/01/16		8,371	9,114,353
Republic Services, Inc. 5.25%, 11/15/21		4,903	5,132,715
5.50%, 9/15/19		6,718	7,207,890
Tyco International Finance SA 8.50%, 1/15/19		4,365	5,631,230

			35,239,487

Principal Amount (000)			U.S. $ Value

Communications-Media–2.3%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	U.S.$	6,400	$7,068,883
CBS Corp. 5.625%, 8/15/12		94	99,180
5.75%, 4/15/20		7,025	7,430,884
8.875%, 5/15/19		5,480	6,881,252
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		5,575	7,544,135
Comcast Corp. 5.15%, 3/01/20		11,000	11,450,571
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.60%, 2/15/21		3,220	3,139,091
4.75%, 10/01/14		4,555	4,904,697
News America, Inc. 6.15%, 3/01/37		5,097	5,050,485
6.55%, 3/15/33		3,525	3,702,226
9.25%, 2/01/13		6,720	7,649,168
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		10,892	13,802,691
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,635	2,732,524
11.25%, 2/01/19		6,520	8,203,966
Time Warner Cable, Inc. 7.50%, 4/01/14		5,260	6,029,086
8.75%, 2/14/19		10	12,467
Time Warner Entertainment Co. LP 8.375%, 3/15/23		10,465	12,902,853
WPP Finance UK 5.875%, 6/15/14		1,475	1,621,572
8.00%, 9/15/14		9,922	11,565,232

			121,790,963

Communications-Telecommunications–1.5%
American Tower Corp. 5.05%, 9/01/20		10,740	10,434,243
AT&T Corp. 8.00%, 11/15/31		1,800	2,255,260
AT&T, Inc. 5.80%, 2/15/19		50	55,539
BellSouth Corp. 5.20%, 9/15/14		50	54,669
Embarq Corp. 7.082%, 6/01/16		12,970	14,749,354
Qwest Corp. 7.50%, 10/01/14		5,005	5,718,213
7.875%, 9/01/11		6,695	6,879,112
Telecom Italia Capital SA 6.175%, 6/18/14		9,805	10,527,589
6.375%, 11/15/33		1,375	1,297,611
7.175%, 6/18/19		5,770	6,307,360
United States Cellular Corp. 6.70%, 12/15/33		14,340	13,745,736
Verizon Communications, Inc. 5.55%, 2/15/16		50	55,532

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

Verizon Global Funding Corp. 7.375%, 9/01/12	U.S.$	10	$10,879
Verizon New England, Inc. 6.50%, 9/15/11		10	10,268
Vodafone Group PLC 5.50%, 6/15/11		8,020	8,097,225
5.75%, 3/15/16		20	22,333

			80,220,923

Consumer Cyclical-Automotive–0.8%
Daimler Finance North America LLC 5.75%, 9/08/11		4,300	4,393,559
7.30%, 1/15/12		4,478	4,703,647
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		9,394	10,065,793
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		9,441	9,867,856
Volvo Treasury AB 5.95%, 4/01/15(a)		10,529	11,575,793

			40,606,648

Consumer Cyclical-Entertainment–0.6%
Time Warner, Inc. 4.70%, 1/15/21		5,650	5,625,976
Turner Broadcasting System, Inc. 8.375%, 7/01/13		11,372	12,963,136
Viacom, Inc. 5.625%, 9/15/19		10,990	12,024,764

			30,613,876

Consumer Cyclical-Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13		12,589	13,467,977

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	27,267
5.80%, 10/15/17		50	57,242

			84,509

Consumer Cyclical-Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		5,715	6,555,562
Wal-Mart Stores, Inc. 5.80%, 2/15/18		100	113,882

			6,669,444

Consumer Non-Cyclical–1.6%
Abbott Laboratories 5.875%, 5/15/16		60	68,670
Ahold Finance USA LLC 6.875%, 5/01/29		12,140	13,301,398
Altria Group, Inc. 9.25%, 8/06/19		5	6,525
9.70%, 11/10/18		6,515	8,567,987
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		5,361	5,593,335
5.875%, 5/15/13		8,910	9,475,135
8.50%, 6/15/19		5	5,937

Principal Amount (000)			U.S. $ Value

Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	U.S.$	11,945	$12,918,816
Delhaize Group SA 5.875%, 2/01/14		2,955	3,226,269
Diageo Capital PLC 7.375%, 1/15/14		9,260	10,626,572
Fortune Brands, Inc. 3.00%, 6/01/12		7,125	7,243,574
4.875%, 12/01/13		6,133	6,464,973
Kroger Co. (The) 6.80%, 12/15/18		4,472	5,185,964
Thermo Fisher Scientific, Inc. 4.70%, 5/01/20		5	5,166
Whirlpool Corp. 8.60%, 5/01/14		1,270	1,473,509

			84,163,830

Energy–1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16		11,503	12,508,190
6.45%, 9/15/36		3,418	3,413,587
Baker Hughes, Inc. 6.50%, 11/15/13		5,140	5,787,923
Canadian Natural Resources Ltd. 5.15%, 2/01/13		3,705	3,948,148
Hess Corp. 7.875%, 10/01/29		3,617	4,466,069
8.125%, 2/15/19		2,060	2,586,023
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		1,677	1,681,400
5.125%, 3/01/21(a)		2,842	2,864,688
Nabors Industries, Inc. 9.25%, 1/15/19		11,010	13,878,666
Noble Energy, Inc. 8.25%, 3/01/19		10,580	13,310,772
Noble Holding International Ltd. 4.90%, 8/01/20		973	987,196
Valero Energy Corp. 6.125%, 2/01/20		4,363	4,718,890
6.875%, 4/15/12		6,055	6,400,777
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		4,980	5,271,071
9.625%, 3/01/19		6,870	8,749,481
Williams Cos., Inc. (The) 7.875%, 9/01/21		3,756	4,674,173

			95,247,054

Other Industrial–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		12,486	13,360,020

Technology–0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,962	2,005,710
Computer Sciences Corp. 5.50%, 3/15/13		7,070	7,520,380

2	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Motorola, Inc. 6.50%, 9/01/25	U.S.$	6,135	$6,455,529
7.50%, 5/15/25		980	1,110,085
Xerox Corp. 8.25%, 5/15/14		11,105	12,982,200

			30,073,904

Transportation-Airlines–0.2%
Southwest Airlines Co. 5.25%, 10/01/14		6,475	6,915,222
5.75%, 12/15/16		4,230	4,575,274

			11,490,496

Transportation-Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		2,182	2,495,715

Transportation-Services–0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		13,450	12,956,291
Con-way, Inc. 6.70%, 5/01/34		8,734	7,998,816
Ryder System, Inc. 5.85%, 11/01/16		3,661	4,033,635
7.20%, 9/01/15		3,521	4,082,747

			29,071,489

			729,301,694

Financial Institutions–12.6%
Banking–6.4%
American Express Co. 4.875%, 7/15/13		20	21,321
7.25%, 5/20/14		7,075	8,047,381
Bank of America Corp. 5.625%, 7/01/20		5,650	5,800,719
7.375%, 5/15/14		6,775	7,651,170
Series L 5.65%, 5/01/18		17,630	18,424,796
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11		1,210	1,225,620
BankAmerica Capital II Series 2 8.00%, 12/15/26		5,954	6,087,965
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15		5	5,389
5.55%, 1/22/17		12,930	13,734,660
5.70%, 11/15/14		13,815	15,184,536
Citigroup, Inc. 4.75%, 5/19/15		7,125	7,468,453
5.30%, 1/07/16		50	53,002
5.375%, 8/09/20		11	11,324
5.50%, 4/11/13		8,995	9,624,803
6.50%, 8/19/13		9,375	10,250,203
8.50%, 5/22/19		11,595	14,306,792

Principal Amount (000)			U.S. $ Value

Compass Bank 5.50%, 4/01/20	U.S.$	14,779	$14,521,845
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	6,219,768
Fifth Third Bancorp 6.25%, 5/01/13		10	10,847
Goldman Sachs Group, Inc. (The) 5.625%, 1/15/17		10	10,538
6.00%, 6/15/20		12,435	13,145,349
6.60%, 1/15/12		50	52,265
7.50%, 2/15/19		9,475	11,006,008
JPMorgan Chase & Co. 4.40%, 7/22/20		9,040	8,735,831
4.75%, 5/01/13		5	5,312
5.375%, 1/15/14		50	53,881
6.125%, 6/27/17		50	54,410
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		10,435	10,790,333
Macquarie Group Ltd. 4.875%, 8/10/17(a)		13,330	13,397,090
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		3,400	3,593,423
Series B 5.30%, 9/30/15		30	32,216
Morgan Stanley 4.75%, 4/01/14		150	156,302
5.50%, 7/24/20		18,365	18,352,089
6.625%, 4/01/18		11,720	12,881,639
7.25%, 4/01/32		15	17,540
National Capital Trust II 5.486%, 3/23/15(a)		3,116	3,099,068
Nationwide Building Society 6.25%, 2/25/20(a)		13,470	14,014,323
PNC Funding Corp. 5.125%, 2/08/20		5	5,263
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		10,385	10,676,517
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		13,400	13,315,526
Shinhan Bank 4.125%, 10/04/16(a)		7,189	7,214,974
Societe Generale 2.50%, 1/15/14(a)		13,040	12,938,966
UFJ Finance Aruba AEC 6.75%, 7/15/13		2,366	2,605,733
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		6,080	5,856,110
Union Bank NA 5.95%, 5/11/16		13,165	13,949,713
Wachovia Corp. 5.50%, 5/01/13		12,860	13,858,913
Wells Fargo & Co. 5.625%, 12/11/17		4,760	5,198,958
Wells Fargo Bank NA 5.75%, 5/16/16		50	54,891

			333,723,775

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)			U.S. $ Value

Brokerage–0.1%
Jefferies Group, Inc. 6.875%, 4/15/21	U.S.$	5,175	$5,496,528

Finance–1.1%
General Electric Capital Corp. 4.80%, 5/01/13		26,480	28,135,291
5.625%, 5/01/18		5	5,406
Series A 4.375%, 11/21/11		6,285	6,437,700
HSBC Finance Corp. 6.375%, 10/15/11		10	10,306
6.676%, 1/15/21(a)		110	114,178
7.00%, 5/15/12		6,585	7,003,661
SLM Corp. Series A 5.375%, 1/15/13–1/15/13		18,515	19,206,145

			60,912,687

Insurance–4.1%
Aegon NV 4.75%, 6/01/13		1,915	2,017,409
Aetna, Inc. 6.00%, 6/15/16		3,830	4,313,400
Aflac, Inc. 3.45%, 8/15/15		2,160	2,169,180
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		3,180	3,546,781
Allstate Corp. (The) 6.125%, 5/15/37		11,695	11,811,950
Allstate Life Global Funding Trusts 5.375%, 4/30/13		10	10,789
American International Group, Inc. 6.40%, 12/15/20		5,975	6,377,082
CIGNA Corp. 5.125%, 6/15/20		4,328	4,511,438
Coventry Health Care, Inc. 5.95%, 3/15/17		2,510	2,603,370
6.125%, 1/15/15		965	1,019,442
6.30%, 8/15/14		7,810	8,295,282
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)		3,580	3,473,181
Genworth Financial, Inc. 6.515%, 5/22/18		12,620	12,484,953
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		6,145	7,178,718
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		2,675	2,715,596
5.50%, 3/30/20		12,615	12,829,581
Humana, Inc. 6.30%, 8/01/18		5,180	5,585,304
6.45%, 6/01/16		1,100	1,217,505
7.20%, 6/15/18		2,365	2,688,066
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		4,025	4,225,292

Principal Amount (000)			U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	3,069	$3,886,152
Markel Corp. 7.125%, 9/30/19		6,474	7,224,330
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5,950	8,136,976
Metlife Capital Trust IV 7.875%, 12/15/37(a)		5,200	5,590,000
MetLife, Inc. 4.75%, 2/08/21		2,240	2,245,107
5.00%, 11/24/13–11/24/13		4,230	4,555,088
7.717%, 2/15/19		2,157	2,621,995
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		10,150	12,343,445
Principal Financial Group, Inc. 7.875%, 5/15/14		8,665	10,011,099
Prudential Financial, Inc. 5.15%, 1/15/13		7,695	8,134,685
6.20%, 1/15/15		1,195	1,318,880
8.875%, 6/15/38		4,975	5,870,500
Series B 4.75%, 4/01/14		10	10,635
Series D 7.375%, 6/15/19		905	1,062,575
UnitedHealth Group, Inc. 6.00%, 2/15/18		15,640	17,395,434
WellPoint Health Networks, Inc. 6.375%, 1/15/12		20	20,898
WellPoint, Inc. 4.35%, 8/15/20		11,360	11,333,520
5.875%, 6/15/17		1,000	1,121,669
7.00%, 2/15/19		2,465	2,921,757
XL Group PLC 5.25%, 9/15/14		7,525	7,927,414

			212,806,478

Other Finance–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		4,965	5,176,104
ORIX Corp. 4.71%, 4/27/15		12,888	13,086,965

			18,263,069

REITS–0.6%
ERP Operating LP 5.20%, 4/01/13		5	5,341
HCP, Inc. 5.375%, 2/01/21		9,111	9,201,035
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		7,075	7,470,139
Simon Property Group LP 4.375%, 3/01/21		13,965	13,662,378

			30,338,893

			661,541,430

4	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Utility–2.7%
Electric–1.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	U.S.$	12,000	$12,239,424
Ameren Corp. 8.875%, 5/15/14		6,845	7,874,125
Constellation Energy Group, Inc. 5.15%, 12/01/20		10,435	10,352,887
FirstEnergy Corp. Series B 6.45%, 11/15/11		1,128	1,161,781
Series C 7.375%, 11/15/31		7,850	8,503,159
Nisource Finance Corp. 6.80%, 1/15/19		13,295	15,209,812
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		5,805	6,290,408
Teco Finance, Inc. 4.00%, 3/15/16		2,920	2,974,943
5.15%, 3/15/20		3,625	3,755,225
Union Electric Co. 6.70%, 2/01/19		1,200	1,384,847
Wisconsin Energy Corp. 6.25%, 5/15/67		5,810	5,831,788

			75,578,399

Natural Gas–1.0%
DCP Midstream LLC 5.35%, 3/15/20(a)		3,019	3,137,619
Energy Transfer Partners LP 6.70%, 7/01/18		7,930	8,984,476
7.50%, 7/01/38		8,376	9,687,841
EQT Corp. 8.125%, 6/01/19		6,556	7,814,844
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	12,852,173
Williams Partners LP 5.25%, 3/15/20		10,223	10,664,347

			53,141,300

Other Utility–0.2%
Veolia Environnement SA 6.00%, 6/01/18		8,485	9,436,406

			138,156,105

Non Corporate Sectors–1.3%
Agencies–Not Government Guaranteed–1.3%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(a)		11,910	14,798,175
Ecopetrol SA 7.625%, 7/23/19		3,963	4,567,358
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		24,820	26,991,750

Principal Amount (000)			U.S. $ Value

Petrobras International Finance Co.-Pifco 5.75%, 1/20/20	U.S.$	19,505	$20,122,021

			66,479,304

Total Corporates–Investment Grades (cost $1,483,308,425)			1,595,478,533

GOVERNMENTS-TREASURIES–23.1%
Mexico–1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	609,305	52,816,200

United States–22.1%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	70,185	70,864,952
4.625%, 2/15/40		86,475	88,177,520
5.375%, 2/15/31		84,400	96,519,334
U.S. Treasury Notes 2.00%, 1/31/16		250,510	248,689,794
2.125%, 2/29/16		116,310	115,946,531
2.625%, 11/15/20		96,280	89,841,275
3.375%, 11/15/19		82,365	83,265,908
3.625%, 12/31/12–2/15/20		353,275	362,883,533

			1,156,188,847

Total Governments–Treasuries (cost $1,228,161,024)			1,209,005,047

MORTGAGE PASS-THRU’S–15.1%
Agency Fixed Rate 30-Year– 14.1%
Federal Home Loan Mortgage Corp. Gold Series 2007 4.50%, 1/01/37–3/01/37		7,321	7,469,327
5.50%, 7/01/35		9,328	10,001,698
Federal National Mortgage Association 4.00%, 1/01/41		21,736	21,411,150
5.50%, 9/01/36–6/01/38		95,384	102,130,439
6.00%, 3/01/31–4/01/40		122,838	133,609,782
Series 2003 5.00%, 11/01/33		19,297	20,313,410
5.50%, 4/01/33–7/01/33		37,186	39,985,440
Series 2004 5.00%, 4/01/34		8	7,940
5.50%, 4/01/34–11/01/34		30,129	32,372,796
6.00%, 9/01/34–10/01/34		16,182	17,744,813
Series 2005 4.50%, 8/01/35–9/01/35		36,908	37,905,685
5.50%, 2/01/35		27,500	29,559,557
6.00%, 4/01/35		5,545	6,087,728
Series 2006 5.00%, 2/01/36		44,848	47,104,718
5.50%, 4/01/36		6,803	7,299,478

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value

6.00%, 10/01/31	U.S.$	19	$21,101
Series 2007 4.50%, 9/01/35		26,829	27,638,873
5.00%, 7/01/36		11,777	12,378,535
6.00%, 3/01/37		103	111,922
Series 2008 5.50%, 12/01/35–3/01/37		54,397	58,368,360
6.00%, 3/01/37–5/01/38		94,660	103,171,760
Series 2010 6.00%, 4/01/40		24,410	26,545,731
Government National Mortgage Association Series 1996 8.50%, 11/15/26		1	689

			741,240,932

Agency ARMs–1.0%
Federal Home Loan Mortgage Corp. Series 2005 2.745%, 5/01/35(b)		6,845	7,189,594
Series 2006 2.517%, 3/01/34(c)		4,234	4,438,612
Series 2007 5.993%, 2/01/37(b)		6,071	6,394,180
Federal National Mortgage Association Series 2006 2.309%, 2/01/36(c)		5,345	5,575,871
3.378%, 3/01/36(c)		3,210	3,334,281
Series 2007 2.576%, 3/01/34(c)		6,111	6,409,317
3.639%, 8/01/37(c)		5,637	5,932,415
5.948%, 10/01/37(b)		4,429	4,737,286
Series 2009 2.784%, 5/01/38(b)		6,270	6,558,866

			50,570,422

Total Mortgage Pass-Thru’s (cost $758,750,280)			791,811,354

COMMERCIAL MORTGAGE–BACKED SECURITIES–10.2%
Non-Agency Fixed Rate CMBS–9.8%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		19,945	20,943,253
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class A4 5.455%, 3/11/39		15,615	16,968,938
Series 2006-PW12, Class A4 5.723%, 9/11/38		18,895	20,726,062
Series 2007-PW18, Class A4 5.70%, 6/13/50		19,670	20,966,941

Principal Amount (000)			U.S. $ Value

Commercial Mortgage Asset Trust Series 1999-C1, Class A3 6.64%, 1/17/32	U.S.$	0	$3
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		9,615	10,137,372
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class A4 4.75%, 1/15/37		4,400	4,625,024
Series 2005-C1, Class A4 5.014%, 2/15/38		13,795	14,595,311
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 5.825%, 6/15/38		26,360	28,525,445
Series 2006-C5, Class A3 5.311%, 12/15/39		13,502	14,176,923
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		6,045	6,377,305
Series 2007-GG11, Class A4 5.736%, 12/10/49		3,484	3,685,040
Series 2007-GG9, Class A4 5.444%, 3/10/39		16,775	17,755,722
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4B 4.996%, 8/15/42		35	35,989
Series 2006-CB14, Class A4 5.481%, 12/12/44		6,750	7,161,550
Series 2006-CB15, Class A4 5.814%, 6/12/43		24,985	27,113,027
Series 2006-CB16, Class A4 5.552%, 5/12/45		21,000	22,479,307
Series 2006-CB17, Class A4 5.429%, 12/12/43		18,215	19,501,897
Series 2007-C1, Class A4 5.716%, 2/15/51		26,625	28,195,159
Series 2007-LD11, Class A4 5.818%, 6/15/49		37,550	40,216,535
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36		35	36,509
Series 2006-C6, Class A4 5.372%, 9/15/39		22,610	24,132,517
Series 2006-C7, Class A3 5.347%, 11/15/38		17,955	18,994,948
Series 2007-C1, Class A4 5.424%, 2/15/40		754	800,340
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.909%, 6/12/46		11,735	12,847,876

6	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	U.S.$	16,915	$18,087,309
Series 2007-T27, Class A4 5.646%, 6/11/42		30,420	33,407,643
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		26,240	28,399,011
Series 2007-C31, Class A4 5.509%, 4/15/47		26,665	27,584,001
Series 2007-C32, Class A3 5.741%, 6/15/49		23,420	24,576,445

			513,053,402

Agency CMBS–0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		18,613	17,802,203

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(b)		5,835	5,837,743

Total Commercial Mortgage-Backed Securities (cost $499,325,393)			536,693,348

AGENCIES–8.2%
Agency Debentures–8.2%
Federal Farm Credit Bank
0.266%, 11/13/12(b)		47,900	47,911,736
0.276%, 10/12/12(b)		33,300	33,314,519
0.284%, 9/20/12(b)		55,300	55,333,788
0.308%, 6/26/13(b)		64,000	64,051,200
Federal National Mortgage Association
0.273%, 11/23/12(b)		120,665	120,665,666
4.375%, 10/15/15		80	87,278
6.25%, 5/15/29		9,685	11,646,377
6.625%, 11/15/30		74,395	93,931,425

Total Agencies (cost $425,081,309)			426,941,989

CORPORATES-NON-INVESTMENT GRADES–3.5%
Industrial–2.6%
Basic–0.6%
Georgia-Pacific LLC 5.40%, 11/01/20(a)		2,019	1,993,708
Lyondell Chemical Co. 8.00%, 11/01/17(a)		4,550	5,016,375
11.00%, 5/01/18		560	628,615
Nalco Co. 6.625%, 1/15/19(a)		4,960	5,102,600

Principal Amount (000)			U.S. $ Value

Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(a)	U.S.$	5,025	$5,671,969
United States Steel Corp. 6.05%, 6/01/17		13,580	14,004,375
Westvaco Corp. 8.20%, 1/15/30		1,700	1,814,284

			34,231,926

Capital Goods–0.4%
Case New Holland, Inc. 7.875%, 12/01/17(a)		4,075	4,528,343
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(a)		1,209	1,261,894
7.125%, 3/15/21(a)		1,208	1,259,340
Mohawk Industries, Inc. 6.875%, 1/15/16		10,190	10,928,775
Textron Financial Corp. 5.40%, 4/28/13		1,730	1,819,166

			19,797,518

Communications-Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18		1,799	1,911,438
8.125%, 4/30/20		592	643,800
Univision Communications, Inc. 12.00%, 7/01/14(a)		1,078	1,164,240

			3,719,478

Communications-Telecommunications–0.2%
Cricket Communications, Inc. 7.75%, 5/15/16		2,085	2,215,312
eAccess Ltd. 8.25%, 4/01/18(a)		2,608	2,676,460
Qwest Communications International, Inc. 7.50%, 2/15/14		2,175	2,210,344
Windstream Corp. 7.875%, 11/01/17		3,380	3,625,050

			10,727,166

Consumer Cyclical-Automotive–0.2%
Ford Motor Co. 7.45%, 7/16/31		5,415	5,862,333
Ford Motor Credit Co. LLC 5.75%, 2/01/21		5,225	5,159,677

			11,022,010

Consumer Cyclical-Other–0.0%
Wyndham Worldwide Corp. 6.00%, 12/01/16		20	21,193

Consumer Cyclical-Retailers–0.3%
JC Penney Co., Inc. 5.65%, 6/01/20		10,810	10,418,138
Limited Brands, Inc. 6.625%, 4/01/21		3,150	3,220,875

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value

6.90%, 7/15/17	U.S.$	1,724	$1,848,990

			15,488,003

Consumer Non-Cyclical–0.4%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)		5,215	5,052,031
HCA, Inc. 8.50%, 4/15/19		5,820	6,460,200
Universal Health Services, Inc. 7.125%, 6/30/16		9,235	10,040,643

			21,552,874

Energy–0.2%
Chesapeake Energy Corp. 6.125%, 2/15/21		5,178	5,346,285
Tesoro Corp. 6.50%, 6/01/17		5,470	5,634,100

			10,980,385

Technology–0.1%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		5,300	5,803,500

Transportation-Airlines–0.1%
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		4,771	4,842,569

			138,186,622

Financial Institutions–0.6%
Banking–0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,695	3,007,740
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	5,885	5,620,175

			8,627,915

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(d)		5,118	1,330,680
7.875%, 11/01/09(d)		10,672	2,734,700
Series G 4.80%, 3/13/14(d)		3,322	851,262

			4,916,642

Finance–0.0%
International Lease Finance Corp. 5.65%, 6/01/14		1,599	1,606,995

Insurance–0.3%
ING Capital Funding Trust III Series 9 3.907%, 6/30/11(b)		6,938	6,726,932
XL Group PLC Series E 6.50%, 4/15/17		7,055	6,472,963

			13,199,895

			28,351,447

Principal Amount (000)			U.S. $ Value

Utility–0.3%
Electric–0.3%
AES Corp. (The) 7.75%, 3/01/14–10/15/15	U.S.$	4,725	$5,103,000
CMS Energy Corp. 8.75%, 6/15/19		4,675	5,579,271
GenOn Energy, Inc. 7.625%, 6/15/14		2,665	2,758,275
NRG Energy, Inc. 7.375%, 2/01/16		2,985	3,089,475

			16,530,021

Total Corporates–Non-Investment Grades (cost $180,635,269)			183,068,090

ASSET-BACKED SECURITIES–1.4%
Credit Cards–Floating Rate–0.5%
Discover Card Master Trust
Series 2009-A1, Class A1
1.555%, 12/15/14(b)		6,330	6,407,339
Series 2009-A2, Class A
1.555%, 2/17/15(b)		5,400	5,466,912
Series 2010-A1, Class A1
0.905%, 9/15/15(b)		5,823	5,859,533
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.315%, 6/15/15(b)		5,150	5,129,243

			22,863,027

Autos-Fixed Rate–0.3%
Ally Auto Receivables Trust Series 2011-1, Class A3 1.38%, 1/15/15		17,067	17,017,543

Home Equity Loans-Floating Rate–0.3%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.70%, 4/25/37(b)(e)		10,375	411,439
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.514%, 1/20/35(b)		3,201	2,764,193
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.44%, 6/25/37(b)		9,105	5,302,572
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.48%, 2/25/37(b)(e)		6,080	33,804
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.85%, 5/25/33(b)(e)		208	178,204
Soundview Home Equity Loan Trust Series 2007-OPT3, Class 2A2 0.38%, 8/25/37(b)		8,740	7,551,111

			16,241,323

8	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Other ABS-Fixed Rate–0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	11,186	$11,123,653

Home Equity Loans-Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.387%, 12/25/32		2,105	1,981,414
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		1,888	1,767,754

			3,749,168

Total Asset-Backed Securities (cost $92,762,215)			70,994,714

BANK LOANS–1.3%
Industrial–1.1%
Basic–0.0%
Ineos US Finance LLC 7.50%, 12/16/13(b)		863	889,924
8.00%, 12/16/14(b)		987	1,022,901

			1,912,825

Capital Goods–0.1%
Champion OPCO, LLC 7.50%, 12/31/13(b)		835	833,351
Harbor Freight Tools USA, Inc./ Central Purchasing, LLC 6.50%, 12/22/17(b)		998	1,006,228
Hawker Beechcraft Acquisition Company LLC 2.25%–2.31%, 3/26/14(b)		338	297,994
2.31%, 3/26/14(b)		21	18,427
Manitowoc Co. Inc., (The) 8.00%, 11/06/14(b)		238	238,522
Sequa Corp. 3.56%, 12/03/14(b)		1,191	1,169,022
Tegrant Corp. (SCA Packaging) 5.81%, 3/08/15(b)		600	504,000

			4,067,544

Communications-Media–0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.50%, 7/03/14(b)		1,333	1,275,265
Charter Communications Operating, LLC 2.25%, 3/06/14(b)		576	574,515
Clear Channel Communications, Inc. 3.90%, 1/29/16(b)		816	718,557
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(b)		636	419,952

Principal Amount (000)			U.S. $ Value

Univision Communications Inc. 4.50%, 3/31/17(b)	U.S.$	2,445	$2,384,145

			5,372,434

Communications-Telecommunications–0.1%
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(b)		3,680	3,699,945
Level 3 Financing, Inc. 2.55%, 3/13/14(b)		588	570,335

			4,270,280

Consumer Cyclical-Automotive–0.1%
Ford Motor Co. 3.01%, 12/15/13(b)		2,183	2,181,622

Consumer Cyclical-Entertainment–0.0%
Las Vegas Sands, LLC 3.00%, 11/23/16(b)		1,611	1,571,820

Consumer Cyclical-Other–0.1%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.30%–3.31%, 1/28/15(b)		1,719	1,597,011
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(b)(d)		1,038	2,646
7.75%, 3/31/11(b)(d)		2,022	419,629
Veyance Technologies, Inc. 2.75%, 7/31/14(b)		2,413	2,230,789
VML US Finance LLC (aka Venetian Macau) 4.79%, 5/27/13(b)		616	616,025

			4,866,100

Consumer Cyclical-Retailers–0.1%
Mattress Holding Corp. 2.56%–4.50%, 1/18/14(b)		481	454,182
Michaels Stores, Inc. 4.81%–4.88%, 7/31/16(b)		250	251,212
Neiman Marcus Group Inc., The 4.31%, 4/06/16(b)		1,052	1,053,100
Targus Holdings, Inc. 8.75%, 11/22/12(b)		2,721	2,714,173

			4,472,667

Consumer Non-Cyclical–0.1%
Fenwal, Inc. 2.56%, 2/28/14(b)		2,144	2,015,003
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.75%-3.79%, 7/11/14(b)		2,199	2,043,272

			4,058,275

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

Energy–0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(b)	U.S.$	496	$520,363
Dalbo, Inc. 7.00%, 8/27/12(b)		1,799	1,642,781

			2,163,144

Services–0.2%
Aveta, Inc. 8.50%, 4/14/15(b)		851	853,362
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.81%, 5/08/14(b)		1,533	1,448,323
Koosharem LLC 10.25%, 6/30/14(b)(f)		1,331	1,147,767
Sabre Inc. 2.25%–2.30%, 9/30/14(b)		4,971	4,678,745
Travelport LLC (fka Travelport Inc.) 4.74%, 8/21/15(b)		2,334	2,308,710
4.81%, 8/21/15(b)		468	463,244
West Corporation 4.55%–4.71%, 7/15/16(b)		1,335	1,338,780

			12,238,931

Technology–0.2%
Avaya, Inc. 3.06%, 10/24/14(b)		162	156,751
4.81%, 10/26/17(b)		325	316,876
First Data Corporation 3.00%, 9/24/14(b)		2,554	2,444,312
IPC Systems, Inc. 2.50%–2.56%, 6/02/14(b)		876	844,895
5.56%, 6/01/15(b)		2,000	1,915,000
Sitel, LLC (ClientLogic) 5.80%, 1/30/14(b)		2,893	2,854,235
SunGard Data Systems Inc. (Solar Capital Corp.) 2.00%–2.01%, 2/28/14(b)		72	70,706

			8,602,775

Transportation-Airlines–0.0%
Delta Air Lines, Inc. 3.51%, 4/30/14(b)		1,471	1,461,969

			57,240,386

Utility–0.1%
Electric–0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(b)		506	498,709
4.81%, 5/01/14(b)		3,800	3,591,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(b)(e)(g)		1,322	594,714
12.00%, 6/09/14(b)(e)(f)(g)		477	0

Principal Amount (000)			U.S. $ Value

Texas Competitive Electric Holdings Company, LLC (TXU) 3.75%–3.80%, 10/10/14(b)	U.S.$	4,357	$3,661,819

			8,346,242

Financial Institutions–0.1%
Finance–0.1%
CIT Group, Inc. 6.25%, 8/11/15(b)		1,167	1,184,694
Delos Aircraft Inc. 7.00%, 3/17/16(b)		567	573,658
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(b)		773	775,976
Peach Holdings, Inc. (Orchard Acquisition Company) 10.25%, 11/21/13(b)		846	750,525

			3,284,853

Total Bank Loans (cost $70,499,917)			68,871,481

GOVERNMENTS-SOVEREIGN AGENCIES–1.2%
United Kingdom–1.2%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		39,977	40,222,579
2.625%, 5/11/12(a)		23,310	23,825,384

Total Governments–Sovereign Agencies (cost $63,277,280)			64,047,963

QUASI-SOVEREIGNS–0.9%
Quasi-Sovereign Bonds–0.9%
Kazakhstan–0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)		7,742	8,342,005

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	13,815,696

Russia–0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		22,651	25,373,650

Total Quasi-Sovereigns (cost $43,386,875)			47,531,351

CMOs–0.8%
Non-Agency Fixed Rate–0.7%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.718%, 2/25/36		7,339	5,243,300

10	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2006-3, Class 22A1
4.036%, 5/25/36	U.S.$	4,552	$2,155,180
Series 2007-1, Class 21A1
5.202%, 1/25/47		22,394	13,433,989
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.103%, 5/25/35		8,634	8,142,318
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.528%, 5/25/36		6,292	3,555,694
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.669%, 12/25/35		1,766	1,744,135

			34,274,616

Non-Agency Floating Rate–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.312%, 12/25/35(b)		3,909	2,590,714
Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.584%, 10/19/34(b)		4,027	3,565,440

			6,156,154

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.748%, 5/28/35		1,605	1,221,095

Total CMOs (cost $60,482,540)			41,651,865

GOVERNMENTS-SOVEREIGN BONDS–0.7%
Hungary–0.2%
Hungary Government International Bond 6.375%, 3/29/21		13,100	13,189,604

Poland–0.3%
Poland Government International Bond 3.875%, 7/16/15		11,230	11,328,263
6.375%, 7/15/19		1,820	2,013,375

			13,341,638

Russia–0.2%
Russian Foreign Bond-Eurobond 7.50%, 3/31/30(a)		9,541	11,148,600

Total Governments–Sovereign Bonds (cost $35,760,362)			37,679,842

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
United States–0.3%
California GO 5.75%, 3/01/17	U.S.$	10	$10,568
7.625%, 3/01/40		12,890	14,101,015

Total Local Governments–Municipal Bonds (cost $13,169,360)			14,111,583

Company		Shares

PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50% (cost $5,250,000)		210,000	5,508,090

COMMON STOCKS–0.0%
Champion Holdco, LLC(e)(g)(h) (cost $81,903)		158,657	81,904

WARRANTS–0.0%
Champion Holdco, LLC, expiring 1/27/15(e)(g)(h)		57,788	0
GBGH, LLC, expiring 6/09/19(e)(g)(h)		2,384	0
New Koosharem Corp., expiring 1/01/49(e)(g)(h)		2,773	3

Total Warrants (cost $3)			3

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.3%
Time Deposit–1.7%
State Street Time Deposit 0.01%, 4/01/11 (cost $88,996,664)	U.S.$	88,997	88,996,664

Commercial Paper–1.5%
Bank of Montreal 0.00%, 4/01/11		39,340	39,340,000
Toyota Motor Credit Corp. 0.00%, 4/01/11		39,340	39,340,000

Total Commercial Paper (cost $78,680,000)			78,680,000

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value

Certificates of Deposit–0.1%
Societe Generale NY 0.18%, 4/01/11 (cost $7,870,000)	U.S.$	7,870	$7,870,000

Total Investments—100.6% (cost $5,135,478,819)			5,269,023,821

Other assets less liabilities—(0.6)%			(31,506,328)

Net Assets—100.0%			$5,237,517,493

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
US T-Note 5 Yr Futures	496	June 2011	$57,932,227	$57,927,375	$(4,852)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
BNP Paribas SA: Euro settling 5/12/11	2,169	$3,019,025	$3,072,308	$(53,283)
HSBC Bank USA: Mexican Peso settling 4/11/11	635,081	52,590,379	53,358,023	(767,644)

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$297,270	11/17/13	1.026%	3 Month LIBOR	$1,331,834

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $446,264,103 or 8.5% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.
(c)	Variable rate coupon, rate shown as of March 31, 2011.
(d)	Security is in default and is non-income producing.
(e)	Illiquid security.
(f)	Pay-In-Kind Payments (PIK).
(g)	Fair valued.
(h)	Non-income producing security.

Currency Abbreviations:

EUR—Euro

MXN—Mexican Peso

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–44.8%
Canada–5.0%
Canadian Government Bond 1.75%, 3/01/13	CAD	35,310	$36,384,414

United States–39.8%
U.S. Treasury Notes 0.75%, 11/30/11–5/31/12	U.S.$	86,510	86,873,512
1.375%, 11/15/12–1/15/13		154,950	156,836,357
1.75%, 8/15/12		46,205	47,006,379
2.875%, 1/31/13		185	192,422

			290,908,670

Total Governments–Treasuries (cost $325,363,615)			327,293,084

ASSET-BACKED SECURITIES–13.7%
Autos-Fixed Rate–8.6%
Ally Auto Receivables Trust Series 2011-1, Class A2 0.81%, 10/15/13		2,485	2,482,707
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		3,755	3,875,195
Series 2009-3A, Class A4 2.67%, 12/15/16(a)		5,680	5,835,799
BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14		2,375	2,389,982
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		2,925	2,948,857
Series 2011-1, Class A3 1.29%, 9/15/15		2,324	2,320,833
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		2,136	2,163,421
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,425	3,532,037
Series 2011-A, Class A3 0.97%, 1/15/15		3,510	3,438,785
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13		1,590	1,590,150
Hyundai Auto Receivables Trust Series 2010-B, Class A3 0.97%, 4/15/15		5,154	5,139,956

Principal Amount (000)			U.S. $ Value

Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)	U.S.$	3,510	$3,511,421
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		31	31,730
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(a)		2,155	2,153,763
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11		932	933,442
Series 2009-B, Class A4 2.65%, 1/15/15		4,785	4,840,161
Series 2010-B, Class A2 0.90%, 5/15/13		2,390	2,390,881
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,843	1,838,097
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13		4,490	4,512,053
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		3,370	3,373,030
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		3,670	3,663,093

			62,965,393

Autos-Floating Rate–1.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.405%, 9/15/14(a)(b)		2,340	2,358,859
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.905%, 12/15/14(a)(b)		3,385	3,440,345
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.324%, 4/20/13(b)		3,000	2,999,088
Series 2009-2A, Class A 1.804%, 10/20/14(a)(b)		2,879	2,917,821
Wheels SPV LLC Series 2009-1, Class A 1.805%, 3/15/18(a)(b)		2,323	2,335,125

			14,051,238

Credit Cards-Floating Rate–1.8%
Chase Issuance Trust Series 2009-A2, Class A2 1.805%, 4/15/14(b)		6,000	6,084,611
Discover Card Master Trust Series 2009-A1, Class A1 1.555%, 12/15/14(b)		1,675	1,695,465
Series 2009-A2, Class A 1.555%, 2/17/15(b)		635	642,868

Schedule of Investments—Short Duration Plus Portfolio	13

Principal Amount (000)			U.S. $ Value

Series 2010-A1, Class A1 0.905%, 9/15/15(b)	U.S.$	3,271	$3,291,522
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.315%, 6/15/15(b)		1,380	1,374,438

			13,088,904

Other ABS-Fixed Rate–0.8%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,817	2,801,314
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		2,090	2,088,388
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13		822	827,787

			5,717,489

Home Equity Loans-Fixed Rate–0.3%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33		1,072	1,019,164
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		747	699,279
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class AF2 4.751%, 8/25/35		206	205,685
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37		1,015	152,990
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(a)(e)(f)		2,876	452,088

			2,529,206

Home Equity Loans-Floating Rate–0.3%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.15%, 5/25/37(b)(e)		420	5,925
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 3.379%, 12/25/32(b)		933	769,131
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.534%, 1/20/36(b)		544	433,753
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.45%, 6/25/37(a)(b)		1,087	483,690

Principal Amount (000)			U.S. $ Value

Novastar Home Equity Loan Series 2007-2, Class M1 0.55%, 9/25/37(b)(e)	U.S.$	1,650	$242,522
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(g)		75	75,043
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.38%, 7/25/37(b)		30	21,384

			2,031,448

Total Asset-Backed Securities (cost $103,935,436)			100,383,678

CORPORATES-INVESTMENT GRADES–13.7%
Industrial–9.5%
Capital Goods–1.0%
Caterpillar, Inc. 7.00%, 12/15/13		1,112	1,270,173
General Dynamics Corp. 5.25%, 2/01/14		2,455	2,714,096
John Deere Capital Corp.
1.60%, 3/03/14		2,100	2,100,361
5.25%, 10/01/12		1,364	1,449,782

			7,534,412

Communications-Telecommunications–1.5%
AT&T, Inc. 4.95%, 1/15/13		1,352	1,440,025
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,480,787
New Cingular Wireless Services, Inc. 8.125%, 5/01/12		2,415	2,599,247
Verizon Communications, Inc. 1.95%, 3/28/14		880	880,734
Verizon Global Funding Corp. 7.375%, 9/01/12		2,519	2,740,498

			11,141,291

Consumer Cyclical-Automotive–0.6%
American Honda Finance Corp. 2.375%, 3/18/13(a)		2,859	2,899,429
Toyota Motor Credit Corp. 1.375%, 8/12/13		1,525	1,519,294

			4,418,723

Consumer Cyclical-Entertainment–0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,909,427

Consumer Cyclical-Restaurants–0.3%
McDonald’s Corp. 4.30%, 3/01/13		1,728	1,825,362

Consumer Cyclical-Retailers–0.4%
Costco Wholesale Corp. 5.30%, 3/15/12		1,282	1,339,218

14	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Wal-Mart Stores, Inc. 4.55%, 5/01/13	U.S.$	1,710	$1,832,794

			3,172,012

Consumer Non-Cyclical–2.2%
Abbott Laboratories 5.15%, 11/30/12		1,272	1,362,615
Avon Products, Inc. 5.625%, 3/01/14		1,045	1,143,041
Baxter International, Inc. 1.80%, 3/15/13		946	958,023
Bottling Group LLC 5.00%, 11/15/13		1,703	1,856,224
Campbell Soup Co. 4.50%, 2/15/19		250	261,679
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,416,111
Merck & Co., Inc. 5.30%, 12/01/13		1,316	1,449,852
PepsiCo, Inc. 4.65%, 2/15/13		1,312	1,398,917
Pfizer, Inc. 4.45%, 3/15/12		2,865	2,971,074
Procter & Gamble Co. (The) 1.375%, 8/01/12		1,507	1,519,390
Procter & Gamble International Funding SCA 1.35%, 8/26/11		250	251,433
Sanofi-Aventis SA 1.625%, 3/28/14		1,835	1,832,022

			16,420,381

Energy–1.0%
Apache Corp. 5.25%, 4/15/13		1,405	1,515,500
BP Capital Markets PLC 5.25%, 11/07/13		1,610	1,741,155
Chevron Corp. 3.95%, 3/03/14		1,782	1,905,655
ConocoPhillips 4.75%, 2/01/14		1,767	1,917,867

			7,080,177

Technology–2.0%
Cisco Systems, Inc.
1.625%, 3/14/14		3,625	3,619,033
2.90%, 11/17/14		250	259,528
Hewlett-Packard Co. 2.95%, 8/15/12		900	924,882
International Business Machines Corp. 2.10%, 5/06/13		3,066	3,128,411
Microsoft Corp.
0.875%, 9/27/13		3,225	3,202,012
2.95%, 6/01/14		1,661	1,728,754
Oracle Corp. 4.95%, 4/15/13		1,344	1,447,846

			14,310,466

Principal Amount (000)			U.S. $ Value

Transportation-Services–0.2%
United Parcel Service, Inc. 3.875%, 4/01/14	U.S.$	1,432	$1,526,208

			69,338,459

Financial Institutions–4.1%
Banking–2.6%
Bank of America Corp. 3.70%, 9/01/15		1,805	1,807,893
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14		867	929,706
Citigroup, Inc. 4.587%, 12/15/15		1,735	1,794,075
Goldman Sachs Group, Inc. (The) 3.70%, 8/01/15		1,790	1,803,208
JPMorgan Chase & Co. 3.45%, 3/01/16		1,755	1,748,733
National Australia Bank Ltd. 1.70%, 12/10/13(a)		1,825	1,808,168
Royal Bank of Canada 5.65%, 7/20/11		2,170	2,203,900
State Street Corp. 4.30%, 5/30/14		1,415	1,515,755
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,653,524
US Bancorp 2.45%, 7/27/15		1,830	1,809,257
Wells Fargo & Co. 3.625%, 4/15/15		1,735	1,788,357

			18,862,576

Finance–0.5%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,284,873
Insurance–0.9%
Berkshire Hathaway Finance Corp 1.50%, 1/10/14		3,220	3,211,490
Metropolitan Life Global Funding I 2.875%, 9/17/12(a)		3,500	3,569,083

			6,780,573

Other Finance–0.1%
ORIX Corp. 5.48%, 11/22/11		920	943,017

			29,871,039

Utility–0.1%
Electric–0.1%
Southern Co. 4.15%, 5/15/14		953	1,008,244

Total Corporates–Investment Grades (cost $98,810,238)			100,217,742

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THRU’S–13.4%
Agency Fixed Rate 30-Year–10.0%
Federal National Mortgage Association 6.00%, 6/01/38–4/01/40	U.S.$	11,732	$12,761,218
Series 2008 6.00%, 5/01/38		37,943	41,275,353
Series 2010 6.00%, 4/01/40		17,095	18,591,200
Government National Mortgage Association Series 2002 7.50%, 3/15/32		266	305,633

			72,933,404

Agency ARMs–3.2%
Federal Home Loan Mortgage Corp. Series 2005 2.694%, 5/01/35(g)		1,598	1,679,529
Series 2007 5.866%, 11/01/36(b)		1,256	1,324,031
6.088%, 1/01/37(b)		991	1,050,575
Federal National Mortgage Association 2.522%, 1/01/36(g)		1,649	1,740,061
Series 2003 2.685%, 12/01/33(g)		342	359,884
Series 2005 2.442%, 2/01/35(b)		2,187	2,291,215
3.097%, 10/01/35(g)		2,715	2,867,561
Series 2006 2.699%, 1/01/36(g)		3,862	4,074,731
5.485%, 5/01/36(b)		1,781	1,861,645
5.66%, 7/01/36(g)		1,535	1,609,725
Series 2007 2.876%, 11/01/35(b)		2,049	2,156,567
5.471%, 2/01/37(b)		1,717	1,821,908
6.268%, 1/01/37(b)		14	14,219
Series 2009 3.307%, 7/01/38(g)		994	1,050,497

			23,902,148

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association 6.00%, 12/01/21		96	104,774
Series 2000 7.50%, 3/01/15		80	85,952
Series 2001 6.00%, 11/01/16–12/01/16		565	616,556
Series 2002 6.00%, 2/01/17		363	396,077
8.00%, 8/01/16		202	219,785

			1,423,144

Total Mortgage Pass-Thru’s (cost $97,326,294)			98,258,696

Principal Amount (000)			U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.9%
Non-Agency Fixed Rate CMBS–2.4%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	U.S.$	13	$13,054
DBUBS Mortgage Trust Series 2011-LC1A, Class A1 3.742%, 11/10/46(a)		3,492	3,520,233
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38		460	467,733
Series 2007-LDPX, Class A2S 5.305%, 1/15/49		13	13,353
Series 2011-C3, Class A1 1.875%, 2/15/46(a)		3,570	3,551,745
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		1,645	1,665,913
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		3,056	2,979,508
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(a)		3,866	3,897,635
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,675	1,692,058

			17,801,232

Agency CMBS–1.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		6,583	6,433,217
Series K009, Class A1 2.757%, 5/25/20		1,878	1,845,701
Series K010, Class A1 3.32%, 7/25/20		2,234	2,244,333

			10,523,251

Non-Agency Floating Rate CMBS–1.0%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.555%, 6/15/22(a)(b)		1,165	1,033,053
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.725%, 10/15/21(a)(b)		2,000	1,952,066
Series 2007-TFLA, Class A2 0.375%, 2/15/22(a)(b)		3,000	2,806,519
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.654%, 9/15/21(a)(b)		1,300	756,509

16	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2007-WHL8, Class E 0.655%, 6/15/20(a)(b)	U.S.$	1,000	$709,305

			7,257,452

Total Commercial Mortgage-Backed Securities (cost $37,098,271)			35,581,935

AGENCIES–2.9%
Agency Debentures–2.9%
Bank of America Corp.-FDIC Insured 2.10%, 4/30/12		4,052	4,126,257
Citibank NA-FDIC Insured 1.875%, 5/07/12		9,250	9,392,996
Goldman Sachs Group, Inc. (The)-FDIC Insured 3.25%, 6/15/12		4,217	4,356,549
Wells Fargo & Co.-FDIC Insured 3.00%, 12/09/11		3,692	3,761,070

Total Agencies (cost $21,227,493)			21,636,872

CMOs–1.9%
Non-Agency Floating Rate–1.1%
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.162%, 11/25/46(b)		863	441,937
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.89%, 10/25/28(b)		1,127	1,040,500
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.77%, 2/25/42(a)(b)		1,217	1,164,714
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.819%, 12/08/20(b)		5,196	5,222,633
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.454%, 7/20/36(b)		18	14,164
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.48%, 5/25/35(b)(e)		94	76,812
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.252%, 5/25/46(b)		532	327,217

			8,287,977

Non-Agency Fixed Rate – 0.6%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34		1,690	528,766

Principal Amount (000)			U.S. $ Value

Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)	U.S.$	3,205	$3,205,178
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		484	469,217
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(a)(e)(f)		2,543	343,788

			4,546,949

Agency Fixed Rate–0.1%
Fannie Mae REMIC Series 2006-50, Class PA 5.00%, 4/25/27		169	168,355
Government National Mortgage Association Series 2006-51, Class IO 0.869%, 8/16/46(f)		10,393	321,184

			489,539

Agency Floating Rate–0.1%
Freddie Mac Reference REMIC Series R008, Class FK 0.655%, 7/15/23(b)		271	271,505

Total CMOs (cost $15,945,804)			13,595,970

GOVERNMENTS-SOVEREIGN AGENCIES–0.5%
Netherlands–0.5%
Achmea Hypotheekbank NV 0.661%, 11/03/14(a)(b) (cost $3,413,875)		3,415	3,396,887

SHORT-TERM INVESTMENTS–3.6%
Certificates of Deposit–0.8%
Royal Bank of Canada NY (cost $5,814,904)		5,817	5,991,440

Agency Discount Note–2.8%
Federal Farm Credit Bank (cost $20,300,000)		20,300	20,300,000

Total Investments—99.4% (cost $729,235,930)			726,656,304

Other assets less liabilities—0.6%			4,502,465

Net Assets—100.0%			$731,158,769

Schedule of Investments—Short Duration Plus Portfolio	17

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	697	June 2011	$152,021,576	$152,033,125	$11,549
Sold Contracts
U.S. T-Note 10 Yr Futures	153	June 2011	18,156,743	18,211,781	(55,038)
U.S. T-Note 5 Yr Futures	192	June 2011	$22,409,809	$22,423,500	(13,691)

					$(57,180)

FORWARD CURRENCY EXCHANGE CONTRACTS UPDATE VDT

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
State Street Bank and Trust Co.:
Canadian Dollar settling 5/26/11	35,311	$35,880,521	$36,378,810	$(498,289)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $67,499,820 or 9.2% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.
(c)	Fair valued.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(e)	Illiquid security.
(f)	IO—Interest Only
(g)	Variable rate coupon, rate shown as of March 31, 2011.

Currency Abbreviations:

CAD—Canadian Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FHLMC—Federal Home Loan Mortgage Corporation

REMIC—Real Estate Mortgage Investment Conduit

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–60.4%
United States–60.4%
U.S. Treasury Notes 0.375%, 10/31/12	$9,470	$9,438,559
0.625%, 2/28/13	7,465	7,446,629
0.75%, 11/30/11	9,775	9,808,988
1.375%, 11/15/12–1/15/13	50,997	51,614,196
1.75%, 8/15/12	7,577	7,708,415
2.875%, 1/31/13	8,795	9,147,829

Total Governments–Treasuries (cost $94,837,454)		95,164,616

MORTGAGE PASS-THRU’S–23.1%
Agency Fixed Rate 30-Year–18.2%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 8/01/37	25	27,147
Federal National Mortgage Association 6.00%, 9/01/37–2/01/40	6,115	6,652,654
Series 2008 6.00%, 5/01/38	14,470	15,741,040
Series 2010 6.00%, 4/01/40	5,681	6,178,107

		28,598,948

Agency ARMs–4.7%
Federal Home Loan Mortgage Corp. Series 2005 2.694%, 5/01/35(a)	434	456,521
Federal National Mortgage Association 2.522%, 1/01/36(a)	463	488,873
Series 2003 2.685%, 12/01/33(a)	935	983,255
Series 2005 2.442%, 2/01/35(b)	634	664,534
Series 2006 2.699%, 1/01/36(a)	1,306	1,377,811
5.66%, 7/01/36(a)	615	645,180
Series 2007 2.876%, 11/01/35(b)	615	647,311
5.471%, 2/01/37(b)	645	684,927
Series 2009 3.307%, 7/01/38(a)	1,341	1,418,171

		7,366,583

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	$29	$30,697
Series 2001 6.00%, 11/01/16	242	263,996
Series 2002 8.00%, 8/01/16	76	83,232

		377,925

Total Mortgage Pass-Thru’s (cost $36,064,621)		36,343,456

AGENCIES–10.2%
Agency Debentures–10.2%
Federal Home Loan Mortgage Corp. 2.50%, 4/23/14	4,000	4,126,284
Series 1 0.75%, 3/28/13	4,140	4,132,892
Federal National Mortgage Association 2.375%, 4/11/16	4,120	4,106,981
Morgan Stanley-FDIC Insured 2.25%, 3/13/12	1,645	1,673,463
Wells Fargo & Co.-FDIC Insured 3.00%, 12/09/11	1,926	1,962,032

Total Agencies (cost $16,048,001)		16,001,652

CMOs–3.6%
Non-Agency Floating Rate–3.4%
NCUA Guaranteed Notes Series 2010-R1, Class 1A 0.709%, 10/07/20(b)	4,235	4,240,904
Series 2010-R3, Class 1A 0.819%, 12/08/20(b)	1,146	1,151,908

		5,392,812

Agency Floating Rate–0.1%
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.455%, 3/25/36(b)	191	188,651

Agency Fixed Rate–0.1%
Fannie Mae REMICs Series 2006-50, Class PA 5.00%, 4/25/27	47	46,919

Total CMOs (cost $5,619,850)		5,628,382

Schedule of Investments—U.S. Government Short Duration Portfolio	19

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITY–1.0%
Agency CMBS–1.0%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19 (cost $1,584,148)	$1,576	$1,540,220

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.1%
Agency Discount Note–1.1%
Federal Farm Credit Bank 0.01%, 4/01/11 (cost $1,795,000)	$1,795	$1,795,000

Total Investments—99.4% (cost $155,949,074)		156,473,326

Other assets less liabilities—0.6%		916,465

Net Assets—100.0%		$157,389,791

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 10 Yr Futures	20	June 2011	$2,373,430	$2,380,625	$(7,195)

(a)	Variable rate coupon, rate shown as of March 31, 2011.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.

Glossary:

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FHLMC—Federal Home Loan Mortgage Corporation

REMICs—Real Estate Mortgage Investment Conduits

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.—2011 Semi- Annual Report

SCB–TAX–1944–0311

Sanford C. Bernstein Fund, Inc.

March 31, 2011

Schedule of Investments To the Semi-Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.7%
Long-Term Municipal Bonds–99.7%
Alabama–0.2%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/12	$1,150	$1,198,806

Arizona–3.9%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.25%, 2/01/42(a)	955	838,118
Maricopa Cnty AZ SD #3 GO Series 2010B 3.00%, 7/01/12	1,055	1,082,230
Pima Cnty AZ GO Series 2009 4.00%, 7/01/11	6,520	6,569,943
Salt River Proj Agric Impt & Pwr Dist AZ Series 2002C 5.00%, 1/01/12	11,515	11,909,734

		20,400,025

California–7.7%
California Dept Wtr Res Cen Vy Series 2009AG 5.00%, 12/01/26	2,855	3,006,458
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	8,730	9,442,455
California Econ Recovery Series B 5.00%, 7/01/23 (Pre-refunded/ETM)	1,000	1,011,450
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	7,485	7,962,842
East Bay Mud CA Wstwtr Sys Series 2010A 5.00%, 6/01/28	4,575	4,751,778
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	5,880	6,162,475
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	7,750	7,768,213

		40,105,671

Principal Amount (000)		U.S. $ Value

Colorado–0.5%
Regional Trnsp Dist CO COP 5.00%, 12/01/12	$2,490	$2,628,145
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(b)(c)	100	45,000

		2,673,145

Connecticut–3.8%
Connecticut GO
Series 2009 A 5.00%, 1/01/12	19,175	19,830,785

Delaware–1.8%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	468	326,009
Delaware Trnsp Auth NPFGC Series 2003 5.00%, 7/01/12	8,700	9,185,112

		9,511,121

District of Columbia–2.1%
District of Columbia GO AGM Series 2007 C 5.00%, 6/01/11 (Pre-refunded/ETM)	1,000	1,007,350
XLCA Series 2002 C 5.25%, 6/01/11	4,670	4,705,025
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/11–10/01/12	3,875	4,046,367
NPFGC Series 2004D 5.25%, 10/01/12	1,000	1,064,340

		10,823,082

Florida–10.5%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	11,790	12,335,759
Dupree Lakes CDD FL 6.83%, 11/01/15	75	70,504
Florida Brd of Ed GO (Florida GO) Series 2005 C 5.00%, 6/01/12	5,000	5,258,300
Series B 5.00%, 1/01/12	4,000	4,136,520
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/12	6,315	6,641,233
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	5,845	5,906,372
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,969

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	$150	$60,000
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series A 5.00%, 10/01/12	1,500	1,571,565
Lee Cnty FL Sch Brd COP Series 2009 A 5.00%, 8/01/11	3,850	3,898,356
Live Oak CDD FL
Series 2010 7.36%, 11/01/20	245	244,647
Miami-Dade Cnty FL Hlth Fac Auth AMBAC Series 2001 A 5.625%, 8/15/18 (Pre-refunded/ETM)	5,435	5,594,246
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	30	27,749
Series 2010A-2 6.125%, 5/01/35(b)(d)	60	41,174
Series 2010B 5.125%, 5/01/17(b)(d)	135	109,524
Series 4B 5.125%, 5/01/09(b)(c)	55	0
Parker Rd CDD FL Series B 5.35%, 5/01/15	520	296,400
Parkway Center CDD FL Series B 5.625%, 5/01/14	175	143,684
Paseo CDD FL Series B 4.875%, 5/01/10(b)(c)	945	283,500
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(e)	1,540	1,487,655
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-ad Valorem) 5.00%, 9/01/13(f)	6,400	6,798,912

		54,956,069

Georgia–1.3%
Atlanta GA GO AGC Series 2009A 4.00%, 7/01/11	1,595	1,605,208
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39	3,300	3,300,000
Whitfield Cnty GA SD GO Series 2009 5.00%, 4/01/11	1,905	1,905,000

		6,810,208

Principal Amount (000)		U.S. $ Value

Illinois–4.0%
Cortland IL SSA #10 5.125%, 3/01/14	$196	$182,490
Illinois Ed Fac Auth (Univ of Chicago) 1.125%, 7/01/36	5,965	5,953,487
Illinois GO Series 2007 B 5.00%, 1/01/12	3,290	3,364,387
Series 2009 A 4.00%, 9/01/11	2,405	2,425,755
Series 2010
5.00%, 1/01/12	4,500	4,601,745
Illinois Sales Tax Series Q 6.00%, 6/15/12	4,160	4,277,603
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	141	131,772

		20,937,239

Iowa–2.3%
Tobacco Settlement Auth IA 5.60%, 6/01/35 (Pre-refunded/ETM)	11,685	11,898,602

Kansas–0.6%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	6,225	3,335,293

Louisiana–0.6%
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	515	309,000
Louisiana Offshore Term Auth (Loop, Inc.) 1.60%, 10/01/37	2,215	2,200,138
Whispering Springs CDD LA 5.20%, 10/01/21(b)	670	445,054

		2,954,192

Maryland–0.3%
Prince Georges Cnty MD GO Series 2004D 5.00%, 12/01/12	1,715	1,842,064

Massachusetts–2.1%
Boston MA GO 4.00%, 4/01/13(f)	1,015	1,077,382
Massachusetts GO Series 2002D 5.375%, 8/01/19 (Pre-refunded/ETM)	9,520	10,113,762

		11,191,144

2	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Michigan–4.0%
Detroit MI Swr Disp AGM 0.803%, 7/01/32(a)	$1,540	$1,067,605
Michigan Bldg Auth (Michigan Lease Fac Prog) AMBAC Series 2005 I 5.00%, 10/15/29	4,785	4,870,125
Michigan GO 5.25%, 12/01/11	9,740	10,030,544
Michigan Trunk Line Spl Tax AGM Series 05B
5.00%, 9/01/11	5,190	5,285,963

		21,254,237

Minnesota–3.3%
Minnesota GO Series 2010D 3.00%, 8/01/12	2,775	2,870,043
5.00%, 8/01/24	8,120	8,952,219
Minnesota Pub Fac Auth (Minnesota SRF) Series 2010C 4.00%, 3/01/12	5,520	5,697,413

		17,519,675

Mississippi–0.5%
Mississippi Business Fin Corp. (Mississippi Power Co.) 2.25%, 12/01/40	2,520	2,521,260

Missouri–0.8%
St. Louis MO Arpt NPFGC Series 2001A 5.125%, 7/01/22 (Pre-refunded/ETM)	4,045	4,092,327

Nevada–0.2%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	85	51,887
Nevada GO Series 2009 B 5.00%, 5/01/11	1,000	1,003,260

		1,055,147

New Jersey–2.6%
New Jersey COP (New Jersey COP Equip Purchase) Series 2004 A 5.00%, 6/15/11	4,600	4,638,042
Series 2008 5.00%, 6/15/11	2,200	2,219,734
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	1,400	1,399,230
Tobacco Settlement Mgmt Auth SC 5.00%, 6/01/13 (Pre-refunded/ETM)	4,980	5,242,048

		13,499,054

Principal Amount (000)		U.S. $ Value

New Mexico–4.7%
New Mexico Severance Tax Series 2010D 4.00%, 7/01/13	$22,850	$24,432,134

New York–8.9%
Metropolitan Trnsp Auth NY (New York St Lease Mta Svc Cont) NPFGC-RE Series B 5.50%, 7/01/12	7,000	7,406,490
New York NY GO
Series 2008J 5.00%, 8/01/11	1,670	1,695,033
Series 2011B 3.00%, 8/01/12	1,755	1,809,668
Series C 5.00%, 8/01/11	3,495	3,547,285
New York NY Mun Wtr Fin Auth Series 2010BB 5.00%, 6/15/30	1,355	1,381,924
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	6,905	7,278,768
New York St Loc Gov Asst Corp. 5.00%, 4/01/13	4,675	5,053,909
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/28	9,555	9,926,498
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	8,250	8,308,658

		46,408,233

North Carolina–1.9%
Mecklenburg Cnty NC Pub Fac Corp. COP (Mecklenburg Cnty NC Lease) Series 2009 5.00%, 3/01/12	4,365	4,535,322
North Carolina GO Series 2005B 5.00%, 4/01/13	1,555	1,688,450
Raleigh-Durham Arpt Auth NC (Raleigh Durham Intl Arpt) 5.00%, 5/01/13	1,745	1,844,518
Series 2005B 5.00%, 5/01/13	2,000	2,114,060

		10,182,350

Ohio–2.3%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	1,815	1,869,523

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Cleveland OH COP Series 2010A 5.00%, 11/15/12	$1,285	$1,356,947
Ohio HFA SFMR 3.30%, 9/01/30	155	155,139
Ohio Turnpike Comm (Ohio Turnpike) AGM Series 2001B 5.50%, 2/15/12	2,400	2,503,392
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 6/01/12	5,900	6,037,588

		11,922,589

Oregon–0.3%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2009C 5.00%, 4/01/11	1,470	1,470,000
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) 3.20%, 7/01/33	370	370,037

		1,840,037

Pennsylvania–10.2%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	4,590	4,630,025
Pennsylvania GO Series 2002 5.50%, 2/01/12	1,165	1,214,512
Series 2010A 5.00%, 5/01/13	2,660	2,889,718
Pennsylvania Hgr Ed Fac Auth (Bryn Mawr College) 5.25%, 12/01/12	8,570	9,178,213
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/12	1,000	1,051,910
Pennsylvania Turnpike Comm 4.00%, 6/01/13	8,435	8,767,255
Philadelphia PA Arpt (Philadelphia Intl Airport)
4.00%, 6/15/12–6/15/13	5,000	5,160,920
5.00%, 6/15/13	2,505	2,642,224
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(b)	280	258,000
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12	5,480	5,765,343
Pittsburgh & Allegheny PA Sprts-Exhb Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 4.00%, 2/01/12–2/01/13	4,830	5,007,750

Principal Amount (000)		U.S. $ Value

Pittsburgh PA GO NPFGC Series A 5.00%, 9/01/11	$6,685	$6,791,492

		53,357,362

Puerto Rico–2.9%
Puerto Rico GO Series A 5.00%, 7/01/30	3,385	3,450,804
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) FGIC Series A 5.25%, 8/01/31	1,500	1,520,040
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Pre-refunded/ETM)	10,145	10,299,407

		15,270,251

Tennessee–0.2%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 4.00%, 7/01/12	1,000	1,026,940

Texas–9.7%
Dallas TX GO Series 2005 5.00%, 2/15/13	4,290	4,627,151
Garland TX ISD GO Series 2005 5.00%, 2/15/13	1,660	1,791,738
Mansfield TX ISD GO 5.00%, 2/15/25-2/15/27	8,320	8,921,249
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,900	1,995,912
Texas PFA (Texas Workforce Commission) Series 2010A 5.00%, 7/01/13	22,200	24,114,306
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/11	2,850	2,850,000
Series 2007 5.00%, 4/01/13	4,450	4,820,818
Titus Cnty TX Fresh Wtr (Southwestern Electric Power Co.) 4.50%, 7/01/11	1,470	1,478,056

		50,599,230

Utah–0.9%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	4,545	4,592,859

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	238	264,473

4	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Washington–2.2%
Washington St COP NPFGC Series 2004 D 4.00%, 7/01/11	$1,215	$1,224,368
Washington St GO 5.00%, 1/01/26	2,485	2,615,984
Series 2009 B 5.00%, 1/01/12	4,820	4,986,676
Series 2010 R
5.00%, 1/01/12	2,645	2,736,464

		11,563,492

Wisconsin–2.3%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	2,210	2,347,727
6.375%, 6/01/32 (Pre-refunded/ETM)	9,130	9,738,332

		12,086,059

Total Investments—99.7% (cost $525,304,211)		521,955,155

Other assets less liabilities—0.3%		1,341,189

Net Assets—100.0%		$523,296,344

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of this security amounted to $1,487,655 or 0.3% of net assets.
(f)	When-Issued or delayed delivery security.

As of March 31, 2011, the Fund held 16.1% of net assets in insured bonds (of this amount 12.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PFA—Public Finance Authority

SD—School District

SFMR—Single Family Mortgage Revenue

SRF—State Revolving Fund

SSA—Special Services Area

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.4%
Long-Term Municipal Bonds–97.0%
California–70.7%
Bay Area Toll Auth CA Series F 5.00%, 4/01/12	$1,060	$1,107,531
California Dept Wtr Res Cen Vy Series 2008AE 5.00%, 12/01/29	2,685	2,744,768
Series 2009AG 5.00%, 12/01/26	2,465	2,595,768
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	5,235	5,662,228
Series 2010L 5.00%, 5/01/12	2,700	2,831,544
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	5,000	5,433,150
Series A 5.25%, 7/01/12	2,920	3,076,833
California Ed Fac Auth (Stanford Univ) 5.00%, 11/01/11	1,875	1,924,575
California GO 5.00%, 2/01/27 (Pre-refunded/ETM)	2,690	2,795,098
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	1,500	1,508,610
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	1,210	1,326,051
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,355	3,569,183
Golden St Tobacco Sec CA 5.50%, 6/01/33 (Pre-refunded/ETM)	1,855	2,033,377
6.25%, 6/01/33 (Pre-refunded/ETM)	1,230	1,328,019
Industry CA GO Series 2009 B 4.00%, 7/01/11	1,720	1,734,723
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) Series 2009A 5.25%, 4/01/11	1,405	1,405,000
Long Beach CA Harbor Series 1998A 6.00%, 5/15/12	2,345	2,477,446

Principal Amount (000)		U.S. $ Value

Long Beach CA USD GO Series 2008A 5.00%, 8/01/11	$1,625	$1,649,245
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	1,935	2,081,518
Los Angeles CA USD COP 5.00%, 12/01/13	1,715	1,829,459
Los Angeles CA USD GO 5.00%, 7/01/12	1,935	2,034,478
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA Mta Sales Tax)
3.00%, 7/01/11	3,135	3,152,776
5.00%, 7/01/11–7/01/12	4,965	5,106,082
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/11	3,410	3,438,678
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) 5.00%, 7/01/11	1,800	1,816,308
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	2,200	2,205,170
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
Series SECOND-34E 4.00%, 5/01/13	1,250	1,299,450
NPFGC 5.50%, 5/01/11	685	687,233
San Francisco City/Cnty CA GO Series 2009A 5.00%, 6/15/11	2,540	2,563,063
San Joaquin Cnty CA Trnsp Auth 5.00%, 4/01/11	3,690	3,690,000
Santa Marg/Dana Pt ID #3,3A,4,4A CA NPFGC Series 1994 7.25%, 8/01/11	1,100	1,117,534
South Placer CA Wstwtr Auth Series 2011C 3.00%, 11/01/12(b)	1,500	1,552,455
Southern CA Pub Pwr Auth 4.00%, 7/01/12–7/01/13	2,585	2,706,433
Tobacco Sec Auth S California Series 2002A 5.50%, 6/01/36 (Pre-refunded/ETM)	4,900	5,188,953
Vernon CA Elec Sys 5.00%, 8/01/11	1,600	1,622,032

		87,294,771

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	134	93,344

6	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Florida–8.2%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	$2,100	$2,197,209
Durbin Crossing CDD FL Series 1
5.25%, 11/01/15	140	93,773
Florida Brd of Ed Lottery 4.00%, 7/01/12	5,535	5,752,858
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	1,400	1,414,700
Hammock Bay CDD FL Series B 5.375%, 5/01/11	45	44,972
Lake Ashton II CDD FL Series B 5.00%, 11/01/11(c)(d)	190	62,700
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	99,856
Paseo CDD FL 5.00%, 2/01/11(c)(d)	280	84,000
Series B 4.875%, 5/01/10(c)(d)	75	22,500
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(e)	340	328,443

		10,101,011

Georgia–2.8%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	2,450	2,449,535
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39	1,000	1,000,000

		3,449,535

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	120	111,728

Louisiana–0.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)	200	8,000
Isabella Lakes CDD LA 6.00%, 8/01/22(c)(d)	200	120,000
Orange Grove CDD LA 5.30%, 11/01/21(d)	135	94,985

		222,985

New Jersey–3.2%
Tobacco Settlement Fin Corp. NJ 5.75%, 6/01/32 (Pre-refunded/ETM)	3,725	3,896,834

Principal Amount (000)		U.S. $ Value

New York–2.2%
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/28	$2,600	$2,701,088

Pennsylvania–0.6%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28	800	804,952

Puerto Rico–8.8%
Puerto Rico GO FGIC 5.50%, 7/01/11	810	818,497
Puerto Rico Hwy & Trnsp Auth Series 2002D 5.25%, 7/01/38 (Pre-refunded/ETM)	1,950	2,062,242
Series D 5.75%, 7/01/41 (Pre-refunded/ETM)	4,355	4,632,501
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) AMBAC 5.00%, 7/01/36	1,000	1,019,440
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Pre-refunded/ETM)	2,345	2,380,691

		10,913,371

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	100	111,123

Total Long-Term Municipal Bonds (cost $120,629,694)		119,700,742

Short-Term Municipal Notes–3.4%
California–3.4%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.18%, 10/01/47(f)	800	800,000
California Statewide CDA (John Muir Health) Series 2008C 0.20%, 8/15/27(f)	3,400	3,400,000

Total Short-Term Municipal Notes (cost $4,200,000)		4,200,000

Total Investments—100.4% (cost $124,829,694)		123,900,742

Other assets less liabilities—(0.4)%		(510,023)

Net Assets—100.0%		$123,390,719

Schedule of Investments—Short Duration California Municipal Portfolio	7

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.
(b)	When-Issued or delayed delivery security.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of this security amounted to $328,443 or 0.3% of net assets.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2011, the Fund held 10.8% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

ID—Improvement District

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–101.0%
Long-Term Municipal Bonds–93.1%
New York–73.6%
Albany Cnty NY Arpt Auth AGM Series 2010A 4.00%, 12/15/12	$2,970	$3,096,760
Buffalo NY GO Series 2011B 3.00%, 12/01/12	3,190	3,272,143
Erie Cnty NY IDA (Buffalo NY SD) Series A 5.00%, 5/01/12	3,300	3,445,497
AGM Series A 5.00%, 5/01/11	3,585	3,596,257
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/14	6,790	7,457,864
NPFGC 5.00%, 5/01/11	1,770	1,775,717
NPFGC Series 2006D 2.261%, 9/01/15(a)	2,050	2,010,066
Metropolitan Trnsp Auth NY Series A 5.25%, 7/01/28 (Pre-refunded/ETM)	2,975	3,010,492
FGIC Series A 5.25%, 11/15/22 (Pre-refunded/ETM)	1,830	1,885,833
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/11	1,060	1,089,860
Nassau Cnty NY GO 4.00%, 5/01/11	2,625	2,630,696
Series 2009 F 5.00%, 10/01/11	1,000	1,019,460
New York NY GO 3.90%, 8/01/13(a)	2,540	2,526,284
5.00%, 8/01/13	2,500	2,728,350
Series 2008J 5.00%, 8/01/11	2,650	2,689,724
Series C 5.00%, 8/01/11	9,190	9,327,482
New York NY Mun Wtr Fin Auth Series 2010BB 5.00%, 6/15/30	4,950	5,048,356
New York NY Trnsl Fin Auth 5.00%, 11/01/11–2/01/14	4,495	4,880,078
Series 2010D 5.00%, 11/01/24	3,305	3,541,307

8	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York NY Trnsp Auth MTA/TBTA COP AMBAC Series A 5.625%, 1/01/13	$1,260	$1,263,944
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/12	1,055	1,103,330
New York St Dormitory Auth (MT Sinai School of Medicine) 5.00%, 7/01/12	1,740	1,818,178
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	5,955	6,319,148
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	8,180	8,622,783
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.683%, 4/01/34(a)(b)(c)	2,325	1,738,326
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.75%, 6/15/11	90	90,949
NPFGC 6.00%, 6/15/11	4,730	4,777,442
New York St Envrn Fac Corp. (New York St SRF) 3.00%, 8/15/12-2/15/13	2,645	2,746,962
New York St Loc Gov Asst Corp. 4.00%, 4/01/12	4,040	4,183,380
5.00%, 4/01/13	7,940	8,592,150
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/28-3/15/29	4,950	5,121,456
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC 5.00%, 4/01/11	1,100	1,100,000
5.50%, 4/01/12	4,785	5,023,628
New York St Thruway Auth (New York St Thruway Gen Toll Road) 4.00%, 7/15/11	6,555	6,621,927
Port Authority of NY & NJ 4.00%, 9/15/13(d)	3,840	4,062,874
5.00%, 7/15/31	4,230	4,286,132
Suffolk Cnty NY GO Series C 3.50%, 10/15/11	6,850	6,964,395
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	2,300	2,316,353

Principal Amount (000)		U.S. $ Value

Series A-1 5.50%, 6/01/15	$685	$687,185
Series B-1C 5.50%, 6/01/14	2,520	2,528,341
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/12	1,715	1,772,607

		146,773,716

California–4.2%
California Statewide CDA (California General Fund Obl)
Series 2009 5.00%, 6/15/13	3,600	3,829,824
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	4,275	4,480,371

		8,310,195

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	235	163,701

Florida–3.9%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	3,000	3,138,870
Dupree Lakes CDD FL 6.83%, 11/01/15	60	56,403
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	190	127,264
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	2,860	2,890,030
Florida Rural Util Fin Comm Series B 4.00%, 11/01/11	890	890,436
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,968
New River CDD FL 1.00%, 5/01/18–5/01/38(c)	165	64,172
Series 2010A1 1.00%, 5/01/38(c)	35	21,074
Series 2010B1 1.00%, 5/01/15(c)	35	28,666
Series B 5.00%, 5/01/13(c)(e)	65	1
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	20	18,499
Series 2010A-2 6.125%, 5/01/35(c)(f)	50	34,312
Series 2010B 5.125%, 5/01/17(c)(f)	115	93,298

Schedule of Investments—Short Duration New York Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Series 4B 5.125%, 5/01/09(c)(e)	$45	$0
Parkway Center CDD FL Series B 5.625%, 5/01/14	225	184,736
Paseo CDD FL Series B 4.875%, 5/01/10(c)(e)	480	144,000

		7,741,729

Georgia–2.2%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39	4,365	4,365,000

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	165	153,626
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	93,455

		247,081

Louisiana–0.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(e)	270	10,800
Isabella Lakes CDD LA
6.00%, 8/01/22(c)(e)	255	153,000
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(c)	115	108,445
Whispering Springs CDD LA 5.20%, 10/01/21(c)	120	79,711

		351,956

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls)
4.75%, 3/01/13(c)	40	24,418

New Jersey–0.8%
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	510	509,719
Tobacco Settlement Fin Corp. NJ 5.75%, 6/01/32 (Pre-refunded/ETM)	1,145	1,197,819

		1,707,538

Pennsylvania–0.5%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28	1,000	1,006,190

Principal Amount (000)		U.S. $ Value

Puerto Rico–4.9%
Puerto Rico GO FGIC 5.50%, 7/01/11–7/01/12	$5,425	$5,556,210
Puerto Rico Pub Fin Corp. Series 2002 E 5.50%, 8/01/29 (Pre-refunded/ETM)	1,265	1,319,079
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Pre-refunded/ETM)	2,905	2,949,214

		9,824,503

Utah–2.5%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	5,000	5,052,650

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	129	143,349

Total Long-Term Municipal Bonds (cost $187,839,975)		185,712,026

Short-Term Municipal Notes–7.9%
New York–7.9%
Long Island Pwr Auth NY Series 19983B 0.25%, 5/01/33(g)	12,500	12,500,000
New York NY GO 0.18%, 8/01/17(g)	900	900,000
New York NY Trnsl Fin Auth 0.18%, 11/01/22(g)	2,275	2,275,000

Total Short-Term Municipal Notes (cost $15,675,000)		15,675,000

Total Investments—101.0% (cost $203,514,975)		201,387,026

Other assets less liabilities—(1.0)%		(2,000,021)

Net Assets—100.0%		$199,387,005

10	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

(a)	Variable rate coupon, rate shown as of March 31, 2011.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2011 and the aggregate market value of this security amounted to $1,738,326 or 0.87% of net assets.
(c)	Illiquid security.
(d)	When-Issued or delayed delivery security.
(e)	Security is in default and is non-income producing.
(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2011, the Fund held 19.7% of net assets in insured bonds (of this amount 4.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

SD—School District

SRF—State Revolving Fund

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.4%
Long-Term Municipal Bonds–96.4%
Alabama–2.8%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16–5/01/17	$86,830	$97,510,794
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) 6.00%, 7/01/21–7/01/22	10,070	11,023,589
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21–1/01/22	13,295	14,101,358
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	7,725	8,174,054
FGIC Series 02B 5.00%, 2/01/41 (Pre-refunded/ETM)	12,105	12,833,479
FGIC Series D 5.00%, 2/01/42 (Pre-refunded/ETM)	5,900	6,255,062

		149,898,336

Arizona–1.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.25%, 2/01/42(a)	18,025	15,818,920
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,905,070
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15–7/01/16	3,815	3,811,677
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,929,573
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,641,930
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,550	1,543,196
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20–7/01/25	26,890	27,651,089
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,536,050

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	$5,000	$5,559,500
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,300	2,172,166
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,245	1,201,238
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,392,362

		95,162,771

California–8.3%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17–5/01/19	200,770	225,468,369
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 A 5.00%, 7/01/19	16,765	18,525,325
Series 2009A 5.25%, 7/01/21	2,660	2,891,260
Series A 5.00%, 7/01/20	5,675	6,115,096
5.25%, 7/01/12	13,375	14,093,371
California GO 5.00%, 8/01/14–5/01/17	33,740	36,841,525
Series 2008 5.00%, 4/01/18	5,000	5,507,000
Series 2009 5.25%, 10/01/20	5,085	5,504,462
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	60,165	64,005,934
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	999,930
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,529,722
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,480,800
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22–5/15/23	24,415	25,855,540
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,055,390

Principal Amount (000)		U.S. $ Value

Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	$800	$844,272
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22–5/01/23	10,295	10,655,707
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,056,310
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	13,130,490

		444,560,503

Colorado–2.2%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	305	247,550
Broomfield CO COP 5.00%, 12/01/16–12/01/20	13,710	15,132,273
Colorado DOT NPFGC Series B 5.50%, 6/15/13–6/15/14	8,300	9,370,987
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/21–11/15/23	19,630	20,577,283
Series A-1 5.00%, 11/15/11–11/15/12 5.25%, 11/15/13	37,960 11,305	39,726,785 12,183,964
Mun Subdist No Co. Wtr Dist AMBAC Series J 5.00%, 12/01/13	7,295	7,877,797
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21 5.25%, 1/15/24–7/15/24	2,800 7,745	2,618,476 7,076,280
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(b)(c)	2,185	983,250

		120,403,445

Connecticut–0.2%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) AGM Series B 5.375%, 10/01/13	4,795	4,903,511
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,267,474

		8,170,985

12	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Delaware–0.1%
Delaware Trnsp Auth NPFGC 5.00%, 7/01/11	$3,680	$3,721,437

District of Columbia–0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,497,943
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	430	430,142
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,939,699
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	13,063,952
Series 2008A
5.50%, 10/01/14	4,140	4,590,515
Series 2010B 5.00%, 10/01/13	3,325	3,585,381
Series A 5.50%, 10/01/12–10/01/18	11,910	13,038,097
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,890,324

		45,036,053

Florida–8.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,458,537
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	760	758,206
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Pre-refunded/ETM)	5,000	5,282,000
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13–7/01/14	7,190	7,680,276
Chapel Creek FL CDD Series B 5.25%, 5/01/15(b)(c)	3,660	1,244,400
Citizens Ppty Ins Corp. FL Series A-1 5.00%, 6/01/11	46,820	47,135,567
NPFGC Series A 5.00%, 3/01/14–3/01/16	103,100	107,876,010
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,451,400
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,449,540
Dupree Lakes CDD FL 6.83%, 11/01/15	240	225,612

Principal Amount (000)		U.S. $ Value

Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	$1,385	$927,687
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	1,190	1,093,610
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	180,984
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	590	640,693
Series A 5.00%, 6/01/12–1/01/16	44,370	48,500,888
Series B 5.00%, 1/01/12–1/01/16	18,220	19,342,747
Series D 5.00%, 6/01/12	4,610	4,848,153
NPFGC-RE Series G 5.25%, 6/01/11	2,125	2,141,193
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17	3,740	3,936,425
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,327,572
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	13,166,514
NPFGC Series B 5.00%, 7/01/15	6,095	6,755,820
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,742,970
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,682,718
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,229,800
Series A 5.00%, 7/01/11	32,320	32,659,360
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,716,572
NPFGC-RE Series A 5.00%, 7/01/11	1,020	1,031,036
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,969
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	3,545	1,418,000
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	2,966,791

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Series 2009B 5.00%, 10/01/15	$5,780	$6,277,138
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	885	769,950
5.00%, 11/01/11(b)(c)	6,810	2,247,300
Live Oak CDD FL Series 2010 7.36%, 11/01/20	3,005	3,000,673
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	6,983,150
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,526,362
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,645,680
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,730	3,348,869
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,615	1,585,429
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,860,087
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	250	231,240
Series 2010A-2 6.125%, 5/01/35(b)(d)	535	367,138
Series 2010B 5.125%, 5/01/17(b)(d)	1,225	993,830
Series 4B 5.125%, 5/01/09(b)(c)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,850	3,161,042
Paseo CDD FL 5.00%, 2/01/11(b)(c)	2,015	604,500
Series B 4.875%, 5/01/10(b)(c)	4,180	1,254,000
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,080,480
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,548,528
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,728,913
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(b)	990	425,700
Series B-2 5.125%, 5/01/13(b)	2,935	1,262,079

Principal Amount (000)		U.S. $ Value

Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17-10/01/18	$8,110	$8,414,356
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,189,905
Tampa Hillsboro Cnty FL Expwy Auth 5.00%, 7/01/12	8,575	9,023,435
Venetian CDD FL Series B 5.95%, 5/01/12	225	222,995
Verano CDD FL Series B 5.00%, 11/01/12–11/01/13	4,485	3,454,727
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,370	1,173,391
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,197,636

		446,499,583

Georgia–3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18–1/01/19	9,260	9,919,672
5.25%, 1/01/20	6,500	6,960,135
5.50%, 1/01/21	7,500	8,116,350
5.75%, 1/01/22–1/01/23	20,000	21,767,450
Series 2101C 5.875%, 1/01/24	2,840	3,063,593
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	23,420,432
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,683,796
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16–1/01/20	43,500	47,200,860
AGM Series A 5.25%, 1/01/14	4,230	4,621,740
NPFGC Series A 5.25%, 1/01/14–11/01/21	6,625	7,035,520
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,042,771
Series A 5.00%, 3/15/16–3/15/17	14,900	15,802,504

14	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12–3/15/13	$8,905	$9,190,432
Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12–7/01/13	11,630	12,540,921

		173,366,176

Guam–0.1%
Guam GO Series 2009A 5.75%, 11/15/14	3,285	3,393,766
Guam Wtrworks Auth COP Series 05 5.00%, 7/01/13	1,345	1,381,584

		4,775,350

Hawaii–1.6%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,517,466
AGM Series CX 5.50%, 2/01/17	4,055	4,194,776
5.50%, 2/01/21 (Pre-refunded/ETM)	1,070	1,115,293
AMBAC 5.00%, 7/01/15	9,130	10,348,946
AMBAC Series DG 5.00%, 7/01/14	37,695	42,180,328
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21–7/01/22	6,900	7,493,524
Series 2010A
5.00%, 7/01/24	16,500	17,566,230

		84,416,563

Illinois–3.9%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	3,390	2,416,799
Chicago IL GO AGM Series A 5.00%, 1/01/12	5,760	5,915,693
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,339,120
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	6,882,883
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,468,000
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	900	893,565

Principal Amount (000)		U.S. $ Value

Chicago IL Trnsp Auth Fed GAN (Chicago IL Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	$2,520	$2,639,549
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,483,317
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)	5,078	3,059,800
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	9,858,045
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,497,124
Illinois Dev Fin Auth (Adventist Health Sys/sunbelt) NPFGC Series B 5.002%, 1/01/19(e)	5,730	5,409,578
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,061,087
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,200	2,204,356
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,905,570
Illinois GO 5.00%, 1/01/13	1,510	1,572,469
Series 2006 A 5.00%, 6/01/15	4,875	5,136,007
Series 2010 5.00%, 1/01/17–1/01/19	43,205	44,439,117
AGM 5.00%, 9/01/14	5,550	5,886,330
AGM Series A 5.25%, 10/01/13	7,785	8,240,422
AMBAC 5.00%, 4/01/11–11/01/14	8,765	9,180,435
AMBAC Series B 5.00%, 3/01/13–3/01/14	16,355	17,164,008
NPFGC 5.25%, 4/01/11–10/01/21	8,275	8,277,210
NPFGC Series B 5.00%, 3/01/15	5,000	5,155,050
Illinois Sales Tax Series Q 6.00%, 6/15/12	2,335	2,401,010
Matteson IL GO 8.00%, 12/01/29(d)	19,775	14,087,117
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,237	1,156,038

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	$5,285	$5,645,543
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,109,839
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,257,265
Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Pre-refunded/ETM)	2,375	2,419,793
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14–1/01/16	8,705	9,374,444

		211,536,583

Indiana–0.4%
Allen Cnty IN Juv Justice Ctr AMBAC 5.50%, 1/01/18 (Pre-refunded/ETM)	1,575	1,650,017
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,119,462
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	2,325	2,405,352
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,285	6,772,905

		18,947,736

Kansas–0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	13,997,514
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004
5.65%, 9/01/13–9/01/14	11,960	13,170,530

		27,168,044

Kentucky–0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,620,150
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13–3/01/14	7,970	8,572,268

		14,192,418

Principal Amount (000)		U.S. $ Value

Louisiana–2.3%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	$4,025	$161,000
De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	4,700	4,889,598
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	3,450	3,801,589
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,688,541
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(b)(c)	9,814	4,121,880
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,790	20,725,123
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,868,748
Louisiana GO AGM Series C 5.00%, 5/01/13–5/01/14	21,545	23,591,326
AMBAC Series A 5.00%, 10/15/12	11,965	12,773,954
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	500	470,795
Louisiana Loc Govt Envrn Fac & CDA (LCTCS Fac Corp. Proj) 5.00%, 10/01/21–10/01/25	16,045	16,681,314
Louisiana St Office Facs Corp. (Louisiana Lease St off Bldg) 5.00%, 3/01/13–3/01/17	11,785	12,581,949
Series 2009 5.00%, 3/01/18	1,885	2,007,054
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,846,974
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	5,943,430
Orange Grove CDD LA 5.30%, 11/01/21(b)	1,745	1,227,765
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,059,560

		124,440,600

Massachusetts–2.1%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	3,600	3,802,572

16	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	$365	$381,400
Massachusetts GO Series B 5.00%, 8/01/12	17,750	18,803,640
Series C 5.00%, 5/01/12	8,175	8,574,185
AGM Series 2006C 2.512%, 11/01/19(e)	1,815	1,684,992
NPFGC Series 2004 5.50%, 12/01/19	7,720	9,091,149
NPFGC Series D 5.375%, 8/01/22 (Pre-refunded/ETM)	2,495	2,654,056
5.375%, 8/01/22 (Pre-refunded/ETM)	110	117,013
5.50%, 11/01/12	20,050	21,604,677
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12–7/01/17	21,980	22,976,960
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,548,801
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series B 5.25%, 8/01/14	60	65,127
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	19,962,228

		113,266,800

Michigan–1.8%
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Pre-refunded/ETM)	5,155	5,213,715
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Pre-refunded/ETM)	3,515	3,708,958
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12–10/15/15	25,160	26,831,642
NPFGC Series 2004 5.375%, 10/01/13	1,805	1,938,516
Michigan COP NPFGC 5.375%, 9/01/19 (Pre-refunded/ETM)	4,775	4,872,744

Principal Amount (000)		U.S. $ Value

Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	$3,380	$3,668,415
Michigan Trunk Line Spl Tax Series 2009 5.00%, 11/01/19–11/01/23	11,510	12,507,932
AGM Series 05B 5.00%, 9/01/11	5,130	5,224,854
AGM Series A 5.50%, 11/01/18 (Pre-refunded/ETM)	1,110	1,143,167
AGM Series B 5.00%, 9/01/13	2,055	2,225,298
NPFGC-RE 5.00%, 11/01/12	4,130	4,408,527
5.25%, 11/01/13	5,000	5,473,950
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,226,950
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21–11/15/23	14,100	14,902,976

		97,347,644

Minnesota–0.3%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,175	2,342,562
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,503,661
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,652,995
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,537,126
5.75%, 11/15/21	1,750	1,659,350

		16,695,694

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,014,725
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,705,476

		9,720,201

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Nevada–4.1%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.00%, 7/01/12	$2,745	$2,877,035
5.25%, 7/01/17	16,695	18,211,407
Series A
5.00%, 7/01/13–7/01/14	8,280	8,860,450
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,060	9,089,626
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	9,125,489
AGM Series B 5.00%, 6/01/12–6/01/13	12,325	13,077,140
AMBAC 5.00%, 11/01/15–11/01/16	17,095	19,028,392
AMBAC Series A 6.50%, 6/01/17	1,760	2,072,400
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14–7/01/16	26,370	28,788,250
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,217,450
AGM 5.50%, 6/15/12	13,425	14,168,476
AGM Series C 5.00%, 6/15/19	22,380	23,840,519
5.25%, 6/15/13	8,800	9,515,528
NPFGC Series C 5.00%, 6/15/13	5,595	6,019,828
NPFGC Series D 5.25%, 6/15/12	5,000	5,262,050
NPFGC-RE Series A 5.00%, 6/15/17	27,880	30,020,905
5.25%, 6/15/14	5,505	6,066,620
Clark Cnty NV SID #142 (Clark Cnty NV SID#142 Mtns Edg) 5.30%, 8/01/11	1,500	1,502,940
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	183,662
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	970	592,127
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.15%, 6/01/11	1,980	1,980,396
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,052,998
Series 2009 B 5.00%, 5/01/14	1,790	1,967,765

		222,521,453

Principal Amount (000)		U.S. $ Value

New Hampshire–0.1%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	$7,090	$7,423,443

New Jersey–6.5%
Garden St Presv Trust NJ AGM Series 05A
5.80%, 11/01/17	2,325	2,665,333
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13–6/15/14	7,365	7,849,813
New Jersey EDA (New Jersey Cigarette Tax) FGIC Series 4 5.00%, 6/15/11	4,690	4,720,673
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,503,118
NPFGC Series G 5.00%, 9/01/13–9/01/15	24,150	25,686,219
New Jersey EDA (New Jersey Market Transition) NPFGC Series 1A 5.00%, 7/01/11	11,795	11,911,652
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	59,429,975
New Jersey GO NPFGC 5.50%, 8/01/11 (Pre-refunded/ETM)	3,530	3,589,410
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	285,113
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,358,450
AMBAC Series A 5.50%, 12/15/13	7,415	8,051,504
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,610,957
NPFGC Series A 5.25%, 12/15/11–12/15/13	36,640	39,035,819
NPFGC Series B 5.25%, 12/15/14	14,605	15,980,937
NPFGC-RE Series A 5.00%, 6/15/13–6/15/14	11,520	12,319,643
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,396,700
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	14,770	15,082,533

18	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	$22,020	$24,614,617
6.75%, 6/01/39 (Pre-refunded/ETM)	84,940	95,854,790

		346,947,256

New York–8.5%
New York NY GO 5.00%, 8/01/16–8/01/17	10,730	12,088,005
5.25%, 8/01/16	17,165	19,548,875
Series 04G 5.00%, 8/01/12	21,110	22,322,558
Series 2009 C 5.00%, 8/01/17–8/01/22	18,190	19,789,794
Series 2010B 5.00%, 8/01/19	12,145	13,496,131
Series B 5.00%, 9/01/15	10,000	11,231,900
Series C 5.00%, 1/01/15–1/01/16	15,370	17,150,317
5.50%, 8/01/14	4,780	5,143,901
Series D 5.00%, 2/01/15–2/01/16	10,290	11,442,435
Series E 5.00%, 8/01/14–8/01/16	36,490	40,633,078
Series H 5.00%, 8/01/11	3,450	3,501,612
Series I 5.875%, 3/15/13	35	35,128
Series J 5.00%, 3/01/17	2,355	2,540,833
Series J-1 5.00%, 8/01/13	10,920	11,917,433
Series N 5.00%, 8/01/12	2,050	2,167,752
New York NY Trnsl Fin Auth 5.00%, 8/01/11 (Pre-refunded/ETM)	2,895	2,939,728
Series 2003 B 5.00%, 8/01/11 (Pre-refunded/ETM)	2,005	2,035,977
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	2,710	2,940,079
NPFGC 5.25%, 2/01/20	1,975	2,090,340
NPFGC Series 2003E 5.25%, 2/01/21	50	52,653
NPFGC Series E 5.25%, 2/01/22	4,685	4,903,508
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	37,758,265
Series A 5.75%, 7/01/13	985	1,032,615

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York St Lease Mental Hlth)
NPFGC Series 1998D 5.25%, 2/15/13	$115	$115,158
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19–7/01/24	25,150	26,699,569
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19–3/15/21	13,865	15,392,527
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,373,452
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	14,464,097
Series 2008 5.50%, 12/01/11	3,000	3,025,170
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,137,494
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	5,073,180
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	41,673,486
Series 2009 5.00%, 4/01/18	10,000	10,955,300
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,553,536
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	50,925	56,556,731
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,236,617
Series B-1C 5.50%, 6/01/14	15,005	15,054,667

		454,073,901

North Carolina–3.3%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,109,372
Series A 5.00%, 1/01/14–1/01/15	9,510	10,334,803
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,133,436

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	$4,295	$4,619,831
AGM Series A 5.00%, 2/01/13–2/01/15	22,430	24,579,897
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,958,507
5.50%, 1/01/12–1/01/13 (Pre-refunded/ETM)	10,585	11,087,280
Series 2003A 5.50%, 1/01/12	3,470	3,594,885
Series A 5.25%, 1/01/15–1/01/17	64,050	71,179,017
5.50%, 1/01/13	2,640	2,812,049
Series C 5.25%, 1/01/14–1/01/17	18,155	20,070,971
AMBAC Series A 5.25%, 1/01/15	5,490	5,800,020

		174,280,068

Ohio–3.5%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,613,418
Cleveland OH Arpt Sys
AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,128,206
5.25%, 1/01/20	2,315	2,401,859
Cleveland OH Wtrworks NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,168,050
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	3,900	3,381,963
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19–12/01/24	93,725	101,066,091
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12–12/01/13	1,310	1,314,731
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,223,700
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,584,152
Ohio GO Series A 5.00%, 6/15/14	2,195	2,442,442
Series B 5.00%, 9/15/11	1,785	1,821,664
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,466,576

Principal Amount (000)		U.S. $ Value

Ohio Wtr Dev Auth (First Energy Corp.) 2.75%, 6/01/33	$30,345	$30,494,904
Univ of Cincinnati OH 5.00%, 6/01/20–6/01/21	6,795	7,333,164
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,771,298

		188,212,218

Oklahoma–0.8%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,274,003
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/11–5/15/12	39,075	40,357,365

		44,631,368

Oregon–0.8%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,465,797
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21–11/01/23	18,535	19,658,777
NPFGC Series B 5.25%, 5/01/14	1,775	1,845,716
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,403,623
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,552,885
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,190	1,243,252
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	5,004,754

		40,174,804

Pennsylvania–5.2%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,595,699
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,663,160
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	50,989,110

20	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series B 5.00%, 6/15/18	$8,200	$8,538,086
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/12–11/15/13	7,865	7,427,898
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	405	397,633
Central Bucks PA SD GO NPFGC-RE 5.00%, 5/15/16	5,000	5,722,600
Pennsylvania GO NPFGC 5.00%, 2/01/15	4,965	5,436,129
NPFGC-RE 5.50%, 2/01/14	5,310	5,954,262
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,370	5,741,013
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,604,208
Series 2009 B 5.00%, 6/01/16–6/01/20	50,040	53,237,208
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	6,576,899
Series 2010D 5.00%, 6/15/19–6/15/21	28,140	28,488,111
5.25%, 6/15/22–6/15/23	20,310	20,251,214
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.82%, 4/26/14(a)	7,300	7,150,569
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	40,698,376
Series 2009 5.125%, 9/01/22	9,080	9,307,726
Southeastern PA Trnsp Auth 5.00%, 3/01/23–3/01/24	12,165	12,554,021

		278,333,922

Puerto Rico–4.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,680	23,730,202
Series 2010ZZ 5.00%, 7/01/17	5,835	6,167,186
5.25%, 7/01/18	2,205	2,343,849
Puerto Rico GO Series A 5.00%, 7/01/30	26,560	27,076,326
5.25%, 7/01/11	2,135	2,156,136
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,510	3,708,947

Principal Amount (000)		U.S. $ Value

Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	$15,205	$16,099,358
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,734,756
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	10,145	10,321,219
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	37,734,840
Series 2009A 5.375%, 8/01/20	50,000	52,474,500
5.50%, 8/01/23	4,410	4,567,393
Univ of Puerto Rico Series P 5.00%, 6/01/12–6/01/14	13,525	14,132,964
Series Q 5.00%, 6/01/12–6/01/15	13,055	13,617,742

		219,865,418

Rhode Island–0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,217,486
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,766,490
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,804,352
Rhode Island EDC (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A
5.25%, 6/15/17	7,955	8,892,815

		23,681,143

South Carolina–0.8%
Greenville Cnty SD SC Lease 5.00%, 12/01/11–12/01/15	18,600	20,153,204
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Pre-refunded/ETM)	5,285	5,525,362
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(b)(c)	3,726	1,304,100
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,324,682
Richland Cnty SC (International Paper Co.) Series A 4.60%, 9/01/12	6,350	6,557,010
South Carolina Pub Svc Auth AGM Series D 5.25%, 1/01/14	2,080	2,219,651
NPFGC Series B 5.00%, 1/01/12	5,825	6,024,215

		44,108,224

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16-7/01/17	$3,370	$3,578,885
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,042,286

		5,621,171

Texas–7.4%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,294,553
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,210,960
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/22	66,195	69,739,194
Series 2008 5.00%, 8/15/21	5,000	4,999,700
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,463,386
Conroe TX ISD GO 5.00%, 2/15/16	6,260	6,956,801
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,749,125
Series 2009A 5.00%, 11/01/15	6,415	7,086,201
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,143,880
Dallas TX GO
5.00%, 2/15/13	2,190	2,362,112
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	6,103,797
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,122,316
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	1,920	2,181,389
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,447,791
5.25%, 10/01/23 (Pre-refunded]/ETM)	5,255	5,970,416
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,158,272
5.25%, 10/01/24	10,340	10,870,442
5.375%, 10/01/18	920	936,256
Series 2010 A 5.00%, 10/01/23–10/01/25	17,570	19,065,263
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,206,664

Principal Amount (000)		U.S. $ Value

Houston TX GO NPFGC Series A 5.00%, 3/01/12	$5,000	$5,210,000
5.25%, 3/01/14	10,040	11,200,624
NPFGC Series B 5.25%, 3/01/12 (Pre-refunded/ETM)	1,805	1,885,052
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	3,000	3,252,030
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,168,020
Lower Colorado River Auth TX 5.00%, 5/15/22–5/15/24	50,085	52,979,776
AGM Series 1999 A 5.875%, 5/15/16	2,315	2,322,014
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,316,050
Plano TX GO 5.00%, 9/01/13	5,045	5,538,653
Retama TX Dev Corp. 8.75%, 12/15/13–12/15/15 (Pre-refunded/ETM)	7,105	8,830,499
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	1,965,559
San Antonio TX Elec & Gas 5.00%, 2/01/20–2/01/21	52,355	58,483,907
5.375%, 2/01/13	5,000	5,421,500
5.375%, 2/01/20 (Pre-refunded/ETM)	2,500	2,601,125
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,317,400
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,136,788
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Pre-refunded/ETM)	1,260	1,309,783
Texas A & M Univ
Series 2009 D 5.00%, 5/15/18	2,000	2,301,340
Texas GO Series A 5.50%, 10/01/12	1,055	1,080,088
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,230,072
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,537,500
Texas St Univ Sys 5.25%, 3/15/13 (Pre-refunded/ETM)	5,125	5,352,089
AGM 5.25%, 3/15/13	195	202,940

22	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(e)	$7,880	$7,895,524
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14–4/01/16	14,985	17,010,139
Series 2007 5.00%, 4/01/24	8,380	8,951,097
Univ of Puerto Rico Series B 5.375%, 8/15/19 (Pre-refunded/ETM)	1,270	1,292,911
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,571,831

		396,432,829

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	2,263	2,514,713
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(b)	2,600	1,983,176
Norfolk VA GO NPFGC 5.00%, 3/01/14	3,065	3,403,070

		7,900,959

Washington–7.8%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,098,727
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,531,245
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Pre-refunded/ETM)	4,505	4,557,876
Energy Northwest WA (Bonneville Power Admin) Series 2007 5.00%, 7/01/16	9,355	10,673,961
Series 2007C 5.00%, 7/01/16–7/01/17	9,895	11,295,188
Series 2008A 5.25%, 7/01/16	28,225	32,552,457
Series A 5.00%, 7/01/12–7/01/15	25,950	28,929,735
5.50%, 7/01/13	3,840	4,220,659
Series C 5.00%, 7/01/14–7/01/16	26,260	29,538,057
Series D 5.00%, 7/01/13	5,060	5,505,735
AMBAC Series A 5.00%, 7/01/18	5,040	5,524,445

Principal Amount (000)		U.S. $ Value

NPFGC Series A 5.25%, 7/01/13	$6,545	$7,157,677
5.50%, 7/01/12	1,945	2,063,431
5.75%, 7/01/17–7/01/18	9,455	9,963,352
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12–12/01/13	53,690	58,074,452
Port of Seattle WA 5.00%, 6/01/22	1,995	2,152,944
Series 2010C 5.00%, 2/01/17	2,590	2,805,669
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,035	10,922,495
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	23,205,175
Washington St GO Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	55	60,205
5.00%, 7/01/13 (Pre-refunded/ETM)	5,000	5,282,000
Series 2003R 5.00%, 7/01/13	1,995	2,175,867
Series A 5.00%, 7/01/13	10,330	11,266,518
Series B 5.00%, 7/01/13	1,700	1,854,122
Series C 5.00%, 1/01/14–1/01/17	46,490	51,921,546
AGM 5.00%, 7/01/15	5,405	6,129,000
AGM Series 2007A 5.00%, 7/01/14	6,260	7,013,328
AGM Series B 5.00%, 7/01/13	5,785	6,312,187
AGM Series D 5.00%, 1/01/14	2,655	2,933,563
AMBAC 5.00%, 1/01/12–1/01/14	32,625	35,053,674
AMBAC Series A 5.00%, 1/01/14	8,810	9,729,324
AMBAC Series C 5.00%, 1/01/15–1/01/16	17,610	19,852,585
AMBAC Series E
5.00%, 1/01/13–1/01/14	8,775	9,576,123

		420,933,322

Wisconsin–1.7%
Wisconsin GO AGM Series B 5.25%, 5/01/17 (Pre-refunded/ETM)	2,000	2,007,180
AMBAC Series 1 5.00%, 5/01/16	4,890	5,553,720
NPFGC Series 1 5.25%, 5/01/13	4,545	4,945,051
NPFGC Series 2 5.00%, 5/01/14	19,965	22,169,735

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

NPFGC Series A 5.00%, 5/01/13	$12,570	$13,612,053
NPFGC Series B 5.00%, 5/01/13	4,750	5,143,775
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,984,110
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A 5.25%, 7/01/14–7/01/16	12,610	14,346,305
AMBAC Series B 5.00%, 7/01/13	4,270	4,654,129

Principal Amount (000)		U.S. $ Value

NPFGC-RE 5.00%, 7/01/16	$6,885	$7,797,331
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,264,860

		88,478,249

Total Long-Term Municipal Bonds (cost $5,077,235,500)		5,172,946,670

Total Investments—96.4% (cost $5,077,235,500)		5,172,946,670

Other assets less liabilities—3.6%		190,904,837

Net Assets—100.0%		$5,363,851,507

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$706,408

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Variable rate coupon, rate shown as of March 31, 2011.

As of March 31, 2011, the Portfolio held 29.5% of net assets in insured bonds (of this amount 7.4% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation
AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GAN—Grant Anticipation Note

GO—General Obligation

HFA—Housing Finance Authority

ID—Improvement District

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

RTA—Regional Transportation Authority

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SRF—State Revolving Fund

SSA—Special Services Area

TRAN—Tax & Revenue Anticipation Note

UPMC—University of Pittsburgh Medical Center

USD—Unified School District

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.7%
Long-Term Municipal Bonds–96.7%
California–83.9%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,048,140
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	2,110	2,112,469
Azusa CA USD GO AGM 5.00%, 7/01/24	2,320	2,368,790
Bay Area Infra Fin Auth (California St Acceleration Nts) NPFGC-RE 5.00%, 8/01/17	32,350	32,549,276
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/22	39,845	43,271,195
Series 2006 F 5.00%, 4/01/20	5,250	5,602,642
Series F 5.00%, 4/01/12	2,910	3,040,484
California Dept Wtr Res Cen Vy 5.00%, 12/01/16 (Pre-refunded/ETM)	380	432,220
AGM Series W 5.25%, 12/01/22 (Pre-refunded/ETM)	260	268,070
FGIC 5.25%, 12/01/18 (Pre-refunded/ETM)	65	71,419
NPFGC 5.00%, 12/01/16	6,960	7,723,512
5.00%, 12/01/16 (Pre-refunded/ETM)	60	68,361
NPFGC-RE 5.25%, 12/01/18	4,935	5,365,579
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,600	27,746,307
6.00%, 5/01/13 (Pre-refunded/ETM)	2,760	2,956,098
Series 2010 5.00%, 5/01/13	5,830	6,305,786
AGM 5.00%, 5/01/17	21,050	23,731,770
California Dept Wtr Res Wtr 5.50%, 5/01/13 (Pre-refunded/ETM)	4,125	4,396,013
AMBAC 5.50%, 5/01/13	2,065	2,180,826
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/12–2/01/14	33,625	36,011,732

Principal Amount (000)		U.S. $ Value

California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	$10,715	$11,643,240
Series A 5.00%, 7/01/18–7/01/20	33,000	35,978,625
5.25%, 7/01/12–7/01/14	8,270	8,881,548
NPFGC 5.00%, 7/01/15	4,390	4,786,461
NPFGC Series A 5.00%, 7/01/12	1,590	1,669,913
5.25%, 7/01/13	8,420	9,149,425
California GO NPFGC 5.00%, 8/01/24	50	50,008
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,895	2,911,617
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,105,180
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,653,091
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,050,532
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21–4/01/22	10,825	11,400,156
Series 2009E
5.00%, 4/01/23	1,950	2,016,144
NPFGC-RE
5.00%, 6/01/15–9/01/16	4,555	5,068,218
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	755	801,538
California State Univ AMBAC Series B 5.00%, 11/01/14	3,575	3,979,547
NPFGC-RE Series A
5.00%, 11/01/24	1,570	1,576,060
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	35,305	37,558,871
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,095	1,097,650
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,530,736

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

California Statewide CDA (Southern CA Edison Co.) XLCA Series B 4.10%, 4/01/28	$14,055	$14,422,538
California Statewide CDA COP AMBAC 5.60%, 10/01/11 (Pre-refunded/ETM)	14,700	15,069,264
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,456,589
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,081,549
Compton CA CRA (Compton CA Tax Alloc)
AMBAC Series A 5.00%, 8/01/11	3,395	3,414,827
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	840	852,541
NPFGC 5.50%, 11/01/18	1,000	1,010,660
NPFGC Series A 5.50%, 11/01/17	1,270	1,283,551
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,352,647
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,132,915
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24	1,230	1,248,758
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	1,974,746
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	16,765	18,421,717
6.25%, 6/01/33 (Pre-refunded/ETM)	22,070	23,828,758
6.75%, 6/01/39 (Pre-refunded/ETM)	12,235	13,736,969
Series B
5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	11,224,678
AMBAC Series B
5.00%, 6/01/38 (Pre-refunded/ETM)	3,450	3,745,044
Golden St Tobacco Sec CA (California Tobacco Sec/st App) AMBAC Series A 5.00%, 6/01/20	10,970	10,850,317
Grossmont-Cuyamaca CCD CA GO
AGC 5.25%, 8/01/17	1,150	1,293,727
Industry CA GO 5.00%, 7/01/17	3,655	3,978,943

Principal Amount (000)		U.S. $ Value

Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12–4/01/13	$4,730	$4,855,203
5.50%, 4/01/14	1,320	1,391,188
Kern CA HSD GO 7.10%, 8/01/11 (Pre-refunded/ETM)	1,000	1,021,880
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Pre-refunded/ETM)	705	792,737
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,251,261
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,505	7,681,439
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety)
AMBAC
5.25%, 11/01/19–11/01/22	3,765	3,778,805
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22–5/15/24	13,110	14,066,717
Series B
5.00%, 5/15/21	6,500	7,121,920
Long Beach CA USD GO 5.00%, 8/01/15–8/01/16	7,850	8,825,896
Series 2008A 5.00%, 8/01/18	9,845	11,000,015
Series A 5.00%, 8/01/25	1,000	1,046,200
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23–5/15/25	25,915	26,994,048
Series A 5.00%, 5/15/13	4,000	4,253,600
5.25%, 5/15/23–5/15/24	15,955	16,884,535
5.50%, 5/15/14–5/15/17	14,490	16,022,021
Los Angeles CA Dept W&P Pwr Series 2001A-2 5.375%, 7/01/18 (Pre-refunded/ETM)	2,310	2,338,251
AGM Series A 5.25%, 7/01/18	2,040	2,056,177
NPFGC Series 2001A-2 5.375%, 7/01/18	2,690	2,714,076
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,380,797
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16	3,240	3,464,759
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,519,985
AMBAC Series B 5.00%, 7/01/12	2,330	2,455,727
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	13,901,135

26	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

NPFGC Series A 5.00%, 7/01/11	$2,200	$2,224,178
5.25%, 7/01/12	1,865	1,972,573
NPFGC Series A-2 5.00%, 7/01/20	11,000	11,437,360
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC Series A 5.00%, 12/01/11	3,605	3,682,399
NPFGC-RE Series A 5.00%, 9/01/12–9/01/13	20,480	21,529,716
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12–7/01/13	4,715	5,006,482
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21–8/01/22	2,100	1,107,352
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,762,116
Series A 5.75%, 7/01/21	3,660	4,271,434
NPFGC Series B-3 5.00%, 10/01/18	3,410	3,730,165
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1)
4.40%, 6/01/12	2,830	2,818,256
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	5,865,984
Oakland CA USD GO NPFGC 5.00%, 8/01/11–8/01/13	7,070	7,244,183
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/11–7/01/13	21,070	22,415,202
Orange Cnty CA Santn COP 5.00%, 2/01/18–2/01/19	9,155	10,265,138
Series 2009A 5.00%, 2/01/20	1,890	2,079,718
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,366,370
Port of Oakland CA Series 2007C 5.00%, 11/01/18	1,900	2,021,220
Rancho CA Wtr Dist Fin Auth AGM Series A 5.50%, 8/01/12	1,075	1,092,093
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25	2,275	2,311,719
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,110,780

Principal Amount (000)		U.S. $ Value

Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	$1,175	$1,326,634
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	312,669
San Bernardino Cnty CA COP (San Bernardino Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,495	7,691,219
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	8,520	9,141,449
Series 2009 B 5.00%, 5/15/18	20,615	22,971,501
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,303,824
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,199,520
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	2,912,356
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,020,526
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15	14,690	16,115,224
5.25%, 5/01/18	4,655	4,910,466
Series 2009C-2 5.00%, 5/01/16	11,520	12,636,173
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,442,513
San Francisco City/Cnty CA Pub Util Wtr NPFGC 5.25%, 10/01/14	5,245	5,653,690
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC 6.00%, 8/01/15	670	689,149
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,195,153
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,078,160
Santa Clara CA Redev Agy (Bayshore North Proj) NPFGC 5.00%, 6/01/15	1,000	1,000,580
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,868

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19–11/01/20(a)	$5,430	$5,853,655
Southern CA Pub Pwr Auth 5.00%, 7/01/22	4,000	4,271,120
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2010-1 5.00%, 7/01/25	8,235	8,327,397
Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	1,185	1,333,812
Univ of California Series 2009 Q 5.25%, 5/15/22	3,510	3,791,046
AGM Series J 5.00%, 5/15/16	6,330	7,086,055
NPFGC Series K 5.00%, 5/15/13	6,460	6,967,304
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	16,900,006
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,106,042

		930,470,908

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	405	390,764

Colorado–0.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	250	271,990

Florida–4.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	780,407
Chapel Creek FL CDD 5.20%, 5/01/11(b)(c)	1,590	540,600
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,055,080
Dupree Lakes CDD FL 6.83%, 11/01/15	290	272,614
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(b)(c)	635	209,550
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	6,760	7,311,616
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15–7/01/16	17,040	18,249,667

Principal Amount (000)		U.S. $ Value

Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	$320	$278,400
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,397,648
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,147,186
New River CDD FL 1.00%, 5/01/18–5/01/38(c)	1,080	420,038
Series 2010A1 1.00%, 5/01/38(c)	245	147,514
Series 2010B1 1.00%, 5/01/15(c)	235	192,470
Series B 5.00%, 5/01/13(b)(c)	405	4
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,174,200
Paseo CDD FL 5.00%, 2/01/11(b)(c)	665	199,500
Series B 4.875%, 5/01/10(b)(c)	670	201,000
Six Mile Creek CDD FL 5.50%, 5/01/17(c)	950	294,500
Sterling Hill CDD FL Series B 5.50%, 11/01/10(b)(c)	165	125,400
Venetian CDD FL Series B 5.95%, 5/01/12	120	118,931

		48,116,325

Guam–0.3%
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/12	1,270	1,297,953
5.50%, 7/01/16	1,500	1,538,565

		2,836,518

Illinois–0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,662,658
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	559	522,413

		3,185,071

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	3,200	128,000

Massachusetts–0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	4,830	5,166,989

28	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Nevada–1.2%
Clark Cnty NV SD GO 5.00%, 6/15/16	$3,340	$3,691,101
NPFGC 5.50%, 6/15/12	7,165	7,557,355
Clark Cnty NV SID #142 (Clark Cnty NV SID#142 Mtns Edg) 5.30%, 8/01/11	1,865	1,868,655
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	315	192,289

		13,309,400

North Carolina–0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,607,489
Series C 5.30%, 1/01/15	3,580	3,759,394

		6,366,883

Ohio–1.2%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	10,350	10,729,431
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC)
Series A 7.00%, 8/01/21	2,360	2,046,521

		12,775,952

Pennsylvania–0.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	1,605	1,291,496

Puerto Rico–4.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20–7/01/22	13,550	13,500,086
Series W 5.50%, 7/01/17	3,940	4,283,607
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,753,880
Series A 5.00%, 7/01/30	3,230	3,292,791
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,061,413
NPFGC Series 2009 4.75%, 12/01/15	5,500	5,566,715
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Pre-refunded/ETM)	5	5,306
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,747,716
Series C 5.25%, 7/01/11	1,015	1,025,049
5.50%, 7/01/12	1,135	1,180,775
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	8,365	8,510,300

		43,927,638

Principal Amount (000)		U.S. $ Value

South Carolina–0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(b)(c)	$1,628	$569,800

Texas–0.1%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,220,510

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	768	853,424
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	914	697,163

		1,550,587

U.S. $ Value
Total Investments—96.7% (cost $1,055,717,735)	$1,071,578,831

Other assets less liabilities—3.3%	36,968,211

Net Assets—100.0%	$1,108,547,042

(a)	When-Issued or delayed delivery security.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.

As of March 31, 2011, the Fund held 36.6% of net assets in insured bonds (of this amount 4.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AD—Assessment District

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CRA—Community Redevelopment Agency

DOT—Department of Transportation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HSD—High School District

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

SD—School District

SID—Special Improvement District

SSA—Special Services Area

UHSD—Unified/Union High School District

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	29

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.8%
Long-Term Municipal Bonds–97.8%
New York–74.5%
Albany Cnty Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$13,957,945
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	405	421,953
Erie Cnty NY IDA (Buffalo NY SD) AGM 5.00%, 5/01/14	1,120	1,225,235
5.75%, 5/01/24	1,520	1,584,965
AGM Series A 5.00%, 5/01/16	1,210	1,344,104
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	3,085	3,410,776
NPFGC Series D 5.00%, 9/01/12	10,115	10,687,003
NPFGC Series F 5.00%, 5/01/13–5/01/16	34,590	37,839,310
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	11,165,518
Series 2010G 5.00%, 11/15/21	9,305	9,768,110
5.25%, 11/15/22–11/15/23	25,075	26,368,289
Series B 5.00%, 11/15/16–11/15/17	6,645	7,294,868
AMBAC Series A 5.50%, 11/15/18	5,325	5,494,441
AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	535	536,530
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	7,952,769
NPFGC Series A 5.00%, 11/15/11	1,865	1,917,071
5.25%, 11/15/13	2,660	2,926,692
NPFGC-RE Series A 5.25%, 11/15/15–11/15/16	12,965	14,545,633
Nassau Cnty NY GO Series 2009 F 5.00%, 10/01/11	1,335	1,360,979
AMBAC Series A 6.00%, 7/01/11	1,000	1,011,850

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series A 6.00%, 7/01/12–7/01/13	$2,000	$2,157,940
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	1,100	1,123,472
AMBAC Series B 5.00%, 11/15/14	3,595	3,931,456
AMBAC Series H 5.25%, 11/15/13	1,745	1,937,090
New York Bridge Auth 5.00%, 1/01/17	4,575	4,670,938
New York NY GO 5.00%, 8/01/13–8/01/18	24,085	26,628,546
5.25%, 9/01/14–9/01/16	23,140	26,185,691
5.50%, 8/01/13	8,055	8,683,371
Series 04G 5.00%, 8/01/12	3,910	4,134,590
Series 2005M 5.00%, 4/01/12	8,140	8,506,767
Series A 5.25%, 8/01/17	5,705	6,081,929
Series C 5.00%, 1/01/16	4,410	4,935,231
5.50%, 8/01/14	6,870	7,393,013
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,116,650
Series E 5.00%, 8/01/16	5,500	6,195,640
Series F 5.25%, 8/01/16	1,565	1,586,503
Series G 5.00%, 8/01/11	1,000	1,014,960
Series H 5.00%, 8/01/11	1,080	1,096,157
Series I 5.00%, 8/01/14	2,700	3,001,374
AGM 5.25%, 8/01/12–8/01/14	13,615	14,548,029
NPFGC 5.00%, 8/01/16	2,350	2,549,397
5.75%, 8/01/11	7,570	7,701,491
NPFGC-RE 5.00%, 8/01/13	2,750	3,001,185
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	10,991,851
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(a)	3,375	2,193,750
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19–6/15/22	40,390	43,891,072
Series 2001D 5.50%, 6/15/17 (Pre-refunded/ETM)	690	703,931
5.50%, 6/15/17	1,770	1,805,913

30	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series FF 5.00%, 6/15/25	$24,730	$26,243,971
New York NY Trnsl Fin Auth 5.00%, 11/01/11–11/01/15	52,775	57,525,387
5.25%, 8/01/14–2/01/21	4,930	5,338,404
5.25%, 5/01/17 (Pre-refunded/ETM)	1,000	1,003,640
5.25%, 2/01/20 (Pre-refunded/ETM)	2,770	3,005,173
Series 02A 5.50%, 11/01/26(b)	18,050	18,555,400
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	2,131,829
Series C 5.25%, 2/01/13	5,010	5,419,117
NPFGC 5.25%, 2/01/20	3,655	3,868,452
NPFGC Series 2003E 5.25%, 2/01/21	35	36,857
NPFGC-RE 5.00%, 11/01/13	18,405	20,230,224
5.50%, 11/01/13	7,075	7,595,791
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	25,963,280
New York St Dormitory Auth 5.375%, 7/01/19 (Pre-refunded/ETM)	1,400	1,486,338
FGIC 5.50%, 7/01/17 (Pre-refunded/ETM)	1,640	1,660,549
5.50%, 7/01/20 (Pre-refunded/ETM)	1,000	1,012,530
NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,108,960
New York St Dormitory Auth (AIDS Long-term Hlth Care Loan Pool) 5.00%, 11/01/11	2,700	2,708,181
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,215
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	12,973,407
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,056,910
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,446,428
New York St Dormitory Auth (MT Sinai School of Medicine) 5.00%, 7/01/19	4,360	4,594,306
New York St Dormitory Auth (New York Medical College) NPFGC 5.25%, 7/01/11	1,085	1,087,398

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	$1,500	$1,591,725
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	26,330	29,325,236
AGM 5.00%, 2/15/16	3,830	4,261,909
5.75%, 8/15/11	5	5,018
NPFGC 5.00%, 8/15/17	480	479,971
NPFGC Series 1998D 5.25%, 2/15/13	110	110,151
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,023,530
4.00%, 2/15/13–8/15/15	9,035	9,523,272
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23	4,960	5,192,277
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/22	6,050	6,440,104
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12–2/15/19	71,360	80,085,885
Series 2008 A 5.00%, 3/15/20	4,750	5,207,282
Series 2009 D 5.00%, 6/15/18–6/15/20	9,230	10,475,024
Series G 5.00%, 3/15/17–3/15/18	15,885	18,085,266
AGM 5.00%, 3/15/13	2,525	2,727,151
AMBAC 5.00%, 3/15/15	1,650	1,852,835
NPFGC-RE 5.50%, 3/15/14	4,750	5,130,855
New York St Dormitory Auth (New York Univ) NPFGC 5.00%, 7/01/11	1,815	1,834,511
5.75%, 7/01/12	1,540	1,637,728
NPFGC Series A 6.00%, 7/01/18	1,000	1,177,470
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,012,900
AMBAC Series B 5.25%, 7/01/19	1,325	1,341,324

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	$5,820	$5,834,201
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.683%, 4/01/34(a)(c)(d)	17,725	13,252,398
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14–6/15/25	30,070	32,096,372
5.75%, 6/15/11	745	752,852
Series 2009 A 5.25%, 6/15/24	7,300	7,985,105
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,110,477
New York St Envrn Fac Corp. (New York St SRF) 5.375%, 11/15/18	1,485	1,492,277
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(e)	1,980	20
New York St Loc Gov Asst Corp.
5.00%, 4/01/18–4/01/20	22,670	25,352,548
AGM 5.00%, 4/01/13	4,230	4,586,885
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	2,255	2,207,510
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,071,032
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	1,014,536
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14–3/15/16	10,950	12,391,092
Series 2010A 5.00%, 3/15/24–3/15/25	21,900	23,458,223
AGM 5.00%, 3/15/14–3/15/15	8,840	9,850,030
AGM Series 2005A
5.00%, 3/15/18	1,035	1,119,456
AMBAC 5.00%, 3/15/15	10,170	11,399,553
New York St Thruway Auth (New York St Thruway Auth Ded Tax)
5.00%, 4/01/17	21,620	24,391,035
AGM 5.00%, 4/01/12	1,415	1,477,585
AGM Series 5B 5.00%, 4/01/14	64,440	71,107,607

Principal Amount (000)		U.S. $ Value

AMBAC 5.25%, 4/01/11–4/01/14	$20,665	$21,670,581
NPFGC 5.00%, 4/01/24	1,060	1,110,668
5.25%, 4/01/12–4/01/14	13,930	15,136,909
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	27,025	29,590,243
New York St Thruway Auth (New York St Thruway Gen Toll Road)
4.00%, 7/15/11	48,785	49,283,095
AMBAC 5.00%, 1/01/13–1/01/14	12,285	13,214,893
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	3,846,233
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,323,140
AMBAC 5.00%, 12/15/20	6,265	6,687,825
Niagara Falls NY Bridge Comm
FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	5,072,741
Onondaga Cnty NY GO 5.70%, 4/01/11	2,600	2,600,000
Port Authority of NY & NJ 5.00%, 10/01/19–12/01/19	18,990	19,813,489
NPFGC-RE 5.125%, 11/15/15	1,355	1,358,266
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	6,812,906
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,516,888
5.50%, 6/01/15–6/01/16	16,755	16,855,596
Series 2008 5.00%, 6/01/12	8,000	8,406,560
Series A-1 5.50%, 6/01/15	1,700	1,705,423
Series B-1C
5.50%, 6/01/14	14,970	15,019,551
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,782,988
Triborough Brdg & Tunl Auth NY
5.00%, 11/15/11–1/01/20	50,010	55,917,347
5.25%, 11/15/12–1/01/17	19,480	20,963,219
5.50%, 1/01/12–1/01/17 (Pre-refunded/ETM)	12,360	13,825,655
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,185,821
5.25%, 11/15/15	3,145	3,619,989

32	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16	$6,490	$6,962,147
Series 2010B 5.00%, 9/01/17–9/01/18	9,010	9,575,277
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	902,957
Yonkers NY GO
NPFGC
5.00%, 8/01/12–8/01/14	7,925	8,462,491

		1,378,472,841

Alabama–0.7%
Alabama Pub Sch & Clg Auth
Series B 5.00%, 5/01/18	11,055	12,424,272

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	550	530,668

California–4.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,434,700
Series A
5.00%, 7/01/18–7/01/20	27,975	30,986,607
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	26,250	27,925,800
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(f)	9,000	9,021,150
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	1,245	1,312,554

		74,680,811

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	495	538,540
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(a)	2,765	1,244,250

		1,782,790

District of Columbia–0.3%
Metro Washington Arpt Auth VA 5.00%, 10/01/19–10/01/21	5,795	6,131,305

Principal Amount (000)		U.S. $ Value

Florida–5.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	$1,180	$1,203,765
Citizens Ppty Ins Corp. FL
Series 2009A1 6.00%, 6/01/16	32,640	35,289,062
Series 2010A
5.00%, 6/01/16	7,175	7,492,279
Dupree Lakes CDD FL 6.83%, 11/01/15	405	380,720
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	2,905	1,945,798
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(a)(e)	950	313,500
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	17,834,473
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	14,643,520
Hammock Bay CDD FL
Series B 5.375%, 5/01/11	50	49,969
Heritage Plantation CDD FL
Series B 5.10%, 11/01/13(a)(e)	955	382,000
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,270	1,333,805
AGM Series A 5.00%, 10/01/16	3,500	3,727,710
Live Oak CDD FL Series 2010 7.36%, 11/01/20	695	693,999
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,296,766
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,435	1,568,871
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,230	1,104,319
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	90	83,246
Series 2010A-2 6.125%, 5/01/35(a)(g)	200	137,248
Series 2010B 5.125%, 5/01/17(a)(g)	455	369,137
Series 4B 5.125%, 5/01/09(a)(e)	185	0

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Parkway Center CDD FL Series B 5.625%, 5/01/14	$1,790	$1,469,680
Paseo CDD FL 5.00%, 2/01/11(a)(e)	860	258,000
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,856,160
Six Mile Creek CDD FL 5.50%, 5/01/17(a)	1,165	361,150
Sterling Hill CDD FL Series B 5.50%, 11/01/10(a)(e)	165	125,400
Venetian CDD FL Series B 5.95%, 5/01/12	175	173,441
Verano CDD FL Series B 5.00%, 11/01/13	1,725	1,321,885

		98,415,903

Georgia–0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,344,396

Guam–0.2%
Guam COP
Series 2010A 6.00%, 12/01/20	1,625	1,532,294
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,169,374

		3,701,668

Illinois–0.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,695	1,208,399
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)	1,307	787,546
Cortland IL SSA #10 5.125%, 3/01/14	2,747	2,557,649
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,620	1,587,876
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,950	3,904,101
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	736	687,829

		10,733,400

Principal Amount (000)		U.S. $ Value

Indiana–0.6%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18–10/15/21	$10,745	$11,076,630

Louisiana–0.2%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(e)	1,515	909,000
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(a)	1,155	1,089,165
Whispering Springs CDD LA 5.20%, 10/01/21(a)	1,500	996,390

		2,994,555

Nevada–0.7%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	7,444,104
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	3,996,190
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.625%, 3/01/12(a)	535	404,658
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence)
5.35%, 6/01/12	1,360	1,357,185

		13,202,137

New Jersey–0.4%
Tobacco Settlement Fin Corp. NJ 5.75%, 6/01/32 (Pre-refunded/ETM)	7,125	7,453,676

North Carolina–0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,611,866
5.375%, 1/01/17	2,285	2,383,689
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,562,235

		6,557,790

Ohio–0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,315	1,140,329
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,865	5,204,139

		6,344,468

34	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Pennsylvania–1.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	$2,675	$2,152,492
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16–9/01/21	14,925	15,498,630
5.25%, 9/01/23	2,075	2,119,696

		19,770,818

Puerto Rico–6.4%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13–7/01/15	12,425	13,315,099
5.50%, 7/01/16–7/01/19	15,645	16,881,435
Series 2010AAA 5.25%, 7/01/21	8,575	8,750,444
Series 2010ZZ 5.25%, 7/01/22	7,900	7,974,181
NPFGC 5.50%, 7/01/16	3,695	4,049,424
Puerto Rico GO 5.00%, 7/01/13	4,980	5,219,289
5.25%, 7/01/14	1,305	1,391,182
Puerto Rico Govt Dev Bank 5.00%, 12/01/11–12/01/14	12,470	12,965,699
Series B 5.00%, 12/01/13	4,410	4,659,959
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,550,490
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.616%, 7/01/28(d)	1,090	764,341
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11 (Pre-refunded/ETM)	5	5,058
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,019,440
5.75%, 7/01/15	4,245	4,538,542
Series C 5.25%, 7/01/11	1,780	1,797,622
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	1,405	1,429,405
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	24,332,633
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,062,005

		117,706,248

South Carolina–0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(a)(e)	1,159	405,650

Principal Amount (000)		U.S. $ Value

Tennessee–0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A
5.25%, 9/01/21	$17,375	$16,777,647

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,152	1,280,137
Celebrate Virginia North CDA VA
Series B 6.25%, 3/01/18(a)	1,278	974,807

		2,254,944

Washington–0.6%
Port of Seattle WA 5.00%, 2/01/21	11,010	11,354,173

Total Investments—97.8% (cost $1,774,828,408)		1,810,116,790

Other assets less liabilities—2.2%		40,793,082

Net Assets—100.0%		$1,850,909,872

(a)	Illiquid security.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2011 and the aggregate market value of this security amounted to $13,252,398 or 0.72% of net assets.
(d)	Variable rate coupon, rate shown as of March 31, 2011.
(e)	Security is in default and is non-income producing.
(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.
(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

As of March 31, 2011, the Fund held 26.2% of net assets in insured bonds (of this amount 3.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA—ACA Financial Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

Schedule of Investments—New York Municipal Portfolio	35

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SRF—State Revolving Fund

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

36	Sanford C. Bernstein Fund, Inc.—2011 Semi-Annual Report

SCB–MU–1945–0311

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

March 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 19, 2011

Semi-Annual Report

On the following pages, you will find the 2011 Semi-Annual Report for the AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). The semi-annual report covers the six-month period ended March 31, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of the Portfolios’ holdings as of the period end.

With respect to the market generally, stock returns during the six-month period ended March 31, 2011 continued the rebound that began in 2009. Bond returns were modestly negative in the fourth quarter of 2010 as concerns surfaced about potential rising rates and also about credit quality in the municipal markets in particular. Bonds posted modestly positive returns in the first quarter of 2011.*

The natural disaster in Japan, European sovereign debt concerns and political turbulence in the Middle East are clearly presenting headwinds to the global economic expansion. Even with an elevated oil price and potential production disruptions, the global economy is still expected to grow in 2011 with the greatest acceleration in the emerging markets. In the U.S., the business expansion appears to be gaining strength and hiring rates are up. In spite of geopolitical turbulence, company fundamentals have improved. While near-term risks remain, AllianceBernstein L.P. (the “Adviser”) sees opportunity across the investing markets.

Should you have any questions about your investments in the Portfolios, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

AllianceBernstein Tax-Managed International Portfolio

Investment Objective and Policies

The Portfolio seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Adviser diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Adviser also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolio’s international growth stocks are selected using the Adviser’s international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects. The Portfolio’s international value stocks are selected using the fundamental international value investment discipline of the Adviser’s Bernstein unit (“Bernstein”). In selecting stocks

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

for the Portfolio, Bernstein’s international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks and 50% will consist of international value stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis. The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

AllianceBernstein International Portfolio

Investment Objective and Policies

The Portfolio seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Adviser diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Adviser also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio’s international growth stocks are selected using the Adviser’s international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects. The Portfolio’s international value stocks are selected using the fundamental international value investment discipline of the Adviser’s Bernstein unit (“Bernstein”). In selecting stocks for the Portfolio, Bernstein’s international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks and 50% will consist of international value stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Tax-Managed International and International Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may also make investments in less developed or emerging equity markets.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

The market values of the Portfolios’ holdings rise and fall from day to day, so investments may lose value. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	5.57%	3.84%

Class B*	5.26%	3.11%

Class C	5.26%	3.11%

MSCI EAFE Index (net)	10.20%	10.42%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 2-E for additional information.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2011
	NAV Returns	SEC Returns
Class A Shares
1 Year	3.84%	-0.58%
5 Years	-4.11%	-4.94%
Since Inception*	2.51%	1.89%

Class B Shares
1 Year	3.11%	-0.89%
5 Years	-4.83%	-4.83%
Since Inception*(a)	1.77%	1.77%

Class C Shares
1 Year	3.11%	2.11%
5 Years	-4.80%	-4.80%
Since Inception*	1.78%	1.78%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
		SEC Returns
Class A Shares
1 Year		-0.58%
5 Years		-4.94%
Since Inception*		1.89%

Class B Shares
1 Year		-0.89%
5 Years		-4.83%
Since Inception*(a)		1.77%

Class C Shares
1 Year		2.11%
5 Years		-4.80%
Since Inception*		1.78%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.78%, 2.52% and 2.49% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
Returns
Class A Shares
1 Year	-0.52%
5 Years	-5.55%
Since Inception*	1.29%

Class B Shares
1 Year	-0.72%
5 Years	-5.33%
Since Inception*(a)	1.26%

Class C Shares
1 Year	2.28%
5 Years	-5.31%
Since Inception*	1.27%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
Returns
Class A Shares
1 Year	0.04%
5 Years	-3.68%
Since Inception*	2.03%

Class B Shares
1 Year	-0.27%
5 Years	-3.55%
Since Inception*(a)	1.95%

Class C Shares
1 Year	1.67%
5 Years	-3.53%
Since Inception*	1.96%

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	5.72%	4.33%

Class B*	5.32%	3.51%

Class C	5.38%	3.57%

MSCI EAFE Index (net)	10.20%	10.42%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 2-E for additional information.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.33%	-0.07%
5 Years	-3.89%	-4.72%
Since Inception*	2.77%	2.15%

Class B Shares
1 Year	3.51%	-0.49%
5 Years	-4.60%	-4.60%
Since Inception*(a)	2.01%	2.01%

Class C Shares
1 Year	3.57%	2.57%
5 Years	-4.58%	-4.58%
Since Inception*	2.03%	2.03%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
		SEC Returns

Class A Shares
1 Year		-0.07%
5 Years		-4.72%
Since Inception*		2.15%

Class B Shares
1 Year		-0.49%
5 Years		-4.60%
Since Inception*(a)		2.01%

Class C Shares
1 Year		2.57%
5 Years		-4.58%
Since Inception*		2.03%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.53%, 2.30% and 2.24% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$1,055.73	$8.92
Hypothetical (5% return before expenses)	$1,000	$1,016.26	$8.75
Class B
Actual	$1,000	$1,052.65	$12.79
Hypothetical (5% return before expenses)	$1,000	$1,012.47	$12.54
Class C
Actual	$1,000	$1,052.63	$12.49
Hypothetical (5% return before expenses)	$1,000	$1,012.76	$12.24
*	Expenses are equal to the classes’ annualized expense ratios of 1.74%, 2.50% and 2.44%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$1,057.24	$8.31
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.15
Class B
Actual	$1,000	$1,053.21	$12.29
Hypothetical (5% return before expenses)	$1,000	$1,012.96	$12.04
Class C
Actual	$1,000	$1,053.82	$12.03
Hypothetical (5% return before expenses)	$1,000	$1,013.21	$11.80
*	Expenses are equal to the classes’ annualized expense ratios of 1.62%, 2.40% and 2.35%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,869.1

*	All data are as of March 31, 2011. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,103.7

*	All data are as of March 31, 2011. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 21.3%
Capital Markets – 1.8%
Credit Suisse Group AG	546,363	$23,176,823
Macquarie Group Ltd.	314,805	11,899,354
Man Group PLC	5,510,592	21,713,985
UBS AG(a)	1,772,637	31,889,877

		88,680,039

Commercial Banks – 9.6%
Australia & New Zealand Banking Group Ltd.	695,100	17,109,997
Barclays PLC	7,460,300	33,496,396
BNP Paribas	538,098	39,337,467
Danske Bank A/S(a)	116,362	2,598,748
Danske Bank A/S(a)	349,088	7,716,581
DnB NOR ASA	408,454	6,262,734
HSBC Holdings PLC	4,680,900	48,349,468
KBC Groep NV(a)	653,600	24,593,652
Lloyds Banking Group PLC(a)	21,911,000	20,359,742
Mitsubishi UFJ Financial Group, Inc.	1,747,500	8,051,883
National Australia Bank Ltd.	2,767,421	73,965,983
National Bank of Canada	256,200	20,821,040
Royal Bank of Scotland Group PLC(a)	109,852	72,069
Societe Generale	624,763	40,580,997
Standard Chartered PLC	1,851,951	48,037,502
Sumitomo Mitsui Financial Group, Inc.	1,171,000	36,330,608
Toronto-Dominion Bank (The)	150,100	13,283,734
UniCredit SpA	11,581,375	28,546,302

		469,514,903

Diversified Financial Services – 1.5%
IG Group Holdings PLC	3,006,470	22,028,358
ING Groep NV(a)	2,774,000	35,212,640
ORIX Corp.	176,120	16,508,314

		73,749,312

Insurance – 4.5%
Admiral Group PLC	1,794,207	44,697,558
Aegon NV(a)	2,411,300	18,055,438
AIA Group Ltd.(a)	7,825,600	24,089,324
Allianz SE	393,000	55,030,042
Aviva PLC	4,186,000	29,047,622
Muenchener Rueckversicherungs AG	166,300	26,160,509
Prudential PLC	1,720,100	19,479,561

		216,560,054

Real Estate Management & Development – 3.9%
CapitaLand Ltd.	11,785,000	30,851,344
CapitaMalls Asia Ltd.	7,441,000	10,505,753

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Group Ltd.	3,519,200	$21,991,702
Hang Lung Properties Ltd.	15,807,000	69,125,443
Mitsubishi Estate Co., Ltd.	1,852,000	31,297,049
Mitsui Fudosan Co., Ltd.	605,000	9,945,261
New World Development Ltd.	7,927,354	13,997,343

		187,713,895

		1,036,218,203

Consumer Discretionary – 15.0%
Auto Components – 1.7%
Bridgestone Corp.	1,282,200	26,811,832
Faurecia(a)	182,019	6,637,300
GKN PLC	6,291,500	20,224,848
Magna International, Inc. – Class A	385,300	18,472,144
NGK Spark Plug Co., Ltd.	735,000	10,047,948
Sumitomo Rubber Industries Ltd.	137,500	1,399,749

		83,593,821

Automobiles – 2.0%
Nissan Motor Co., Ltd.	3,599,900	31,978,002
Renault SA(a)	460,500	25,445,785
Toyota Motor Corp.	1,025,700	40,704,135

		98,127,922

Distributors – 2.0%
Inchcape PLC(a)	1,642,200	9,112,602
Li & Fung Ltd.	16,974,000	86,695,949

		95,808,551

Hotels, Restaurants & Leisure – 0.6%
Shangri-La Asia Ltd.	8,343,833	21,315,016
Thomas Cook Group PLC	2,253,000	6,155,451

		27,470,467

Household Durables – 1.4%
Sharp Corp.	4,127,000	40,940,107
Sony Corp.	859,100	27,401,884

		68,341,991

Internet & Catalog Retail – 0.3%
Rakuten, Inc.	18,271	16,392,114

Leisure Equipment & Products – 0.1%
Namco Bandai Holdings, Inc.	392,500	4,275,933

Media – 1.5%
Informa PLC	1,577,000	10,528,884
Jupiter Telecommunications Co., Ltd.	895	880,105
Lagardere SCA	183,700	7,834,415
Publicis Groupe SA	398,559	22,336,526
Vivendi SA	1,151,500	32,849,248

		74,429,178

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.2%
Don Quijote Co., Ltd.	347,600	$10,969,282

Specialty Retail – 4.6%
Esprit Holdings Ltd.	3,306,134	15,158,627
Fast Retailing Co., Ltd.	167,500	20,969,400
Hennes & Mauritz AB – Class B	2,207,150	73,272,346
Inditex SA	954,930	76,623,875
Nitori Holdings Co., Ltd.	141,850	12,457,642
Yamada Denki Co., Ltd.	356,550	23,960,960

		222,442,850

Textiles, Apparel & Luxury Goods – 0.6%
Cie Financiere Richemont SA	215,539	12,427,980
LVMH Moet Hennessy Louis Vuitton SA	76,800	12,160,400
Yue Yuen Industrial Holdings Ltd.	692,000	2,187,473

		26,775,853

		728,627,962

Industrials – 12.9%
Aerospace & Defense – 0.5%
BAE Systems PLC	4,703,200	24,511,146

Air Freight & Logistics – 0.4%
Kuehne & Nagel International AG	133,643	18,683,033

Building Products – 0.7%
Asahi Glass Co., Ltd.	2,081,000	26,181,764
Cie de St-Gobain	134,800	8,243,772

		34,425,536

Commercial Services & Supplies – 2.1%
Aggreko PLC	1,507,300	38,067,890
Rentokil Initial PLC(a)	2,426,000	3,500,927
Serco Group PLC	6,635,392	59,394,350

		100,963,167

Construction & Engineering – 1.0%
Bouygues SA	997,600	47,887,051

Electrical Equipment – 1.8%
Furukawa Electric Co., Ltd.	2,629,000	10,626,635
Mitsubishi Electric Corp.	1,151,000	13,545,624
Sumitomo Electric Industries Ltd.	1,686,300	23,353,804
Vestas Wind Systems A/S(a)	930,431	40,385,898

		87,911,961

Machinery – 1.8%
Fanuc Corp.	310,200	46,888,867
Komatsu Ltd.	1,216,300	41,263,758

		88,152,625

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 2.4%
Capita Group PLC (The)	6,715,600	$80,044,491
Experian PLC	1,942,800	24,053,658
Intertek Group PLC	406,766	13,275,773

		117,373,922

Road & Rail – 1.3%
DSV A/S	1,297,288	31,944,535
East Japan Railway Co.	167,200	9,284,444
Firstgroup PLC	1,464,300	7,656,319
Nippon Express Co., Ltd.	4,155,000	15,938,468

		64,823,766

Trading Companies & Distributors – 0.9%
Mitsubishi Corp.	1,196,000	33,163,170
Mitsui & Co., Ltd.	682,500	12,219,389

		45,382,559

		630,114,766

Energy – 11.0%
Energy Equipment & Services – 4.7%
AMEC PLC	3,091,800	59,131,575
Cie Generale de Geophysique-Veritas(a)	183,762	6,649,311
Petrofac Ltd.	2,873,600	68,668,047
Saipem SpA	729,800	38,769,981
Technip SA	510,500	54,428,445

		227,647,359

Oil, Gas & Consumable Fuels – 6.3%
Afren PLC(a)	10,087,100	26,368,027
BP PLC	6,510,600	47,833,908
ENI SpA	1,356,340	33,281,052
JX Holdings, Inc.	2,947,700	19,804,357
Nexen, Inc. (Toronto)	1,214,298	30,272,906
OMV AG	451,700	20,420,720
Penn West Petroleum Ltd.	785,821	21,819,805
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,676,891	61,002,347
Suncor Energy, Inc. (Toronto)	1,054,360	47,285,789

		308,088,911

		535,736,270

Materials – 10.7%
Chemicals – 5.4%
Agrium, Inc. (Toronto)	162,700	15,024,787
Air Water, Inc.	419,000	5,102,829
Clariant AG(a)	427,900	7,708,869
DIC Corp.	2,551,000	5,933,266
Incitec Pivot Ltd.	1,494,882	6,692,079
Israel Chemicals Ltd.	5,163,200	84,994,795
K+S AG	1,119,500	84,416,888

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke DSM NV	318,604	$19,588,980
Mitsubishi Gas Chemical Co., Inc.	1,508,000	10,811,159
Potash Corp. of Saskatchewan, Inc.	411,000	24,220,230

		264,493,882

Construction Materials – 0.5%
CRH PLC (London)	1,131,958	25,989,693

Metals & Mining – 4.8%
Agnico-Eagle Mines Ltd.	281,400	18,670,890
JFE Holdings, Inc.	1,313,000	38,444,043
Newcrest Mining Ltd.	329,400	13,569,420
Rio Tinto PLC	1,318,400	93,208,558
ThyssenKrupp AG	648,700	26,404,333
Xstrata PLC	1,802,960	42,065,856

		232,363,100

		522,846,675

Consumer Staples – 9.2%
Beverages – 2.0%
Anheuser-Busch InBev NV	1,438,910	82,034,822
Asahi Breweries Ltd.	898,400	14,936,793

		96,971,615

Food & Staples Retailing – 3.3%
Delhaize Group SA	325,440	26,512,501
Koninklijke Ahold NV	1,682,700	22,566,846
Olam International Ltd.	23,961,000	53,202,335
Sugi Holdings Co., Ltd.	51,800	1,201,976
Tesco PLC	9,326,238	56,970,761

		160,454,419

Household Products – 0.5%
Reckitt Benckiser Group PLC	469,447	24,096,900

Tobacco – 3.4%
British American Tobacco PLC	1,458,013	58,462,775
Imperial Tobacco Group PLC	1,983,100	61,191,158
Japan Tobacco, Inc.	12,571	45,448,968

		165,102,901

		446,625,835

Information Technology – 6.0%
Computers & Peripherals – 1.9%
Fujitsu Ltd.	4,227,000	23,886,997
Logitech International SA(a)	3,300,442	59,472,452
Toshiba Corp.	2,014,000	9,847,650

		93,207,099

Internet Software & Services – 0.2%
Yahoo! Japan Corp.	31,622	11,292,374

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.9%
Amadeus IT Holding SA(a)	698,201	$13,327,445
Cap Gemini SA	514,176	29,854,665

		43,182,110

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	1,635,500	13,744,857

Software – 2.7%
Autonomy Corp. PLC(a)	912,597	23,255,221
Aveva Group PLC	165,745	4,289,780
Konami Corp.	354,000	6,540,970
SAP AG	1,060,100	64,836,057
Temenos Group AG(a)	860,030	32,547,061

		131,469,089

		292,895,529

Telecommunication Services – 4.6%
Diversified Telecommunication Services – 3.3%
France Telecom SA	1,279,400	28,727,196
Nippon Telegraph & Telephone Corp.	1,042,400	46,558,699
Telecom Corp. of New Zealand Ltd.	4,625,844	7,080,287
Telecom Italia SpA (ordinary shares)	19,758,900	30,365,528
Telecom Italia SpA (savings shares)	11,715,800	15,737,978
Telenor ASA	903,600	14,871,624
Telstra Corp. Ltd.	6,384,100	18,622,285

		161,963,597

Wireless Telecommunication Services – 1.3%
KDDI Corp.	1,052	6,504,174
Vodafone Group PLC	19,919,300	56,766,157

		63,270,331

		225,233,928

Health Care – 3.4%
Pharmaceuticals – 3.4%
AstraZeneca PLC	1,369,700	62,927,575
Novartis AG	869,080	47,061,507
Roche Holding AG	217,000	30,980,073
Sanofi-Aventis SA	325,073	22,779,351

		163,748,506

Utilities – 2.1%
Electric Utilities – 1.9%
E.ON AG	2,155,000	65,531,629
EDP—Energias de Portugal SA	4,483,900	17,457,355
Tokyo Electric Power Co., Inc. (The)	2,143,000	11,944,385

		94,933,369

Gas Utilities – 0.2%
Tokyo Gas Co., Ltd.	1,854,000	8,456,806

		103,390,175

Total Common Stocks (cost $4,309,338,430)		4,685,437,849

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Repurchase Agreements – 1.2%
State Street Bank & Trust Co. 0.01%, dated 3/31/11 due 4/01/11 in the amount of $55,005,015 (collateralized by $56,110,000 U.S. Treasury Bill, zero coupon, due 4/21/11, value $56,108,429) (cost $55,005,000)	$55,005	$55,005,000

Total Investments – 97.4% (cost $4,364,343,430)		4,740,442,849
Other assets less liabilities – 2.6%		128,628,175

Net Assets – 100.0%		$4,869,071,024

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	450	June 2011	$17,812,906	$18,137,318	$324,412
FTSE 100 Index Futures	61	June 2011	5,639,561	5,758,345	118,784
Topix Index Futures	52	June 2011	5,844,043	5,413,801	(430,242)

					$12,954

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Euro settling 4/15/11	333,194	$457,082,193	$472,105,793	$15,023,600
Barclays Bank PLC Wholesale:
Japanese Yen settling 4/15/11	6,300,019	76,228,964	75,743,971	(484,993)
Japanese Yen settling 4/15/11	6,224,402	74,732,582	74,834,842	102,260
BNP Paribas SA:
Australian Dollar settling 4/15/11	282,006	276,371,520	291,296,904	14,925,384
Credit Suisse London Branch (GFX):
Canadian Dollar settling 4/15/11	13,797	14,167,480	14,226,806	59,326
Norwegian Krone settling 4/15/11	118,773	19,820,606	21,464,757	1,644,151
Deutsche Bank AG London:
Swedish Krona settling 4/15/11	538,125	77,924,758	85,210,485	7,285,727
Goldman Sachs International:
Swiss Franc settling 4/15/11	146,898	151,272,810	159,943,353	8,670,543
HSBC BankUSA:
Hong Kong Dollar settling 4/15/11	2,072,388	266,805,881	266,448,553	(357,328)

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Royal Bank of Scotland PLC:
Euro settling 4/15/11	181,140	$233,886,157	$256,659,014	$22,772,857
Great British Pound settling 4/15/11	70,809	112,174,201	113,577,974	1,403,773
Japanese Yen settling 4/15/11	3,214,572	40,785,780	38,648,209	(2,137,571)
Japanese Yen settling 7/15/11	2,083,922	26,462,838	25,071,052	(1,391,786)
Japanese Yen settling 7/15/11	3,589,758	45,584,807	43,187,321	(2,397,486)
Societe Generale:
Euro settling 7/15/11	70,787	98,752,254	100,108,427	1,356,173
Swiss Franc settling 4/15/11	67,781	75,223,960	73,799,836	(1,424,124)
Swiss Franc settling 7/15/11	101,329	112,550,137	110,400,621	(2,149,516)
UBS AG:
Canadian Dollar settling 4/15/11	17,926	18,465,659	18,484,433	18,774
Norwegian Krone settling 4/15/11	1,307,622	221,863,616	236,314,552	14,450,936
Swedish Krona settling 4/15/11	1,095,184	162,901,570	173,419,111	10,517,541
Westpac Banking Corp.:
New Zealand Dollar settling 4/15/11	78,920	60,264,101	60,173,369	(90,732)

Sale Contracts:
Bank of America NA:
Canadian Dollar settling 4/15/11	28,075	28,401,618	28,949,595	(547,977)
Swiss Franc settling 4/15/11	67,781	71,806,754	73,799,836	(1,993,082)
Swiss Franc settling 4/15/11	146,898	155,623,828	159,943,353	(4,319,525)
Barclays Bank PLC Wholesale:
Japanese Yen settling 4/15/11	7,088,345	85,763,400	85,221,870	541,530
Japanese Yen settling 4/15/11	6,300,019	76,225,275	75,743,971	481,304
Japanese Yen settling 4/15/11	2,350,629	28,354,139	28,261,181	92,958
Calyon:
Great British Pound settling 4/15/11	251,695	390,619,314	403,719,982	(13,100,668)
Citibank NA:
Great British Pound settling 4/15/11	27,912	44,506,717	44,770,982	(264,265)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 4/15/11	31,384	31,496,759	32,361,678	(864,919)
Norwegian Krone settling 4/15/11	132,297	23,457,580	23,908,825	(451,245)
Swedish Krona settling 4/15/11	151,130	23,512,152	23,930,983	(418,831)
Goldman Sachs International:
Canadian Dollar settling 4/15/11	164,285	164,535,917	169,402,823	(4,866,906)
Great British Pound settling 7/15/11	46,491	74,880,729	74,472,013	408,716
Japanese Yen settling 7/15/11	2,083,922	25,542,642	25,071,052	471,590
HSBC BankUSA:
Hong Kong Dollar settling 4/15/11	2,072,388	266,675,417	266,448,554	226,863
Morgan Stanley and Co., Inc.:
Great British Pound settling 7/15/11	18,352	29,511,668	29,397,311	114,357
Royal Bank of Scotland PLC:
New Zealand Dollar settling 4/15/11	78,920	59,880,550	60,173,369	(292,819)
Societe Generale:
Euro settling 7/15/11	70,787	99,016,148	100,108,427	(1,092,279)
UBS AG:
Australian Dollar settling 4/15/11	34,743	34,887,705	35,887,635	(999,930)
Euro settling 4/15/11	333,194	442,966,429	472,105,793	(29,139,364)
Euro settling 4/15/11	181,140	240,817,479	256,659,014	(15,841,535)
Westpac Banking Corp.:
Australian Dollar settling 4/15/11	102,436	100,824,682	105,810,833	(4,986,151)
Australian Dollar settling 4/15/11	89,341	87,723,928	92,284,408	(4,560,480)

(a)	Non-income producing security.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.6%
Financials – 21.4%
Capital Markets – 1.9%
Credit Suisse Group AG	255,353	$10,832,123
Macquarie Group Ltd.	117,600	4,445,177
Man Group PLC	2,384,747	9,396,878
UBS AG(a)	769,086	13,835,917

		38,510,095

Commercial Banks – 9.8%
Australia & New Zealand Banking Group Ltd.	381,200	9,383,299
Barclays PLC	3,475,099	15,603,031
BNP Paribas	233,939	17,102,029
Danske Bank A/S(a)	50,605	1,130,177
Danske Bank A/S(a)	151,815	3,355,867
DnB NOR ASA	176,718	2,709,577
HSBC Holdings PLC	2,029,100	20,958,770
KBC Groep NV(a)	282,400	10,626,143
Lloyds Banking Group PLC(a)	7,119,100	6,615,081
Mitsubishi UFJ Financial Group, Inc.	799,500	3,683,823
National Australia Bank Ltd.	1,190,921	31,830,228
National Bank of Canada	110,600	8,988,318
Societe Generale	269,946	17,534,133
Standard Chartered PLC	803,523	20,842,473
Sumitomo Mitsui Financial Group, Inc.	508,000	15,760,845
Toronto-Dominion Bank (The)	88,900	7,867,581
UniCredit SpA	5,131,555	12,648,491

		206,639,866

Diversified Financial Services – 1.4%
IG Group Holdings PLC	1,298,157	9,511,575
ING Groep NV(a)	1,035,300	13,141,906
ORIX Corp.	77,290	7,244,649

		29,898,130

Insurance – 4.4%
Admiral Group PLC	779,569	19,420,742
Aegon NV(a)	1,044,200	7,818,807
AIA Group Ltd.(a)	3,392,600	10,443,345
Allianz SE	157,200	22,012,016
Aviva PLC	1,842,400	12,784,840
Muenchener Rueckversicherungs AG	76,000	11,955,494
Prudential PLC	743,400	8,418,758

		92,854,002

Real Estate Management & Development – 3.9%
CapitaLand Ltd.	5,109,000	13,374,588
CapitaMalls Asia Ltd.	3,181,000	4,491,171

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Group Ltd.	1,510,800	$9,441,084
Hang Lung Properties Ltd.	6,817,000	29,811,359
Mitsubishi Estate Co., Ltd.	800,000	13,519,243
Mitsui Fudosan Co., Ltd.	269,000	4,421,942
New World Development Ltd.	3,477,000	6,139,345

		81,198,732

		449,100,825

Consumer Discretionary – 15.1%
Auto Components – 1.8%
Bridgestone Corp.	436,400	9,125,475
Faurecia(a)	81,666	2,977,940
GKN PLC	2,803,400	9,011,895
Magna International, Inc. – Class A	222,700	10,676,736
NGK Spark Plug Co., Ltd.	323,000	4,415,629
Sumitomo Rubber Industries Ltd.	264,200	2,689,554

		38,897,229

Automobiles – 2.1%
Isuzu Motors Ltd.	536,000	2,126,315
Nissan Motor Co., Ltd.	1,551,300	13,780,237
Renault SA(a)	194,400	10,741,934
Toyota Motor Corp.	444,700	17,647,586

		44,296,072

Distributors – 1.9%
Inchcape PLC(a)	441,100	2,447,673
Li & Fung Ltd.	7,258,000	37,070,767

		39,518,440

Hotels, Restaurants & Leisure – 0.6%
Shangri-La Asia Ltd.	3,583,666	9,154,774
Thomas Cook Group PLC	998,600	2,728,288

		11,883,062

Household Durables – 1.4%
Sharp Corp.	1,673,000	16,596,268
Sony Corp.	382,800	12,209,803

		28,806,071

Internet & Catalog Retail – 0.3%
Rakuten, Inc.	7,937	7,120,804

Media – 1.6%
Informa PLC	843,800	5,633,654
Jupiter Telecommunications Co., Ltd.	385	378,592
Lagardere SCA	79,600	3,394,771
Publicis Groupe SA	171,468	9,609,617
Vivendi SA	530,730	15,140,323

		34,156,957

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.3%
Don Quijote Co., Ltd.	150,200	$4,739,891
Takashimaya Co., Ltd.	166,000	1,060,828

		5,800,719

Specialty Retail – 4.6%
Esprit Holdings Ltd.	1,479,084	6,781,601
Fast Retailing Co., Ltd.	72,600	9,088,827
Hennes & Mauritz AB – Class B	954,850	31,698,842
Inditex SA	423,410	33,974,548
Nitori Holdings Co., Ltd.	61,300	5,383,528
Yamada Denki Co., Ltd.	156,500	10,517,151

		97,444,497

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	93,506	5,391,556
LVMH Moet Hennessy Louis Vuitton SA	33,000	5,225,172

		10,616,728

		318,540,579

Industrials – 13.0%
Aerospace & Defense – 0.5%
BAE Systems PLC	2,133,300	11,117,883

Air Freight & Logistics – 0.4%
Kuehne & Nagel International AG	57,385	8,022,312

Building Products – 0.8%
Asahi Glass Co., Ltd.	942,000	11,851,620
Cie de St-Gobain	67,900	4,152,464

		16,004,084

Commercial Services & Supplies – 2.1%
Aggreko PLC	654,000	16,517,216
Rentokil Initial PLC(a)	1,044,442	1,507,220
Serco Group PLC	2,888,999	25,859,846

		43,884,282

Construction & Engineering – 1.0%
Bouygues SA	432,100	20,741,775

Electrical Equipment – 1.8%
Furukawa Electric Co., Ltd.	1,138,000	4,599,890
Mitsubishi Electric Corp.	507,000	5,966,665
Sumitomo Electric Industries Ltd.	731,100	10,125,106
Vestas Wind Systems A/S(a)	397,833	17,268,173

		37,959,834

Machinery – 1.8%
Fanuc Corp.	136,100	20,572,453
Komatsu Ltd.	525,600	17,831,317

		38,403,770

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 2.4%
Capita Group PLC (The)	2,884,200	$34,377,319
Experian PLC	843,200	10,439,595
Intertek Group PLC	171,800	5,607,100

		50,424,014

Road & Rail – 1.3%
DSV A/S	555,123	13,669,398
East Japan Railway Co.	72,400	4,020,298
Firstgroup PLC	749,900	3,920,968
Nippon Express Co., Ltd.	1,808,000	6,935,439

		28,546,103

Trading Companies & Distributors – 0.9%
Mitsubishi Corp.	494,100	13,700,604
Mitsui & Co., Ltd.	295,700	5,294,173

		18,994,777

		274,098,834

Energy – 11.4%
Energy Equipment & Services – 4.8%
AMEC PLC	1,357,067	25,954,301
Cie Generale de Geophysique-Veritas(a)	132,423	4,791,642
Petrofac Ltd.	1,261,300	30,140,245
Saipem SpA	320,200	17,010,342
Technip SA	220,600	23,519,912

		101,416,442

Oil, Gas & Consumable Fuels – 6.6%
Afren PLC(a)	4,382,700	11,456,529
BP PLC	2,815,400	20,684,973
ENI SpA	654,500	16,059,726
JX Holdings, Inc.	1,244,300	8,359,928
Nexen, Inc. (Toronto)	700,479	17,463,205
OMV AG	179,000	8,092,337
Penn West Petroleum Ltd.	339,576	9,428,970
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	726,940	26,444,799
Suncor Energy, Inc. (Toronto)	455,556	20,430,712

		138,421,179

		239,837,621

Materials – 10.6%
Chemicals – 5.3%
Agrium, Inc. (Toronto)	70,500	6,510,433
Air Water, Inc.	182,000	2,216,504
Clariant AG(a)	185,300	3,338,288
Incitec Pivot Ltd.	664,926	2,976,648
Israel Chemicals Ltd.	2,242,400	36,913,606
K+S AG	497,800	37,537,049

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke DSM NV	124,374	$7,646,984
Mitsubishi Gas Chemical Co., Inc.	601,000	4,308,691
Potash Corp. of Saskatchewan, Inc.	178,200	10,501,326

		111,949,529

Construction Materials – 0.6%
Boral Ltd.	17,622	91,050
CRH PLC (London)	502,896	11,543,921

		11,634,971

Metals & Mining – 4.7%
Agnico-Eagle Mines Ltd.	122,100	8,101,335
JFE Holdings, Inc.	517,200	15,143,381
Newcrest Mining Ltd.	143,000	5,890,793
Rio Tinto PLC	572,000	40,439,392
ThyssenKrupp AG	280,600	11,421,390
Xstrata PLC	779,110	18,177,846

		99,174,137

		222,758,637

Consumer Staples – 9.2%
Beverages – 2.0%
Anheuser-Busch InBev NV	617,986	35,232,483
Asahi Breweries Ltd.	397,900	6,615,483

		41,847,966

Food & Staples Retailing – 3.3%
Delhaize Group SA	141,400	11,519,381
Koninklijke Ahold NV	776,100	10,408,349
Olam International Ltd.	10,355,000	22,991,953
Sugi Holdings Co., Ltd.	21,800	505,851
Tesco PLC	4,014,217	24,521,463

		69,946,997

Household Products – 0.5%
Reckitt Benckiser Group PLC	202,897	10,414,784

Tobacco – 3.4%
British American Tobacco PLC	636,245	25,511,877
Imperial Tobacco Group PLC	856,900	26,440,776
Japan Tobacco, Inc.	5,434	19,645,986

		71,598,639

		193,808,386

Information Technology – 5.9%
Computers & Peripherals – 1.9%
Fujitsu Ltd.	1,834,000	10,364,029
Logitech International SA(a)	1,426,277	25,700,858
Toshiba Corp.	920,000	4,498,430

		40,563,317

Internet Software & Services – 0.2%
Yahoo! Japan Corp.	13,663	4,879,125

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.9%
Amadeus IT Holding SA(a)	298,814	$5,703,841
Cap Gemini SA	222,757	12,933,967

		18,637,808

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	785,000	6,597,195

Software – 2.6%
Autonomy Corp. PLC(a)	390,194	9,943,105
Aveva Group PLC	73,275	1,896,489
SAP AG	459,900	28,127,632
Temenos Group AG(a)	371,960	14,076,492

		54,043,718

		124,721,163

Telecommunication Services – 4.6%
Diversified Telecommunication Services – 3.4%
France Telecom SA	572,800	12,861,449
Nippon Telegraph & Telephone Corp.	452,200	20,197,471
Telecom Corp. of New Zealand Ltd.	2,393,013	3,662,730
Telecom Italia SpA (ordinary shares)	8,540,400	13,124,908
Telecom Italia SpA (savings shares)	4,669,900	6,273,134
Telenor ASA	386,000	6,352,863
Telstra Corp. Ltd.	3,452,700	10,071,453

		72,544,008

Wireless Telecommunication Services – 1.2%
Vodafone Group PLC	8,613,625	24,547,168

		97,091,176

Health Care – 3.3%
Pharmaceuticals – 3.3%
AstraZeneca PLC	593,400	27,262,337
Novartis AG	340,470	18,436,774
Roche Holding AG	90,600	12,934,537
Sanofi-Aventis SA	140,979	9,879,043

		68,512,691

Utilities – 2.1%
Electric Utilities – 1.9%
E.ON AG	934,900	28,429,476
EDP – Energias de Portugal SA(a)	1,425,500	5,549,958
Tokyo Electric Power Co., Inc. (The)	929,800	5,182,403

		39,161,837

Gas Utilities – 0.2%
Tokyo Gas Co., Ltd.	1,176,000	5,364,188

		44,526,025

Total Common Stocks (cost $1,876,108,105)		2,032,995,937

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Repurchase Agreements – 1.2%
State Street Bank & Trust Co. 0.01%, dated 3/31/11 due 4/01/11 in the amount of $24,210,007 (collateralized by $24,700,000 U.S. Treasury Bill, Zero Coupon, due 4/21/11, value $24,699,309) (cost $24,210,000)	$24,210	$24,210,000

Total Investments – 97.8% (cost $1,900,318,105)		2,057,205,937
Other assets less liabilities – 2.2%		46,500,244

Net Assets – 100.0%		$2,103,706,181

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	157	June 2011	$6,214,725	$6,327,909	$113,184
FTSE 100 Index Futures	23	June 2011	2,126,392	2,171,179	44,787
Topix Index Futures	19	June 2011	2,135,324	1,978,120	(157,204)

					$767

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Swedish Krona settling 6/15/11	701,150	$109,595,100	$110,676,098	$1,080,998
Calyon:
Norwegian Krone settling 6/15/11	612,381	109,077,161	110,302,398	1,225,237
Goldman Sachs International:
New Zealand Dollar settling 6/15/11	19,174	14,060,486	14,561,874	501,388
Royal Bank of Scotland PLC:
Japanese Yen settling 6/15/11	1,655,849	21,019,978	19,915,653	(1,104,325)
Japanese Yen settling 6/15/11	1,887,180	23,956,588	22,697,983	(1,258,605)
Societe Generale:
Euro settling 6/15/11	30,493	42,566,612	43,154,419	587,807
Swiss Franc settling 6/15/11	32,840	36,466,604	35,771,405	(695,199)
Swiss Franc settling 6/15/11	45,014	49,985,009	49,032,096	(952,913)
Westpac Banking Corporation:
Australian Dollar settling 6/15/11	60,016	59,795,681	61,526,743	1,731,062

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Bank of America N.A:
Canadian Dollar settling 6/15/11	11,721	$11,839,154	$12,069,832	$(230,678)
Barclays Bank PLC Wholesale:
Japanese Yen settling 6/15/11	1,655,849	20,034,711	19,915,654	119,057
Credit Suisse London Branch (GFX):
Canadian Dollar settling 6/15/11	82,602	84,748,684	85,060,344	(311,660)
Norwegian Krone settling 6/15/11	62,961	11,126,132	11,340,570	(214,438)
Swedish Krona settling 6/15/11	71,918	11,152,602	11,352,212	(199,610)
Swiss Franc settling 6/15/11	32,840	35,167,377	35,771,405	(604,028)
Goldman Sachs International:
Great British Pound settling 6/15/11	20,049	32,305,555	32,131,781	173,774
Morgan Stanley and Co.Inc:
Great British Pound settling 6/15/11	8,433	13,567,179	13,515,253	51,926
Royal Bank of Scotland PLC:
Great British Pound settling 6/15/11	86,281	139,169,527	138,279,325	890,202
Societe Generale:
Euro settling 6/15/11	30,493	42,679,680	43,154,418	(474,738)
State Street Bank and Trust Co.:
Great British Pound settling 6/15/11	4,051	6,532,683	6,492,386	40,297
Westpac Banking Corporation:
Australian Dollar settling 6/15/11	40,881	39,838,330	41,910,071	(2,071,741)
New Zealand Dollar settling 6/15/11	19,174	14,066,929	14,561,875	(494,946)

(a)	Non-income producing security.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities at value	$4,740,442,849	$2,057,205,937
Foreign currencies, at value(a)	67,893,827	27,390,355
Cash in bank(b)	2,151,543	766,808
Receivables:
Dividends and interest	16,045,381	6,940,443
Investment securities sold and foreign currency transactions	29,697,564	12,501,732
Foreign withholding tax reclaims	13,866,903	4,983,766
Capital shares sold	9,765,479	2,739,246
Unrealized appreciation of forward currency exchange contracts	100,568,363	6,401,748

Total assets	4,980,431,909	2,118,930,035

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	5,676,531	1,350,838
Capital shares redeemed	6,485,114	3,009,066
Management fee	3,566,099	1,589,235
Shareholder servicing fee	1,040,437	444,862
Transfer Agent fee	16,959	730
Distribution fee	1,997	9,296
Margin owed to broker on futures contracts	98,438	34,942
Accrued expenses	301,798	172,004
Unrealized depreciation of forward currency exchange contracts	94,173,512	8,612,881

Total liabilities	111,360,885	15,223,854

Net Assets	$4,869,071,024	$2,103,706,181

Cost of investments	$4,364,343,430	$1,900,318,105

Net Assets Consist of:
Capital stock, at par	$307,783	$133,953
Additional paid-in capital	6,437,847,083	3,001,393,566
Undistributed net investment income/(distributions in excess of net investment income)	10,326,355	(482,230)
Accumulated net realized loss on investment and foreign currency transactions	(1,964,580,513)	(1,052,934,829)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	376,112,373	156,888,599
Foreign currency denominated assets and liabilities	9,057,943	(1,292,878)

	$4,869,071,024	$2,103,706,181

(a)	Cost: $67,521,353 and $27,274,950, respectively. (Note 1)

(b)	An amount of $2,150,916 and $765,834 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2011, respectively.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$4,864,482,228
Shares of capital stock outstanding	307,489,422

Net asset value, offering and redemption price per share	$15.82

International Class Shares
Net Assets		$2,086,074,839
Shares of capital stock outstanding		132,823,109

Net asset value, offering and redemption price per share		$15.71

Class A Shares
Net Assets	$3,227,873	$9,889,952
Shares of capital stock outstanding	205,665	631,991

Net asset value and redemption price per share	$15.69	$15.65
Sales charge – 4.25% of public offering price	0.70	0.69

Maximum offering price	$16.39	$16.34

Class B Shares
Net Assets	$194,612	$1,374,947
Shares of capital stock outstanding	12,526	88,531

Net asset value and offering price per share	$15.54	$15.53

Class C Shares
Net Assets	$1,166,311	$6,366,443
Shares of capital stock outstanding	74,993	409,094

Net asset value and offering price per share	$15.55	$15.56

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2011 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$120,286	$59,117
Dividends (net of foreign withholding taxes of $2,116,647 and $887,338, respectively)	43,343,055	18,667,005

Total income	43,463,341	18,726,122

Expenses:
Management fee (see Note 2A)	21,042,610	9,463,049
Shareholder servicing fee (see Note 2B)	6,141,034	2,648,681
Custodian fee	269,453	195,087
Transfer Agent fee—Non-Retail Class	102,854	78,814
Transfer Agent fee—Class A	6,166	14,369
Transfer Agent fee—Class B	468	2,474
Transfer Agent fee—Class C	2,741	10,605
Distribution fees—Class A	5,022	16,332
Distribution fees—Class B	1,095	7,322
Distribution fees—Class C	7,251	36,543
Directors’ fees and expenses	74,632	30,457
Registration fees	73,946	66,533
Legal fees	56,011	38,446
Auditing and tax fees	49,741	22,507
Printing fees	24,918	25,221
Miscellaneous	57,722	38,587

Total expenses	27,915,664	12,695,027

Net investment income	15,547,677	6,031,095

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	182,353,130	100,980,074
Futures transactions	1,042,101	2,189,587
Foreign currency transactions	28,752,005	7,161,883

Net realized gain on investment and foreign currency transactions	212,147,236	110,331,544

Net change in unrealized appreciation/depreciation of:
Investments	86,173,959	17,176,567
Futures transactions	283,994	(121,197)
Foreign currency denominated assets and liabilities	(31,865,896)	(8,373,047)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	54,592,057	8,682,323

Net realized and unrealized gain on investment and foreign currency transactions	266,739,293	119,013,867

Net increase in net assets resulting from operations	$282,286,970	$125,044,962

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,547,677	$76,394,484
Net realized gain on investment and foreign currency transactions	212,147,236	13,028,434
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	54,592,057	(12,184,305)
Contributions from Adviser (see Note 2A)	– 0	–	395,945

Net increase in net assets resulting from operations	282,286,970	77,634,558

Dividends to shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(82,805,988)	(97,072,129)
Class A	(35,099)	(42,785)
Class B	(888)	(2,235)
Class C	(7,081)	(10,522)

Total dividends to shareholders	(82,849,056)	(97,127,671)

Capital-share transactions:
Net proceeds from sales of shares	404,787,486	714,037,943
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	7,452,793	10,556,772

Total proceeds from shares sold	412,240,279	724,594,715
Cost of shares redeemed	(593,750,915)	(1,146,844,453)

Net decrease in net assets from capital-share transactions	(181,510,636)	(422,249,738)

Net increase (decrease) in net assets	17,927,278	(441,742,851)
Net Assets:
Beginning of period	4,851,143,746	5,292,886,597

End of period(a)	$4,869,071,024	$4,851,143,746

(a) Includes undistributed net investment income of:	$10,326,355	$77,627,734

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Statement of Changes in Net Assets

	International Portfolio
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,031,095	$32,920,453
Net realized gain on investment and foreign currency transactions	110,331,544	4,328,463
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,682,323	707,683

Net increase in net assets resulting from operations	125,044,962	37,956,599

Dividends to shareholders:
Dividends from net investment income
International Class Shares	(35,969,878)	(44,034,121)
Class A	(137,099)	(258,154)
Class B	(7,363)	(13,595)
Class C	(38,914)	(74,119)

Total dividends to shareholders	(36,153,254)	(44,379,989)

Capital-share transactions:
Net proceeds from sales of shares	209,103,773	308,743,345
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	5,328,205	7,306,952

Total proceeds from shares sold	214,431,978	316,050,297
Cost of shares redeemed	(294,359,573)	(611,764,450)

Net decrease in net assets from capital-share transactions	(79,927,595)	(295,714,153)

Net increase (decrease) in net assets	8,964,113	(302,137,543)
NET ASSETS:
Beginning of period	2,094,742,068	2,396,879,611

End of period(a)	$2,103,706,181	$2,094,742,068

(a) Includes (distributions in excess of net investment income)/undistributed net investment income of:	$(482,230)	$29,639,929

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Notes to Financial Statements

valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note 1.B).

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2011:

Tax-Managed International Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$62,864,031	$973,354,172		$—	$1,036,218,203
Consumer Discretionary	18,472,144	710,155,818		—	728,627,962
Industrials	—	630,114,766		—	630,114,766
Energy	99,378,500	436,357,770		—	535,736,270
Materials	57,915,907	464,930,768		—	522,846,675
Consumer Staples	—	446,625,835		—	446,625,835
Information Technology	—	292,895,529		—	292,895,529
Telecommunication Services	—	225,233,928		—	225,233,928
Health Care	—	163,748,506		—	163,748,506
Utilities	—	103,390,175		—	103,390,175
Short-Term Investments	—	55,005,000		—	55,005,000

Total Investments in Securities	238,630,582	4,501,812,267	+	—	4,740,442,849
Other Financial Instruments* :
Assets
Futures Contracts	443,196	—		—	443,196	#
Forward Currency Exchange Contracts	—	100,568,363		—	100,568,363
Liabilities
Futures Contracts	(430,242)	—		—	(430,242	)#
Forward Currency Exchange Contracts	—	(94,173,512)		—	(94,173,512)

Total	$238,643,536	$4,508,207,118		$—	$4,746,850,654

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

International Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$29,941,570	$419,159,255		$—	$449,100,825
Consumer Discretionary	10,676,736	307,863,843		—	318,540,579
Industrials	—	274,098,834		—	274,098,834
Energy	47,322,887	192,514,734		—	239,837,621
Materials	25,113,094	197,645,543		—	222,758,637
Consumer Staples	—	193,808,386		—	193,808,386
Information Technology	—	124,721,163		—	124,721,163
Telecommunication Services	—	97,091,176		—	97,091,176
Health Care	—	68,512,691		—	68,512,691
Utilities	—	44,526,025		—	44,526,025
Short-Term Investments	—	24,210,000		—	24,210,000

Total Investments in Securities	113,054,287	1,944,151,650	+	—	2,057,205,937
Other Financial Instruments* :
Assets
Futures Contracts	157,971	—		—	157,971	#
Forward Currency Exchange Contracts	—	6,401,748		—	6,401,748
Liabilities
Futures Contracts	(157,204)	—		—	(157,204	)#
Forward Currency Exchange Contracts	—	(8,612,881)		—	(8,612,881)

Total	$113,055,054	$1,941,940,517		$—	$2,054,995,571

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

During the year ended September 30, 2010, the Adviser reimbursed the Tax-Managed International Portfolio $395,945, for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $8,982 and International Portfolio, $10,128 for the six months ended March 31, 2011.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$228,192	$1,203,052
International	199,637	1,317,976

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the six months ended March 31, 2011, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
Tax-Managed International	$121	$	– 0	–	$101	$25
International	235		206		377	296

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2011 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$3,738,568	$	– 0	–	$	– 0	–
International	1,683,252		– 0	–		– 0	–

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2010 through March 31, 2011, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,731,484,196	$	– 0	–	$2,075,029,569	$	– 0	–
International	778,511,175		– 0	–	900,000,626		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
Tax-Managed International	$558,484,121	$(182,384,702)	$376,099,419
International	238,505,370	(81,617,538)	156,887,832

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. Each Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended March 31, 2011, the Tax-Managed International and International Portfolios held futures contracts to increase exposure to underlying asset classes.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

During the six months ended March 31, 2011, the Tax-Managed International and International Portfolios held forward currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

At March 31, 2011, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$100,568,363		Unrealized depreciation of forward currency exchange contracts	$94,173,512

Equity contracts	Margin due from/owed to broker on futures contracts	12,954	*

Total		$100,581,317			$94,173,512

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(94,500,229)	$(32,854,737)

Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,042,101	283,994

Total		$(93,458,128)	$(32,570,743)

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $3,657,763,561 and average monthly original value of futures contracts was $17,246,279.

International Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,401,748		Unrealized depreciation of forward currency exchange contracts	$8,612,881

Equity contracts	Margin due from/owed to broker on futures contracts	767	*

Total		$6,402,515			$8,612,881

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$7,024,289	$(8,548,076)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	2,189,587	(121,197)

Total		$9,213,876	$(8,669,273)

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,406,285,231 and the average monthly original value of futures contracts was $13,645,675.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

Tax-Managed International	2010	2009
Distributions paid from:
Ordinary income	$97,127,671	$163,159,616

Total distributions paid	$97,127,671	$163,159,616

International
Distributions paid from:
Ordinary income	$44,379,989	$78,128,726

Total distributions paid	$44,379,989	$78,128,726

As of September 30, 2010, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$82,795,544	$(2,086,637,819)	$235,320,519	$(1,768,521,756)
International	33,349,987	(1,089,002,755)	68,939,722	(986,713,046)

(a)

On September 30, 2010, Tax-Managed International had a net capital loss carryforward of $2,086,398,136, of which $371,606,126 expires in the year 2017 and $1,714,792,010 expires in the year 2018. The International Portfolio had a net capital loss carryforward of $1,064,600,588 of which $153,736,112 expires in the year 2017 and $910,864,476 expires in the year 2018. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2010, the International Portfolio deferred to October 1, 2010 post-October capital losses of $24,402,167.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the mark to market of forward foreign currency contracts and passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets, there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios’ have not accrued any liability in connection with these indemnification provisions.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the six months ended March 31, 2011 and the year ended September 30, 2010, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Tax-Managed International Class Shares
Shares sold	25,496,196	48,526,828	$404,630,672	$713,599,508

Shares issued to shareholders on reinvestment of dividends	482,051	697,848	7,423,588	10,516,127

Shares redeemed	(37,498,027)	(79,048,522)	(592,605,446)	(1,145,727,264)

Net decrease	(11,519,780)	(29,823,846)	(180,551,186)	(421,611,629)

Beginning of period	319,009,202	348,833,048	6,497,428,992	6,919,040,621

End of period	307,489,422	319,009,202	$6,316,877,806	$6,497,428,992

Class A Shares
Shares sold	5,787	18,745	$90,435	$268,879

Shares issued to shareholders on reinvestment of dividends	1,572	1,951	24,063	29,214

Shares converted from Class B	367	64	5,419	922

Shares redeemed	(23,233)	(58,582)	(364,506)	(841,626)

Net decrease	(15,507)	(37,822)	(244,589)	(542,611)

Beginning of period	221,172	258,994	8,302,319	8,844,930

End of period	205,665	221,172	$8,057,730	$8,302,319

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

Tax-Managed International Portfolio
Shares	Amount
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class B Shares
Shares sold	– 0	–	16	$	– 0	–	$236

Shares issued to shareholders on reinvestment of dividends	58	132	883	1,961

Shares converted to Class A	(373)	(64)	(5,419)	(922)

Shares redeemed	(2,598)	(9,489)	(40,661)	(125,632)

Net decrease	(2,913)	(9,405)	(45,197)	(124,357)

Beginning of period	15,439	24,844	483,186	607,543

End of period	12,526	15,439	$437,989	$483,186

Class C Shares
Shares sold	3,954	11,454	$60,960	$168,398

Shares issued to shareholders on reinvestment of dividends	280	637	4,259	9,470

Shares redeemed	(48,165)	(10,354)	(734,883)	(149,009)

Net increase (decrease)	(43,931)	1,737	(669,664)	28,859

Beginning of period	118,924	117,187	3,789,131	3,760,272

End of period	74,993	118,924	$3,119,467	$3,789,131

International Portfolio
Shares	Amount
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

International Class Shares
Shares sold	13,281,128	20,972,377	$208,337,059	$305,778,982

Shares issued to shareholders on reinvestment of dividends	337,952	471,834	5,167,275	7,039,767

Shares redeemed	(18,321,448)	(41,589,889)	(288,807,199)	(598,013,652)

Net decrease	(4,702,368)	(20,145,678)	(75,302,865)	(285,194,903)

Beginning of period	137,525,477	157,671,155	3,030,676,827	3,315,871,730

End of period	132,823,109	137,525,477	$2,955,373,962	$3,030,676,827

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class A Shares
Shares sold	29,420	131,026	$456,037	$1,906,393

Shares issued to shareholders on reinvestment of dividends	7,816	12,618	119,197	187,625

Shares converted from Class B	2,651	8,082	41,713	118,075

Shares redeemed	(172,298)	(722,312)	(2,700,851)	(10,160,335)

Net decrease	(132,411)	(570,586)	(2,083,904)	(7,948,242)

Beginning of period	764,402	1,334,988	29,299,861	37,248,103

End of period	631,991	764,402	$27,215,957	$29,299,861

Class B Shares
Shares sold	1,451	11,494	$22,413	$163,006

Shares issued to shareholders on reinvestment of dividends	431	854	6,544	12,641

Shares converted to Class A	(2,672)	(8,153)	(41,713)	(118,075)

Shares redeemed	(16,747)	(32,635)	(258,110)	(465,490)

Net decrease	(17,537)	(28,440)	(270,866)	(407,918)

Beginning of period	106,068	134,508	3,053,936	3,461,854

End of period	88,531	106,068	$2,783,070	$3,053,936

Class C Shares
Shares sold	15,889	52,561	$246,551	$776,889

Shares issued to shareholders on reinvestment of dividends	2,315	4,515	35,189	66,919

Shares redeemed	(165,106)	(209,157)	(2,551,700)	(3,006,898)

Net decrease	(146,902)	(152,081)	(2,269,960)	(2,163,090)

Beginning of period	555,996	708,077	18,425,733	20,588,823

End of period	409,094	555,996	$16,155,773	$18,425,733

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 15.02	$ 14.97	$ 16.37	$ 29.45	$ 27.03	$ 24.61

Income From Investment Operations
Investment income, net(a)	.00	(b)	.12	.17	.42	(c)	.47	(c)	.40	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	.10	(1.14)	(10.10)	5.55	3.76
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Total from investment operations	.83	.22	(.97)	(9.68)	6.02	4.16

Less: Dividends and Distributions
Dividends from taxable net investment income	(.16)	(.17)	(.43)	(.40)	(.43)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(.16)	(.17)	(.43)	(3.40)	(3.60)	(1.74)

Net asset value, end of period	$ 15.69	$ 15.02	$ 14.97	$ 16.37	$ 29.45	$ 27.03

Total Return(d)	5.57%	1.47%	(5.15)%	(36.89)%	24.11%	17.97%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,228	$3,321	$3,876	$9,101	$7,325	$3,341
Average net assets (000 omitted)	$3,357	$3,530	$4,871	$6,673	$4,865	$3,647
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.74	%*	1.78	%(e)	1.70%	1.38%	1.28%	1.36	%(e)
Expenses, before waivers/reimbursements	1.74	%*	1.78	%(e)	1.70%	1.43%	1.44%	1.66	%(e)
Net investment income	.01	%*	.85	%(e)	1.37%	1.90	%(c)	1.69	%(c)	1.52	%(c)(e)
Portfolio turnover rate	36%	85%	84%	70%	52%	67%

See footnote summary on page 61.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.82	$ 14.81	$ 16.03	$ 28.92	$ 26.73	$ 24.39

Income From Investment Operations
Net investment income (loss)(a)	(.06)	.02	.07	.29	(c)	.23	(c)	.25	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84	.08	(1.09)	(9.95)	5.51	3.69
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Total from investment operations	.78	.10	(1.02)	(9.66)	5.74	3.94

Less: Dividends and Distributions
Dividends from taxable net investment income	(.06)	(.09)	(.20)	(.23)	(.38)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(.06)	(.09)	(.20)	(3.23)	(3.55)	(1.60)

Net asset value, end of period	$ 15.54	$ 14.82	$ 14.81	$ 16.03	$ 28.92	$ 26.73

Total Return(d)	5.26%	0.67%	(5.96)%	(37.34)%	23.23%	17.14%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$195	$229	$368	$380	$647	$573
Average net assets (000 omitted)	$220	$326	$302	$587	$613	$372
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.50	%*	2.52	%(e)	2.53%	2.03%	2.00%	2.07	%(e)
Expenses, before waivers/reimbursements	2.50	%*	2.52	%(e)	2.53%	2.09%	2.16%	2.37	%(e)
Net investment income (loss)	(.77	)%*	.16	%(e)	.61%	1.27	%(c)	.84	%(c)	.95	%(c)(e)
Portfolio turnover rate	36%	85%	84%	70%	52%	67%

See footnote summary on page 61.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.83	$ 14.82	$ 16.02	$ 28.90	$ 26.71	$ 24.37

Income From Investment Operations
Net investment income (loss)(a)	(.06)	.03	.07	.30	(c)	.26	(c)	.20	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84	.07	(1.07)	(9.95)	5.48	3.74
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)

Total from investment operations	.78	.10	(1.00)	(9.65)	5.74	3.94

Less: Dividends and Distributions
Dividends from taxable net investment income	(.06)	(.09)	(.20)	(.23)	(.38)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(.06)	(.09)	(.20)	(3.23)	(3.55)	(1.60)

Net asset value, end of period	$ 15.55	$ 14.83	$ 14.82	$ 16.02	$ 28.90	$ 26.71

Total Return(d)	5.26%	0.67%	(5.84)%	(37.33)%	23.24%	17.16%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,166	$1,764	$1,736	$2,612	$4,773	$2,480
Average net assets (000 omitted)	$1,454	$1,711	$1,631	$4,080	$3,687	$1,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.44	%*	2.49	%(e)	2.46%	2.03%	1.99%	2.07	%(e)
Expenses, before waivers/reimbursements	2.44	%*	2.49	%(e)	2.46%	2.09%	2.15%	2.37	%(e)
Net investment income (loss)	(.76	)%*	.19	%(e)	.61%	1.31	%(c)	.95	%(c)	.82	%(c)(e)
Portfolio turnover rate	36%	85%	84%	70%	52%	67%
See footnote summary on page 61.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.99	$ 14.89	$ 16.37	$ 29.17	$ 26.99	$ 23.18

Income From Investment Operations
Investment income, net(a)	.01	.16	.19	.46	.40	.30	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84	.15	(1.28)	(9.85)	5.60	3.80
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Total from investment operations	.85	.31	(1.09)	(9.39)	6.00	4.10

Less: Dividends and Distributions
Dividends from taxable net investment income	(.19)	(.21)	(.39)	(.37)	(.47)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–

Total dividends and distributions	(.19)	(.21)	(.39)	(3.41)	(3.82)	(.29)

Net asset value, end of period	$ 15.65	$ 14.99	$ 14.89	$ 16.37	$ 29.17	$ 26.99

Total Return(d)	5.72%	2.10%	(5.94)%	(36.24)%	24.25%	17.89%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$9,890	$11,455	$19,875	$32,517	$49,745	$34,589
Average net assets (000 omitted)	$10,918	$15,764	$20,274	$44,005	$40,926	$30,416
Ratio to average net assets of:
Expenses	1.62	%*	1.53	%(e)	1.60%	1.42%	1.42%	1.53	%(e)
Net investment income	.09	%*	1.13	%(e)	1.61%	2.00%	1.47%	1.18	%(c)(e)
Portfolio turnover rate	38%	84%	91%	53%	59%	73%

See footnote summary on page 61.

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Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.82	$ 14.74	$ 16.12	$ 28.77	$ 26.74	$ 22.94

Income From Investment Operations
Net investment income (loss)(a)	(.05)	.05	.10	.26	.21	.16	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84	.14	(1.25)	(9.67)	5.52	3.75
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Total from investment operations	.79	.19	(1.15)	(9.41)	5.73	3.91

Less: Dividends and Distributions
Dividends from taxable net investment income	(.08)	(.11)	(.23)	(.20)	(.35)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–

Total dividends and distributions	(.08)	(.11)	(.23)	(3.24)	(3.70)	(.11)

Net asset value, end of period	$ 15.53	$ 14.82	$ 14.74	$ 16.12	$ 28.77	$ 26.74

Total Return(d)	5.32%	1.28%	(6.72)%	(36.65)%	23.32%	17.11%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,375	$1,572	$1,982	$2,733	$5,831	$4,662
Average net assets (000 omitted)	$1,468	$1,722	$1,820	$4,667	$5,562	$3,686
Ratio to average net assets of:
Expenses	2.40	%*	2.30	%(e)	2.37%	2.11%	2.12%	2.24	%(e)
Net investment income (loss)	(.67	)%*	.34	%(e)	.84%	1.12%	.76%	.62	%(c)(e)
Portfolio turnover rate	38%	84%	91%	53%	59%	73%

See footnote summary on page 61.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.84	$ 14.76	$ 16.13	$ 28.79	$ 26.75	$ 22.95

Income From Investment Operations
Net investment income (loss)(a)	(.05)	.06	.11	.28	.24	.14	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	.13	(1.25)	(9.70)	5.50	3.77
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Total from investment operations	.80	.19	(1.14)	(9.42)	5.74	3.91

Less: Dividends and Distributions
Dividends from taxable net investment income	(.08)	(.11)	(.23)	(.20)	(.35)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–

Total dividends and distributions	(.08)	(.11)	(.23)	(3.24)	(3.70)	(.11)

Net asset value, end of period	$ 15.56	$ 14.84	$ 14.76	$ 16.13	$ 28.79	$ 26.75

Total Return(d)	5.38%	1.28%	(6.65)%	(36.66)%	23.35%	17.10%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$6,366	$8,254	$10,451	$16,000	$29,367	$15,985
Average net assets (000 omitted)	$7,328	$9,147	$10,192	$25,112	$22,751	$12,210
Ratio to average net assets of:
Expenses	2.35	%*	2.24	%(e)	2.32%	2.12%	2.12%	2.24	%(e)
Net investment income (loss)	(.65	)%*	.39	%(e)	.89%	1.19%	.90%	.58	%(c)(e)
Portfolio turnover rate	38%	84%	91%	53%	59%	73%

See footnote summary on page 61.

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Financial Highlights

*	Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Net of expenses waived by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the Sanford C. Bernstein Fund, Inc. (the “Fund”) was held on November 5, 2010 (the “Meeting”). At the Meeting, with respect to the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting is as follows:

Proposal: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
Bart Friedman	696,294,775	14,985,092
William Kristol	681,401,755	29,878,112
Dianne F. Lob	694,593,033	16,686,834
Donald K. Peterson	696,379,567	14,900,300
Thomas B. Stiles, II	696,041,312	15,238,555
Rosalie J. Wolf	696,066,120	15,213,747

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Results of Stockholders Meeting

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 21, 2010.

In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated September 1, 2010, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2010 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2010. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 23, 2010, the Independent Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer). The Independent Directors also requested and received additional information from the Adviser regarding performance, resources, profitability and fee levels, as well as relative costs of managing the Portfolios compared with other accounts managed by the Adviser. On October 15, 2010,

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Board’s Consideration of Investment Management Arrangement

the Independent Directors had a telephonic meeting with representatives of the Adviser, including the Chief Investment Officer of Equities, to discuss this information. On October 20, 2010, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. Also on October 20, 2010, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. On October 21, 2010, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 21, 2010 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Board’s Consideration of Investment Management Arrangement

Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable but that it would be appropriate to amend the fee schedule for the Diversified Municipal Portfolio to provide for an additional breakpoint as described below.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was

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provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2010 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2010. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

At the request of the Directors, the Adviser also provided supplemental data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser in an effort to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the Investment Management Agreement with respect to the Portfolios although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2008 and 2009 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 20, 2010 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Board’s Consideration of Investment Management Arrangement

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below, as well as the new breakpoint for the Diversified Municipal Portfolio, but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

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Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ fee schedules except to amend the fee schedule for the Diversified Municipal Portfolio of the Fund by adding an additional breakpoint at $7 billion, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Board’s Consideration of Investment Management Arrangement

ADVISORY FEE SCHEDULE
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

3	Jones v. Harris at 11.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

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Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.400%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio Diversified Municipal Portfolio[5] New York Municipal Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)	09/30/09 Net Assets ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

5	As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13 1.76 2.50 2.47	% % % %

International Portfolio	Private Client Class A Class B Class C	1.17 1.55 2.33 2.27	% % % %

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.96 1.71 1.67	% % % %

Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.64%

Short Duration Diversified Municipal Portfolio	Private Client	0.60%

6	Annualized.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10[6]
Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.87 1.60 1.58	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.54 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.59 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$4,860.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.406%	0.857%

International Portfolio	$2,096.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.115%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

Short Duration Diversified Municipal Portfolio	$592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.143%	0.450%

Short Duration New York Municipal Portfolio	$273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the

9	Group peers selected by Lipper from the 2010 Lipper 15(c) Report.

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	ITM Mutual Fund	Distributor	Fee
	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335	0.886

	Client #2	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.557

	Client #3	0.60% of average daily net assets	0.600

	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269

International Portfolio (continued)	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368

	Client #6	0.50% of average daily net assets	0.500

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369

	Client #9	0.36% of average daily net assets	0.360

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322

	Client #11	0.35% on the first $1 billion 0.325 % on the balance	0.337

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee	0.199[15]

Emerging Markets Portfolio	Client #14	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.115

	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468

	Client #16	0.475% of average daily net assets	0.475

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

15	Excludes the performance based fee.

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While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)17 at the approximate current asset level of the subject Portfolio.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same

16	should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

17	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

Portfolio	Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice

22	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

23	The expense ratios are for the most recently completed fiscal year Private Client Class.

24	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/10 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

Portfolio	Amount Received
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance

27	The Deli study was originally published in 2002 based on 1997 data.

28	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	5.18	7.75	6.65	10/12	187/283
3 year	-18.03	-13.60	-12.91	11/12	217/219
5 year	-2.05	0.71	1.63	10/10	177/177
10 year	1.52	0.29	0.46	3/8	30/98

International Portfolio
1 year	4.83	7.86	6.65	7/8	215/283
3 year	-17.81	-14.15	-12.91	7/8	215/219
5 year	-1.84	0.65	1.63	6/7	173/177
10 year	1.76	0.48	0.46	2/6	25/98

Emerging Markets Portfolio
1 year	23.95	24.24	23.84	10/15	142/291
3 year	-4.63	-4.60	-2.70	8/14	121/183
5 year	11.23	12.72	12.59	13/14	103/132
10 year	14.77	10.82	11.22	1/11	14/75

U.S. Government Short Duration Portfolio
1 year	3.60	3.86	4.13	9/15	48/68
3 year	4.56	5.22	5.19	12/15	44/64
5 year	4.22	4.64	4.64	13/15	44/61
10 year	4.57	4.71	4.78	7/11	32/48

U.S. Government Short Duration Portfolio
1 year	3.60	3.86	4.13	9/15	48/68
3 year	4.56	5.22	5.19	12/15	44/64
5 year	4.22	4.64	4.64	13/15	44/61
10 year	4.57	4.71	4.78	7/11	32/48

Short Duration Plus Portfolio
1 year	6.58	7.70	7.14	16/19	115/176
3 year	2.89	5.19	4.95	18/19	131/158
5 year	3.40	4.85	4.74	17/18	107/125
10 year	4.21	4.89	4.84	14/15	65/78

29	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	15.95	15.05	13.49	7/15	123/419
3 year	8.03	7.13	7.76	5/15	151/344
5 year	6.18	5.73	5.96	4/13	106/278
10 year	6.57	6.92	6.82	8/10	115/174

Short Duration California Municipal Portfolio
1 year	3.24	6.13	4.86	6/7	13/14
3 year	3.98	4.88	4.01	6/7	8/13
5 year	3.58	4.10	4.13	5/6	7/8
10 year	3.46	4.56	4.56	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	3.23	4.29	4.14	11/15	36/56
3 year	3.94	4.12	3.99	11/14	27/46
5 year	3.62	3.75	3.71	10/14	26/43
10 year	3.67	3.85	3.90	5/7	15/21

Short Duration New York Municipal Portfolio
1 year	2.86	4.38	6.00	4/4	6/6
3 year	3.82	4.78	5.04	4/4	6/6
5 year	3.52	3.63	4.19	3/3	5/5
10 year	3.54	4.20	4.53	3/3	5/5

California Municipal Portfolio
1 year	8.74	9.33	9.03	3/4	15/25
3 year	5.64	5.33	5.30	2/4	7/23
5 year	4.43	4.32	4.39	2/4	4/23
10 year	4.84	5.19	4.94	3/3	14/18

Diversified Municipal Portfolio
1 year	7.30	9.01	8.80	10/11	84/99
3 year	5.82	5.75	5.82	3/11	43/87
5 year	4.49	4.50	4.61	7/11	52/74
10 year	5.06	5.39	5.44	9/9	46/50

New York Municipal Portfolio
1 year	7.53	8.00	7.73	3/4	13/19
3 year	5.82	5.87	5.90	4/4	13/17
5 year	4.52	4.51	4.53	2/4	10/17
10 year	5.06	5.29	5.43	2/2	11/12

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22,1992

International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

31	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

33	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

NOTES

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0311

SEMI-ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

March 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 19, 2011

Semi-Annual Report

On the following pages, you will find the 2011 Semi-Annual Report for the AllianceBernstein Short Duration Portfolio (the “Portfolio”). The semi-annual report covers the six-month period ended March 31, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

With respect to the market generally, stock returns during the six-month period ended March 31, 2011 continued the rebound that began in 2009. Bond returns were modestly negative in the fourth quarter of 2010 as concerns surfaced about potential rising rates and also about credit quality in the municipal markets in particular. Bonds posted modestly positive returns in the first quarter of 2011.*

The natural disaster in Japan, European sovereign debt concerns and political turbulence in the Middle East are clearly presenting headwinds to the global economic expansion. Even with an elevated oil price and potential production disruptions, the global economy is still expected to grow in 2011 with the greatest acceleration in the emerging markets. In the U.S., the business expansion appears to be gaining strength and hiring rates are up. In spite of geopolitical turbulence, company fundamentals have improved. While near-term risks remain, AllianceBernstein L.P. (the “Adviser”) sees opportunity across the investing markets.

Should you have any questions about your investments in the Portfolio, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolio.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio may invest up to 20% of its fixed-income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In managing the Portfolio, the Advisor may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (BofAML) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofAML 1-3 Year U.S. Treasury Index represents the performance of U.S. Dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment including the Portfolio.

A Word About Risk

A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Liquidity risk exists when particular investments are difficult to purchase or sell at an advantageous time or price. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	0.16%	2.04%

Class B*	-0.18%	1.31%

Class C	-0.25%	1.26%

BofAML 1-3 Year U.S. Treasury Index	-0.12%	1.67%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for additional information.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2011
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares
1 Year	2.04%	-2.27%	0.34%
5 Years	2.39%	1.51%
Since Inception*	1.91%	1.35%

Class B Shares
1 Year	1.31%	-1.69%	-0.39%
5 Years	1.67%	1.67%
Since Inception*	1.35%	1.35%

Class C Shares
1 Year	1.26%	0.26%	-0.36%
5 Years	1.68%	1.68%
Since Inception*	1.19%	1.19%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	-2.27%
5 Years	1.51%
Since Inception*	1.35%

Class B Shares
1 Year	-1.69%
5 Years	1.67%
Since Inception*	1.35%

Class C Shares
1 Year	0.26%
5 Years	1.68%
Since Inception*	1.19%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.69% and 1.65% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 5/21/03.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2011.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$1,001.64	$4.59
Hypothetical (5% return before expenses)	$1,000	$1,020.34	$4.63
Class B
Actual	$1,000	$998.17	$8.12
Hypothetical (5% return before expenses)	$1,000	$1,016.80	$8.20
Class C
Actual	$1,000	$997.46	$7.97
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.05
*	Expenses are equal to the classes’ annualized expense ratios of 0.92%, 1.63% and 1.60%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $731.2

*	All data are as of March 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes. See “Portfolio of Investments” section of the report for additional details.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 44.8%
Canada – 5.0%
Canadian Government Bond 1.75%, 3/01/13	CAD	35,310	$36,384,414

United States – 39.8%
U.S. Treasury Notes 0.75%, 11/30/11-5/31/12	U.S.$	86,510	86,873,512
1.375%, 11/15/12-1/15/13		154,950	156,836,357
1.75%, 8/15/12		46,205	47,006,379
2.875%, 1/31/13		185	192,422

			290,908,670

Total Governments - Treasuries (cost $325,363,615)			327,293,084

ASSET-BACKED SECURITIES – 13.7%
Autos - Fixed Rate – 8.6%
Ally Auto Receivables Trust Series 2011-1, Class A2 0.81%, 10/15/13		2,485	2,482,707
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		3,755	3,875,195
Series 2009-3A, Class A4 2.67%, 12/15/16(a)		5,680	5,835,799
BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14		2,375	2,389,982
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		2,925	2,948,857
Series 2011-1, Class A3 1.29%, 9/15/15		2,324	2,320,833
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		2,136	2,163,421
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,425	3,532,037
Series 2011-A, Class A3 0.97%, 1/15/15		3,510	3,438,785
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13		1,590	1,590,150
Hyundai Auto Receivables Trust Series 2010-B, Class A3 0.97%, 4/15/15		5,154	5,139,956

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)	U.S.$	3,510	$3,511,421
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		31	31,730
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(a)		2,155	2,153,763
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11		932	933,442
Series 2009-B, Class A4 2.65%, 1/15/15		4,785	4,840,161
Series 2010-B, Class A2 0.90%, 5/15/13		2,390	2,390,881
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,843	1,838,097
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13		4,490	4,512,053
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		3,370	3,373,030
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		3,670	3,663,093

			62,965,393

Autos - Floating Rate – 1.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.405%, 9/15/14(a)(b)		2,340	2,358,859
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.905%, 12/15/14(a)(b)		3,385	3,440,345
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.324%, 4/20/13(b)		3,000	2,999,088
Series 2009-2A, Class A 1.804%, 10/20/14(a)(b)		2,879	2,917,821
Wheels SPV LLC Series 2009-1, Class A 1.805%, 3/15/18(a)(b)		2,323	2,335,125

			14,051,238

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.8%
Chase Issuance Trust Series 2009-A2, Class A2 1.805%, 4/15/14(b)	U.S.$	6,000	$6,084,611
Discover Card Master Trust Series 2009-A1, Class A1 1.555%, 12/15/14(b)		1,675	1,695,465
Series 2009-A2, Class A 1.555%, 2/17/15(b)		635	642,868
Series 2010-A1, Class A1 0.905%, 9/15/15(b)		3,271	3,291,522
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.315%, 6/15/15(b)		1,380	1,374,438

			13,088,904

Other ABS - Fixed Rate – 0.8%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,817	2,801,314
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		2,090	2,088,388
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13		822	827,787

			5,717,489

Home Equity Loans - Fixed Rate – 0.3%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33		1,072	1,019,164
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		747	699,279
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class AF2 4.751%, 8/25/35		206	205,685
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37		1,015	152,990
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(a)(e)(f)		2,876	452,088

			2,529,206

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.3%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.15%, 5/25/37(b)(e)	U.S.$	420	$5,925
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 3.379%, 12/25/32(b)		933	769,131
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.534%, 1/20/36(b)		544	433,753
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.45%, 6/25/37(a)(b)		1,087	483,690
Novastar Home Equity Loan Series 2007-2, Class M1 0.55%, 9/25/37(b)(e)		1,650	242,522
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(g)		75	75,043
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.38%, 7/25/37(b)		30	21,384

			2,031,448

Total Asset-Backed Securities (cost $103,935,436)			100,383,678

CORPORATES - INVESTMENT GRADES – 13.7%
Industrial – 9.5%
Capital Goods – 1.0%
Caterpillar, Inc. 7.00%, 12/15/13		1,112	1,270,173
General Dynamics Corp. 5.25%, 2/01/14		2,455	2,714,096
John Deere Capital Corp. 1.60%, 3/03/14		2,100	2,100,361
5.25%, 10/01/12		1,364	1,449,782

			7,534,412

Communications - Telecommunications – 1.5%
AT&T, Inc. 4.95%, 1/15/13		1,352	1,440,025
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,480,787

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Cingular Wireless Services, Inc. 8.125%, 5/01/12	U.S.$	2,415	$2,599,247
Verizon Communications, Inc. 1.95%, 3/28/14		880	880,734
Verizon Global Funding Corp. 7.375%, 9/01/12		2,519	2,740,498

			11,141,291

Consumer Cyclical - Automotive – 0.6%
American Honda Finance Corp. 2.375%, 3/18/13(a)		2,859	2,899,429
Toyota Motor Credit Corp. 1.375%, 8/12/13		1,525	1,519,294

			4,418,723

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,909,427

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13		1,728	1,825,362

Consumer Cyclical - Retailers – 0.4%
Costco Wholesale Corp. 5.30%, 3/15/12		1,282	1,339,218
Wal-Mart Stores, Inc. 4.55%, 5/01/13		1,710	1,832,794

			3,172,012

Consumer Non-Cyclical – 2.2%
Abbott Laboratories 5.15%, 11/30/12		1,272	1,362,615
Avon Products, Inc. 5.625%, 3/01/14		1,045	1,143,041
Baxter International, Inc. 1.80%, 3/15/13		946	958,023
Bottling Group LLC 5.00%, 11/15/13		1,703	1,856,224
Campbell Soup Co. 4.50%, 2/15/19		250	261,679
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,416,111
Merck & Co., Inc. 5.30%, 12/01/13		1,316	1,449,852
PepsiCo, Inc. 4.65%, 2/15/13		1,312	1,398,917
Pfizer, Inc. 4.45%, 3/15/12		2,865	2,971,074

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Procter & Gamble Co. (The) 1.375%, 8/01/12	U.S.$	1,507	$1,519,390
Procter & Gamble International Funding SCA 1.35%, 8/26/11		250	251,433
Sanofi-Aventis SA 1.625%, 3/28/14		1,835	1,832,022

			16,420,381

Energy – 1.0%
Apache Corp. 5.25%, 4/15/13		1,405	1,515,500
BP Capital Markets PLC 5.25%, 11/07/13		1,610	1,741,155
Chevron Corp. 3.95%, 3/03/14		1,782	1,905,655
ConocoPhillips 4.75%, 2/01/14		1,767	1,917,867

			7,080,177

Technology – 2.0%
Cisco Systems, Inc. 1.625%, 3/14/14		3,625	3,619,033
2.90%, 11/17/14		250	259,528
Hewlett-Packard Co. 2.95%, 8/15/12		900	924,882
International Business Machines Corp. 2.10%, 5/06/13		3,066	3,128,411
Microsoft Corp. 0.875%, 9/27/13		3,225	3,202,012
2.95%, 6/01/14		1,661	1,728,754
Oracle Corp. 4.95%, 4/15/13		1,344	1,447,846

			14,310,466

Transportation - Services – 0.2%
United Parcel Service, Inc. 3.875%, 4/01/14		1,432	1,526,208

			69,338,459

Financial Institutions – 4.1%
Banking – 2.6%
Bank of America Corp. 3.70%, 9/01/15		1,805	1,807,893
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14		867	929,706
Citigroup, Inc. 4.587%, 12/15/15		1,735	1,794,075
Goldman Sachs Group, Inc. (The) 3.70%, 8/01/15		1,790	1,803,208

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 3.45%, 3/01/16	U.S.$	1,755	$1,748,733
National Australia Bank Ltd. 1.70%, 12/10/13(a)		1,825	1,808,168
Royal Bank of Canada 5.65%, 7/20/11		2,170	2,203,900
State Street Corp. 4.30%, 5/30/14		1,415	1,515,755
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,653,524
US Bancorp 2.45%, 7/27/15		1,830	1,809,257
Wells Fargo & Co. 3.625%, 4/15/15		1,735	1,788,357

			18,862,576

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,284,873

Insurance – 0.9%
Berkshire Hathaway Finance Corp 1.50%, 1/10/14		3,220	3,211,490
Metropolitan Life Global Funding I 2.875%, 9/17/12(a)		3,500	3,569,083

			6,780,573

Other Finance – 0.1%
ORIX Corp. 5.48%, 11/22/11		920	943,017

			29,871,039

Utility – 0.1%
Electric – 0.1%
Southern Co. 4.15%, 5/15/14		953	1,008,244

Total Corporates - Investment Grades (cost $98,810,238)			100,217,742

MORTGAGE PASS-THRU’S – 13.4%
Agency Fixed Rate 30-Year – 10.0%
Federal National Mortgage Association 6.00%, 6/01/38-4/01/40		11,732	12,761,218
Series 2008 6.00%, 5/01/38		37,943	41,275,353
Series 2010 6.00%, 4/01/40		17,095	18,591,200

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2002 7.50%, 3/15/32	U.S.$	266	$305,633

			72,933,404

Agency ARMs – 3.2%
Federal Home Loan Mortgage Corp. Series 2005 2.694%, 5/01/35(g)		1,598	1,679,529
Series 2007 5.866%, 11/01/36(b)		1,256	1,324,031
6.088%, 1/01/37(b)		991	1,050,575
Federal National Mortgage Association 2.522%, 1/01/36(g)		1,649	1,740,061
Series 2003 2.685%, 12/01/33(g)		342	359,884
Series 2005 2.442%, 2/01/35(b)		2,187	2,291,215
3.097%, 10/01/35(g)		2,715	2,867,561
Series 2006 2.699%, 1/01/36(g)		3,862	4,074,731
5.485%, 5/01/36(b)		1,781	1,861,645
5.66%, 7/01/36(g)		1,535	1,609,725
Series 2007 2.876%, 11/01/35(b)		2,049	2,156,567
5.471%, 2/01/37(b)		1,717	1,821,908
6.268%, 1/01/37(b)		14	14,219
Series 2009 3.307%, 7/01/38(g)		994	1,050,497

			23,902,148

Agency Fixed Rate 15-Year – 0.2%
Federal National Mortgage Association 6.00%, 12/01/21		96	104,774
Series 2000 7.50%, 3/01/15		80	85,952
Series 2001 6.00%, 11/01/16-12/01/16		565	616,556
Series 2002 6.00%, 2/01/17		363	396,077
8.00%, 8/01/16		202	219,785

			1,423,144

Total Mortgage Pass-Thru’s (cost $97,326,294)			98,258,696

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.9%
Non-Agency Fixed Rate CMBS – 2.4%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	U.S.$	13	$13,054
DBUBS Mortgage Trust Series 2011-LC1A, Class A1 3.742%, 11/10/46(a)		3,492	3,520,233
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38		460	467,733
Series 2007-LDPX, Class A2S 5.305%, 1/15/49		13	13,353
Series 2011-C3, Class A1 1.875%, 2/15/46(a)		3,570	3,551,745
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		1,645	1,665,913
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		3,056	2,979,508
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(a)		3,866	3,897,635
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,675	1,692,058

			17,801,232

Agency CMBS – 1.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		6,583	6,433,217
Series K009, Class A1 2.757%, 5/25/20		1,878	1,845,701
Series K010, Class A1 3.32%, 7/25/20		2,234	2,244,333

			10,523,251

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.555%, 6/15/22(a)(b)		1,165	1,033,053

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.725%, 10/15/21(a)(b)	U.S.$	2,000	$1,952,066
Series 2007-TFLA, Class A2 0.375%, 2/15/22(a)(b)		3,000	2,806,519
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.654%, 9/15/21(a)(b)		1,300	756,509
Series 2007-WHL8, Class E 0.655%, 6/15/20(a)(b)		1,000	709,305

			7,257,452

Total Commercial Mortgage-Backed Securities (cost $37,098,271)			35,581,935

AGENCIES – 2.9%
Agency Debentures – 2.9%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12		4,052	4,126,257
Citibank NA-FDIC Insured 1.875%, 5/07/12		9,250	9,392,996
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12		4,217	4,356,549
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11		3,692	3,761,070

Total Agencies (cost $21,227,493)			21,636,872

CMOs – 1.9%
Non-Agency Floating Rate – 1.1%
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.162%, 11/25/46(b)		863	441,937
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.89%, 10/25/28(b)		1,127	1,040,500
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.77%, 2/25/42(a)(b)		1,217	1,164,714
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.819%, 12/08/20(b)		5,196	5,222,633
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.454%, 7/20/36(b)		18	14,164

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.48%, 5/25/35(b)(e)	U.S.$	94	$76,812
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.252%, 5/25/46(b)		532	327,217

			8,287,977

Non-Agency Fixed Rate – 0.6%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34		1,690	528,766
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)		3,205	3,205,178
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		484	469,217
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(a)(e)(f)		2,543	343,788

			4,546,949

Agency Fixed Rate – 0.1%
Fannie Mae REMIC Series 2006-50, Class PA 5.00%, 4/25/27		169	168,355
Government National Mortgage Association Series 2006-51, Class IO 0.869%, 8/16/46(f)		10,393	321,184

			489,539

Agency Floating Rate – 0.1%
Freddie Mac Reference REMIC Series R008, Class FK 0.655%, 7/15/23(b)		271	271,505

Total CMOs (cost $15,945,804)			13,595,970

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Netherlands – 0.5%
Achmea Hypotheekbank NV 0.661%, 11/03/14(a)(b) (cost $3,413,875)		3,415	3,396,887

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.6%
Certificates of Deposit – 0.8%
Royal Bank of Canada NY (cost $5,814,904)	U.S.$	5,817	$5,991,440

Agency Discount Note – 2.8%
Federal Farm Credit Bank (cost $20,300,000)		20,300	20,300,000

Total Investments – 99.4% (cost $729,235,930)			726,656,304
Other assets less liabilities – 0.6%			4,502,465

Net Assets – 100.0%			$731,158,769

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	697	June 2011	$152,021,576	$152,033,125	$11,549

Sold Contracts
U.S. T-Note 10 Yr Futures	153	June 2011	18,156,743	18,211,781	(55,038)
U.S. T-Note 5 Yr Futures	192	June 2011	22,409,809	22,423,500	(13,691)

					$(57,180)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
State Street Bank and Trust Co.:
Canadian Dollar settling 5/26/11	35,311	$35,880,521	$36,378,810	$(498,289)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $67,499,820 or 9.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.

(c)	Fair valued.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2011, are considered illiquid and restricted.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A
9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(e)	Illiquid security.

(f)	IO – Interest Only

(g)	Variable rate coupon, rate shown as of March 31, 2011.

Currency Abbreviations:

CAD – Canadian Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

REMIC – Real Estate Mortgage Investment Conduit

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011 (unaudited)

Assets
Investments in securities at value	$726,656,304
Cash in bank	631,033 (a)
Receivables:
Interest	2,788,503
Investment securities sold	29,244,958
Capital shares sold	1,841,265
Margin due from broker on futures contracts	66,906

Total assets	761,228,969

Liabilities
Payables:
Dividends to shareholders	261,159
Investment securities purchased	28,270,743
Capital shares redeemed	576,838
Management fee	276,063
Shareholder servicing fee	53,739
Distribution fee	45,573
Transfer Agent fee	3,000
Accrued expenses	84,796
Unrealized depreciation of forward currency exchange contracts	498,289

Total liabilities	30,070,200

Net Assets	$731,158,769

Cost of investments	$729,235,930

Net Assets Consist of:
Capital stock, at par	$61,516
Additional paid-in capital	758,764,581
Distributions in excess	(735,809)
Accumulated net realized loss on investment transactions	(23,796,870)
Net unrealized depreciation of:
Investments and futures transactions	(2,636,806)
Foreign currency denominated assets and liabilities	(497,843)

$731,158,769

(a)	An amount of $412,832 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2011.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$635,436,337
Shares of capital stock outstanding	53,463,671

Net asset value and offering price per share	$11.89

Class A Shares
Net Assets	$65,252,820
Shares of capital stock outstanding	5,488,301

Net asset value and redemption price per share	11.89
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.42

Class B Shares
Net Assets	$5,300,267
Shares of capital stock outstanding	445,963

Net asset value and offering price per share	$11.89

Class C Shares
Net Assets	$25,169,345
Shares of capital stock outstanding	2,118,311

Net asset value and offering price per share	$11.88

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

March 31, 2011 (unaudited)

Investment Income
Interest		$5,497,337
Expenses:
Management fee (see Note 2A)	$1,569,685
Shareholder servicing fee (see Note 2B)	299,859
Custodian fee	53,998
Transfer Agent fee—Non-Retail Class	11,508
Transfer Agent fee—Class A	32,842
Transfer Agent fee—Class B	4,106
Transfer Agent fee—Class C	14,588
Distribution fees—Class A	98,525
Distribution fees—Class B	29,861
Distribution fees—Class C	131,325
Registration fees	45,962
Printing fees	19,095
Auditing and tax fees	10,556
Directors’ fees and expenses	9,184
Legal fees	5,124
Miscellaneous	19,503

Total expenses	2,355,721
Less: expenses waived and reimbursed by the Adviser	(5,093)

Net expenses		2,350,628

Net investment income		3,146,709

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		2,005,447
Futures transactions		(22,725)
Foreign currency transactions		277,014

Net realized gain on investment and foreign currency transactions		2,259,736

Net change in unrealized appreciation/depreciation of:
Investments		(3,157,356)
Futures transactions		(194,379)
Foreign currency denominated assets and liabilities		(497,843)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities		(3,849,578)

Net realized and unrealized loss on investment and foreign currency transactions		(1,589,842)

Net Increase in Net Assets Resulting from Operations		$1,556,867

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,146,709	$9,161,607
Net realized gain (loss) on investment and foreign currency transactions	2,259,736	(1,948,995)
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(3,849,578)	16,414,892

Net increase in net assets resulting from operations	1,556,867	23,627,504
Dividends to Shareholders:
Dividends from net investment income Short Duration Plus Class	(3,496,010)	(9,102,416)
Class A	(275,710)	(929,771)
Class B	(3,899)	(65,264)
Class C	(21,221)	(226,965)

Total dividends to shareholders	(3,796,840)	(10,324,416)

Capital-share transactions:
Net proceeds from sales of shares	288,108,031	411,940,624
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	1,925,186	4,654,212

Total proceeds from shares sold	290,033,217	416,594,836
Cost of shares redeemed	(190,060,976)	(308,357,488)

Net increase in net assets from capital-share transactions	99,972,241	108,237,348

Net increase in net assets	97,732,268	121,540,436
Net Assets:
Beginning of period	633,426,501	511,886,065

End of period(a)	$731,158,769	$633,426,501

(a) Includes distributions in excess of net investment income of:	$(735,809)	$(85,678)

See notes to financial statements.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments – Treasuries	$—	$327,293,084	$—	$327,293,084
Asset-Backed Securities	—	90,105,535	10,278,143	100,383,678
Mortgage Pass-Thru’s	—	98,258,696	—	98,258,696
Corporates – Investment Grades	—	98,013,842	—	98,013,842
Commercial Mortgage-Backed Securities	—	24,772,738	10,809,197	35,581,935
Agencies	—	21,636,872	—	21,636,872
CMOs	—	761,044	12,834,926	13,595,970
Governments – Sovereign Agencies	—	3,396,887	—	3,396,887
Certificates of Deposit	—	2,203,900	—	2,203,900
Short-Term Investments
Certificates of Deposit	—	5,991,440	—	5,991,440
Agency Discount Note	—	20,300,000	—	20,300,000

Total Investments in Securities	—	692,734,038	33,922,266	726,656,304
Other Financial Instruments* :
Assets
Futures Contracts	11,549	—	—	11,549	#
Liabilities
Futures Contracts	(68,729)	—	—	(68,729	)#
Forward Currency Exchange Contracts	—	(498,289)	—	(498,289)

Total	$(57,180)	$692,235,749	$33,922,266	$726,100,835

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

	Asset-Backed Securities	Corporates - Investment Grades	CMOs	Total
Balance as of 9/30/10	$6,622,628	$6,389,732	$4,198,983	$17,211,343
Accrued discounts/(premiums)	1,288	(5)	(57)	1,226
Realized gain (loss)	(554,298)	—	467	(553,831)
Change in unrealized appreciation/depreciation	1,151,545	1,044,132	442,423	2,638,100
Purchases	4,928,179	3,569,993	8,569,059	17,067,231
Sales	(1,871,199)	(194,655)	(375,949)	(2,441,803)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 3/31/11	$10,278,143	$10,809,197	$12,834,926	$33,922,266

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$412,924	$442,423	$1,044,132	$1,899,479

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which they invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $24,320 for the six months ended March 31, 2011.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $55,626 and $828,443 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $2,254 from the sales of Class A shares and received $7,547, $1,761, and $878 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2011.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2010 through March 31, 2011, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$156,909,562	$18,358,233
U.S. government securities	270,332,296	297,853,584

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$5,706,910
Gross unrealized depreciation	(8,286,536)

Net unrealized depreciation	$(2,579,626)

B. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended March 31, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on an exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

During the six months ended March 31, 2011, the Portfolio held foreign-currency exchange contracts for hedging purposes.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

At March 31, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$498,289

Interest rate contracts			Margin due from/owed to broker on futures contracts	57,180	*

Total				$555,469

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$	– 0	–	$(498,289)

Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions		(22,725)		(194,379)

Total			$(22,725)		$(692,668)

For the six months ended March 31, 2011, the average monthly original value of future contracts was $130,096,954. For one month of the period, the average monthly principal amount of foreign currency exchange contracts was $35,880,521.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2011, the Portfolio had no transactions in dollar rolls.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2011, the Portfolio had no transactions in reverse repurchase agreements.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$10,324,416	$13,817,254

Total distributions paid	$10,324,416	$13,817,254

As of September 30, 2010, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Ordinary income	$129,277
Accumulated capital and other gains (losses)(a)	(25,902,766)
Unrealized appreciation/(depreciation)(b)	561,089

Total accumulated earnings/(deficit)(c)	$(25,212,400)

(a)

On September 30, 2010, the Portfolio had a net capital loss carry forward of $22,965,124, of which $3,594,854 expires in the year 2013, $6,491,604 expires in the year 2014, $4,022,522 expires in the year 2015, $920,045 expires in the year 2016, $5,807,512 expires in the year 2017, and $2,128,587 expires in the year 2018. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2010, the Fund deferred to October 1, 2010 post October capital losses of $2,056,487. The Portfolio also deferred $881,155 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and the mark to market of futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio then if the Portfolio were not leveraged, but may also adversely affect returns particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

Class R shares which are not currently being offered). Share transactions for the Portfolio for the six months ended March 31, 2011 and the year ended September 30, 2010, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Short Duration Plus Class Shares
Shares sold	22,223,646	31,128,348	$264,726,876	$366,959,735

Shares issued to shareholders on reinvestment of dividends	139,737	303,747	1,663,653	3,578,772

Shares redeemed	(13,742,044)	(23,010,588)	(163,559,566)	(271,221,074)

Net increase	8,621,339	8,421,507	102,830,963	99,317,433

Beginning of period	44,842,332	36,420,825	553,778,530	454,461,097

End of period	53,463,671	44,842,332	$656,609,493	$553,778,530

Class A Shares
Shares sold	1,552,380	2,704,783	$18,495,292	$31,861,763

Shares issued to shareholders on reinvestment of dividends	19,884	70,045	236,897	825,215

Shares converted from Class B	49,146	155,146	585,735	1,831,735

Shares redeemed	(1,603,550)	(2,064,755)	(19,095,796)	(24,345,665)

Net increase	17,860	865,219	222,128	10,173,048

Beginning of period	5,470,441	4,605,222	68,378,352	58,205,304

End of period	5,488,301	5,470,441	$68,600,480	$68,378,352

Class B Shares
Shares sold	40,890	158,256	$486,873	$1,866,889

Shares issued to shareholders on reinvestment of dividends	328	4,681	3,905	55,022

Shares converted to Class A	(49,153)	(155,182)	(585,735)	(1,831,735)

Shares redeemed	(94,564)	(224,684)	(1,125,887)	(2,642,612)

Net decrease	(102,499)	(216,929)	(1,220,844)	(2,552,436)

Beginning of period	548,462	765,391	8,314,537	10,866,973

End of period	445,963	548,462	$7,093,693	$8,314,537

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class C Shares
Shares sold	320,520	799,656	$3,813,255	$9,420,502

Shares issued to shareholders on reinvestment of dividends	1,741	16,604	20,731	195,203

Shares redeemed	(478,481)	(705,885)	(5,693,992)	(8,316,402)

Net increase (decrease)	(156,220)	110,375	(1,860,006)	1,299,303

Beginning of period	2,274,531	2,164,156	28,382,219	27,082,916

End of period	2,118,311	2,274,531	$26,522,213	$28,382,219

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
		2010		2009	2008		2007	2006

Net asset value, beginning of period	$ 11.92	$ 11.65		$ 11.46	$ 12.24		$ 12.31	$ 12.39

Income From Investment Operations:
Investment income, net†	.04	.16		.31	.43		.51	.45
Net realized and unrealized gain (loss) on investment transactions	(.02)	.30		.21	(.77)		(.05)	(.06)

Total from investment operations	.02	.46		.52	(.34)		.46	.39

Less: Dividends
Dividends from taxable net investment income	(.05)	(.19)		(.33)	(.44)		(.53)	(.47)

Net asset value, end of period	$ 11.89	$ 11.92		$ 11.65	$ 11.46		$ 12.24	$ 12.31

Total Return(a)	.16%	3.95	%**	4.61%	(2.83	)%**	3.80%	3.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$65,253	$65,233		$53,643	$33,197		$40,444	$37,595
Average net assets (000 omitted)	$65,864	$59,630		$44,395	$36,957		$37,096	$38,239
Ratio to average net assets of:
Expenses	.92%*	.94	%(b)	.99%	.96%		.98%	1.03	%(b)
Net investment income	.65%*	1.35	%(b)	2.72%	3.60%		4.21%	3.63	%(b)
Portfolio turnover rate	46%	107%		176%	116%		127%	157%

See footnote summary on page 43.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009	2008		2007	2006

Net asset value, beginning of period	$ 11.92		$ 11.64		$ 11.45	$ 12.24		$ 12.31	$ 12.39

Income From Investment Operations:
Investment income (loss), net†	(.00	)(c)(d)	.08		.23	.34		.43	.36
Net realized and unrealized gain (loss) on investment transactions	(.03)		.30		.20	(.77)		(.06)	(.05)

Total from investment operations	(.03)		.38		.43	(.43)		.37	.31

Less: Dividends
Dividends from taxable net investment income	(.01)		(.10)		(.24)	(.36)		(.44)	(.39)

Net asset value, end of period	$ 11.88		$ 11.92		$ 11.64	$ 11.45		$ 12.24	$ 12.31

Total Return(a)	(.18)%		3.27	%**	3.86%	(3.59	)%**	3.09%	2.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5,300		$6,538		$8,913	$9,125		$10,791	$16,899
Average net assets (000 omitted)	$5,989		$7,381		$10,523	$9,304		$13,539	$22,110
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.63	%*	1.69	%(b)	1.72%	1.66%		1.68%	1.73	%(b)
Expenses, before waivers/reimbursements	1.66	%*	1.69	%(b)	1.72%	1.66%		1.68%	1.73	%(b)
Net investment income (loss)	(.06	)%*(c)	.72	%(b)	2.02%	2.91%		3.48%	2.91	%(b)
Portfolio turnover rate	46%		107%		176%	116%		127%	157%

See footnote summary on page 43.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009	2008		2007	2006

Net asset value, beginning of period	$ 11.92		$ 11.64		$ 11.45	$ 12.23		$ 12.30	$ 12.38

Income From Investment Operations
Investment income (loss), net†	(.00	)(c)(d)	.08		.24	.34		.43	.36
Net realized and unrealized gain (loss) on investment transactions	(.03)		.30		.20	(.76)		(.06)	(.05)

Total from investment operations	(.03)		.38		.44	(.42)		.37	.31

Less: Dividends
Dividends from taxable net investment income	(.01)		(.10)		(.25)	(.36)		(.44)	(.39)

Net asset value, end of period	$ 11.88		$ 11.92		$ 11.64	$ 11.45		$ 12.23	$ 12.30

Total Return(a)	(.25)%		3.31	%**	3.88%	(3.52	)%**	3.09%	2.54%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$25,169		$27,105		$25,193	$16,176		$14,772	$18,923
Average net assets (000 omitted)	$26,337		$26,317		$24,703	$14,051		$15,989	$20,279
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%*	1.65	%(b)	1.70%	1.66%		1.69%	1.74	%(b)
Expenses, before waivers/reimbursements	1.64	%*	1.65	%(b)	1.70%	1.66%		1.69%	1.74	%(b)
Net investment income (loss)	(.03	)%*(c)	.66	%(b)	2.04%	2.89%		3.49%	2.93	%(b)
Portfolio turnover rate	46%		107%		176%	116%		127%	157%

See footnote summary on page 43.

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $0.005.

*	Annualized.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the Sanford C. Bernstein Fund, Inc. (the “Fund”) was held on November 5, 2010 (the “Meeting”). At the Meeting, with respect to the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting is as follows:

Proposal: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
Bart Friedman	696,294,775	14,985,092
William Kristol	681,401,755	29,878,112
Dianne F. Lob	694,593,033	16,686,834
Donald K. Peterson	696,379,567	14,900,300
Thomas B. Stiles, II	696,041,312	15,238,555
Rosalie J. Wolf	696,066,120	15,213,747

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Results of Stockholders Meeting

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 21, 2010.

In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated September 1, 2010, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2010 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2010. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 23, 2010, the Independent Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer). The Independent Directors also requested and received additional information from the Adviser regarding performance, resources, profitability and fee levels, as well as relative costs of managing the Portfolios compared with other accounts managed by the Adviser. On October 15, 2010, the Independent Directors had a telephonic meeting with representatives of the

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

Adviser, including the Chief Investment Officer of Equities, to discuss this information. On October 20, 2010, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. Also on October 20, 2010, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. On October 21, 2010, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 21, 2010 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Board’s Consideration of Investment Management Arrangement

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable but that it would be appropriate to amend the fee schedule for the Diversified Municipal Portfolio to provide for an additional breakpoint as described below.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2010 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2010. Both the funds included in each Portfolio’s peer group and the comparative performance data

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

At the request of the Directors, the Adviser also provided supplemental data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser in an effort to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the Investment Management Agreement with respect to the Portfolios although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2008 and 2009 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 20, 2010 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Board’s Consideration of Investment Management Arrangement

economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below, as well as the new breakpoint for the Diversified Municipal Portfolio, but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ fee schedules except to amend the fee schedule for the Diversified Municipal Portfolio of the Fund by adding an additional breakpoint at $7 billion, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

ADVISORY FEE SCHEDULE
New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

3	Jones v. Harris at 11.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	On the balance	0.400%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio[5]	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)	09/30/09 Net Assets ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

5	As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

Portfolio	Total Expense Ratio 10/1/09-3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13 1.76 2.50 2.47	% % % %

International Portfolio	Private Client Class A Class B Class C	1.17 1.55 2.33 2.27	% % % %

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.96 1.71 1.67	% % % %

Intermediate Duration Portfolio	Private Client	0.56%

6	Annualized.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Portfolio	Total Expense Ratio 10/1/09-3/31/10[6]
Short Duration California Municipal Portfolio	Private Client	0.64%

Short Duration Diversified Municipal Portfolio	Private Client	0.60%

Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.87 1.60 1.58	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.54 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.59 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$ 4,860.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.406%	0.857%

International Portfolio	$ 2,096.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$ 1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.115%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$ 163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$ 633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$ 5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$ 145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

Short Duration Diversified Municipal Portfolio	$ 592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.143%	0.450%

Short Duration New York Municipal Portfolio	$ 273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institu-tional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$ 1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$ 5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$ 1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the

9	Group peers selected by Lipper from the 2010 Lipper 15(c) Report.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Portfolio	ITM Mutual Fund	Distributor	Fee
	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335	0.886

	Client #2	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.557

	Client #3	0.60% of average daily net assets	0.600

	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269

	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368

	Client #6	0.50% of average daily net assets	0.500

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)		Portfolio Advisory Fee (%)
	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369

	Client #9	0.36% of average daily net assets	0.360

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322

	Client #11	0.35% on the first $1 billion 0.325% on the balance	0.337

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee	0.199	[15]

Emerging Markets Portfolio	Client #14	– If account size is less than $65 million: 90 bp – If account size is greater than or equal to $65 million: 75 bp	0.750		1.115

	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468

	Client #16	0.475% of average daily net assets	0.475

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

15	Excludes the performance based fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)17 at the approximate current asset level of the subject Portfolio.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the

16	It should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

17	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

Portfolio	Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

23	The expense ratios are for the most recently completed fiscal year Private Client Class.

24	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/10 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

Portfolio	Amount Received
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.
26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

27	The Deli study was originally published in 2002 based on 1997 data.

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

Tax-Managed International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.18	7.75	6.65	10/12	187/283
3 year	-18.03	-13.60	-12.91	11/12	217/219
5 year	-2.05	0.71	1.63	10/10	177/177
10 year	1.52	0.29	0.46	3/8	30/98

International Portfolio
1 year	4.83	7.86	6.65	7/8	215/283
3 year	-17.81	-14.15	-12.91	7/8	215/219
5 year	-1.84	0.65	1.63	6/7	173/177
10 year	1.76	0.48	0.46	2/6	25/98

Emerging Markets Portfolio
1 year	23.95	24.24	23.84	10/15	142/291
3 year	-4.63	-4.60	-2.70	8/14	121/183
5 year	11.23	12.72	12.59	13/14	103/132
10 year	14.77	10.82	11.22	1/11	14/75

U.S. Government Short Duration Portfolio
1 year	3.60	3.86	4.13	9/15	48/68
3 year	4.56	5.22	5.19	12/15	44/64
5 year	4.22	4.64	4.64	13/15	44/61
10 year	4.57	4.71	4.78	7/11	32/48

Short Duration Plus Portfolio
1 year	6.58	7.70	7.14	16/19	115/176
3 year	2.89	5.19	4.95	18/19	131/158
5 year	3.40	4.85	4.74	17/18	107/125
10 year	4.21	4.89	4.84	14/15	65/78

28	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

29	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	15.95	15.05	13.49	7/15	123/419
3 year	8.03	7.13	7.76	5/15	151/344
5 year	6.18	5.73	5.96	4/13	106/278
10 year	6.57	6.92	6.82	8/10	115/174

Short Duration California Municipal Portfolio
1 year	3.24	6.13	4.86	6/7	13/14
3 year	3.98	4.88	4.01	6/7	8/13
5 year	3.58	4.10	4.13	5/6	7/8
10 year	3.46	4.56	4.56	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	3.23	4.29	4.14	11/15	36/56
3 year	3.94	4.12	3.99	11/14	27/46
5 year	3.62	3.75	3.71	10/14	26/43
10 year	3.67	3.85	3.90	5/7	15/21

Short Duration New York Municipal Portfolio
1 year	2.86	4.38	6.00	4/4	6/6
3 year	3.82	4.78	5.04	4/4	6/6
5 year	3.52	3.63	4.19	3/3	5/5
10 year	3.54	4.20	4.53	3/3	5/5

California Municipal Portfolio
1 year	8.74	9.33	9.03	3/4	15/25
3 year	5.64	5.33	5.30	2/4	7/23
5 year	4.43	4.32	4.39	2/4	4/23
10 year	4.84	5.19	4.94	3/3	14/18

Diversified Municipal Portfolio
1 year	7.30	9.01	8.80	10/11	84/99
3 year	5.82	5.75	5.82	3/11	43/87
5 year	4.49	4.50	4.61	7/11	52/74
10 year	5.06	5.39	5.44	9/9	46/50

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	7.53	8.00	7.73	3/4	13/19
3 year	5.82	5.87	5.90	4/4	13/17
5 year	4.52	4.51	4.53	2/4	10/17
10 year	5.06	5.29	5.43	2/2	11/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22,1992

International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

31	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

33	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

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International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

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Global & International

Global Growth Fund

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Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

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Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

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Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

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Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

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AllianceBernstein Income Fund

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The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

AllianceBernstein Family of Funds

NOTES

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0311

SEMI-ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

March 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 19, 2011

Semi-Annual Report

On the following pages, you will find the 2011 Semi-Annual Report for the AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”). The Semi-Annual Report covers the six-month period ended March 31, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

With respect to the market in general, stock returns during the six-month period ended March 31, 2011 continued the rebound that began in 2009. Bond returns were modestly negative in the fourth quarter of 2010 as concerns surfaced about potential rising rates and also about credit quality in the municipal markets in particular. Bonds posted modestly positive returns in the first quarter of 2011.*

The natural disaster in Japan, European sovereign debt concerns and political turbulence in the Middle East are clearly presenting headwinds to the global economic expansion. Even with an elevated oil price and potential production disruptions, we still expect the global economy to grow in 2011 with the greatest acceleration in the emerging markets. In the U.S., the business expansion appears to be gaining strength and hiring rates are all up. In spite of geopolitical turbulence, company fundamentals have improved. While near-term risks remain, AllianceBernstein L.P. (the “Adviser”) sees opportunity across the investing markets.

Should you have any questions about your investments in the Portfolios, please call AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the Intermediate California and Intermediate

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

New York Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the opinion of AllianceBernstein (the “Adviser”), these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate Diversified Portfolio may invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in Adviser’s opinion, these securities will enhance the after-tax return for investors. The Intermediate Diversified Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

The Portfolios may use derivatives, such as options, futures, forwards and swaps.

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and Portfolio returns shown reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital 5-Year General Obligation (GO) Municipal Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. For the both six- and 12-month periods ended March 31, 2011, the Lipper California Intermediate Municipal Debt Funds Average consisted of 38 funds. For the six- and 12-month periods ended March 31, 2011, the Lipper Intermediate Municipal Debt Funds Average consisted of 175 and 167 funds, respectively. For the six- and 12-month periods ended March 31, 2011, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 32 and 31 funds, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Liquidity risks involve the difficulty of purchasing or selling a security at an advantageous time or price. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED MARCH 31, 2011

	NAV Returns
ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	-2.10%	2.04%

Class B*	-2.44%	1.32%

Class C	-2.44%	1.33%

Barclays Capital 5-Year General Obligation Municipal Index	-1.05%	3.17%

Lipper California Intermediate Municipal Debt Funds Average	-3.07%	1.71%

	NAV Returns
ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	-1.61%	2.00%

Class B*	-2.03%	1.26%

Class C	-1.96%	1.29%

Barclays Capital 5-Year General Obligation Municipal Index	-1.05%	3.17%

Lipper Intermediate Municipal Debt Funds Average	-2.48%	2.08%

	NAV Returns
ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	-1.74%	2.01%

Class B*	-2.11%	1.21%

Class C	-2.09%	1.22%

Barclays Capital 5-Year General Obligation Municipal Index	-1.05%	3.17%

Lipper New York Intermediate Municipal Debt Funds Average	-2.94%	1.30%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.95%	3.34%
1 Year	2.04%	-1.04%
5 Years	3.55%	2.93%
Since Inception*	3.17%	2.83%

Class B Shares			1.29%	2.21%
1 Year	1.32%	-1.62%
5 Years(a)	2.83%	2.83%
Since Inception*	2.70%	2.70%

Class C Shares			1.30%	2.23%
1 Year	1.33%	0.35%
5 Years	2.83%	2.83%
Since Inception*	2.46%	2.46%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	-1.04%
5 Years	2.93%
Since Inception*	2.83%

Class B Shares
1 Year	-1.62%
5 Years(a)	2.83%
Since Inception*	2.70%

Class C Shares
1 Year	0.35%
5 Years	2.83%
Since Inception*	2.46%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.87%, 1.61% and 1.58% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.74%	2.68%
1 Year	2.00%	-1.09%
5 Years	3.70%	3.07%
Since Inception*	3.37%	3.03%

Class B Shares			1.04%	1.60%
1 Year	1.26%	-1.69%
5 Years(a)	2.98%	2.98%
Since Inception*	2.89%	2.89%

Class C Shares			1.09%	1.68%
1 Year	1.29%	0.30%
5 Years	2.98%	2.98%
Since Inception*	2.65%	2.65%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	-1.09%
5 Years	3.07%
Since Inception*	3.03%

Class B Shares
1 Year	-1.69%
5 Years(a)	2.98%
Since Inception*	2.89%

Class C Shares
1 Year	0.30%
5 Years	2.98%
Since Inception*	2.65%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.79%, 1.53% and 1.50% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.70%	2.87%
1 Year	2.01%	-1.06%
5 Years	3.68%	3.06%
Since Inception*	3.40%	3.05%

Class B Shares			1.01%	1.71%
1 Year	1.21%	-1.76%
5 Years(a)	2.95%	2.95%
Since Inception*	2.91%	2.91%

Class C Shares			1.04%	1.76%
1 Year	1.22%	0.24%
5 Years	2.96%	2.96%
Since Inception*	2.68%	2.68%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	-1.06%
5 Years	3.06%
Since Inception*	3.05%

Class B Shares
1 Year	-1.76%
5 Years(a)	2.95%
Since Inception*	2.91%

Class C Shares
1 Year	0.24%
5 Years	2.96%
Since Inception*	2.68%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.85%, 1.59% and 1.55% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$979.02	$4.44
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53
Class B
Actual	$1,000	$975.59	$7.88
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.05
Class C
Actual	$1,000	$975.58	$7.88
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.05

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$983.88	$3.91
Hypothetical (5% return before expenses)	$1,000	$1,020.99	$3.98
Class B
Actual	$1,000	$979.67	$7.50
Hypothetical (5% return before expenses)	$1,000	$1,017.35	$7.64
Class C
Actual	$1,000	$980.41	$7.36
Hypothetical (5% return before expenses)	$1,000	$1,017.50	$7.49

Intermediate New York Municipal

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$982.56	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,020.79	$4.18
Class B
Actual	$1,000	$978.94	$7.75
Hypothetical (5% return before expenses)	$1,000	$1,017.10	$7.90
Class C
Actual	$1,000	$979.10	$7.55
Hypothetical (5% return before expenses)	$1,000	$1,017.30	$7.70
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.90%	1.60%	1.60%
Intermediate Diversified Municipal	0.79%	1.52%	1.49%
Intermediate New York Municipal	0.83%	1.57%	1.53%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,108.5

*	All data are as of March 31, 2011. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Advisor. The Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,563.9

*	All data are as of March 31, 2011. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Advisor. The Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.4% in 22 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,850.9

*	All data are as of March 31, 2011. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Advisor. The Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 0.4% in 7 different states.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.7%
Long-Term Municipal Bonds – 96.7%
California – 83.9%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,048,140
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	2,110	2,112,469
Azusa CA USD GO AGM 5.00%, 7/01/24	2,320	2,368,790
Bay Area Infra Fin Auth (California St Acceleration Nts) NPFGC-RE 5.00%, 8/01/17	32,350	32,549,276
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/22	39,845	43,271,195
Series 2006 F 5.00%, 4/01/20	5,250	5,602,642
Series F 5.00%, 4/01/12	2,910	3,040,484
California Dept Wtr Res Cen Vy 5.00%, 12/01/16 (Pre-refunded/ETM)	380	432,220
AGM Series W 5.25%, 12/01/22 (Pre-refunded/ETM)	260	268,070
FGIC 5.25%, 12/01/18 (Pre-refunded/ETM)	65	71,419
NPFGC 5.00%, 12/01/16	6,960	7,723,512
5.00%, 12/01/16 (Pre-refunded/ETM)	60	68,361
NPFGC-RE 5.25%, 12/01/18	4,935	5,365,579
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,600	27,746,307
6.00%, 5/01/13 (Pre-refunded/ETM)	2,760	2,956,098
Series 2010 5.00%, 5/01/13	5,830	6,305,786
AGM 5.00%, 5/01/17	21,050	23,731,770
California Dept Wtr Res Wtr 5.50%, 5/01/13 (Pre-refunded/ETM)	4,125	4,396,013
AMBAC 5.50%, 5/01/13	2,065	2,180,826
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/12-2/01/14	33,625	36,011,732

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	$10,715	$11,643,240
Series A 5.00%, 7/01/18-7/01/20	33,000	35,978,625
5.25%, 7/01/12-7/01/14	8,270	8,881,548
NPFGC 5.00%, 7/01/15	4,390	4,786,461
NPFGC Series A 5.00%, 7/01/12	1,590	1,669,913
5.25%, 7/01/13	8,420	9,149,425
California GO NPFGC 5.00%, 8/01/24	50	50,008
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,895	2,911,617
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,105,180
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,653,091
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,050,532
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21-4/01/22	10,825	11,400,156
Series 2009E 5.00%, 4/01/23	1,950	2,016,144
NPFGC-RE 5.00%, 6/01/15-9/01/16	4,555	5,068,218
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	755	801,538
California State Univ AMBAC Series B 5.00%, 11/01/14	3,575	3,979,547
NPFGC-RE Series A 5.00%, 11/01/24	1,570	1,576,060

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	$35,305	$37,558,871
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,095	1,097,650
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,530,736
California Statewide CDA (Southern CA Edison Co.) XLCA Series B 4.10%, 4/01/28	14,055	14,422,538
California Statewide CDA COP AMBAC 5.60%, 10/01/11 (Pre-refunded/ETM)	14,700	15,069,264
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,456,589
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,081,549
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,414,827
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	840	852,541
NPFGC 5.50%, 11/01/18	1,000	1,010,660
NPFGC Series A 5.50%, 11/01/17	1,270	1,283,551
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,352,647
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,132,915
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24	1,230	1,248,758
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	1,974,746

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	$16,765	$18,421,717
6.25%, 6/01/33 (Pre-refunded/ETM)	22,070	23,828,758
6.75%, 6/01/39 (Pre-refunded/ETM)	12,235	13,736,969
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	11,224,678
AMBAC Series B 5.00%, 6/01/38 (Pre-refunded/ETM)	3,450	3,745,044
Golden St Tobacco Sec CA (California Tobacco Sec/st App) AMBAC Series A 5.00%, 6/01/20	10,970	10,850,317
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,293,727
Industry CA GO 5.00%, 7/01/17	3,655	3,978,943
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12-4/01/13	4,730	4,855,203
5.50%, 4/01/14	1,320	1,391,188
Kern CA HSD GO 7.10%, 8/01/11 (Pre-refunded/ETM)	1,000	1,021,880
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Pre-refunded/ETM)	705	792,737
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,251,261
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13-12/01/14	7,505	7,681,439
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,778,805
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/24	13,110	14,066,717
Series B 5.00%, 5/15/21	6,500	7,121,920
Long Beach CA USD GO 5.00%, 8/01/15-8/01/16	7,850	8,825,896
Series 2008A 5.00%, 8/01/18	9,845	11,000,015
Series A 5.00%, 8/01/25	1,000	1,046,200

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23-5/15/25	$25,915	$26,994,048
Series A 5.00%, 5/15/13	4,000	4,253,600
5.25%, 5/15/23-5/15/24	15,955	16,884,535
5.50%, 5/15/14-5/15/17	14,490	16,022,021
Los Angeles CA Dept W&P Pwr Series 2001A-2 5.375%, 7/01/18 (Pre-refunded/ETM)	2,310	2,338,251
AGM Series A 5.25%, 7/01/18	2,040	2,056,177
NPFGC Series 2001A-2 5.375%, 7/01/18	2,690	2,714,076
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,380,797
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16	3,240	3,464,759
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,519,985
AMBAC Series B 5.00%, 7/01/12	2,330	2,455,727
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	13,901,135
NPFGC Series A 5.00%, 7/01/11	2,200	2,224,178
5.25%, 7/01/12	1,865	1,972,573
NPFGC Series A-2 5.00%, 7/01/20	11,000	11,437,360
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC Series A 5.00%, 12/01/11	3,605	3,682,399
NPFGC-RE Series A 5.00%, 9/01/12-9/01/13	20,480	21,529,716
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12-7/01/13	4,715	5,006,482
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,107,352
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,762,116

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.75%, 7/01/21	$3,660	$4,271,434
NPFGC Series B-3 5.00%, 10/01/18	3,410	3,730,165
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,818,256
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	5,865,984
Oakland CA USD GO NPFGC 5.00%, 8/01/11-8/01/13	7,070	7,244,183
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/11-7/01/13	21,070	22,415,202
Orange Cnty CA Santn COP 5.00%, 2/01/18-2/01/19	9,155	10,265,138
Series 2009A 5.00%, 2/01/20	1,890	2,079,718
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,366,370
Port of Oakland CA Series 2007C 5.00%, 11/01/18	1,900	2,021,220
Rancho CA Wtr Dist Fin Auth AGM Series A 5.50%, 8/01/12	1,075	1,092,093
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25	2,275	2,311,719
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,110,780
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,326,634
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	312,669
San Bernardino Cnty CA COP (San Bernardino Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,495	7,691,219

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	$8,520	$9,141,449
Series 2009 B 5.00%, 5/15/18	20,615	22,971,501
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,303,824
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,199,520
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	2,912,356
San Diego Cnty CA Wtr Auth COP AGM Series 2008A 5.00%, 5/01/24	4,860	5,020,526
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15	14,690	16,115,224
5.25%, 5/01/18	4,655	4,910,466
Series 2009C-2 5.00%, 5/01/16	11,520	12,636,173
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,442,513
San Francisco City/Cnty CA Pub Util Wtr NPFGC 5.25%, 10/01/14	5,245	5,653,690
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC 6.00%, 8/01/15	670	689,149
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,195,153
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,078,160
Santa Clara CA Redev Agy (Bayshore North Proj) NPFGC 5.00%, 6/01/15	1,000	1,000,580
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,868

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20(a)	$5,430	$5,853,655
Southern CA Pub Pwr Auth 5.00%, 7/01/22	4,000	4,271,120
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2010-1 5.00%, 7/01/25	8,235	8,327,397
Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	1,185	1,333,812
Univ of California Series 2009Q 5.25%, 5/15/22	3,510	3,791,046
AGM Series J 5.00%, 5/15/16	6,330	7,086,055
NPFGC Series K 5.00%, 5/15/13	6,460	6,967,304
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	16,900,006
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,106,042

		930,470,908

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	405	390,764

Colorado – 0.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	250	271,990

Florida – 4.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	780,407
Chapel Creek FL CDD 5.20%, 5/01/11(b)(c)	1,590	540,600
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,055,080

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dupree Lakes CDD FL 6.83%, 11/01/15	$290	$272,614
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(b)(c)	635	209,550
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	6,760	7,311,616
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,040	18,249,667
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	320	278,400
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,397,648
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,147,186
New River CDD FL 1.00%, 5/01/18-5/01/38(c)	1,080	420,038
Series 2010A1 1.00%, 5/01/38(c)	245	147,514
Series 2010B1 1.00%, 5/01/15(c)	235	192,470
Series B 5.00%, 5/01/13(b)(c)	405	4
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,174,200
Paseo CDD FL 5.00%, 2/01/11(b)(c)	665	199,500
Series B 4.875%, 5/01/10(b)(c)	670	201,000
Six Mile Creek CDD FL 5.50%, 5/01/17(c)	950	294,500
Sterling Hill CDD FL Series B 5.50%, 11/01/10(b)(c)	165	125,400
Venetian CDD FL Series B 5.95%, 5/01/12	120	118,931

		48,116,325

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.3%
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/12	$1,270	$1,297,953
5.50%, 7/01/16	1,500	1,538,565

		2,836,518

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,662,658
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	559	522,413

		3,185,071

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	3,200	128,000

Massachusetts – 0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	4,830	5,166,989

Nevada – 1.2%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,691,101
NPFGC 5.50%, 6/15/12	7,165	7,557,355
Clark Cnty NV SID #142 (Clark Cnty NV SID#142 Mtns Edg) 5.30%, 8/01/11	1,865	1,868,655
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	315	192,289

		13,309,400

North Carolina – 0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,607,489
Series C 5.30%, 1/01/15	3,580	3,759,394

		6,366,883

Ohio – 1.2%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	10,350	10,729,431

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	$2,360	$2,046,521

		12,775,952

Pennsylvania – 0.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	1,605	1,291,496

Puerto Rico – 4.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22	13,550	13,500,086
Series W 5.50%, 7/01/17	3,940	4,283,607
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,753,880
Series A 5.00%, 7/01/30	3,230	3,292,791
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,061,413
NPFGC Series 2009 4.75%, 12/01/15	5,500	5,566,715
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Pre-refunded/ETM)	5	5,306
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,747,716
Series C 5.25%, 7/01/11	1,015	1,025,049
5.50%, 7/01/12	1,135	1,180,775
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	8,365	8,510,300

		43,927,638

South Carolina – 0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(b)(c)	1,628	569,800

Texas – 0.1%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,220,510

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	$768	$853,424
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	914	697,163

		1,550,587

Total Investments – 96.7% (cost $1,055,717,735)		1,071,578,831
Other assets less liabilities – 3.3%		36,968,211

Net Assets – 100.0%		$1,108,547,042

(a)	When-Issued or delayed delivery security.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

As of March 31, 2011, the Fund held 36.6% of net assets in insured bonds (of this amount 4.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

DOT – Department of Transportation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HSD – High School District

ID – Improvement District

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

SID – Special Improvement District

SSA – Special Services Area

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.4%
Long-Term Municipal Bonds – 96.4%
Alabama – 2.8%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	$86,830	$97,510,794
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) 6.00%, 7/01/21-7/01/22	10,070	11,023,589
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	14,101,358
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	7,725	8,174,054
FGIC Series 02B 5.00%, 2/01/41 (Pre-refunded/ETM)	12,105	12,833,479
FGIC Series D 5.00%, 2/01/42 (Pre-refunded/ETM)	5,900	6,255,062

		149,898,336

Arizona – 1.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.25%, 2/01/42(a)	18,025	15,818,920
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,905,070
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,811,677
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,929,573
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,641,930
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,550	1,543,196
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20-7/01/25	26,890	27,651,089
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,536,050

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	$5,000	$5,559,500
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,300	2,172,166
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,245	1,201,238
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,392,362

		95,162,771

California – 8.3%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,770	225,468,369
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 A 5.00%, 7/01/19	16,765	18,525,325
Series 2009A 5.25%, 7/01/21	2,660	2,891,260
Series A 5.00%, 7/01/20	5,675	6,115,096
5.25%, 7/01/12	13,375	14,093,371
California GO 5.00%, 8/01/14-5/01/17	33,740	36,841,525
Series 2008 5.00%, 4/01/18	5,000	5,507,000
Series 2009 5.25%, 10/01/20	5,085	5,504,462
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	60,165	64,005,934
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	999,930
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,529,722
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,480,800

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	$24,415	$25,855,540
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,055,390
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	800	844,272
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22-5/01/23	10,295	10,655,707
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,056,310
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	13,130,490

		444,560,503

Colorado – 2.2%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	305	247,550
Broomfield CO COP 5.00%, 12/01/16-12/01/20	13,710	15,132,273
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	9,370,987
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	20,577,283
Series A-1 5.00%, 11/15/11-11/15/12	37,960	39,726,785
5.25%, 11/15/13	11,305	12,183,964
Mun Subdist No Co. Wtr Dist AMBAC Series J 5.00%, 12/01/13	7,295	7,877,797
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	2,618,476
5.25%, 1/15/24-7/15/24	7,745	7,076,280

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(b)(c)	$2,185	$983,250

		120,403,445

Connecticut – 0.2%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) AGM Series B 5.375%, 10/01/13	4,795	4,903,511
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,267,474

		8,170,985

Delaware – 0.1%
Delaware Trnsp Auth NPFGC 5.00%, 7/01/11	3,680	3,721,437

District of Columbia – 0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,497,943
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	430	430,142
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,939,699
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	13,063,952
Series 2008A 5.50%, 10/01/14	4,140	4,590,515
Series 2010B 5.00%, 10/01/13	3,325	3,585,381
Series A 5.50%, 10/01/12-10/01/18	11,910	13,038,097
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,890,324

		45,036,053

Florida – 8.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,458,537
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	760	758,206

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Pre-refunded/ETM)	$5,000	$5,282,000
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	7,190	7,680,276
Chapel Creek FL CDD Series B 5.25%, 5/01/15(b)(c)	3,660	1,244,400
Citizens Ppty Ins Corp. FL Series A-1 5.00%, 6/01/11	46,820	47,135,567
NPFGC Series A 5.00%, 3/01/14-3/01/16	103,100	107,876,010
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,451,400
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,449,540
Dupree Lakes CDD FL 6.83%, 11/01/15	240	225,612
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,385	927,687
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	1,190	1,093,610
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	180,984
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	590	640,693
Series A 5.00%, 6/01/12-1/01/16	44,370	48,500,888
Series B 5.00%, 1/01/12-1/01/16	18,220	19,342,747
Series D 5.00%, 6/01/12	4,610	4,848,153
NPFGC-RE Series G 5.25%, 6/01/11	2,125	2,141,193
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17	3,740	3,936,425
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,327,572

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series A 5.00%, 7/01/13-7/01/14	$12,095	$13,166,514
NPFGC Series B 5.00%, 7/01/15	6,095	6,755,820
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,742,970
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,682,718
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,229,800
Series A 5.00%, 7/01/11	32,320	32,659,360
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,716,572
NPFGC-RE Series A 5.00%, 7/01/11	1,020	1,031,036
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,969
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	3,545	1,418,000
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	2,966,791
Series 2009B 5.00%, 10/01/15	5,780	6,277,138
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	885	769,950
5.00%, 11/01/11(b)(c)	6,810	2,247,300
Live Oak CDD FL Series 2010 7.36%, 11/01/20	3,005	3,000,673
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	6,983,150
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,526,362
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,645,680

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	$3,730	$3,348,869
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,615	1,585,429
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,860,087
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	250	231,240
Series 2010A-2 6.125%, 5/01/35(b)(d)	535	367,138
Series 2010B 5.125%, 5/01/17(b)(d)	1,225	993,830
Series 4B 5.125%, 5/01/09(b)(c)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,850	3,161,042
Paseo CDD FL 5.00%, 2/01/11(b)(c)	2,015	604,500
Series B 4.875%, 5/01/10(b)(c)	4,180	1,254,000
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,080,480
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,548,528
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,728,913
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(b)	990	425,700
Series B-2 5.125%, 5/01/13(b)	2,935	1,262,079
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17-10/01/18	8,110	8,414,356
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,189,905
Tampa Hillsboro Cnty FL Expwy Auth 5.00%, 7/01/12	8,575	9,023,435

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Venetian CDD FL Series B 5.95%, 5/01/12	$225	$222,995
Verano CDD FL Series B 5.00%, 11/01/12-11/01/13	4,485	3,454,727
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,370	1,173,391
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,197,636

		446,499,583

Georgia – 3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18-1/01/19	9,260	9,919,672
5.25%, 1/01/20	6,500	6,960,135
5.50%, 1/01/21	7,500	8,116,350
5.75%, 1/01/22-1/01/23	20,000	21,767,450
Series 2101C 5.875%, 1/01/24	2,840	3,063,593
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	23,420,432
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,683,796
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,500	47,200,860
AGM Series A 5.25%, 1/01/14	4,230	4,621,740
NPFGC Series A 5.25%, 1/01/14-11/01/21	6,625	7,035,520
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,042,771
Series A 5.00%, 3/15/16-3/15/17	14,900	15,802,504
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12-3/15/13	8,905	9,190,432

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12-7/01/13	$11,630	$12,540,921

		173,366,176

Guam – 0.1%
Guam GO Series 2009A 5.75%, 11/15/14	3,285	3,393,766
Guam Wtrworks Auth COP Series 05 5.00%, 7/01/13	1,345	1,381,584

		4,775,350

Hawaii – 1.6%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,517,466
AGM Series CX 5.50%, 2/01/17	4,055	4,194,776
5.50%, 2/01/21 (Pre-refunded/ETM)	1,070	1,115,293
AMBAC 5.00%, 7/01/15	9,130	10,348,946
AMBAC Series DG 5.00%, 7/01/14	37,695	42,180,328
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	7,493,524
Series 2010A 5.00%, 7/01/24	16,500	17,566,230

		84,416,563

Illinois – 3.9%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	3,390	2,416,799
Chicago IL GO AGM Series A 5.00%, 1/01/12	5,760	5,915,693
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,339,120
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	6,882,883
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,468,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	$900	$893,565
Chicago IL Trnsp Auth Fed GAN (Chicago IL Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,639,549
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,483,317
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)	5,078	3,059,800
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	9,858,045
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,497,124
Illinois Dev Fin Auth (Adventist Health Sys/sunbelt) NPFGC Series B 5.002%, 1/01/19(e)	5,730	5,409,578
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,061,087
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,200	2,204,356
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,905,570
Illinois GO 5.00%, 1/01/13	1,510	1,572,469
Series 2006A 5.00%, 6/01/15	4,875	5,136,007
Series 2010 5.00%, 1/01/17-1/01/19	43,205	44,439,117
AGM 5.00%, 9/01/14	5,550	5,886,330
AGM Series A 5.25%, 10/01/13	7,785	8,240,422
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,180,435
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	17,164,008

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.25%, 4/01/11-10/01/21	$8,275	$8,277,210
NPFGC Series B 5.00%, 3/01/15	5,000	5,155,050
Illinois Sales Tax Series Q 6.00%, 6/15/12	2,335	2,401,010
Matteson IL GO 8.00%, 12/01/29(d)	19,775	14,087,117
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,237	1,156,038
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	5,645,543
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,109,839
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,257,265
Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Pre-refunded/ETM)	2,375	2,419,793
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,374,444

		211,536,583

Indiana – 0.4%
Allen Cnty IN Juv Justice Ctr AMBAC 5.50%, 1/01/18 (Pre-refunded/ETM)	1,575	1,650,017
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,119,462
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	2,325	2,405,352
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,285	6,772,905

		18,947,736

Kansas – 0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	13,997,514

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	$11,960	$13,170,530

		27,168,044

Kentucky – 0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,620,150
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13-3/01/14	7,970	8,572,268

		14,192,418

Louisiana – 2.3%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	4,025	161,000
De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	4,700	4,889,598
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	3,450	3,801,589
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,688,541
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(b)(c)	9,814	4,121,880
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,790	20,725,123
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,868,748
Louisiana GO AGM Series C 5.00%, 5/01/13-5/01/14	21,545	23,591,326
AMBAC Series A 5.00%, 10/15/12	11,965	12,773,954
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	500	470,795

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Loc Govt Envrn Fac & CDA (LCTCS Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	$16,045	$16,681,314
Louisiana St Office Facs Corp. (Louisiana Lease St off Bldg) 5.00%, 3/01/13-3/01/17	11,785	12,581,949
Series 2009 5.00%, 3/01/18	1,885	2,007,054
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,846,974
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	5,943,430
Orange Grove CDD LA 5.30%, 11/01/21(b)	1,745	1,227,765
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,059,560

		124,440,600

Massachusetts – 2.1%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	3,600	3,802,572
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	365	381,400
Massachusetts GO Series B 5.00%, 8/01/12	17,750	18,803,640
Series C 5.00%, 5/01/12	8,175	8,574,185
AGM Series 2006C 2.512%, 11/01/19(e)	1,815	1,684,992
NPFGC Series 2004 5.50%, 12/01/19	7,720	9,091,149
NPFGC Series D 5.375%, 8/01/22 (Pre-refunded/ETM)	2,495	2,654,056
5.375%, 8/01/22 (Pre-refunded/ETM)	110	117,013
5.50%, 11/01/12	20,050	21,604,677
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12-7/01/17	21,980	22,976,960

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	$2,820	$3,548,801
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series B 5.25%, 8/01/14	60	65,127
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	19,962,228

		113,266,800

Michigan – 1.8%
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Pre-refunded/ETM)	5,155	5,213,715
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Pre-refunded/ETM)	3,515	3,708,958
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009I 5.00%, 10/15/12-10/15/15	25,160	26,831,642
NPFGC Series 2004 5.375%, 10/01/13	1,805	1,938,516
Michigan COP NPFGC 5.375%, 9/01/19 (Pre-refunded/ETM)	4,775	4,872,744
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,668,415
Michigan Trunk Line Spl Tax Series 2009 5.00%, 11/01/19-11/01/23	11,510	12,507,932
AGM Series 05B 5.00%, 9/01/11	5,130	5,224,854
AGM Series A 5.50%, 11/01/18 (Pre-refunded/ETM)	1,110	1,143,167
AGM Series B 5.00%, 9/01/13	2,055	2,225,298
NPFGC-RE 5.00%, 11/01/12	4,130	4,408,527
5.25%, 11/01/13	5,000	5,473,950

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	$5,000	$5,226,950
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	14,100	14,902,976

		97,347,644

Minnesota – 0.3%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,175	2,342,562
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,503,661
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,652,995
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,537,126
5.75%, 11/15/21	1,750	1,659,350

		16,695,694

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,014,725
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,705,476

		9,720,201

Nevada – 4.1%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,877,035
5.25%, 7/01/17	16,695	18,211,407
Series A 5.00%, 7/01/13-7/01/14	8,280	8,860,450
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/24	9,060	9,089,626
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	9,125,489

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series B 5.00%, 6/01/12-6/01/13	$12,325	$13,077,140
AMBAC 5.00%, 11/01/15-11/01/16	17,095	19,028,392
AMBAC Series A 6.50%, 6/01/17	1,760	2,072,400
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14-7/01/16	26,370	28,788,250
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,217,450
AGM 5.50%, 6/15/12	13,425	14,168,476
AGM Series C 5.00%, 6/15/19	22,380	23,840,519
5.25%, 6/15/13	8,800	9,515,528
NPFGC Series C 5.00%, 6/15/13	5,595	6,019,828
NPFGC Series D 5.25%, 6/15/12	5,000	5,262,050
NPFGC-RE Series A 5.00%, 6/15/17	27,880	30,020,905
5.25%, 6/15/14	5,505	6,066,620
Clark Cnty NV SID #142 (Clark Cnty NV SID#142 Mtns Edg) 5.30%, 8/01/11	1,500	1,502,940
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	183,662
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	970	592,127
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.15%, 6/01/11	1,980	1,980,396
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,052,998
Series 2009 B 5.00%, 5/01/14	1,790	1,967,765

		222,521,453

New Hampshire – 0.1%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,423,443

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 6.5%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17	$2,325	$2,665,333
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,365	7,849,813
New Jersey EDA (New Jersey Cigarette Tax) FGIC Series 4 5.00%, 6/15/11	4,690	4,720,673
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,503,118
NPFGC Series G 5.00%, 9/01/13-9/01/15	24,150	25,686,219
New Jersey EDA (New Jersey Market Transition) NPFGC Series 1A 5.00%, 7/01/11	11,795	11,911,652
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	59,429,975
New Jersey GO NPFGC 5.50%, 8/01/11 (Pre-refunded/ETM)	3,530	3,589,410
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	285,113
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,358,450
AMBAC Series A 5.50%, 12/15/13	7,415	8,051,504
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,610,957
NPFGC Series A 5.25%, 12/15/11-12/15/13	36,640	39,035,819
NPFGC Series B 5.25%, 12/15/14	14,605	15,980,937
NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	11,520	12,319,643
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,396,700

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	$14,770	$15,082,533
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	22,020	24,614,617
6.75%, 6/01/39 (Pre-refunded/ETM)	84,940	95,854,790

		346,947,256

New York – 8.5%
New York NY GO 5.00%, 8/01/16-8/01/17	10,730	12,088,005
5.25%, 8/01/16	17,165	19,548,875
Series 04G 5.00%, 8/01/12	21,110	22,322,558
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	19,789,794
Series 2010B 5.00%, 8/01/19	12,145	13,496,131
Series B 5.00%, 9/01/15	10,000	11,231,900
Series C 5.00%, 1/01/15-1/01/16	15,370	17,150,317
5.50%, 8/01/14	4,780	5,143,901
Series D 5.00%, 2/01/15-2/01/16	10,290	11,442,435
Series E 5.00%, 8/01/14-8/01/16	36,490	40,633,078
Series H 5.00%, 8/01/11	3,450	3,501,612
Series I 5.875%, 3/15/13	35	35,128
Series J 5.00%, 3/01/17	2,355	2,540,833
Series J-1 5.00%, 8/01/13	10,920	11,917,433
Series N 5.00%, 8/01/12	2,050	2,167,752
New York NY Trnsl Fin Auth 5.00%, 8/01/11 (Pre-refunded/ETM)	2,895	2,939,728
Series 2003 B 5.00%, 8/01/11 (Pre-refunded/ETM)	2,005	2,035,977
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	2,710	2,940,079
NPFGC 5.25%, 2/01/20	1,975	2,090,340
NPFGC Series 2003E 5.25%, 2/01/21	50	52,653

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series E 5.25%, 2/01/22	$4,685	$4,903,508
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	37,758,265
Series A 5.75%, 7/01/13	985	1,032,615
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,158
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,150	26,699,569
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	15,392,527
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,373,452
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	14,464,097
Series 2008 5.50%, 12/01/11	3,000	3,025,170
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,137,494
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	5,073,180
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	41,673,486
Series 2009 5.00%, 4/01/18	10,000	10,955,300
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,553,536
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,925	56,556,731

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	$5,935	$6,236,617
Series B-1C 5.50%, 6/01/14	15,005	15,054,667

		454,073,901

North Carolina – 3.3%
North Carolina Eastern Mun Pwr Agy Series 2009B 5.00%, 1/01/17	1,020	1,109,372
Series A 5.00%, 1/01/14-1/01/15	9,510	10,334,803
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,133,436
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	4,295	4,619,831
AGM Series A 5.00%, 2/01/13-2/01/15	22,430	24,579,897
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,958,507
5.50%, 1/01/12-1/01/13 (Pre-refunded/ETM)	10,585	11,087,280
Series 2003A 5.50%, 1/01/12	3,470	3,594,885
Series A 5.25%, 1/01/15-1/01/17	64,050	71,179,017
5.50%, 1/01/13	2,640	2,812,049
Series C 5.25%, 1/01/14-1/01/17	18,155	20,070,971
AMBAC Series A 5.25%, 1/01/15	5,490	5,800,020

		174,280,068

Ohio – 3.5%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,613,418
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,128,206
5.25%, 1/01/20	2,315	2,401,859
Cleveland OH Wtrworks NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,168,050

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	$3,900	$3,381,963
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19-12/01/24	93,725	101,066,091
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12-12/01/13	1,310	1,314,731
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,223,700
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,584,152
Ohio GO Series A 5.00%, 6/15/14	2,195	2,442,442
Series B 5.00%, 9/15/11	1,785	1,821,664
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,466,576
Ohio Wtr Dev Auth (First Energy Corp.) 2.75%, 6/01/33	30,345	30,494,904
Univ of Cincinnati OH 5.00%, 6/01/20-6/01/21	6,795	7,333,164
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,771,298

		188,212,218

Oklahoma – 0.8%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,274,003
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/11-5/15/12	39,075	40,357,365

		44,631,368

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 0.8%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	$5,190	$5,465,797
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	18,535	19,658,777
NPFGC Series B 5.25%, 5/01/14	1,775	1,845,716
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,403,623
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,552,885
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,190	1,243,252
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	5,004,754

		40,174,804

Pennsylvania – 5.2%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,595,699
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,663,160
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	50,989,110
Series B 5.00%, 6/15/18	8,200	8,538,086
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/12-11/15/13	7,865	7,427,898
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	405	397,633
Central Bucks PA SD GO NPFGC-RE 5.00%, 5/15/16	5,000	5,722,600

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania GO NPFGC 5.00%, 2/01/15	$4,965	$5,436,129
NPFGC-RE 5.50%, 2/01/14	5,310	5,954,262
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,370	5,741,013
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,604,208
Series 2009 B 5.00%, 6/01/16-6/01/20	50,040	53,237,208
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	6,576,899
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	28,488,111
5.25%, 6/15/22-6/15/23	20,310	20,251,214
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.82%, 4/26/14(a)	7,300	7,150,569
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	40,698,376
Series 2009 5.125%, 9/01/22	9,080	9,307,726
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,165	12,554,021

		278,333,922

Puerto Rico – 4.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,680	23,730,202
Series 2010ZZ 5.00%, 7/01/17	5,835	6,167,186
5.25%, 7/01/18	2,205	2,343,849
Puerto Rico GO Series A 5.00%, 7/01/30	26,560	27,076,326
5.25%, 7/01/11	2,135	2,156,136
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,510	3,708,947
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	16,099,358

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2003H 5.50%, 7/01/16	$5,415	$5,734,756
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	10,145	10,321,219
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	37,734,840
Series 2009A 5.375%, 8/01/20	50,000	52,474,500
5.50%, 8/01/23	4,410	4,567,393
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	14,132,964
Series Q 5.00%, 6/01/12-6/01/15	13,055	13,617,742

		219,865,418

Rhode Island – 0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,217,486
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,766,490
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,804,352
Rhode Island EDC (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,892,815

		23,681,143

South Carolina – 0.8%
Greenville Cnty SD SC Lease 5.00%, 12/01/11-12/01/15	18,600	20,153,204
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Pre-refunded/ETM)	5,285	5,525,362
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(b)(c)	3,726	1,304,100
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,324,682
Richland Cnty SC (International Paper Co.) Series A 4.60%, 9/01/12	6,350	6,557,010

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina Pub Svc Auth AGM Series D 5.25%, 1/01/14	$2,080	$2,219,651
NPFGC Series B 5.00%, 1/01/12	5,825	6,024,215

		44,108,224

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16-7/01/17	3,370	3,578,885
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,042,286

		5,621,171

Texas – 7.4%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,294,553
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,210,960
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/22	66,195	69,739,194
Series 2008 5.00%, 8/15/21	5,000	4,999,700
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,463,386
Conroe TX ISD GO 5.00%, 2/15/16	6,260	6,956,801
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,749,125
Series 2009A 5.00%, 11/01/15	6,415	7,086,201
AMBAC Series 2003A 5.50%, 11/01/14	2,000	2,143,880
Dallas TX GO 5.00%, 2/15/13	2,190	2,362,112
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	6,103,797
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,122,316

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	$1,920	$2,181,389
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,447,791
5.25%, 10/01/23 (Pre-refunded]/ETM)	5,255	5,970,416
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,158,272
5.25%, 10/01/24	10,340	10,870,442
5.375%, 10/01/18	920	936,256
Series 2010A 5.00%, 10/01/23-10/01/25	17,570	19,065,263
Houston TX Arpt Sys Series 2009A 5.00%, 7/01/21	2,090	2,206,664
Houston TX GO NPFGC Series A 5.00%, 3/01/12	5,000	5,210,000
5.25%, 3/01/14	10,040	11,200,624
NPFGC Series B 5.25%, 3/01/12 (Pre-refunded/ETM)	1,805	1,885,052
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	3,000	3,252,030
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,168,020
Lower Colorado River Auth TX 5.00%, 5/15/22-5/15/24	50,085	52,979,776
AGM Series 1999A 5.875%, 5/15/16	2,315	2,322,014
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,316,050
Plano TX GO 5.00%, 9/01/13	5,045	5,538,653
Retama TX Dev Corp. 8.75%, 12/15/13-12/15/15 (Pre-refunded/ETM)	7,105	8,830,499
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	1,965,559
San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/21	52,355	58,483,907
5.375%, 2/01/13	5,000	5,421,500
5.375%, 2/01/20 (Pre-refunded/ETM)	2,500	2,601,125
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,317,400

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	$1,160	$1,136,788
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Pre-refunded/ETM)	1,260	1,309,783
Texas A & M Univ Series 2009D 5.00%, 5/15/18	2,000	2,301,340
Texas GO Series A 5.50%, 10/01/12	1,055	1,080,088
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,230,072
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,537,500
Texas St Univ Sys 5.25%, 3/15/13 (Pre-refunded/ETM)	5,125	5,352,089
AGM 5.25%, 3/15/13	195	202,940
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(e)	7,880	7,895,524
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	17,010,139
Series 2007 5.00%, 4/01/24	8,380	8,951,097
Univ of Puerto Rico Series B 5.375%, 8/15/19 (Pre-refunded/ETM)	1,270	1,292,911
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,571,831

		396,432,829

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	2,263	2,514,713
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(b)	2,600	1,983,176

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norfolk VA GO NPFGC 5.00%, 3/01/14	$3,065	$3,403,070

		7,900,959

Washington – 7.8%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,098,727
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,531,245
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Pre-refunded/ETM)	4,505	4,557,876
Energy Northwest WA (Bonneville Power Admin) Series 2007 5.00%, 7/01/16	9,355	10,673,961
Series 2007C 5.00%, 7/01/16-7/01/17	9,895	11,295,188
Series 2008A 5.25%, 7/01/16	28,225	32,552,457
Series A 5.00%, 7/01/12-7/01/15	25,950	28,929,735
5.50%, 7/01/13	3,840	4,220,659
Series C 5.00%, 7/01/14-7/01/16	26,260	29,538,057
Series D 5.00%, 7/01/13	5,060	5,505,735
AMBAC Series A 5.00%, 7/01/18	5,040	5,524,445
NPFGC Series A 5.25%, 7/01/13	6,545	7,157,677
5.50%, 7/01/12	1,945	2,063,431
5.75%, 7/01/17-7/01/18	9,455	9,963,352
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	53,690	58,074,452
Port of Seattle WA 5.00%, 6/01/22	1,995	2,152,944
Series 2010C 5.00%, 2/01/17	2,590	2,805,669
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,035	10,922,495

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tacoma WA Elec Sys AGM 5.00%, 1/01/15	$20,945	$23,205,175
Washington St GO Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	55	60,205
5.00%, 7/01/13 (Pre-refunded/ETM)	5,000	5,282,000
Series 2003R 5.00%, 7/01/13	1,995	2,175,867
Series A 5.00%, 7/01/13	10,330	11,266,518
Series B 5.00%, 7/01/13	1,700	1,854,122
Series C 5.00%, 1/01/14-1/01/17	46,490	51,921,546
AGM 5.00%, 7/01/15	5,405	6,129,000
AGM Series 2007A 5.00%, 7/01/14	6,260	7,013,328
AGM Series B 5.00%, 7/01/13	5,785	6,312,187
AGM Series D 5.00%, 1/01/14	2,655	2,933,563
AMBAC 5.00%, 1/01/12-1/01/14	32,625	35,053,674
AMBAC Series A 5.00%, 1/01/14	8,810	9,729,324
AMBAC Series C 5.00%, 1/01/15-1/01/16	17,610	19,852,585
AMBAC Series E 5.00%, 1/01/13-1/01/14	8,775	9,576,123

		420,933,322

Wisconsin – 1.7%
Wisconsin GO AGM Series B 5.25%, 5/01/17 (Pre-refunded/ETM)	2,000	2,007,180
AMBAC Series 1 5.00%, 5/01/16	4,890	5,553,720
NPFGC Series 1 5.25%, 5/01/13	4,545	4,945,051
NPFGC Series 2 5.00%, 5/01/14	19,965	22,169,735
NPFGC Series A 5.00%, 5/01/13	12,570	13,612,053
NPFGC Series B 5.00%, 5/01/13	4,750	5,143,775

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series 3 5.25%, 5/01/13	$5,500	$5,984,110
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A 5.25%, 7/01/14-7/01/16	12,610	14,346,305
AMBAC Series B 5.00%, 7/01/13	4,270	4,654,129
NPFGC-RE 5.00%, 7/01/16	6,885	7,797,331
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,264,860

		88,478,249

Total Long-Term Municipal Bonds (cost $5,077,235,500)		5,172,946,670

Total Investments – 96.4% (cost $5,077,235,500)		5,172,946,670
Other assets less liabilities – 3.6%		190,904,837

Net Assets – 100.0%		$5,363,851,507

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$706,408

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Variable rate coupon, rate shown as of March 31, 2011.

As of March 31, 2011, the Portfolio held 29.5% of net assets in insured bonds (of this amount 7.4% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

CSD – Central/Community School District

DOT – Department of Transportation

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GAN – Grant Anticipation Note

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

ISD – Independent School District

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

PFC – Passenger Facility Charge

RTA – Regional Transportation Authority

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SRF – State Revolving Fund

SSA – Special Services Area

TRAN – Tax & Revenue Anticipation Note

UPMC – University of Pittsburgh Medical Center

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.8%
Long-Term Municipal Bonds – 97.8%
New York – 74.5%
Albany Cnty Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$13,957,945
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	405	421,953
Erie Cnty NY IDA (Buffalo NY SD) AGM 5.00%, 5/01/14	1,120	1,225,235
5.75%, 5/01/24	1,520	1,584,965
AGM Series A 5.00%, 5/01/16	1,210	1,344,104
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	3,085	3,410,776
NPFGC Series D 5.00%, 9/01/12	10,115	10,687,003
NPFGC Series F 5.00%, 5/01/13-5/01/16	34,590	37,839,310
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	11,165,518
Series 2010G 5.00%, 11/15/21	9,305	9,768,110
5.25%, 11/15/22-11/15/23	25,075	26,368,289
Series B 5.00%, 11/15/16-11/15/17	6,645	7,294,868
AMBAC Series A 5.50%, 11/15/18	5,325	5,494,441
AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	535	536,530
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	7,952,769
NPFGC Series A 5.00%, 11/15/11	1,865	1,917,071
5.25%, 11/15/13	2,660	2,926,692
NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	12,965	14,545,633
Nassau Cnty NY GO Series 2009 F 5.00%, 10/01/11	1,335	1,360,979

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series A 6.00%, 7/01/11	$1,000	$1,011,850
NPFGC-RE Series A 6.00%, 7/01/12-7/01/13	2,000	2,157,940
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,123,472
AMBAC Series B 5.00%, 11/15/14	3,595	3,931,456
AMBAC Series H 5.25%, 11/15/13	1,745	1,937,090
New York Bridge Auth 5.00%, 1/01/17	4,575	4,670,938
New York NY GO 5.00%, 8/01/13-8/01/18	24,085	26,628,546
5.25%, 9/01/14-9/01/16	23,140	26,185,691
5.50%, 8/01/13	8,055	8,683,371
Series 04G 5.00%, 8/01/12	3,910	4,134,590
Series 2005M 5.00%, 4/01/12	8,140	8,506,767
Series A 5.25%, 8/01/17	5,705	6,081,929
Series C 5.00%, 1/01/16	4,410	4,935,231
5.50%, 8/01/14	6,870	7,393,013
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,116,650
Series E 5.00%, 8/01/16	5,500	6,195,640
Series F 5.25%, 8/01/16	1,565	1,586,503
Series G 5.00%, 8/01/11	1,000	1,014,960
Series H 5.00%, 8/01/11	1,080	1,096,157
Series I 5.00%, 8/01/14	2,700	3,001,374
AGM 5.25%, 8/01/12-8/01/14	13,615	14,548,029
NPFGC 5.00%, 8/01/16	2,350	2,549,397
5.75%, 8/01/11	7,570	7,701,491
NPFGC-RE 5.00%, 8/01/13	2,750	3,001,185
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	10,991,851

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(a)	$3,375	$2,193,750
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/22	40,390	43,891,072
Series 2001D 5.50%, 6/15/17 (Pre-refunded/ETM)	690	703,931
5.50%, 6/15/17	1,770	1,805,913
Series FF 5.00%, 6/15/25	24,730	26,243,971
New York NY Trnsl Fin Auth 5.00%, 11/01/11-11/01/15	52,775	57,525,387
5.25%, 8/01/14-2/01/21	4,930	5,338,404
5.25%, 5/01/17 (Pre-refunded/ETM)	1,000	1,003,640
5.25%, 2/01/20 (Pre-refunded/ETM)	2,770	3,005,173
Series 02A 5.50%, 11/01/26(b)	18,050	18,555,400
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	2,131,829
Series C 5.25%, 2/01/13	5,010	5,419,117
NPFGC 5.25%, 2/01/20	3,655	3,868,452
NPFGC Series 2003E 5.25%, 2/01/21	35	36,857
NPFGC-RE 5.00%, 11/01/13	18,405	20,230,224
5.50%, 11/01/13	7,075	7,595,791
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	25,963,280
New York St Dormitory Auth 5.375%, 7/01/19 (Pre-refunded/ETM)	1,400	1,486,338
FGIC 5.50%, 7/01/17 (Pre-refunded/ETM)	1,640	1,660,549
5.50%, 7/01/20 (Pre-refunded/ETM)	1,000	1,012,530
NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,108,960
New York St Dormitory Auth (AIDS Long-term Hlth Care Loan Pool) 5.00%, 11/01/11	2,700	2,708,181
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,215
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	12,973,407

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	$1,000	$1,056,910
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,446,428
New York St Dormitory Auth (MT Sinai School of Medicine) 5.00%, 7/01/19	4,360	4,594,306
New York St Dormitory Auth (New York Medical College) NPFGC 5.25%, 7/01/11	1,085	1,087,398
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,591,725
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	29,325,236
AGM 5.00%, 2/15/16	3,830	4,261,909
5.75%, 8/15/11	5	5,018
NPFGC 5.00%, 8/15/17	480	479,971
NPFGC Series 1998D 5.25%, 2/15/13	110	110,151
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,023,530
4.00%, 2/15/13-8/15/15	9,035	9,523,272
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23	4,960	5,192,277
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/22	6,050	6,440,104
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12-2/15/19	71,360	80,085,885
Series 2008A 5.00%, 3/15/20	4,750	5,207,282
Series 2009D 5.00%, 6/15/18-6/15/20	9,230	10,475,024

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series G 5.00%, 3/15/17-3/15/18	$15,885	$18,085,266
AGM 5.00%, 3/15/13	2,525	2,727,151
AMBAC 5.00%, 3/15/15	1,650	1,852,835
NPFGC-RE 5.50%, 3/15/14	4,750	5,130,855
New York St Dormitory Auth (New York Univ) NPFGC 5.00%, 7/01/11	1,815	1,834,511
5.75%, 7/01/12	1,540	1,637,728
NPFGC Series A 6.00%, 7/01/18	1,000	1,177,470
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,012,900
AMBAC Series B 5.25%, 7/01/19	1,325	1,341,324
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,834,201
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.683%, 4/01/34(a)(c)(d)	17,725	13,252,398
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	30,070	32,096,372
5.75%, 6/15/11	745	752,852
Series 2009A 5.25%, 6/15/24	7,300	7,985,105
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,110,477
New York St Envrn Fac Corp. (New York St SRF) 5.375%, 11/15/18	1,485	1,492,277
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(e)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	25,352,548

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM 5.00%, 4/01/13	$4,230	$4,586,885
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	2,255	2,207,510
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,071,032
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	1,014,536
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,391,092
Series 2010A 5.00%, 3/15/24-3/15/25	21,900	23,458,223
AGM 5.00%, 3/15/14-3/15/15	8,840	9,850,030
AGM Series 2005A 5.00%, 3/15/18	1,035	1,119,456
AMBAC 5.00%, 3/15/15	10,170	11,399,553
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	24,391,035
AGM 5.00%, 4/01/12	1,415	1,477,585
AGM Series 5B 5.00%, 4/01/14	64,440	71,107,607
AMBAC 5.25%, 4/01/11-4/01/14	20,665	21,670,581
NPFGC 5.00%, 4/01/24	1,060	1,110,668
5.25%, 4/01/12-4/01/14	13,930	15,136,909
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	27,025	29,590,243
New York St Thruway Auth (New York St Thruway Gen Toll Road) 4.00%, 7/15/11	48,785	49,283,095
AMBAC 5.00%, 1/01/13-1/01/14	12,285	13,214,893
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	3,846,233
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,323,140

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC 5.00%, 12/15/20	$6,265	$6,687,825
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	5,072,741
Onondaga Cnty NY GO 5.70%, 4/01/11	2,600	2,600,000
Port Authority of NY & NJ 5.00%, 10/01/19-12/01/19	18,990	19,813,489
NPFGC-RE 5.125%, 11/15/15	1,355	1,358,266
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	6,812,906
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,516,888
5.50%, 6/01/15-6/01/16	16,755	16,855,596
Series 2008 5.00%, 6/01/12	8,000	8,406,560
Series A-1 5.50%, 6/01/15	1,700	1,705,423
Series B-1C 5.50%, 6/01/14	14,970	15,019,551
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,782,988
Triborough Brdg & Tunl Auth NY
5.00%, 11/15/11-1/01/20	50,010	55,917,347
5.25%, 11/15/12-1/01/17	19,480	20,963,219
5.50%, 1/01/12-1/01/17 (Pre-refunded/ETM)	12,360	13,825,655
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,185,821
5.25%, 11/15/15	3,145	3,619,989
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16	6,490	6,962,147
Series 2010B 5.00%, 9/01/17-9/01/18	9,010	9,575,277
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	902,957
Yonkers NY GO NPFGC 5.00%, 8/01/12-8/01/14	7,925	8,462,491

		1,378,472,841

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alabama – 0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	$11,055	$12,424,272

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	550	530,668

California – 4.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,434,700
Series A 5.00%, 7/01/18-7/01/20	27,975	30,986,607
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	26,250	27,925,800
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(f)	9,000	9,021,150
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009E 5.00%, 5/01/21	1,245	1,312,554

		74,680,811

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	495	538,540
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(a)	2,765	1,244,250

		1,782,790

District of Columbia – 0.3%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	5,795	6,131,305

Florida – 5.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,203,765
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,640	35,289,062

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.00%, 6/01/16	$7,175	$7,492,279
Dupree Lakes CDD FL 6.83%, 11/01/15	405	380,720
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	2,905	1,945,798
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(a)(e)	950	313,500
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	17,834,473
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	14,643,520
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,969
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(e)	955	382,000
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,270	1,333,805
AGM Series A 5.00%, 10/01/16	3,500	3,727,710
Live Oak CDD FL Series 2010 7.36%, 11/01/20	695	693,999
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,296,766
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,435	1,568,871
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,230	1,104,319
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	90	83,246
Series 2010A-2 6.125%, 5/01/35(a)(g)	200	137,248
Series 2010B 5.125%, 5/01/17(a)(g)	455	369,137

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 4B 5.125%, 5/01/09(a)(e)	$185	$0
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,790	1,469,680
Paseo CDD FL 5.00%, 2/01/11(a)(e)	860	258,000
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,856,160
Six Mile Creek CDD FL 5.50%, 5/01/17(a)	1,165	361,150
Sterling Hill CDD FL Series B 5.50%, 11/01/10(a)(e)	165	125,400
Venetian CDD FL Series B 5.95%, 5/01/12	175	173,441
Verano CDD FL Series B 5.00%, 11/01/13	1,725	1,321,885

		98,415,903

Georgia – 0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,344,396

Guam – 0.2%
Guam COP
Series 2010A 6.00%, 12/01/20	1,625	1,532,294
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,169,374

		3,701,668

Illinois – 0.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,695	1,208,399
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)	1,307	787,546
Cortland IL SSA #10 5.125%, 3/01/14	2,747	2,557,649
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,620	1,587,876

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	$3,950	$3,904,101
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	736	687,829

		10,733,400

Indiana – 0.6%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	10,745	11,076,630

Louisiana – 0.2%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(e)	1,515	909,000
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(a)	1,155	1,089,165
Whispering Springs CDD LA 5.20%, 10/01/21(a)	1,500	996,390

		2,994,555

Nevada – 0.7%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	7,444,104
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	3,996,190
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.625%, 3/01/12(a)	535	404,658
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	1,360	1,357,185

		13,202,137

New Jersey – 0.4%
Tobacco Settlement Fin Corp. NJ 5.75%, 6/01/32 (Pre-refunded/ETM)	7,125	7,453,676

North Carolina – 0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,611,866
5.375%, 1/01/17	2,285	2,383,689

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	$2,290	$2,562,235

		6,557,790

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,315	1,140,329
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,865	5,204,139

		6,344,468

Pennsylvania – 1.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	2,675	2,152,492
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	14,925	15,498,630
5.25%, 9/01/23	2,075	2,119,696

		19,770,818

Puerto Rico – 6.4%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	13,315,099
5.50%, 7/01/16-7/01/19	15,645	16,881,435
Series 2010AAA 5.25%, 7/01/21	8,575	8,750,444
Series 2010ZZ 5.25%, 7/01/22	7,900	7,974,181
NPFGC 5.50%, 7/01/16	3,695	4,049,424
Puerto Rico GO 5.00%, 7/01/13	4,980	5,219,289
5.25%, 7/01/14	1,305	1,391,182
Puerto Rico Govt Dev Bank 5.00%, 12/01/11-12/01/14	12,470	12,965,699
Series B 5.00%, 12/01/13	4,410	4,659,959
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,550,490
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.616%, 7/01/28(d)	1,090	764,341

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11 (Pre-refunded/ETM)	$5	$5,058
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,019,440
5.75%, 7/01/15	4,245	4,538,542
Series C 5.25%, 7/01/11	1,780	1,797,622
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	1,405	1,429,405
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	24,332,633
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,062,005

		117,706,248

South Carolina – 0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(a)(e)	1,159	405,650

Tennessee – 0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	16,777,647

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,152	1,280,137
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(a)	1,278	974,807

		2,254,944

Washington – 0.6%
Port of Seattle WA 5.00%, 2/01/21	11,010	11,354,173

Total Investments – 97.8% (cost $1,774,828,408)		1,810,116,790
Other assets less liabilities – 2.2%		40,793,082

Net Assets – 100.0%		$1,850,909,872

(a)	Illiquid security.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2011 and the aggregate market value of this security amounted to $13,252,398 or 0.72% of net assets.

(d)	Variable rate coupon, rate shown as of March 31, 2011.

(e)	Security is in default and is non-income producing.

(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

As of March 31, 2011, the Fund held 26.2% of net assets in insured bonds (of this amount 3.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

ID – Improvement District

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SRF – State Revolving Fund

SSA – Special Services Area

UDC – Urban Development Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities at value	$1,071,578,831		$5,172,946,670		$1,810,116,790
Cash in bank	25,676,353		127,123,170		16,846,818
Receivables:
Interest	15,593,858		69,249,699		24,260,677
Investment securities sold	5,065,358		290,104		5,975,271
Capital shares sold	1,237,980		13,575,806		2,543,541
Unrealized appreciation of interest rate swap agreements	– 0	–	706,408		– 0	–

Total assets	1,119,152,380		5,383,891,857		1,859,743,097

Liabilities
Payables:
Dividends to shareholders	1,081,907		5,176,754		1,765,169
Investment securities purchased	6,047,408		– 0	–	– 0	–
Capital shares redeemed	2,769,091		11,988,805		5,961,143
Management fee	469,790		1,988,202		756,399
Shareholder servicing fee	89,404		421,206		140,353
Distribution fee	28,409		174,182		90,728
Transfer Agent fee	4,670		16,909		3,824
Accrued expenses	114,659		274,292		115,609

Total liabilities	10,605,338		20,040,350		8,833,225

Net Assets	$1,108,547,042		$5,363,851,507		$1,850,909,872

Cost of investments	$1,055,717,735		$5,077,235,500		$1,774,828,408

Net Assets Consist of:
Capital stock, at par	$78,215		$377,110		$132,093
Additional paid-in capital	1,098,212,890		5,278,919,930		1,820,627,881
Undistributed net investment income/(distributions in excess of net investment income)	(147,790)		(437,495)		4,122
Accumulated net realized loss on investment transactions	(5,457,369)		(11,425,616)		(5,142,606)
Net unrealized appreciation of investments and interest rate swap transactions	15,861,096		96,417,578		35,288,382

	$1,108,547,042		$5,363,851,507		$1,850,909,872

See notes to financial statements.

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,043,027,316	$4,924,355,765	$1,634,808,046
Shares of capital stock outstanding	73,591,861	346,220,997	116,666,406

Net asset value and offering price per share	$14.17	$14.22	$14.01

Class A Shares
Net Assets	$45,817,291	$337,029,105	$156,513,025
Shares of capital stock outstanding	3,232,949	23,687,482	11,173,326

Net asset value and redemption price per share	$14.17	$14.23	$14.01
Sales charge—3.00% of public offering price	0.44	0.44	0.43

Maximum offering price	$14.61	$14.67	$14.44

Class B Shares
Net Assets	$288,459	$862,712	$893,018
Shares of capital stock outstanding	20,356	60,612	63,781

Net asset value and offering price per share	$14.17	$14.23	$14.00

Class C Shares
Net Assets	$19,413,976	$101,603,925	$58,695,783
Shares of capital stock outstanding	1,369,919	7,140,937	4,189,660

Net asset value and offering price per share	$14.17	$14.23	$14.01

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2011 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$21,689,387		$100,733,559	$35,367,858

Total income	21,689,387		100,733,559	35,367,858

Expenses:
Management fee (see Note 2A)	2,799,852		11,795,229	4,519,300
Shareholder servicing fee (see Note 2B)	532,868		2,503,677	837,203
Custodian fee	95,213		76,397	106,866
Transfer Agent fee—Non-Retail Class	2,188		50,397	26,040
Transfer Agent fee—Class A	11,200		49,992	16,033
Transfer Agent fee—Class B	92		351	284
Transfer Agent fee—Class C	5,201		16,676	7,149
Distribution fees—Class A	70,645		521,211	241,211
Distribution fees—Class B	1,934		6,044	5,123
Distribution fees—Class C	101,762		509,510	307,665
Registration fees	16,430		213,225	30,557
Directors’ fees and expenses	19,898		80,629	31,411
Auditing and tax fees	16,638		66,162	23,233
Legal fees	16,664		48,026	21,781
Printing fees	7,319		44,034	16,862
Miscellaneous	27,217		55,963	26,295

Total expenses	3,725,121		16,037,523	6,217,013

Net investment income	17,964,266		84,696,036	29,150,845

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(5,408,480)		(11,366,789)	(4,988,025)
Swap transactions	– 0	–	363,463	– 0	–

Net realized loss on investment transactions	(5,408,480)		(11,003,326)	(4,988,025)

Net change in unrealized appreciation/depreciation of:
Investments	(36,030,518)		(160,440,157)	(57,283,446)
Swap transactions	– 0	–	(339,698)	– 0	–

Net change in unrealized appreciation/depreciation of investments and swaps	(36,030,518)		(160,779,855)	(57,283,446)

Net realized and unrealized loss on investment transactions	(41,438,998)		(171,783,181)	(62,271,471)

Net Decrease in Net Assets Resulting from Operations	$(23,474,732)		$(87,087,145)	$(33,120,626)

See notes to financial statements.

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,964,266	$39,301,101
Net realized gain (loss) on investment transactions	(5,408,480)	11,723,626
Net change in unrealized appreciation/depreciation of investments	(36,030,518)	15,998,191

Net increase (decrease) in net assets resulting from operations	(23,474,732)	67,022,918
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(17,042,993)	(37,546,305)
Class A	(689,915)	(1,276,934)
Class B	(4,313)	(24,100)
Class C	(227,045)	(453,762)
Distributions from net realized gain on investment transactions
Municipal Class	(10,973,587)	(3,358,770)
Class A	(490,418)	(105,992)
Class B	(3,955)	(4,067)
Class C	(210,612)	(53,871)

Total dividends and distributions to shareholders	(29,642,838)	(42,823,801)

Capital-Share Transactions:
Net proceeds from sales of shares	139,476,877	318,013,688
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	14,588,460	11,997,045

Total proceeds from shares sold	154,065,337	330,010,733
Cost of shares redeemed	(168,013,077)	(395,279,356)

Net decrease in net assets from capital-share transactions	(13,947,740)	(65,268,623)

Net decrease in net assets	(67,065,310)	(41,069,506)
Net Assets:
Beginning of period	1,175,612,352	1,216,681,858

End of period(a)	$1,108,547,042	$1,175,612,352

(a) Includes distributions in excess of net investment income of:	$(147,790)	$(147,790)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$84,696,036	$167,706,927
Net realized gain (loss) on investment transactions	(11,003,326)	29,361,923
Net change in unrealized appreciation/depreciation of investments	(160,779,855)	64,618,232

Net increase (decrease) in net assets resulting from operations	(87,087,145)	261,687,082
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(78,865,197)	(160,921,785)
Class A	(5,054,820)	(6,056,470)
Class B	(13,182)	(47,919)
Class C	(1,126,505)	(1,468,315)
Distributions from net realized gain on investment transactions
Municipal Class	(25,656,578)	(8,097,672)
Class A	(1,818,536)	(225,936)
Class B	(6,211)	(3,489)
Class C	(524,825)	(28,509)

Total dividends and distributions to shareholders	(113,065,855)	(176,850,095)

Capital-Share Transactions:
Net proceeds from sales of shares	864,275,089	1,871,940,581
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	43,732,744	42,846,429

Total proceeds from shares sold	908,007,833	1,914,787,010
Cost of shares redeemed	(917,659,063)	(1,532,288,475)

Net increase (decrease) in net assets from capital-share transactions	(9,651,230)	382,498,535

Net increase (decrease) in net assets	(209,804,230)	467,335,522
Net Assets:
Beginning of period	5,573,655,737	5,106,320,215

End of period(a)	$5,363,851,507	$5,573,655,737

(a) Includes distributions in excess of net investment income of:	$(437,495)	$(73,826)

See notes to financial statements.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$29,150,845	$57,436,811
Net realized gain (loss) on investment transactions	(4,988,025)	6,973,886
Net change in unrealized appreciation/depreciation of investments	(57,283,446)	21,758,438

Net increase (decrease) in net assets resulting from operations	(33,120,626)	86,169,135
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(26,137,555)	(53,367,691)
Class A	(2,326,818)	(3,086,952)
Class B	(11,092)	(49,085)
Class C	(675,380)	(938,311)
Distributions from net realized gain on investment transactions
Municipal Class	(6,157,028)	(3,893,235)
Class A	(609,093)	(175,553)
Class B	(3,768)	(6,688)
Class C	(230,774)	(74,274)

Total dividends and distributions to shareholders	(36,151,508)	(61,591,789)

Capital-Share Transactions:
Net proceeds from sales of shares	256,031,865	583,887,177
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	13,647,630	18,670,082

Total proceeds from shares sold	269,679,495	602,557,259
Cost of shares redeemed	(320,946,415)	(449,871,015)

Net increase (decrease) in net assets from capital-share transactions	(51,266,920)	152,686,244

Net increase (decrease) in net assets	(120,539,054)	177,263,590
Net Assets:
Beginning of period	1,971,448,926	1,794,185,336

End of period(a)	$1,850,909,872	$1,971,448,926

(a) Includes undistributed net investment income of:	$4,122	$4,122

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2011:

California Municipal Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$1,071,578,831	$—	$1,071,578,831

Total Investments in Securities	—	1,071,578,831	—	1,071,578,831
Other Financial Instruments*	—	—	—	—

Total	$—	$1,071,578,831	$—	$1,071,578,831

Diversified Municipal Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$5,172,946,670	$—	$5,172,946,670

Total Investments in Securities	—	5,172,946,670	—	5,172,946,670
Other Financial Instruments* :
Assets
Interest Rate Swap Contracts	—	—	706,408	706,408
Liabilities	—	—	—	—

Total	$—	$5,172,946,670	$706,408	$5,173,653,078

New York Municipal Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$1,810,116,790	$—	$1,810,116,790

Total Investments in Securities	—	1,810,116,790	—	1,810,116,790
Other Financial Instruments*	—	—	—	—

Total	$—	$1,810,116,790	$—	$1,810,116,790

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

California Municipal Portfolio	Municipal Bonds	Total
Balance as of 9/30/10	$134,000	$134,000
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	67,000	67,000
Purchases	—	—
Sales	—	—
Transfers in to level 3	—	—
Transfers out of level 3	(201,000)	(201,000)

Balance as of 3/31/11	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**	$—	$—

Diversified Municipal Portfolio	Long-Term Municipal Bonds*			Interest Rate Swap Contracts	Total
Balance as of 9/30/10		$2,156,650		$—	$2,156,650
Accrued discounts/(premiums)		—		—	—
Realized gain (loss)		(615,709)		—	(615,709)
Change in unrealized appreciation/depreciation		1,150,600		—	1,150,600
Purchases		—		—	—
Sales		(454,291)		—	(454,291)
Transfers in to level 3		—		706,408	706,408
Transfers out of level 3		(2,237,250)		—	(2,237,250)

Balance as of 3/31/11	$	– 0	–	$706,408	$706,408

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**		$—		$—	$—

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

New York Municipal Portfolio	Long-Term Municipal Bonds*			Total
Balance as of 9/30/10	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		—			—
Realized gain (loss)		41,643			41,643
Change in unrealized appreciation/depreciation		—			—
Purchases		—			—
Sales		(41,643)			(41,643)
Transfers in to level 3		—			—
Transfers out of level 3		—			—

Balance as of 3/31/11	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11**		$—			$—

*	The Portfolio held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion, .35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. Prior to October 21, 2010, the Diversified Municipal Portfolio paid the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolio.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: California Municipal Portfolio, $9,000; Diversified Municipal Portfolio, $23,088; and New York Municipal Portfolio, $11,929 for the six months ended March 31, 2011.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$509,062	$1,093,117
Diversified Municipal	470,414	2,213,644
New York Municipal	756,544	1,761,395

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio shares.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the six months ended March 31, 2011, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
California Municipal	$119	$13,678	$262	$3,327
Diversified Municipal	99	106,109	252	22,955
New York Municipal	334	28,426	292	18,240

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2010 through March 31, 2011, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$41,648,241	$	– 0	–	$63,799,126	$	– 0	–
Diversified Municipal	485,516,567		– 0	–	372,152,758		227,998,981
New York Municipal	93,977,627		– 0	–	77,955,594		73,256,908

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$31,007,867	$(15,146,771)	$15,861,096
Diversified Municipal	172,096,653	(76,385,483)	95,711,170
New York Municipal	62,029,472	(26,741,090)	35,288,382

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash,

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

During the six months ended March 31, 2011, the Intermediate Diversified Municipal Portfolio held interest rate swap contracts for hedging purposes.

A Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

At March 31, 2011, the Portfolios had entered into the following derivatives:

Diversified Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$706,408

Total		$706,408

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$363,463	$(339,698)

Total		$363,463	$(339,698)

For the six months ended March 31, 2011, the average monthly notional amount of interest rate swaps was $22,255,000.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

California Municipal	2010	2009
Distributions paid from:
Ordinary income	$350,567	$121,294
Net long-term capital gains	3,522,700	3,620,244

Total taxable distributions paid	3,873,267	3,741,538
Tax exempt distributions	38,950,534	41,687,842

Total distributions paid	$42,823,801	$45,429,380

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

Diversified Municipal	2010	2009
Distributions paid from:
Ordinary income	$4,790,016	$889,666
Net long-term capital gains	8,355,606	4,821,927

Total taxable distributions paid	13,145,622	5,711,593
Tax exempt distributions	163,704,473	162,877,328

Total distributions paid	$176,850,095	$168,588,921

New York Municipal	2010	2009
Distributions paid from:
Ordinary income	$1,263,287	$156,439
Net long-term capital gains	4,149,750	5,534,129

Total taxable distributions	5,413,037	5,690,568
Tax exempt distributions	56,178,752	56,702,141

Total distributions paid	$61,591,789	$62,392,709

As of September 30, 2010, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Ordinary Income(a)	Long-Term Capital Gains	Accumulated Capital and Other Gains (Losses)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$1,021,614	$11,629,683	$	– 0	–	$51,891,614	$64,542,911
Diversified Municipal	6,750,770	25,809,804		– 0	–	257,098,639	289,659,213
New York Municipal	2,281,986	6,120,387		– 0	–	92,571,828	100,974,201

(a)	Includes tax exempt income as shown below:

California Municipal	$1,021,614
Diversified Municipal	4,976,589
New York Municipal	1,556,291

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and swap income (loss) accrual.
(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to current year dividend payable.

NOTE 5.

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The California Municipal Portfolio and the New York Municipal Portfolio are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

political subdivisions. To the extent that these Portfolios invest more of its assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio’s have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the six months ended March 31, 2011 and the year ended September 30, 2010, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Municipal Class Shares
Shares sold	8,809,727	19,538,019	$126,302,125	$283,351,499

Shares issued to shareholders on reinvestment of dividends and distributions	947,405	750,230	13,612,711	10,888,815

Shares redeemed	(10,501,820)	(25,308,639)	(150,551,902)	(368,505,763)

Net decrease	(744,688)	(5,020,390)	(10,637,066)	(74,265,449)

Beginning of period	74,336,549	79,356,939	1,041,566,489	1,115,831,938

End of period	73,591,861	74,336,549	$1,030,929,423	$1,041,566,489

Class A Shares
Shares sold	781,498	1,952,019	$11,204,766	$28,357,175

Shares issued to shareholders on reinvestment of dividends and distributions	46,003	52,751	660,506	766,988

Shares converted from Class B	3,888	87,742	56,016	1,273,307

Shares redeemed	(962,929)	(1,554,344)	(13,808,964)	(22,477,316)

Net increase (decrease)	(131,540)	538,168	(1,887,676)	7,920,154

Beginning of period	3,364,489	2,826,321	48,644,175	40,724,021

End of period	3,232,949	3,364,489	$46,756,499	$48,644,175

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class B Shares
Shares sold	45	1,207	$644	$17,716

Shares issued to shareholders on reinvestment of dividends and distributions	341	971	4,891	14,059

Shares converted to Class A	(3,888)	(87,728)	(56,016)	(1,273,307)

Shares redeemed	(9,241)	(10,071)	(133,120)	(146,027)

Net decrease	(12,743)	(95,621)	(183,601)	(1,387,559)

Beginning of period	33,099	128,720	900,482	2,288,041

End of period	20,356	33,099	$716,881	$900,482

Class C Shares
Shares sold	133,463	344,757	$1,913,326	$5,013,991

Shares issued to shareholders on reinvestment of dividends and distributions	21,610	22,502	310,352	327,183

Shares redeemed	(241,071)	(197,541)	(3,463,075)	(2,876,943)

Net increase (decrease)	(85,998)	169,718	(1,239,397)	2,464,231

Beginning of period	1,455,917	1,286,199	21,133,900	18,669,669

End of period	1,369,919	1,455,917	$19,894,503	$21,133,900

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Municipal Class Shares
Shares sold	49,370,014	105,428,472	$709,305,429	$1,528,297,377

Shares issued to shareholders on reinvestment of dividends and distributions	2,605,160	2,577,871	37,497,456	37,423,795

Shares redeemed	(53,545,841)	(100,325,024)	(768,146,828)	(1,457,584,270)

Net increase (decrease)	(1,570,667)	7,681,319	(21,343,943)	108,136,902

Beginning of period	347,791,664	340,110,345	4,852,618,064	4,744,481,162

End of period	346,220,997	347,791,664	$4,831,274,121	$4,852,618,064

Class A Shares
Shares sold	9,244,876	19,389,991	$133,313,056	$282,113,041

Shares issued to shareholders on reinvestment of dividends and distributions	350,074	303,563	5,033,373	4,420,151

Shares converted from Class B	21,440	124,144	308,800	1,793,372

Shares redeemed	(9,385,131)	(4,257,420)	(134,666,551)	(61,794,167)

Net increase	231,259	15,560,278	3,988,678	226,532,397

Beginning of period	23,456,223	7,895,945	339,270,064	112,737,667

End of period	23,687,482	23,456,223	$343,258,742	$339,270,064

Class B Shares
Shares sold	3,618	33,404	$52,437	$485,262

Shares issued to shareholders on reinvestment of dividends and distributions	1,010	2,553	14,551	37,040

Shares converted to Class A	(21,435)	(124,126)	(308,800)	(1,793,372)

Shares redeemed	(28,021)	(35,599)	(404,127)	(516,543)

Net decrease	(44,828)	(123,768)	(645,939)	(1,787,613)

Beginning of period	105,440	229,208	2,161,043	3,948,656

End of period	60,612	105,440	$1,515,104	$2,161,043

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class C Shares
Shares sold	1,471,243	4,068,799	$21,295,367	$59,251,529

Shares issued to shareholders on reinvestment of dividends and distributions	82,579	66,331	1,187,364	965,443

Shares redeemed	(987,598)	(729,063)	(14,132,757)	(10,600,123)

Net increase	566,224	3,406,067	8,349,974	49,616,849

Beginning of period	6,574,713	3,168,646	95,182,827	45,565,978

End of period	7,140,937	6,574,713	$103,532,801	$95,182,827

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Municipal Class Shares
Shares sold	14,629,301	30,550,601	$206,777,380	$436,089,944

Shares issued to shareholders on reinvestment of dividends and distributions	762,073	1,091,697	10,812,680	15,595,558

Shares redeemed	(18,902,007)	(29,347,757)	(267,575,554)	(419,965,572)

Net increase (decrease)	(3,510,633)	2,294,541	(49,985,494)	31,719,930

Beginning of period	120,177,039	117,882,498	1,649,962,376	1,618,242,446

End of period	116,666,406	120,177,039	$1,599,976,882	$1,649,962,376

Class A Shares
Shares sold	2,763,660	7,641,772	$39,164,495	$109,324,450

Shares issued to shareholders on reinvestment of dividends and distributions	150,465	158,708	2,131,210	2,272,421

Shares converted from Class B	14,895	139,872	211,381	1,998,909

Shares redeemed	(2,877,234)	(1,520,110)	(40,484,742)	(21,721,363)

Net increase	51,786	6,420,242	1,022,344	91,874,417

Beginning of period	11,121,540	4,701,298	157,882,110	66,007,693

End of period	11,173,326	11,121,540	$158,904,454	$157,882,110

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class B Shares
Shares sold	2,650	5,956	$37,983	$85,061

Shares issued to shareholders on reinvestment of dividends and distributions	889	2,975	12,586	42,392

Shares converted to Class A	(14,905)	(139,907)	(211,381)	(1,998,909)

Shares redeemed	(1,889)	(30,826)	(26,744)	(439,734)

Net decrease	(13,255)	(161,802)	(187,556)	(2,311,190)

Beginning of period	77,036	238,838	1,899,424	4,210,614

End of period	63,781	77,036	$1,711,868	$1,899,424

Class C Shares
Shares sold	689,253	2,542,756	$9,840,626	$36,388,813

Shares issued to shareholders on reinvestment of dividends and distributions	48,779	53,077	691,154	759,711

Shares redeemed	(893,998)	(401,425)	(12,647,994)	(5,745,437)

Net increase (decrease)	(155,966)	2,194,408	(2,116,214)	31,403,087

Beginning of period	4,345,626	2,151,218	62,282,984	30,879,897

End of period	4,189,660	4,345,626	$60,166,770	$62,282,984

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Income From Investment Operations
Investment income, net†	.21	.43	.44	.44	.42	.42
Net realized and unrealized gain (loss) on investment transactions	(.52)	.33	.63	(.22)	(.02)	(.03)

Total from investment operations	(.31)	.76	1.07	.22	.40	.39

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.21)	(.43)	(.44)	(.44)	(.42)	(.42)
Distributions from net realized gain on investment transactions	(.15)	(.04)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.47)	(.48)	(.44)	(.42)	(.42)

Net asset value, end of period	$ 14.17	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Total Return(a)	(2.10)%	5.36%	7.82%	1.55%	2.87%	2.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$45,817	$49,944	$41,130	$29,827	$20,163	$26,648
Average net assets (000 omitted)	$47,226	$43,000	$34,945	$25,239	$22,420	$31,516
Ratio to average net assets of:
Expenses	.90	%*	.87	%(b)	.89%	.90%	.92%	.89	%(b)
Net investment income	2.93	%*	2.97	%(b)	3.11%	3.10%	2.98%	2.96	%(b)
Portfolio turnover rate	4%	33%	14%	26%	27%	23%

See footnote summary on page 104.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.84	$ 14.55	$ 13.97	$ 14.18	$ 14.21	$ 14.24

Income From Investment Operations
Investment income, net†	.16	.32	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	(.52)	.34	.62	(.21)	(.03)	(.03)

Total from investment operations	(.36)	.66	.96	.13	.29	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.33)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.15)	(.04)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.37)	(.38)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.17	$ 14.84	$ 14.55	$ 13.97	$ 14.18	$ 14.21

Total Return(a)	(2.44)%	4.62%	7.00%	.92%	2.08%	2.06%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$289	$491	$1,873	$6,380	$10,293	$16,012
Average net assets (000 omitted)	$388	$1,066	$4,073	$8,903	$13,111	$20,714
Ratio to average net assets of:
Expenses	1.60	%*	1.61	%(b)	1.61%	1.60%	1.62%	1.60	%(b)
Net investment income	2.23	%*	2.26	%(b)	2.42%	2.40%	2.27%	2.26	%(b)
Portfolio turnover rate	4%	33%	14%	26%	27%	23%

See footnote summary on page 104.

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Income From Investment Operations
Investment income, net†	.16	.33	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	(.52)	.33	.63	(.22)	(.02)	(.03)

Total from investment operations	(.36)	.66	.97	.12	.30	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.33)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.15)	(.04)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.37)	(.38)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.17	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Total Return(a)	(2.44)%	4.64%	7.08%	.84%	2.15%	2.07%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$19,414	$21,612	$18,717	$17,416	$17,202	$22,253
Average net assets (000 omitted)	$20,408	$19,944	$18,309	$17,306	$18,846	$24,550
Ratio to average net assets of:
Expenses	1.60	%*	1.58	%(b)	1.60%	1.60%	1.62%	1.59	%(b)
Net investment income	2.23	%*	2.28	%(b)	2.42%	2.40%	2.28%	2.26	%(b)
Portfolio turnover rate	4%	33%	14%	26%	27%	23%

See footnote summary on page 104.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Income From Investment Operations
Investment income, net†	.21	.41	.44	.44	.42	.42
Net realized and unrealized gain (loss) on investment transactions	(.45)	.24	.74	(.20)	(.02)	(.04)

Total from investment operations	(.24)	.65	.18	.24	.40	.38

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.21)	(.42)	(.44)	(.44)	(.42)	(.42)
Distributions from net realized gain on investment transactions	(.07)	(.02)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.44)	(.45)	(.44)	(.42)	(.42)

Net asset value, end of period	$ 14.23	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Total Return(a)	(1.61)%	4.55%	8.74%	1.70%	2.90%	2.75%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$337,029	$346,040	$114,769	$46,537	$30,378	$64,074
Average net assets (000 omitted)	$348,429	$213,627	$72,153	$34,879	$41,040	$71,431
Ratio to average net assets of:
Expenses	.79	%*	.79	%(b)	.82%	.82%	.88%	.89	%(b)
Net investment income	2.90	%*	2.82	%(b)	3.11%	3.13%	3.02%	3.01	%(b)
Portfolio turnover rate	9%	21%	12%	28%	18%	29%

See footnote summary on page 104.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.76	$ 14.54	$ 13.82	$ 14.01	$ 14.03	$ 14.07

Income From Investment Operations
Investment income, net†	.15	.31	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	(.45)	.24	.73	(.19)	(.02)	(.04)

Total from investment operations	(.30)	.55	1.07	.15	.30	.28

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.31)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.07)	(.02)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.33)	(.35)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.23	$ 14.76	$ 14.54	$ 13.82	$ 14.01	$ 14.03

Total Return(a)	(2.03)%	3.87%	7.91%	1.08%	2.19%	2.04%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$863	$1,556	$3,333	$11,674	$23,751	$38,429
Average net assets (000 omitted)	$1,212	$2,193	$7,976	$18,414	$30,432	$51,641
Ratio to average net assets of:
Expenses	1.52	%*	1.53	%(b)	1.56%	1.53%	1.58%	1.58	%(b)
Net investment income	2.17	%*	2.14	%(b)	2.43%	2.43%	2.32%	2.31	%(b)
Portfolio turnover rate	9%	21%	12%	28%	18%	29%

See footnote summary on page 104.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Income From Investment Operations
Investment income, net†	.16	.31	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	(.45)	.24	.74	(.20)	(.02)	(.04)

Total from investment operations	(.29)	.55	1.08	.14	.30	.28

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.32)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.07)	(.02)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.34)	(.35)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.23	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Total Return(a)	(1.96)%	3.82%	7.99%	1.00%	2.19%	2.04%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$101,604	$96,996	$46,061	$32,593	$35,864	$46,625
Average net assets (000 omitted)	$102,182	$65,992	$38,868	$34,110	$40,477	$55,806
Ratio to average net assets of:
Expenses	1.49	%*	1.50	%(b)	1.53%	1.53%	1.58%	1.59	%(b)
Net investment income	2.20	%*	2.13	%(b)	2.42%	2.43%	2.32%	2.31	%(b)
Portfolio turnover rate	9%	21%	12%	28%	18%	29%

See footnote summary on page 104.

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Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Income From Investment Operations
Investment income, net†	.21	.40	.42	.43	.43	.43
Net realized and unrealized gain (loss) on investment transactions	(.46)	.20	.79	(.23)	(.02)	(.05)

Total from investment operations	(.25)	.60	1.21	.20	.41	.38

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.21)	(.40)	(.42)	(.43)	(.43)	(.43)
Distributions from net realized gain on investment transactions	(.05)	(.03)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.43)	(.46)	(.43)	(.43)	(.43)

Net asset value, end of period	$ 14.01	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Total Return(a)	(1.74)%	4.28%	9.15%	1.43%	3.03%	2.81%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$156,513	$161,499	$67,472	$38,508	$26,914	$34,440
Average net assets (000 omitted)	$161,249	$111,181	$47,909	$30,308	$30,564	$39,631
Ratio to average net assets of:
Expenses	.83	%*	.85	%(b)	.87%	.89%	.90%	.91	%(b)
Net investment income	2.89	%*	2.78	%(b)	3.05%	3.09%	3.14%	3.14	%(b)
Portfolio turnover rate	5%	18%	19%	24%	24%	21%

See footnote summary on page 104.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.51	$ 14.35	$ 13.60	$ 13.82	$ 13.85	$ 13.89

Income From Investment Operations
Investment income, net†	.15	.30	.33	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.45)	.19	.79	(.21)	(.03)	(.04)

Total from investment operations	(.30)	0.49	1.12	0.12	.31	.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.30)	(.33)	(.34)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.05)	(.03)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.33)	(.37)	(.34)	(.34)	(.34)

Net asset value, end of period	$ 14.00	$ 14.51	$ 14.35	$ 13.60	$ 13.82	$ 13.85

Total Return(a)	(2.11)%	3.47%	8.39%	0.80%	2.24%	2.17%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$893	$1,118	$3,426	$11,912	$21,340	$31,804
Average net assets (000 omitted)	$1,027	$2,345	$8,161	$17,351	$26,557	$40,552
Ratio to average net assets of:
Expenses	1.57	%*	1.59	%(b)	1.60%	1.60%	1.60%	1.61	%(b)
Net investment income	2.17	%*	2.09	%(b)	2.39%	2.40%	2.44%	2.44	%(b)
Portfolio turnover rate	5%	18%	19%	24%	24%	21%

See footnote summary on page 104.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2011 (unaudited)

Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Income From Investment Operations
Investment income, net†	.16	.30	.32	.33	.33	.34
Net realized and unrealized gain (loss) on investment transactions	(.46)	.20	.80	(.23)	(.02)	(.05)

Total from investment operations	(.30)	.50	1.12	.10	.31	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.30)	(.33)	(.33)	(.33)	(.34)
Distributions from net realized gain on investment transactions	(.05)	(.03)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.33)	(.37)	(.33)	(.33)	(.34)

Net asset value, end of period	$ 14.01	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Total Return(a)	(2.09)%	3.55%	8.39%	0.72%	2.31%	2.09%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$58,696	$63,112	$30,877	$17,618	$17,300	$22,482
Average net assets (000 omitted)	$61,702	$44,917	$21,250	$17,493	$19,187	$28,661
Ratio to average net assets of:
Expenses	1.53	%*	1.55	%(b)	1.57%	1.60%	1.60%	1.61	%(b)
Net investment income	2.20	%*	2.08	%(b)	2.34%	2.40%	2.44%	2.44	%(b)
Portfolio turnover rate	5%	18%	19%	24%	24%	21%

See footnote summary on page 104.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

*	Annualized.

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the Sanford C. Bernstein Fund, Inc. (the “Fund”) was held on November 5, 2010 (the “Meeting”). At the Meeting, with respect to the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting is as follows:

Proposal: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
Bart Friedman	696,294,775	14,985,092
William Kristol	681,401,755	29,878,112
Dianne F. Lob	694,593,033	16,686,834
Donald K. Peterson	696,379,567	14,900,300
Thomas B. Stiles, II	696,041,312	15,238,555
Rosalie J. Wolf	696,066,120	15,213,747

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Results of Stockholders Meeting

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 21, 2010.

In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated September 1, 2010, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2010 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2010. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 23, 2010, the Independent Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer). The Independent Directors also requested and received additional information from the Adviser regarding performance, resources, profitability and fee levels, as well as relative costs of managing the Portfolios

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Board’s Consideration of Investment Management Arrangement

compared with other accounts managed by the Adviser. On October 15, 2010, the Independent Directors had a telephonic meeting with representatives of the Adviser, including the Chief Investment Officer of Equities, to discuss this information. On October 20, 2010, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. Also on October 20, 2010, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. On October 21, 2010, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 21, 2010 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider

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Board’s Consideration of Investment Management Arrangement

of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable but that it would be appropriate to amend the fee schedule for the Diversified Municipal Portfolio to provide for an additional breakpoint as described below.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Board’s Consideration of Investment Management Arrangement

considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2010 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2010. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

At the request of the Directors, the Adviser also provided supplemental data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser in an effort to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the Investment Management Agreement with respect to the Portfolios although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2008 and 2009 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 20, 2010 Board meeting from the independent consultant who reviewed the

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Board’s Consideration of Investment Management Arrangement

Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below, as well as the new breakpoint for the Diversified Municipal Portfolio, but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Board’s Consideration of Investment Management Arrangement

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ fee schedules except to amend the fee schedule for the Diversified Municipal Portfolio of the Fund by adding an additional breakpoint at $7 billion, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

ADVISORY FEE SCHEDULE
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

3	Jones v. Harris at 11.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	First $750 million	0.450%
	On the balance	0.400%

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio Diversified Municipal Portfolio[5] New York Municipal Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)	09/30/09 Net Assets ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis

5	As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

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points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13 1.76 2.50 2.47	% % % %

International Portfolio	Private Client Class A Class B Class C	1.17 1.55 2.33 2.27	% % % %

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.96 1.71 1.67	% % % %

Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.64%

Short Duration Diversified Municipal Portfolio	Private Client	0.60%

6	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10[6]
Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.87 1.60 1.58	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.54 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.59 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$4,860.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.406%	0.857%

International Portfolio	$2,096.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.805%	1.115%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.193%	0.450%

Short Duration Diversified Municipal Portfolio	$592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.143%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.173%	0.450%

California Municipal Portfolio	$1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of

9	Group peers selected by Lipper from the 2010 Lipper 15(c) Report.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Portfolio	ITM Mutual Fund	Distributor	Fee
	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335	0.886

	Client #2	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.557

	Client #3	0.60% of average daily net assets	0.600

	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269

	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
	Client #6	0.50% of average daily net assets	0.500

	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369

	Client #9	0.36% of average daily net assets	0.360

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322

	Client #11	0.35% on the first $1 billion 0.325 % on the balance	0.337

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee	0.199[15]

Emerging Markets Portfolio	Client #14	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.115

	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468

	Client #16	0.475% of average daily net assets	0.475

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

15	Excludes the performance based fee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)17 at the approximate current asset level of the subject Portfolio.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the

16	It should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

17	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

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Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Portfolio	Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114
Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

23	The expense ratios are for the most recently completed fiscal year Private Client Class.

24	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/10 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

Portfolio	Amount Received
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

27	The Deli study was originally published in 2002 based on 1997 data.
28	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

29	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	5.18	7.75	6.65	10/12	187/283
3 year	-18.03	-13.60	-12.91	11/12	217/219
5 year	-2.05	0.71	1.63	10/10	177/177
10 year	1.52	0.29	0.46	3/8	30/98

International Portfolio
1 year	4.83	7.86	6.65	7/8	215/283
3 year	-17.81	-14.15	-12.91	7/8	215/219
5 year	-1.84	0.65	1.63	6/7	173/177
10 year	1.76	0.48	0.46	2/6	25/98

Emerging Markets Portfolio
1 year	23.95	24.24	23.84	10/15	142/291
3 year	-4.63	-4.60	-2.70	8/14	121/183
5 year	11.23	12.72	12.59	13/14	103/132
10 year	14.77	10.82	11.22	1/11	14/75

U.S. Government Short Duration Portfolio
1 year	3.60	3.86	4.13	9/15	48/68
3 year	4.56	5.22	5.19	12/15	44/64
5 year	4.22	4.64	4.64	13/15	44/61
10 year	4.57	4.71	4.78	7/11	32/48

Short Duration Plus Portfolio
1 year	6.58	7.70	7.14	16/19	115/176
3 year	2.89	5.19	4.95	18/19	131/158
5 year	3.40	4.85	4.74	17/18	107/125
10 year	4.21	4.89	4.84	14/15	65/78

Intermediate Duration Portfolio
1 year	15.95	15.05	13.49	7/15	123/419
3 year	8.03	7.13	7.76	5/15	151/344
5 year	6.18	5.73	5.96	4/13	106/278
10 year	6.57	6.92	6.82	8/10	115/174

Short Duration California Municipal Portfolio
1 year	3.24	6.13	4.86	6/7	13/14
3 year	3.98	4.88	4.01	6/7	8/13
5 year	3.58	4.10	4.13	5/6	7/8
10 year	3.46	4.56	4.56	4/4	6/6

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Diversified Municipal Portfolio
1 year	3.23	4.29	4.14	11/15	36/56
3 year	3.94	4.12	3.99	11/14	27/46
5 year	3.62	3.75	3.71	10/14	26/43
10 year	3.67	3.85	3.90	5/7	15/21

Short Duration New York Municipal Portfolio
1 year	2.86	4.38	6.00	4/4	6/6
3 year	3.82	4.78	5.04	4/4	6/6
5 year	3.52	3.63	4.19	3/3	5/5
10 year	3.54	4.20	4.53	3/3	5/5

California Municipal Portfolio
1 year	8.74	9.33	9.03	3/4	15/25
3 year	5.64	5.33	5.30	2/4	7/23
5 year	4.43	4.32	4.39	2/4	4/23
10 year	4.84	5.19	4.94	3/3	14/18

Diversified Municipal Portfolio
1 year	7.30	9.01	8.80	10/11	84/99
3 year	5.82	5.75	5.82	3/11	43/87
5 year	4.49	4.50	4.61	7/11	52/74
10 year	5.06	5.39	5.44	9/9	46/50

New York Municipal Portfolio
1 year	7.53	8.00	7.73	3/4	13/19
3 year	5.82	5.87	5.90	4/4	13/17
5 year	4.52	4.51	4.53	2/4	10/17
10 year	5.06	5.29	5.43	2/2	11/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22,1992

31	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

33	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

AllianceBernstein Family of Funds

NOTES

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

NOTES

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0311

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2011

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at alliancebernstein.com and click “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

To Our Shareholders—May 19, 2011

On the following pages, you will find the 2011 Semi-Annual Report for the Overlay Portfolios of the Sanford C. Bernstein Fund, Inc (the “Portfolios”). The Semi-Annual Report covers the six-month period ended March 31, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

With the respect to the market generally, stock returns during the six-month period ended March 31, 2011 continued the rebound that began in 2009. Bond returns were modestly negative in the fourth quarter of 2010 as concerns surfaced about potential rising rates and also about credit quality in the municipal markets in particular. Bonds posted modestly positive returns in the first quarter of 2011.*

The natural disaster in Japan, European sovereign debt concerns and political turbulence in the Middle East are clearly presenting headwinds to the global economic expansion. Even with an elevated oil price and potential production disruptions, we still expect the global economy to grow in 2011 with the greatest acceleration in the emerging markets. In the U.S., the business expansion appears to be gaining strength and hiring rates are all up. In spite of geopolitical turbulence, company fundamentals have improved. While near-term risks remain, Sanford C. Bernstein & Co. LLC (“Bernstein”) sees opportunity across the investing markets. Should you have any questions about your investments in the Overlay Portfolios please contact your Financial Advisor or call 212.756.4097 or visit www.bernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Overlay Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

* This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report. The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objective and Strategies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein. The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade securities (“high yield”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of

2011 Semi-Annual Report	1

derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate Portfolios’ hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets Index (free float-adjusted market capitalization weighted) represents the equity market performance of emerging markets. The Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (REITs) worldwide. The Barclays Capital Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed income markets. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Barclays Capital 5-Year General Obligation (GO) Municipal Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays Capital 1-10 Year Municipal Bond Index represents the performance of the municipal bonds with more than one year and less than ten years remaining until maturity. All issues have a remaining maturity of at least one year.

The benchmark for each Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Portfolio’s target allocation for each asset class. The S&P 500 Stock Index, MSCI EAFE Index and MSCI EM Index represent the allocation to Global Stocks, the FTSE EPRA/NAREIT Developed Real Estate Index represent the allocation to Real Estate, the Barclays Capital 1-10 Year Municipal Bond Index, the Barclays Capital 5-Year GO Municipal Index, the Barclays Capital Global Aggregate Bond Index and the Barclays Capital U.S. Aggregate Bond Index represent the allocation to Bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but

(Historical Performance continued on next page)

2011 Semi-Annual Report	3

Historical Performance (continued from previous page)

there can be no guarantee that these decisions will produce the desired results. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds

(Historical Performance continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks:

possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs’ expenses and runs the risk that the ETF may not achieve its investment objective.

An Important Note About the Value of Historical Performance

The performance shown on page 6 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit alliancebernstein.com, click on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

2011 Semi-Annual Report	5

Historical Performance (continued from previous page)

Overlay Portfolios vs. Their Benchmarks

		TOTAL RETURNS				AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2011	CLASS	PAST 6 MONTHS		PAST 12 MONTHS		SINCE INCEPTION		INCEPTION DATE
Overlay A Portfolio	1 2	10.39 10.49	% %	12.67 12.88	% %	17.34 17.54	% %	2/8/2010
Composite Benchmark		12.13%		14.02%		21.49%
S&P 500 Stock Index		17.31%		15.65%		24.36%
Tax-Aware Overlay A Portfolio	1 2	14.24 14.41	% %	14.24 14.51	% %	19.66 20.01	% %	2/8/2010
Composite Benchmark		11.74%		12.47%		19.06%
S&P 500 Stock Index		17.31%		15.65%		24.36%
Overlay B Portfolio	1 2	2.66 2.75	% %	8.36 8.46	% %	9.74 9.83	% %	2/8/2010
Composite Benchmark		3.85%		8.57%		10.74%
Barclays Capital Global Aggregate Bond Index (USD Hedged)		-1.83%		2.66%		2.84%
Tax-Aware Overlay B Portfolio	1 2	4.66 4.74	% %	8.22 8.41	% %	9.71 9.88	% %	2/8/2010
Composite Benchmark		3.50%		6.71%		8.65%
Barclays Capital 5-Year GO Municipal Index		-1.05%		3.17%		2.42%
Tax-Aware Overlay C Portfolio	1 2	4.36 4.45	% %	8.33 8.52	% %	9.81 9.98	% %	2/8/2010
Composite Benchmark		3.50%		6.71%		8.65%
Barclays Capital 5-Year GO Municipal Index		-1.05%		3.17%		2.42%
Tax-Aware Overlay N Portfolio	1 2	4.45 4.52	% %	7.90 8.08	% %	9.61 9.77	% %	2/8/2010
Composite Benchmark		3.50%		6.71%		8.65%
Barclays Capital 5-Year GO Municipal Index		-1.05%		3.17%		2.42%

The Composite Benchmark for Overlay A is 51.8% S&P 500, MSCI EAFE 18.5%, MSCI EM 3.7%, 12% FTSE EPRA/NAREIT Developed, 14% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays U.S. Aggregate Bond . The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal.

See Historical Performance and Benchmark disclosures on pages 3–5.

(Historical Performance continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of $25,000	Growth of $25,000

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of $25,000	Growth of $25,000

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of $25,000	Growth of $25,000

The Composite Benchmark for Overlay A is 51.8% S&P 500, MSCI EAFE 18.5%, MSCI EM 3.7%, 12% FTSE EPRA/NAREIT Developed, 14% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal.

Each chart shows the growth of $25,000 for the period ending March 31, 2011.

See Historical Performance and Benchmark disclosures on pages 3–5.

2011 Semi-Annual Report	7

Fund Expenses—March 31, 2011 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2010	ENDING ACCOUNT VALUE MARCH 31, 2011	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,103.86	$6.14	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$5.89	1.17%
Class 2
Actual	$1,000	$1,104.95	$5.09	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.89	0.97%

Tax Aware Overlay A
Class 1
Actual	$1,000	$1,142.42	$6.09	1.14%
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74	1.14%
Class 2
Actual	$1,000	$1,144.08	$5.08	0.95%
Hypothetical (5% return before expenses)	$1,000	$1,020.19	$4.78	0.95%

Overlay B
Class 1
Actual	$1,000	$1,026.58	$4.40	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.59	$4.38	0.87%
Class 2
Actual	$1,000	$1,027.53	$3.64	0.72%
Hypothetical (5% return before expenses)	$1,000	$1,021.34	$3.63	0.72%

Tax Aware Overlay B
Class 1
Actual	$1,000	$1,046.57	$4.44	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.59	$4.38	0.87%
Class 2
Actual	$1,000	$1,047.41	$3.68	0.72%
Hypothetical (5% return before expenses)	$1,000	$1,021.34	$3.63	0.72%

Tax Aware Overlay C
Class 1
Actual	$1,000	$1,043.63	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53	0.90%
Class 2
Actual	$1,000	$1,044.50	$3.82	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78	0.75%

Tax Aware Overlay N
Class 1
Actual	$1,000	$1,044.49	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53	0.90%
Class 2
Actual	$1,000	$1,045.22	$3.82	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78	0.75%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

8	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2011 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	28.9%	54.6%
Developed International & Emerging Markets	12.4%	23.2%
Global Real Estate	21.4%	0.0%
Sub-total	62.7%	77.8%

Global Bond
US	20.3%	22.2%
Non-US	17.0%	0.0%
Sub-total	37.3%	22.2%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	23.7%	28.8%
Developed International & Emerging Markets	10.0%	12.4%
Global Real Estate	4.3%	0.0%
Sub-total	38.0%	41.2%

Global Bond
US	12.7%	58.8%
Non-US	49.3%	0.0%
Sub-total	62.0%	58.8%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	28.9%	28.6%
Developed International & Emerging Markets	12.6%	12.5%
Global Real Estate	0.0%	0.0%
Sub-total	41.5%	41.1%

Global Bond
US	58.5%	58.9%
Non-US	0.0%	0.0%
Sub-total	58.5%	58.9%
Total	100.0%	100.0%

*	All data are as of March 31, 2011. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments net of derivative exposure, based on the Adviser’s internal classification guidelines.

2011 Semi-Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–70.3%
Financials–10.8%
Capital Markets–1.4%
Goldman Sachs Group, Inc. (The)	83,800	$13,279,786
GP Investments Ltd. (BDR)(a)	199,400	775,543
Man Group PLC	105,900	417,289
Morgan Stanley	89,900	2,456,068
UBS AG(a)	52,478	944,083

		17,872,769

Commercial Banks–3.3%
Banco Bradesco SA (Preference Shares)	7,837	160,086
Banco do Brasil SA	62,800	1,136,643
Banco Santander Brasil SA (ADR)	83,900	1,028,614
Bangkok Bank PCL (NVDR)	106,400	604,946
Bank Central Asia Tbk PT	792,500	631,530
Bank of China Ltd.	1,436,000	798,540
Bank Rakyat Indonesia Persero TBK PT	830,000	547,361
Barclays PLC	243,600	1,093,753
BB&T Corp.	99,800	2,739,510
BNP Paribas	25,310	1,850,279
China Construction Bank Corp.–Class H	255,000	238,727
Comerica, Inc.	24,700	906,984
Danske Bank A/S(a)	4,648	103,805
Danske Bank A/S(a)	13,945	308,254
DnB NOR ASA	13,555	207,836
HSBC Holdings PLC	130,200	1,344,848
Itau Unibanco Holding SA (ADR)	71,550	1,720,777
KB Financial Group, Inc. (ADR)	18,700	975,579
KBC Groep NV(a)	19,788	744,583
Komercni Banka AS	2,400	605,043
Lloyds Banking Group PLC(a)	717,700	666,888
National Australia Bank Ltd.	74,200	1,983,173
National Bank of Canada	7,400	601,388
Societe Generale	33,900	2,201,948
Standard Chartered PLC	57,550	1,492,782
Sumitomo Mitsui Financial Group, Inc.	24,700	766,325
Toronto-Dominion Bank (The)	8,900	787,643
Turkiye Garanti Bankasi AS	215,300	1,004,562
Turkiye Is Bankasi–Class C	271,500	866,761
Turkiye Vakiflar Bankasi Tao–Class D	207,800	518,614
UniCredit SpA	469,100	1,156,259
Wells Fargo & Co.(b)	351,400	11,139,380

		40,933,421

Consumer Finance–0.1%
Capital One Financial Corp.	31,000	1,610,760

Diversified Financial Services–2.8%
Challenger Ltd.	38,100	194,259
Citigroup, Inc.(a)	1,187,700	5,249,634
ING Groep NV(a)	181,200	2,300,119

Company	Shares	U.S. $ Value

JPMorgan Chase & Co.	546,700	$25,202,870
Moody’s Corp.	27,100	918,961
ORIX Corp.	6,700	628,014

		34,493,857

Insurance–1.5%
Admiral Group PLC	58,372	1,454,172
Aegon NV(a)	100,400	751,779
AIA Group Ltd.(a)	285,200	877,923
Allianz SE	13,700	1,918,350
AON Corp.	71,800	3,802,528
Aviva PLC	142,800	990,922
MetLife, Inc.	56,800	2,540,664
Muenchener Rueckversicherungs AG	6,200	975,317
Prudential PLC	67,200	761,018
Travelers Cos., Inc. (The)	86,200	5,127,176

		19,199,849

Real Estate Management & Development–1.7%
CapitaLand Ltd.	310,000	811,533
CapitaMalls Asia Ltd.	200,000	282,375
China Overseas Land & Investment Ltd.	524,000	1,070,615
Evergrande Real Estate Group Ltd.	5,500,000	3,018,708
Hang Lung Group Ltd.	75,000	468,680
Hang Lung Properties Ltd.	675,000	2,951,836
Mitsubishi Estate Co., Ltd.	325,000	5,492,193
Mitsui Fudosan Co., Ltd.	323,000	5,309,618
New World Development Ltd.	914,000	1,613,852

		21,019,410

		135,130,066

Consumer Discretionary–9.8%
Auto Components–1.2%
BorgWarner, Inc.(a)	53,000	4,223,570
Bridgestone Corp.	54,600	1,141,730
GKN PLC	285,300	917,134
Johnson Controls, Inc.	127,000	5,279,390
Lear Corp.	45,400	2,218,698
Magna International, Inc.–Class A	22,000	1,054,729
Sumitomo Rubber Industries Ltd.	20,500	208,690

		15,043,941

Automobiles–0.5%
Ford Motor Co.(a)	102,400	1,526,784
General Motors Co.(a)	29,800	924,694
Nissan Motor Co., Ltd.	164,300	1,459,481
Renault SA(a)	26,800	1,480,884
Toyota Motor Corp.	36,500	1,448,475

		6,840,318

Distributors–0.3%
Inchcape PLC(a)	34,980	194,104
Li & Fung Ltd.	652,000	3,330,138

		3,524,242

Diversified Consumer Services–0.2%
Anhanguera Educacional Participacoes SA	37,700	923,190

10	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Estacio Participacoes SA	84,400	$1,369,920

		2,293,110

Hotels, Restaurants & Leisure–0.7%
Ajisen China Holdings Ltd.	160,000	308,688
Carnival Corp.	73,533	2,820,726
Royal Caribbean Cruises Ltd.(a)	40,800	1,683,408
Shangri-La Asia Ltd.	91,000	232,467
Starbucks Corp.	109,100	4,031,245

		9,076,534

Household Durables–0.9%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	79,500	753,781
Garmin Ltd.	44,300	1,499,998
MRV Engenharia e Participacoes SA	43,900	351,168
NVR, Inc.(a)	2,600	1,965,600
Rossi Residencial SA	182,300	1,519,678
Sharp Corp.	103,000	1,021,767
Sony Corp.	24,200	771,884
Stanley Black & Decker, Inc.	38,500	2,949,100

		10,832,976

Internet & Catalog Retail–0.3%
Amazon.com, Inc.(a)	24,600	4,431,198

Media–3.2%
Comcast Corp.–Class A	415,500	10,271,160
DIRECTV(a)	81,000	3,790,800
Gannett Co., Inc.	60,300	918,369
Informa PLC	54,012	360,613
News Corp.–Class A	446,300	7,837,028
Time Warner Cable, Inc.–Class A(b)	88,300	6,299,322
Time Warner, Inc.	69,900	2,495,430
Viacom, Inc.–Class B	53,700	2,498,124
Vivendi SA	52,230	1,489,984
Walt Disney Co. (The)	98,900	4,261,601
Yellow Media, Inc.	64,200	364,870

		40,587,301

Multiline Retail–0.4%
Don Quijote Co., Ltd.	14,900	470,202
Kohl’s Corp.(b)	85,900	4,556,136

		5,026,338

Specialty Retail–2.0%
Esprit Holdings Ltd.	157,100	720,303
Fast Retailing Co., Ltd.	8,300	1,039,081
Gap, Inc. (The)	138,900	3,147,474
Hennes & Mauritz AB–Class B	87,900	2,918,079
Inditex SA	33,835	2,714,931
Limited Brands, Inc.	136,200	4,478,256
Lowe’s Cos., Inc.	335,800	8,875,194
Yamada Denki Co., Ltd.	9,670	649,846

		24,543,164

Textiles, Apparel & Luxury Goods–0.1%
Anta Sports Products Ltd.	234,000	363,236
Daphne International Holdings Ltd.	56,000	42,349

Company	Shares	U.S. $ Value

Ports Design Ltd.	182,522	$420,710

		826,295

		123,025,417

Information Technology–9.5%
Communications Equipment–1.2%
Cisco Systems, Inc.(b)	35,200	603,680
HTC Corp.	36,000	1,406,153
Juniper Networks, Inc.(a)	64,100	2,697,328
Motorola Solutions, Inc.(a)	62,500	2,793,125
QUALCOMM, Inc.	99,600	5,461,068
Riverbed Technology, Inc.(a)	61,500	2,315,475

		15,276,829

Computers & Peripherals–3.4%
Apple, Inc.(a)(b)	57,200	19,931,340
Dell, Inc.(a)	446,400	6,477,264
EMC Corp.(a)(b)	275,400	7,311,870
Fujitsu Ltd.	109,000	615,965
Hewlett-Packard Co.	130,800	5,358,876
Lite-On Technology Corp.	230,869	284,147
Logitech International SA(a)	103,500	1,865,022
Pegatron Corp.(a)	170,000	192,865
Toshiba Corp.	159,000	777,446
Wistron Corp.	260,826	412,755

		43,227,550

Electronic Equipment & Instruments & Components – 0.5%
AU Optronics Corp.(a)	1,374,000	1,196,646
Corning, Inc.	144,200	2,974,846
TE Connectivity Ltd.	45,670	1,590,229

		5,761,721

Internet Software & Services–1.1%
Google, Inc.–Class A(a)(b)	23,500	13,775,935

IT Services–0.5%
Accenture PLC	88,200	4,848,354
Cap Gemini SA	20,556	1,193,546

		6,041,900

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	41,500	348,769

Semiconductors & Semiconductor Equipment–0.9%
Advanced Semiconductor Engineering, Inc. (ADR)	16,000	87,680
Broadcom Corp.–Class A	125,300	4,934,314
Intel Corp.(b)	30,300	611,151
Marvell Technology Group Ltd.(a)	138,400	2,152,120
Samsung Electronics Co., Ltd. (GDR) (London)(c)	4,850	2,059,862
Sumco Corp.(a)	4,400	88,487
Trina Solar Ltd. (Sponsored ADR)(a)	37,191	1,120,193

		11,053,807

Software–1.9%
Citrix Systems, Inc.(a)	73,200	5,377,272

2011 Semi-Annual Report	11

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Intuit, Inc.(a)	77,800	$4,131,180
Oracle Corp.	246,400	8,222,368
Rovi Corp.(a)	50,900	2,730,785
SAP AG	44,500	2,721,634
Temenos Group AG(a)	21,660	819,703

		24,002,942

		119,489,453

Energy–7.8%
Energy Equipment & Services–2.4%
AMEC PLC	136,716	2,614,733
Cameron International Corp.(a)	54,000	3,083,400
Cie Generale de Geophysique-Veritas(a)	7,826	283,179
Ensco PLC (Sponsored ADR)	71,800	4,152,912
Nabors Industries Ltd.(a)	90,000	2,734,200
Petrofac Ltd.	102,300	2,444,579
Saipem SpA	29,300	1,556,537
Schlumberger Ltd.(b)	114,800	10,706,248
Technip SA	21,724	2,316,167

		29,891,955

Oil, Gas & Consumable Fuels–5.4%
Afren PLC(a)	398,579	1,041,899
BP PLC	175,900	1,292,352
China Petroleum & Chemical Corp.–Class H	594,000	593,878
ConocoPhillips(b)	52,000	4,152,720
Devon Energy Corp.(b)	112,600	10,333,302
ENI SpA	1,400	34,352
EOG Resources, Inc.	41,800	4,953,718
Gazprom OAO (Sponsored ADR)	74,400	2,406,096
Hess Corp.	45,600	3,885,576
JX Holdings, Inc.	58,900	395,724
LUKOIL OAO (London) (Sponsored ADR)	21,450	1,531,316
Marathon Oil Corp.	178,600	9,521,166
Newfield Exploration Co.(a)	31,400	2,386,714
Nexen, Inc. (New York)	119,000	2,965,480
Nexen, Inc. (Toronto)	56,931	1,419,311
Noble Energy, Inc.	77,200	7,461,380
Occidental Petroleum Corp.	24,100	2,518,209
OMV AG	12,600	569,628
Penn West Petroleum Ltd.	26,909	747,179
Petroleo Brasileiro SA (Sponsored ADR)	73,100	2,597,974
PTT PCL	47,000	550,108
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	45,500	1,655,210
Southwestern Energy Co.(a)	55,100	2,367,647
Suncor Energy, Inc. (New York)	21,900	981,996
Suncor Energy, Inc. (Toronto)	12,000	538,174
Tesoro Corp.(a)	43,800	1,175,154

		68,076,263

		97,968,218

Company	Shares	U.S. $ Value

Industrials–6.7%
Aerospace & Defense–1.4%
BAE Systems PLC	208,600	$1,087,137
Goodrich Corp.	33,400	2,856,702
Honeywell International, Inc.	53,400	3,188,514
Huntington Ingalls Industries, Inc.(a)	19,217	797,492
Northrop Grumman Corp.	115,300	7,230,463
Raytheon Co.	49,300	2,507,891

		17,668,199

Air Freight & Logistics–0.7%
Kuehne & Nagel International AG	4,121	576,108
United Parcel Service, Inc.–Class B	106,100	7,885,352

		8,461,460

Airlines–0.2%
Delta Air Lines, Inc.(a)	279,900	2,743,020

Building Products–0.1%
Asahi Glass Co., Ltd.	85,000	1,069,414

Commercial Services & Supplies–0.3%
Aggreko PLC	68,100	1,719,912
Rentokil Initial PLC(a)	116,700	168,408
Serco Group PLC	230,027	2,059,005

		3,947,325

Construction & Engineering–0.2%
Aveng Ltd.	53,400	281,254
Bouygues SA	39,500	1,896,089

		2,177,343

Electrical Equipment–0.7%
Cooper Industries PLC	70,900	4,601,410
Rockwell Automation, Inc.	28,900	2,735,385
Sumitomo Electric Industries Ltd.	76,700	1,062,229
Vestas Wind Systems A/S(a)	18,688	811,163

		9,210,187

Industrial Conglomerates–0.4%
Bidvest Group Ltd.	25,800	567,018
General Electric Co.(b)	196,300	3,935,815

		4,502,833

Industrial Warehouse Distribution–0.6%
AMB Property Corp.	25,759	926,551
Ascendas Real Estate Investment Trust	679,000	1,098,897
First Potomac Realty Trust	22,930	361,148
Global Logistic Properties Ltd.(a)	430,000	638,070
ProLogis	197,300	3,152,854
ProLogis European Properties(a)	104,800	741,097

		6,918,617

Machinery–1.5%
Danaher Corp.(b)	145,900	7,572,210
Eaton Corp.	28,000	1,552,320
Flowserve Corp.	25,200	3,245,760
Ingersoll-Rand PLC	100,800	4,869,648

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Parker Hannifin Corp.	17,900	$1,694,772

		18,934,710

Mixed Office Industrial–0.1%
Goodman Group	2,129,100	1,508,275

Professional Services–0.3%
Capita Group PLC (The)	215,500	2,568,585
Experian PLC	80,200	992,950

		3,561,535

Road & Rail–0.0%
East Japan Railway Co.	1,100	61,082
Firstgroup PLC	45,900	239,995
Nippon Express Co., Ltd.	77,000	295,370

		596,447

Trading Companies & Distributors–0.1%
Mitsubishi Corp.	29,800	826,306
Mitsui & Co., Ltd.	28,700	513,841

		1,340,147

Transportation Infrastructure–0.1%
China Merchants Holdings International Co., Ltd.	224,000	946,196

		83,585,708

Health Care–5.4%
Biotechnology–0.9%
Celgene Corp.(a)	79,300	4,562,129
Gilead Sciences, Inc.(a)	161,000	6,832,840

		11,394,969

Health Care Providers & Services–0.8%
Express Scripts, Inc.–Class A(a)	81,600	4,537,776
HCA Holdings, Inc.(a)	39,826	1,348,907
Health Net, Inc.(a)	34,700	1,134,690
McKesson Corp.	10,900	861,645
WellPoint, Inc.	37,400	2,610,146

		10,493,164

Pharmaceuticals–3.7%
Allergan, Inc.	69,500	4,935,890
Aspen Pharmacare Holdings Ltd.(a)	109,431	1,276,671
AstraZeneca PLC	52,800	2,425,769
AstraZeneca PLC (Sponsored ADR)	163,800	7,554,456
Johnson & Johnson	195,200	11,565,600
Novartis AG	33,650	1,822,179
Pfizer, Inc.(b)	522,600	10,614,006
Roche Holding AG	8,600	1,227,782
Sanofi-Aventis SA	12,000	840,895
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	66,700	3,346,339

		45,609,587

		67,497,720

Company	Shares	U.S. $ Value

Materials–4.5%
Chemicals–2.4%
Agrium, Inc. (Toronto)	6,800	$627,957
Clariant AG(a)	45,000	810,701
DIC Corp.	116,000	269,800
Dow Chemical Co. (The)	305,200	11,521,300
Huabao International Holdings Ltd.	356,000	549,203
Israel Chemicals Ltd.	212,300	3,494,808
K&S AG	49,900	3,762,754
Koninklijke DSM NV	14,900	916,108
Monsanto Co.	78,800	5,694,088
Potash Corp. of Saskatchewan, Inc.	47,800	2,816,854

		30,463,573

Containers & Packaging–0.0%
Smurfit Kappa Group PLC(a)	16,500	209,768

Metals & Mining–2.1%
Agnico-Eagle Mines Ltd.	12,400	822,740
Alcoa, Inc.	150,900	2,663,385
Centamin Egypt Ltd.(a)	187,500	407,466
Commercial Metals Co.	90,100	1,556,027
Dowa Holdings Co., Ltd.	110,000	685,002
Eurasian Natural Resources Corp. PLC	9,800	147,087
Hindalco Industries Ltd. (GDR)(c)	30,470	142,904
JFE Holdings, Inc.	31,400	919,378
KGHM Polska Miedz SA	13,700	869,009
New Gold, Inc.(a)	33,300	391,906
Newcrest Mining Ltd.	13,400	552,004
Reliance Steel & Aluminum Co.	22,000	1,271,160
Rio Tinto PLC	79,100	5,592,230
Steel Dynamics, Inc.	60,000	1,126,200
Tata Steel Ltd. (GDR)(c)	17,100	238,603
ThyssenKrupp AG	21,200	862,913
Vale SA (Sponsored ADR) (Local Preference Shares)	87,900	2,594,808
Vale SA (Sponsored ADR)–Class B	75,500	2,517,925
Xstrata PLC	102,992	2,402,963

		25,763,710

		56,437,051

Equity:Other–4.0%
Diversified/Specialty–3.1%
BioMed Realty Trust, Inc.	81,850	1,556,787
British Land Co. PLC	336,609	2,983,340
Cheung Kong Holdings Ltd.	106,000	1,730,506
Coresite Realty Corp.	37,949	601,112
Dexus Property Group	2,035,000	1,787,678
Digital Realty Trust, Inc.	44,950	2,613,393
Dundee Real Estate Investment Trust	33,859	1,155,991
FirstService Corp.(a)	7,153	270,774
Fonciere Des Regions(a)	9,900	1,054,532
Forest City Enterprises, Inc.(a)	47,237	889,473
H&R Real Estate Investment Trust	20,929	474,923
Hysan Development Co., Ltd.	280,000	1,151,621
Kerry Properties Ltd.	421,000	2,111,311

2011 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Land Securities Group PLC	63,860	$750,567
Lend Lease Group	89,268	837,002
Morguard Real Estate Investment Trust	6,178	92,909
Overseas Union Enterprise Ltd.	211,000	521,876
Savills PLC	89,600	514,719
Soho China Ltd.	945,500	813,487
Sun Hung Kai Properties Ltd.	430,000	6,809,489
Swire Pacific Ltd.	80,000	1,173,754
Telecity Group PLC(a)	216,207	1,762,726
Unibail-Rodamco SE	13,600	2,947,579
UOL Group Ltd.	232,000	873,279
Vornado Realty Trust	17,400	1,522,500
Wereldhave NV	11,600	1,238,856
Wheelock & Co., Ltd.	214,000	803,102

		39,043,286

Health Care–0.7%
Chartwell Seniors Housing Real Estate Investment Trust	169,100	1,615,127
Health Care REIT, Inc.	51,100	2,679,684
National Health Investors, Inc.	23,020	1,103,119
Nationwide Health Properties, Inc.	28,000	1,190,840
Ventas, Inc.	41,300	2,242,590

		8,831,360

Triple Net–0.2%
Entertainment Properties Trust	46,850	2,193,517

		50,068,163

Consumer Staples–3.7%
Beverages–0.5%
Anheuser-Busch InBev NV	56,200	3,204,062
Asahi Breweries Ltd.	22,100	367,434
Constellation Brands, Inc.–Class A(a)	125,700	2,549,196

		6,120,692

Food & Staples Retailing–0.9%
BIM Birlesik Magazalar AS	6,100	205,326
Delhaize Group SA	13,451	1,095,808
Koninklijke Ahold NV	45,200	606,181
Kroger Co. (The)	215,500	5,165,535
Olam International Ltd.	1,089,000	2,417,985
Tesco PLC	215,100	1,313,972

		10,804,807

Food Products–0.8%
Archer-Daniels-Midland Co.	67,700	2,437,877
Bunge Ltd.	67,300	4,867,809
Chaoda Modern Agriculture Holdings Ltd.	164,000	102,143
China Green Holdings Ltd.	234,000	179,909
Smithfield Foods, Inc.(a)	113,000	2,718,780

		10,306,518

Household Products–0.4%
Kimberly-Clark Corp.	33,200	2,166,964

Company	Shares	U.S. $ Value

Procter & Gamble Co. (The)	43,100	$2,654,960

		4,821,924

Personal Products–0.1%
Hypermarcas SA(a)	84,200	1,113,968

Tobacco–1.0%
Altria Group, Inc.	180,900	4,708,827
British American Tobacco PLC	60,196	2,413,713
Imperial Tobacco Group PLC	108,900	3,360,253
Japan Tobacco, Inc.	714	2,581,383

		13,064,176

		46,232,085

Retail–2.0%
Regional Mall–1.2%
BR Malls Participacoes SA	142,500	1,483,784
CBL & Associates Properties, Inc.	35,100	611,442
General Growth Properties, Inc.	50,711	785,006
Glimcher Realty Trust	123,900	1,146,075
Multiplan Empreendimentos Imobiliarios SA	70,100	1,449,101
Simon Property Group, Inc.	60,600	6,493,896
Taubman Centers, Inc.	13,000	696,540
Westfield Group	287,956	2,780,658

		15,446,502

Shopping Center/Other Retail–0.8%
Eurocommercial Properties N.V.	23,509	1,165,461
Kimco Realty Corp.	95,858	1,758,036
Klepierre	56,600	2,296,706
Link REIT (The)	188,045	589,985
Primaris Retail Real Estate Investment Trust	35,100	771,150
RioCan Real Estate Investment Trust (Toronto)	45,187	1,186,654
Weingarten Realty Investors	70,830	1,775,000

		9,542,992

		24,989,494

Residential–1.8%
Multi-Family–1.2%
BRE Properties, Inc.	33,100	1,561,658
Camden Property Trust	31,900	1,812,558
Colonial Properties Trust	75,300	1,449,525
Equity Residential	47,200	2,662,552
Essex Property Trust, Inc.	11,475	1,422,900
Home Properties, Inc.	16,369	964,953
Mid-America Apartment Communities, Inc.	24,300	1,560,060
Stockland	415,961	1,595,718
UDR, Inc.	49,800	1,213,626
Wing Tai Holdings Ltd.	659,000	800,905

		15,044,455

Self Storage–0.6%
Big Yellow Group PLC	281,860	1,495,200
Extra Space Storage, Inc.	78,200	1,619,522

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Public Storage	20,400	$2,262,564
U-Store-It Trust	145,000	1,525,400

		6,902,686

		21,947,141

Office–1.3%
Office–1.3%
Allied Properties Real Estate Investment Trust	8,614	195,470
Beni Stabili SpA	982,696	1,021,474
Boston Properties, Inc.	30,623	2,904,592
Castellum AB	94,641	1,376,351
Cominar Real Estate Investment Trust	36,274	849,324
Douglas Emmett, Inc.	81,400	1,526,250
Duke Realty Corp.	134,800	1,888,548
Great Portland Estates PLC	139,900	865,614
Hongkong Land Holdings Ltd.	267,000	1,870,091
ING Office Fund	1,194,900	765,328
Kilroy Realty Corp.	27,200	1,056,176
NTT Urban Development Corp.	800	670,644
Sponda Oyj	137,700	782,245

		15,772,107

Telecommunication Services–1.3%
Diversified Telecommunication Services–1.0%
AT&T, Inc.	195,000	5,967,000
CenturyLink, Inc.	62,400	2,592,720
France Telecom SA	29,000	651,156
Nippon Telegraph & Telephone Corp.	31,100	1,389,078
Telecom Italia SpA (ordinary shares)	1,079,100	1,658,363
Telenor ASA	24,000	394,997
Telstra Corp. Ltd.	7,400	21,586

		12,674,900

Wireless Telecommunication Services–0.3%
Sprint Nextel Corp.(a)	257,600	1,195,264
Vodafone Group PLC	639,300	1,821,882

		3,017,146

		15,692,046

Lodging–1.0%
Lodging–1.0%
DiamondRock Hospitality Co.	123,812	1,382,980
Great Eagle Holdings Ltd.	226,000	757,602
Host Hotels & Resorts, Inc.	77,700	1,368,297
Hyatt Hotels Corp.(a)	43,500	1,872,240
InnVest Real Estate Investment Trust	203,600	1,455,336
Intercontinental Hotels Group PLC	91,200	1,868,942
Kosmopolito Hotels International Ltd.(a)	854,000	166,989
LaSalle Hotel Properties	30,000	810,000
Sunstone Hotel Investors, Inc.(a)	136,857	1,394,573
Whitbread PLC	47,600	1,258,899

Company	Shares	U.S. $ Value

Wyndham Worldwide Corp.	25,900	$823,879

		13,159,737

Utilities–0.7%
Electric Utilities–0.4%
E.ON AG	58,500	1,778,933
Edison International	67,100	2,455,189
EDP–Energias de Portugal SA(a)	183,600	714,818
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	10,200	225,535
Tokyo Electric Power Co., Inc. (The)	93,900	523,368

		5,697,843

Independent Power Producers & Energy Traders–0.1%
Constellation Energy Group, Inc.	37,500	1,167,375

Multi-Utilities–0.2%
DTE Energy Co.	47,300	2,315,808

		9,181,026

Total Common Stocks (cost $786,280,014)		880,175,432

WARRANTS–0.9%
Financials–0.4%
Commercial Banks–0.1%
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	14,100	304,835
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)(c)	26,700	1,156,473
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/7/15(a)(c)	9,800	268,406

		1,729,714

Consumer Finance–0.1%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	40,400	721,758

Real Estate Management & Development–0.0%
Henderson Land Development Co., Ltd. expiring 6/01/11(a)	7,400	447

Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	165,800	2,601,070

		5,052,989

Industrials–0.3%
Construction & Engineering–0.1%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 10/31/12(a)(c)	37,500	1,391,625

2011 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Electrical Equipment–0.1%
AU Optronics Corp., Credit Suisse/Nassau, expiring 2/17/12(a)	174,100	$152,181
Bharat Heavy Electricals Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	20,580	952,016

		1,104,197

Machinery–0.1%
Jain Irrigation Systems Ltd., Deutsche Bank AG London, expiring 5/7/18(a)(c)	67,205	269,351
Jain Irrigation Systems Ltd., Merril Lynch Intl & Co., expiring 11/24/14(a)	126,112	505,444

		774,795

		3,270,617

Materials–0.1%
Metals & Mining–0.1%
Steel Authority of India Ltd., Merril Lynch Intl & Co., expiring 3/25/14(a)(c)	82,971	316,144
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(c)	58,600	816,193

		1,132,337

Consumer Discretionary–0.1%
Diversified Consumer Services–0.0%
Educomp Solutions Ltd., Deutsche Bank AG London, expiring 8/10/17(a)(c)	42,500	401,149

Company	Shares	U.S. $ Value

Household Durables–0.1%
LG Electronics, Inc., Deutsche Bank AG London, expiring 5/21/18(a)(c)	5,500	$527,156

		928,305

Information Technology–0.0%
Semiconductors & Semiconductor Equipment–0.0%
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/30/17(a)(c)	91,000	285,076

Total Warrants (cost $10,366,721)		10,669,324

SHORT-TERM INVESTMENTS–28.3%
Investment Companies–28.3%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.16%(d) (cost $354,565,387)	354,565,387	354,565,387

Total Investments—99.5% (cost $1,151,212,122)		1,245,410,143

Other assets less liabilities—0.5%		5,739,766

Net Assets—100.0%		$1,251,149,909

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australian T-Bond 10 Yr Futures	19	June 2011	$2,039,495	$2,040,078	$583
German Euro Bobl Futures	112	June 2011	18,188,318	18,185,276	(3,042)
German Euro Bund Futures	165	June 2011	28,372,281	28,359,861	(12,420)
German Euro Buxl Futures	74	June 2011	10,732,815	10,669,754	(63,061)
German Euro Schatz Futures	167	June 2011	25,351,868	25,366,538	14,670
Gov’t of Canada Bond 10Yr Futures	37	June 2011	4,543,119	4,579,681	36,562
JGB Mini 10 Yr Futures SGX	546	June 2011	91,177,787	91,614,836	437,049
U.S. T-Bond 30 Yr Futures	248	June 2011	29,539,729	29,806,500	266,771
U.S. T-Note 10 Yr Futures	805	June 2011	95,580,650	95,820,156	239,506
U.S. T-Note 2 Yr Futures	428	June 2011	93,356,124	93,357,500	1,376
UK Long Gilt Bond Futures	108	June 2011	20,123,953	20,300,113	176,160
Ultra Long U.S. T-Bond Futures	116	June 2011	14,268,000	14,333,250	65,250

16	Sanford C. Bernstein Fund, Inc.

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
ASX SPI 200 Index Futures	19	June 2011	$2,323,105	$2,390,253	$(67,148)
EURO STOXX 50	216	June 2011	8,806,302	8,705,913	100,389
FTSE 100 Index	57	June 2011	5,330,810	5,380,749	(49,939)
FTSE MIB Index Futures	2	June 2011	303,630	302,615	1,015
Hang Seng Index Futures	4	April 2011	595,615	604,612	(8,997)
MSCI EAFE E Mini Index Futures	192	June 2011	15,357,184	16,195,200	(838,016)
MSCI Emerging Markets E Mini Futures	157	June 2011	8,822,969	9,169,585	(346,616)
OMX 30 Index Futures	46	April 2011	783,653	817,147	(33,494)
S&P 500 E Mini Index Futures	2,674	June 2011	174,505,750	176,617,700	(2,111,950)
S&P TSE 60 Index Futures	31	June 2011	5,143,208	5,162,724	(19,516)
Topix Index Futures	49	June 2011	5,343,791	5,101,467	242,324

					$(1,972,544)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Bank of America NA:
Swedish Krona	Settling 5/16/11	60,101	$9,330,280	$9,502,010	$171,730
Swedish Krona	Settling 6/15/11	27,584	4,314,719	4,354,117	39,398
Barclays Bank PLC:
Japanese Yen	Settling 5/16/11	244,050	2,976,764	2,934,685	(42,079)
BNP Paribas SA:
Canadian Dollar	Settling 5/16/11	2,109	2,127,359	2,173,233	45,874
Citibank NA:
Canadian Dollar	Settling 6/15/11	1,523	1,560,395	1,568,327	7,932
Credit Suisse London Branch (GFX):
Australian Dollar	Settling 6/15/11	421	413,296	431,598	18,302
Euro	Settling 5/16/11	16,138	22,083,885	22,852,732	768,847
Euro	Settling 5/16/11	27,915	39,020,983	39,529,930	508,947
Great British Pound	Settling 5/16/11	2,180	3,499,445	3,495,381	(4,064)
Great British Pound	Settling 5/16/11	794	1,277,779	1,273,088	(4,691)
Norwegian Krone	Settling 5/16/11	22,850	3,960,345	4,122,627	162,282
Swedish Krona	Settling 5/16/11	4,796	745,075	758,251	13,176
Deutsche Bank AG London:
Norwegian Krone	Settling 6/15/11	24,013	4,278,486	4,325,235	46,749
Swiss Franc	Settling 5/16/11	2,104	2,198,537	2,291,306	92,769
Goldman Sachs International:
Euro	Settling 5/16/11	11,512	15,733,681	16,301,936	568,255
Japanese Yen	Settling 6/15/11	46,849	574,109	563,475	(10,634)
New Zealand Dollar	Settling 6/15/11	4,212	3,088,702	3,198,843	110,141
Morgan Stanley and Co.:
Japanese Yen	Settling 5/16/11	43,653	526,741	524,925	(1,816)
Norwegian Krone	Settling 5/16/11	25,636	4,359,745	4,625,280	265,535
Swedish Krona	Settling 5/16/11	5,227	780,979	826,393	45,414
Swiss Franc	Settling 5/16/11	3,782	3,924,267	4,118,688	194,421

2011 Semi-Annual Report	17

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Royal Bank of Scotland:
Euro	Settling 5/16/11	48,619	$67,626,598	$68,848,491	$1,221,893
Euro	Settling 5/16/11	4,079	5,673,685	5,776,198	102,513
Japanese Yen	Settling 6/15/11	212,343	2,566,761	2,553,947	(12,814)
Societe Generale:
Euro	Settling 6/15/11	2,990	4,173,881	4,231,519	57,638
Swiss Franc	Settling 5/16/11	2,129	2,363,455	2,318,532	(44,923)
Swiss Franc	Settling 5/16/11	2,898	3,217,141	3,155,991	(61,150)
State Street Bank and Trust Co.:
Japanese Yen	Settling 5/16/11	264,913	3,159,142	3,185,561	26,419
Japanese Yen	Settling 5/16/11	103,910	1,257,519	1,249,511	(8,008)
Japanese Yen	Settling 5/16/11	120,531	1,477,566	1,449,377	(28,189)
Norwegian Krone	Settling 5/16/11	1,271	219,565	229,315	9,750
UBS AG:
New Zealand Dollar	Settling 5/16/11	4,433	3,411,725	3,373,277	(38,448)
Swiss Franc	Settling 6/15/11	1,275	1,411,366	1,388,810	(22,556)
Westpac Banking Corp.:
Australian Dollar	Settling 5/16/11	3,714	3,720,499	3,821,700	101,201
Australian Dollar	Settling 6/15/11	3,551	3,537,964	3,640,387	102,423

Sale Contracts:
Barclays Bank PLC:
Australian Dollar	Settling 5/16/11	3,228	3,160,373	3,321,607	(161,234)
BNP Paribas SA:
Canadian Dollar	Settling 5/16/11	5,603	5,651,775	5,773,650	(121,875)
Japanese Yen	Settling 5/16/11	23,324	286,465	280,469	5,996
Calyon:
Norwegian Krone	Settling 5/16/11	2,967	529,113	535,310	(6,197)
Canadian Imperial Bank of Commerce:
Canadian Dollar	Settling 5/16/11	571	578,456	588,391	(9,935)
Canadian Dollar	Settling 6/15/11	4,067	4,168,674	4,188,039	(19,365)
Citibank NA:
Euro	Settling 6/15/11	2,990	4,145,497	4,231,519	(86,022)
Credit Suisse London Branch (GFX):
Great British Pound	Settling 5/16/11	7,264	11,660,536	11,646,992	13,544
Great British Pound	Settling 6/15/11	1,910	3,086,846	3,061,085	25,761
Deutsche Bank AG London:
Canadian Dollar	Settling 6/15/11	1,199	1,215,095	1,234,684	(19,589)
Euro	Settling 5/16/11	86,440	118,068,828	122,406,129	(4,337,301)
Great British Pound	Settling 5/16/11	741	1,198,382	1,188,108	10,274
Great British Pound	settling 6/15/11	277	443,430	443,938	(508)
Goldman Sachs International:
Canadian Dollar	Settling 5/16/11	2,109	2,121,933	2,173,233	(51,300)
Japanese Yen	Settling 5/16/11	43,917	527,677	528,099	(422)
Japanese Yen	Settling 6/15/11	97,728	1,205,313	1,175,419	29,894
Swiss Franc	Settling 5/16/11	3,782	4,004,405	4,118,688	(114,283)
HSBC BankUSA:
Norwegian Krone	Settling 5/16/11	3,044	528,902	549,202	(20,300)
Swedish Krona	Settling 5/16/11	3,395	525,610	536,752	(11,142)

18	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Morgan Stanley and Co.:
Canadian Dollar	Settling 5/16/11	1,722	$1,735,474	$1,774,447	$(38,973)
Euro	Settling 5/16/11	11,512	15,364,122	16,301,936	(937,814)
New Zealand Dollar	Settling 5/16/11	701	526,598	533,424	(6,826)
New Zealand Dollar	Settling 5/16/11	1,217	874,742	926,072	(51,330)
Royal Bank of Scotland:
Great British Pound	Settling 6/15/11	997	1,608,141	1,597,854	10,287
Japanese Yen	Settling 5/16/11	67,597	857,732	812,849	44,883
Societe Generale:
Euro	Settling 5/16/11	2,305	3,227,853	3,264,069	(36,216)
Japanese Yen	Settling 5/16/11	43,399	527,570	521,870	5,700
State Street Bank and Trust Co.:
Canadian Dollar	Settling 5/16/11	514	519,670	529,655	(9,985)
Great British Pound	Settling 5/16/11	1,351	2,161,519	2,166,174	(4,655)
Great British Pound	Settling 5/16/11	3,257	5,160,912	5,222,226	(61,314)
Swiss Franc	Settling 5/16/11	2,129	2,254,819	2,318,532	(63,713)
UBS AG:
Australian Dollar	Settling 5/16/11	1,182	1,187,006	1,216,276	(29,270)
Euro	Settling 5/16/11	6,232	8,510,538	8,825,023	(314,485)
Japanese Yen	Settling 5/16/11	103,805	1,295,967	1,248,248	47,719
Japanese Yen	Settling 5/16/11	77,942	973,077	937,247	35,830
Japanese Yen	Settling 5/16/11	123,175	1,481,389	1,481,171	218
Westpac Banking Corp.:
Australian Dollar	Settling 5/16/11	1,021	1,022,787	1,050,608	(27,821)
New Zealand Dollar	Settling 6/15/11	4,212	3,090,117	3,198,843	(108,726)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5,081	1-Month USD-LIBOR-BBA Less a specified spread*	$14,412	10/17/11	Credit Suisse International	$798,861
Receive	FTSE EPRA/NAREIT Developed Real Estate index	20,860	1-Month USD-LIBOR-BBA Plus a specified spread*	59,612	3/19/12	Deutsche Bank AG	2,828,246
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5,818	1-Month USD-LIBOR-BBA Plus a specified spread*	16,511	3/15/12	Morgan Stanley Capital Services Inc.	904,851
Receive	FTSE EPRA/NAREIT Developed Real Estate index	6,667	1-Month USD-LIBOR-BBA Plus a specified spread*	18,911	3/15/12	UBS AG	1,046,014

Pay Total Return on Reference Index
Pay	MSCI Daily TR Gross EM USD	2,559	1-Month USD-LIBOR-BBA Plus a specified spread*	5,023	3/15/12	Bank of America	(363,563)

							$5,214,409

2011 Semi-Annual Report	19

Schedule of Investments (continued)

*	BBA—British Bankers’ Association
(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $30,858,067.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $12,452,621 or 1.0% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

BDR—Brazilian Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2011 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–68.9%
Consumer Discretionary–11.7%
Auto Components–1.3%
BorgWarner, Inc.(a)	131,000	$10,439,390
Bridgestone Corp.	134,100	2,804,139
GKN PLC	709,200	2,279,816
Johnson Controls, Inc.	251,000	10,434,070
Lear Corp.	98,400	4,808,808
Magna International, Inc.–Class A	55,200	2,646,411
NGK Spark Plug Co., Ltd.	48,000	656,192
Sumitomo Rubber Industries Ltd.	48,400	492,712

		34,561,538

Automobiles–1.0%
Ford Motor Co.(a)	859,400	12,813,654
General Motors Co.(a)	72,000	2,234,160
Nissan Motor Co., Ltd.	404,700	3,594,960
Renault SA(a)	67,100	3,707,735
Toyota Motor Corp.	91,000	3,611,267

		25,961,776

Distributors–0.3%
Inchcape PLC(a)	79,620	441,813
Li & Fung Ltd.	1,582,000	8,080,181

		8,521,994

Diversified Consumer Services–0.2%
Anhanguera Educacional Participacoes SA	101,400	2,483,063
Estacio Participacoes SA	219,500	3,562,766

		6,045,829

Hotels, Restaurants & Leisure–0.9%
Ajisen China Holdings Ltd.	386,200	745,095
Carnival Corp.	191,800	7,357,448
Hyatt Hotels Corp.(a)	15,400	662,816
Royal Caribbean Cruises Ltd.(a)	113,100	4,666,506
Shangri-La Asia Ltd.	218,833	559,027
Starbucks Corp.	217,700	8,044,015

		22,034,907

Household Durables–0.8%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	193,300	1,832,777
Garmin Ltd.	51,500	1,743,790
MRV Engenharia e Participacoes SA	104,900	839,123
NVR, Inc.(a)	3,200	2,419,200
Rossi Residencial SA	106,200	885,298
Sharp Corp.	279,000	2,767,698
Sony Corp.	62,400	1,990,313
Stanley Black & Decker, Inc.	95,200	7,292,320

		19,770,519

Company	Shares	U.S. $ Value

Internet & Catalog Retail–0.4%
Amazon.com, Inc.(a)	38,700	$6,971,031
NetFlix, Inc.(a)	15,600	3,702,348

		10,673,379

Media–3.9%
Cablevision Systems Corp.	140,700	4,869,627
Comcast Corp.–Class A	989,100	24,450,552
DIRECTV(a)	201,600	9,434,880
Gannett Co., Inc.	141,800	2,159,614
Informa PLC	172,300	1,150,366
Meredith Corp.	44,500	1,509,440
News Corp.–Class A	982,800	17,257,968
Time Warner Cable, Inc.–Class A	215,900	15,402,306
Time Warner, Inc.	166,600	5,947,620
Viacom, Inc.–Class B	132,400	6,159,248
Vivendi SA	130,060	3,710,267
Walt Disney Co. (The)	232,500	10,018,425

		102,070,313

Multiline Retail–0.6%
Don Quijote Co., Ltd.	36,200	1,142,371
Kohl’s Corp.	285,800	15,158,832

		16,301,203

Specialty Retail–2.0%
Esprit Holdings Ltd.	388,900	1,783,107
Fast Retailing Co., Ltd.	20,000	2,503,809
Gap, Inc. (The)	330,300	7,484,598
Hennes & Mauritz AB–Class B	209,800	6,964,881
Inditex SA	80,959	6,496,175
Limited Brands, Inc.	260,000	8,548,800
Lowe’s Cos., Inc.	474,200	12,533,106
Ross Stores, Inc.	77,800	5,533,136
Yamada Denki Co., Ltd.	23,050	1,549,012

		53,396,624

Textiles, Apparel & Luxury Goods–0.3%
Anta Sports Products Ltd.	568,000	881,701
Daphne International Holdings Ltd.	122,000	92,260
Polo Ralph Lauren Corp.–Class A	41,300	5,106,745
Ports Design Ltd.	443,906	1,023,195

		7,103,901

		306,441,983

Financials–11.1%
Capital Markets–1.6%
Franklin Resources, Inc.	10,900	1,363,372
Goldman Sachs Group, Inc. (The)	189,900	30,093,453
GP Investments Ltd. (BDR)(a)	476,800	1,854,457
Man Group PLC	256,100	1,009,139
Morgan Stanley	185,000	5,054,200
UBS AG(a)	125,861	2,264,249

		41,638,870

2011 Semi-Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Commercial Banks–3.7%
Banco Bradesco SA (Preference Shares)	13,977	$285,507
Banco do Brasil SA	153,200	2,772,829
Banco Santander Brasil SA (ADR)	202,800	2,486,328
Bangkok Bank PCL (NVDR)	245,300	1,394,673
Bank Central Asia Tbk PT	1,888,000	1,504,517
Bank of China Ltd.	3,462,000	1,925,172
Bank Rakyat Indonesia Persero TBK PT	1,993,000	1,314,325
Barclays PLC	586,000	2,631,112
BB&T Corp.	177,700	4,877,865
BNP Paribas	61,040	4,462,308
China Construction Bank Corp.–Class H	554,000	518,647
Comerica, Inc.	63,100	2,317,032
Danske Bank A/S(a)	10,958	244,728
Danske Bank A/S(a)	32,875	726,701
DnB NOR ASA	46,800	717,574
Fifth Third Bancorp	179,700	2,494,236
HSBC Holdings PLC	312,300	3,225,777
Itau Unibanco Holding SA (ADR)	173,250	4,166,662
KB Financial Group, Inc. (ADR)(a)	43,300	2,258,961
KBC Groep NV(a)	48,785	1,835,681
Komercni Banka AS	5,900	1,487,397
Lloyds Banking Group PLC(a)	752,200	698,946
Mitsubishi UFJ Financial Group, Inc.	72,800	335,438
National Australia Bank Ltd.	184,200	4,923,188
National Bank of Canada	20,200	1,641,628
Societe Generale	84,500	5,488,632
Standard Chartered PLC	139,300	3,613,284
Sumitomo Mitsui Financial Group, Inc.	58,100	1,802,569
Toronto-Dominion Bank (The)	10,300	911,542
Turkiye Garanti Bankasi AS	518,600	2,419,721
Turkiye Is Bankasi–Class C	673,700	2,150,780
Turkiye Vakiflar Bankasi Tao–Class D	503,200	1,255,853
UniCredit SpA	1,084,600	2,673,372
Wells Fargo & Co.	784,500	24,868,650

		96,431,635

Consumer Finance–0.4%
Capital One Financial Corp.	199,000	10,340,040

Diversified Financial Services–3.1%
Challenger Ltd.	79,900	407,383
Citigroup, Inc.(a)	2,481,700	10,969,114
CME Group, Inc.–Class A	16,200	4,885,110
ING Groep NV(a)	452,700	5,746,490
JPMorgan Chase & Co.	1,247,700	57,518,970
ORIX Corp.	16,380	1,535,352

		81,062,419

Insurance–1.5%
Admiral Group PLC	140,437	3,498,588
Aegon NV(a)	250,400	1,874,956
AIA Group Ltd.(a)	693,600	2,135,089
Allianz SE	33,400	4,676,854
AON Corp.	70,502	3,733,786
Aviva PLC	344,200	2,388,484
MetLife, Inc.	72,600	3,247,398
Muenchener Rueckversicherungs AG	14,700	2,312,444

Company	Shares	U.S. $ Value

Prudential PLC	207,000	$2,344,206
Travelers Cos., Inc. (The)	209,500	12,461,060
XL Group PLC	29,200	718,320

		39,391,185

Real Estate Management & Development–0.8%
CapitaLand Ltd.	749,000	1,960,768
CapitaMalls Asia Ltd.	484,000	683,347
China Overseas Land & Investment Ltd.	1,254,000	2,562,121
Evergrande Real Estate Group Ltd.	4,141,000	2,272,813
Hang Lung Group Ltd.	170,000	1,062,341
Hang Lung Properties Ltd.	1,641,000	7,176,242
Mitsubishi Estate Co., Ltd.	228,000	3,852,984
Mitsui Fudosan Co., Ltd.	81,000	1,331,514
New World Development Ltd.	491,000	866,960
Sumitomo Realty & Development Co., Ltd.	17,000	339,937

		22,109,027

		290,973,176

Information Technology–10.2%
Communications Equipment–1.2%
Cisco Systems, Inc.	86,400	1,481,760
HTC Corp.	87,000	3,398,202
Juniper Networks, Inc.(a)	98,400	4,140,672
Motorola Mobility Holdings, Inc.(a)	64,125	1,564,650
Motorola Solutions, Inc.(a)	147,900	6,609,651
QUALCOMM, Inc.	208,400	11,426,572
Riverbed Technology, Inc.(a)	83,500	3,143,775

		31,765,282

Computers & Peripherals–3.7%
Apple, Inc.(a)(b)	129,500	45,124,275
Dell, Inc.(a)	1,070,200	15,528,602
EMC Corp.(a)	596,800	15,845,040
Fujitsu Ltd.	270,000	1,525,784
Hewlett-Packard Co.	266,400	10,914,408
Lite-On Technology Corp.	552,089	679,496
Logitech International SA(a)	249,800	4,501,281
Pegatron Corp.(a)	585,000	663,681
Toshiba Corp.	393,000	1,921,612
Wistron Corp.	609,213	964,076

		97,668,255

Electronic Equipment, Instruments & Components–0.6%
AU Optronics Corp.(a)	3,312,000	2,884,491
AU Optronics Corp. (Sponsored ADR)(a)	62,000	544,360
Corning, Inc.	275,400	5,681,502
TE Connectivity Ltd.	175,400	6,107,428

		15,217,781

Internet Software & Services–1.1%
Google, Inc.–Class A(a)	46,900	27,493,249

IT Services–0.6%
Accenture PLC	165,900	9,119,523
Cap Gemini SA	47,206	2,740,928

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

International Business Machines Corp.	29,400	$4,794,258

		16,654,709

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	81,000	680,730

Semiconductors & Semiconductor Equipment–1.2%
Broadcom Corp.–Class A	272,500	10,731,050
Intel Corp.	118,500	2,390,145
KLA-Tencor Corp.	90,900	4,305,933
Marvell Technology Group Ltd.(a)	148,700	2,312,285
NVIDIA Corp.(a)	192,600	3,555,396
Samsung Electronics Co., Ltd. (GDR) (London)(c)	12,000	5,096,567
Sumco Corp.(a)	10,900	219,205
Trina Solar Ltd. (Sponsored ADR)(a)	90,167	2,715,830

		31,326,411

Software–1.8%
Citrix Systems, Inc.(a)	145,000	10,651,700
Intuit, Inc.(a)	82,400	4,375,440
Microsoft Corp.	89,700	2,274,792
Oracle Corp.	519,600	17,339,052
Rovi Corp.(a)	62,900	3,374,585
SAP AG	108,300	6,623,663
Temenos Group AG(a)	51,950	1,966,001

		46,605,233

		267,411,650

Energy–9.4%
Energy Equipment & Services–2.9%
AMEC PLC	304,420	5,822,121
Cameron International Corp.(a)	125,300	7,154,630
Cie Generale de Geophysique-Veritas(a)	18,689	676,249
Ensco PLC (Sponsored ADR)	171,300	9,907,992
Nabors Industries Ltd.(a)	187,531	5,697,192
Petrofac Ltd.	248,700	5,942,979
Rowan Cos., Inc.(a)	123,100	5,438,558
Saipem SpA	74,700	3,968,371
Schlumberger Ltd.	283,800	26,467,188
Technip SA	52,515	5,599,040

		76,674,320

Oil, Gas & Consumable Fuels–6.5%
Afren PLC(a)	956,112	2,499,310
Banpu PCL	26,200	664,989
BP PLC	438,400	3,220,960
China Petroleum & Chemical Corp.–Class H	2,096,000	2,095,568
ConocoPhillips	153,000	12,218,580
Devon Energy Corp.	275,100	25,245,927
EOG Resources, Inc.	98,300	11,649,533
Gazprom OAO (Sponsored ADR)	174,700	5,649,798
Hess Corp.	143,000	12,185,030
JX Holdings, Inc.	141,800	952,695
LUKOIL OAO (London) (Sponsored ADR)	53,250	3,801,518
Marathon Oil Corp.	331,100	17,650,941

Company	Shares	U.S. $ Value

Newfield Exploration Co.(a)	110,200	$8,376,302
Nexen, Inc. (New York)	185,900	4,632,628
Nexen, Inc. (Toronto)	141,432	3,525,953
Noble Energy, Inc.	150,600	14,555,490
Occidental Petroleum Corp.	74,600	7,794,954
OMV AG	32,600	1,473,800
Penn West Petroleum Ltd.	88,451	2,456,009
Petroleo Brasileiro SA (Sponsored ADR)	174,500	6,201,730
PTT PCL	110,100	1,288,656
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	126,800	4,612,761
Southwestern Energy Co.(a)	129,800	5,577,506
Suncor Energy, Inc. (New York)	125,200	5,613,968
Suncor Energy, Inc. (Toronto)	29,400	1,318,527
Tesoro Corp.(a)	124,500	3,340,335

		168,603,468

		245,277,788

Industrials–7.5%
Aerospace & Defense–1.6%
BAE Systems PLC	519,600	2,707,942
Goodrich Corp.	80,800	6,910,824
Honeywell International, Inc.	130,000	7,762,300
Huntington Ingalls Industries, Inc.(a)	41,950	1,740,925
Northrop Grumman Corp.	251,700	15,784,107
Raytheon Co.	121,400	6,175,618

		41,081,716

Air Freight & Logistics–0.8%
FedEx Corp.	17,700	1,655,835
Kuehne & Nagel International AG	9,327	1,303,897
United Parcel Service, Inc.–Class B	239,800	17,821,936

		20,781,668

Airlines–0.2%
Delta Air Lines, Inc.(a)	627,000	6,144,600

Building Products–0.1%
Asahi Glass Co., Ltd.	208,000	2,616,918

Commercial Services & Supplies–0.4%
Aggreko PLC	164,800	4,162,136
Rentokil Initial PLC(a)	271,700	392,087
Serco Group PLC	510,408	4,568,736

		9,122,959

Construction & Engineering–0.2%
Aveng Ltd.	129,700	683,120
Bouygues SA	96,200	4,617,817

		5,300,937

Electrical Equipment–0.8%
Cooper Industries PLC	166,600	10,812,340
Rockwell Automation, Inc.	72,400	6,852,660
Sumitomo Electric Industries Ltd.	176,800	2,448,528
Vestas Wind Systems A/S(a)	41,871	1,817,435

		21,930,963

2011 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates–0.4%
Bidvest Group Ltd.	62,200	$1,366,997
Cookson Group PLC(a)	95,500	1,054,397
General Electric Co.	366,200	7,342,310

		9,763,704

Machinery–2.4%
Danaher Corp.	278,800	14,469,720
Deere & Co.	94,500	9,156,105
Dover Corp.	108,000	7,099,920
Eaton Corp.	104,600	5,799,024
Flowserve Corp.	19,000	2,447,200
Illinois Tool Works, Inc.	108,100	5,807,132
Ingersoll-Rand PLC	240,100	11,599,231
Parker Hannifin Corp.	64,200	6,078,456
SPX Corp.	10,300	817,717

		63,274,505

Professional Services–0.3%
Capita Group PLC (The)	512,900	6,113,351
Experian PLC	194,100	2,403,137

		8,516,488

Road & Rail–0.0%
Firstgroup PLC	82,900	433,455
Nippon Express Co., Ltd.	186,000	713,491

		1,146,946

Trading Companies & Distributors–0.2%
Mitsubishi Corp.	99,000	2,745,112
Mitsui & Co., Ltd.	71,500	1,280,126

		4,025,238

Transportation Infrastructure–0.1%
China Merchants Holdings International Co., Ltd.	534,000	2,255,664

		195,962,306

Health Care–6.1%
Biotechnology–1.3%
Celgene Corp.(a)	200,300	11,523,259
Gilead Sciences, Inc.(a)	398,200	16,899,608
Vertex Pharmaceuticals, Inc.(a)	105,200	5,042,236

		33,465,103

Health Care Equipment & Supplies–0.1%
Covidien PLC	62,900	3,267,026

Health Care Providers & Services–1.0%
Community Health Systems, Inc.(a)	5,800	231,942
Express Scripts, Inc.–Class A(a)	182,600	10,154,386
HCA Holdings, Inc.(a)	91,200	3,088,944
Health Net, Inc.(a)	83,600	2,733,720
McKesson Corp.	41,000	3,241,050
WellPoint, Inc.	92,100	6,427,659

		25,877,701

Company	Shares	U.S. $ Value

Pharmaceuticals–3.7%
Allergan, Inc.	144,400	$10,255,288
Aspen Pharmacare Holdings Ltd.(a)	274,601	3,203,619
AstraZeneca PLC	132,800	6,101,177
AstraZeneca PLC (Sponsored ADR)	376,100	17,345,732
Johnson & Johnson	330,000	19,552,500
Novartis AG	82,480	4,466,370
Pfizer, Inc.	1,063,700	21,603,747
Roche Holding AG	20,900	2,983,795
Sanofi-Aventis SA	42,100	2,950,139
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	152,900	7,670,993

		96,133,360

		158,743,190

Materials–5.6%
Chemicals–2.7%
Agrium, Inc. (Toronto)	16,900	1,560,657
Clariant AG(a)	110,300	1,987,119
DIC Corp.	208,000	483,779
Dow Chemical Co. (The)	742,928	28,045,532
Huabao International Holdings Ltd.	862,000	1,329,811
Israel Chemicals Ltd.	518,000	8,527,135
K+S AG	121,300	9,146,734
Koninklijke DSM NV	35,700	2,194,971
Monsanto Co.	154,600	11,171,396
Potash Corp. of Saskatchewan, Inc.	85,500	5,038,515

		69,485,649

Containers & Packaging–0.0%
Smurfit Kappa Group PLC(a)	38,900	494,543

Metals & Mining–2.9%
Agnico-Eagle Mines Ltd.	30,000	1,990,500
Alcoa, Inc.	362,500	6,398,125
Centamin Egypt Ltd.(a)	449,200	976,179
Cliffs Natural Resources, Inc.	30,900	3,036,852
Commercial Metals Co.	111,000	1,916,970
Dowa Holdings Co., Ltd.	171,000	1,064,867
Eurasian Natural Resources Corp. PLC	21,200	318,187
Freeport-McMoRan Copper & Gold, Inc.	233,600	12,976,480
Hindalco Industries Ltd. (GDR)(c)	76,280	357,753
JFE Holdings, Inc.	78,200	2,289,660
KGHM Polska Miedz SA	26,500	1,680,929
New Gold, Inc.(a)	111,200	1,308,708
Newcrest Mining Ltd.	33,000	1,359,414
Reliance Steel & Aluminum Co.	51,500	2,975,670
Rio Tinto PLC	188,700	13,340,758
Steel Dynamics, Inc.	149,100	2,798,607
Tata Steel Ltd. (GDR)(c)	40,700	567,903
ThyssenKrupp AG	49,700	2,022,962
Vale SA (Sponsored ADR) (Local Preference Shares)	219,400	6,476,688
Vale SA (Sponsored ADR)–Class B	181,000	6,036,350

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Xstrata PLC	218,821	$5,105,433

		74,998,995

		144,979,187

Consumer Staples–4.7%
Beverages–0.6%
Anheuser-Busch InBev NV	135,610	7,731,368
Asahi Breweries Ltd.	64,000	1,064,064
Constellation Brands, Inc.–Class A(a)	316,500	6,418,620

		15,214,052

Food & Staples Retailing–1.5%
BIM Birlesik Magazalar AS	19,800	666,469
Costco Wholesale Corp.	108,800	7,977,216
Delhaize Group SA	33,033	2,691,087
Koninklijke Ahold NV	165,000	2,212,830
Kroger Co. (The)	544,700	13,056,459
Olam International Ltd.	2,641,000	5,864,003
Safeway, Inc.	82,100	1,932,634
Tesco PLC	512,800	3,132,518

		37,533,216

Food Products–1.0%
Archer-Daniels-Midland Co.	99,000	3,564,990
Bunge Ltd.	154,500	11,174,985
Chaoda Modern Agriculture Holdings Ltd.	392,000	244,146
China Green Holdings Ltd.	567,000	435,933
Sara Lee Corp.	387,000	6,838,290
Smithfield Foods, Inc.(a)	170,000	4,090,200

		26,348,544

Household Products–0.3%
Kimberly-Clark Corp.	66,800	4,360,036
Procter & Gamble Co. (The)	57,000	3,511,200

		7,871,236

Personal Products–0.1%
Hypermarcas SA(a)	201,600	2,667,173

Tobacco–1.2%
Altria Group, Inc.(b)	443,900	11,554,717
British American Tobacco PLC	145,612	5,838,687
Imperial Tobacco Group PLC	265,100	8,180,009
Japan Tobacco, Inc.	1,690	6,109,996

		31,683,409

		121,317,630

Telecommunication Services–1.7%
Diversified Telecommunication Services–1.1%
AT&T, Inc.	483,900	14,807,340
CenturyLink, Inc.	107,500	4,466,625
France Telecom SA	69,700	1,565,019
Nippon Telegraph & Telephone Corp.	76,100	3,398,999
Telecom Italia SpA (ordinary shares)	2,928,500	4,500,526

Company	Shares	U.S. $ Value

Telenor ASA	73,200	$1,204,740
Telstra Corp. Ltd.	14,700	42,880

		29,986,129

Wireless Telecommunication Services–0.6%
Sprint Nextel Corp.(a)	757,200	3,513,408
Vodafone Group PLC	1,594,900	4,545,157
Vodafone Group PLC (Sponsored ADR)	230,800	6,635,500

		14,694,065

		44,680,194

Utilities–0.9%
Electric Utilities–0.6%
E.ON AG	141,100	4,290,725
Edison International	166,500	6,092,235
EDP—Energias de Portugal SA	448,600	1,746,553
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	20,000	442,226
Pepco Holdings, Inc.	114,000	2,126,100
Tokyo Electric Power Co., Inc. (The)	234,600	1,307,584

		16,005,423

Gas Utilities–0.0%
Tokyo Gas Co., Ltd.	71,000	323,859

Independent Power Producers & Energy Traders–0.1%
Constellation Energy Group, Inc.	57,700	1,796,201

Multi-Utilities–0.2%
DTE Energy Co.	128,100	6,271,776

		24,397,259

Total Common Stocks (cost $1,562,887,207)		1,800,184,363

WARRANTS–1.0%
Financials–0.5%
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	30,200	652,909
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)(c)	62,500	2,707,100
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	402,800	6,319,126
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/07/15(a)(c)	20,700	566,938
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	117,300	2,095,600

		12,341,673

2011 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Industrials–0.3%
AU Optronics Corp., Credit Suisse/Nassau, expiring 2/17/12(a)	387,300	$338,539
Bharat Heavy Electricals Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a) (c)	52,000	2,405,483
Jain Irrigation Systems Ltd., Deutsche Bank AG London, expiring 5/07/18(a) (c)	151,855	608,620
Jain Irrigation Systems Ltd., Merril Lynch Intl & Co., expiring 11/24/14(a)	306,997	1,230,413
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 10/31/12(a)(c)	90,600	3,362,166

		7,945,221

Consumer Discretionary–0.1%
Educomp Solutions Ltd., Deutsche Bank AG London, expiring 8/10/17(a)(c)	122,700	1,158,141
LG Electronics, Inc., Deutsche Bank AG London, expiring 5/21/18(a)(c)	24,100	2,309,903

		3,468,044

Materials–0.1%
Steel Authority of India Ltd., Merril Lynch Intl & Co., expiring 3/25/14(a)(c)	206,775	787,875
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(c)	145,500	2,026,553

		2,814,428

Company	Shares	U.S. $ Value

Information Technology–0.0%
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/30/17(a)(c)	216,300	$677,603

Total Warrants (cost $26,638,900)		27,246,969

INVESTMENT COMPANIES–0.2%
Funds and Investment Trusts–0.2%
Vanguard MSCI Emerging Markets ETF (cost $4,121,321)	88,700	4,339,204

SHORT-TERM INVESTMENTS–29.0%
Investment Companies–29.0%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.16%(d) (cost $759,112,314)	759,112,314	759,112,314

Principal Amount (000)

U.S. Treasury Bill–0.0%
U.S. Treasury Bill 0.01%, 8/04/11 (cost $999,422)	$1,000	999,422

Total Investments—99.1% (cost $2,353,759,164)		2,591,882,272

Other assets less liabilities—0.9%		22,507,235

Net Assets—100.0%		$2,614,389,507

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	9	June 2011	$1,077,327	$1,132,225	$54,898
EURO STOXX 50	150	June 2011	5,937,636	6,045,773	108,137
FTSE 100 Index Futures	28	June 2011	2,588,651	2,643,175	54,524
FTSE MIB Index Futures	5	June 2011	759,632	756,536	(3,096)
Hang Seng Index Futures	3	April 2011	446,650	453,459	6,809
IBEX 35 Index Futures	8	April 2011	1,172,451	1,198,157	25,706
OMX 30 Index Futures	38	April 2011	647,425	675,034	27,609
S&P 500 E Mini Index Futures	1,314	June 2011	83,789,234	86,789,700	3,000,466
S&P TSE 60 Index Futures	9	June 2011	1,443,339	1,498,855	55,516
Topix Index Futures	24	June 2011	2,703,249	2,498,677	(204,572)
U.S. T-Note 2 Yr Futures	1,091	June 2011	238,033,819	237,974,375	(59,444)
U.S. T-Note 10 Yr Futures	2,635	June 2011	313,359,550	313,647,344	287,794

					$3,354,347

26	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Bank of America N.A.:
Swedish Krona	Settling 5/16/11	142,806	$22,169,681	$22,577,730	$408,049
Barclays Bank PLC Wholesale:
Australian Dollar	Settling 5/16/11	1,642	1,607,600	1,689,615	82,015
Australian Dollar	Settling 5/16/11	838	820,444	862,301	41,857
Japanese Yen	Settling 5/16/11	69,934	853,010	840,952	(12,058)
Japanese Yen	Settling 5/16/11	549,389	6,701,092	6,606,366	(94,726)
Credit Suisse London Branch (GFX):
Euro	Settling 5/16/11	33,592	45,968,637	47,569,027	1,600,390
Euro	Settling 5/16/11	58,862	82,280,246	83,353,419	1,073,173
Great British Pound	Settling 5/16/11	480	770,520	769,625	(895)
Norwegian Krone	Settling 5/16/11	53,783	9,321,629	9,703,599	381,970
Norwegian Krone	Settling 5/16/11	18,890	3,344,523	3,408,159	63,636
Swedish Krona	Settling 5/16/11	15,040	2,336,514	2,377,835	41,321
Goldman Sachs International:
Canadian Dollar	Settling 5/16/11	538	541,299	554,386	13,087
Canadian Dollar	Settling 5/16/11	2,359	2,373,467	2,430,848	57,381
Euro	Settling 5/16/11	27,322	37,341,524	38,690,193	1,348,669
Great British Pound	Settling 5/16/11	2,293	3,666,393	3,676,563	10,170
Swiss Franc	Settling 5/16/11	541	588,869	589,162	293
Swiss Franc	Settling 5/16/11	1,838	2,000,631	2,001,625	994
Royal Bank of Scotland PLC:
Euro	Settling 5/16/11	4,117	5,726,541	5,830,009	103,468
Euro	Settling 5/16/11	98,539	137,062,822	139,539,305	2,476,483
Societe Generale:
Swiss Franc	Settling 5/16/11	7,443	8,262,656	8,105,604	(157,052)
Swiss Franc	Settling 5/16/11	3,375	3,746,670	3,675,455	(71,215)
State Street Bank and Trust Co.:
Japanese Yen	Settling 5/16/11	662,063	7,895,237	7,961,263	66,026
Japanese Yen	Settling 5/16/11	104,237	1,261,338	1,253,443	(7,895)
Norwegian Krone	Settling 5/16/11	46,585	7,912,419	8,404,927	492,508
Swedish Krona	Settling 5/16/11	8,578	1,320,790	1,356,188	35,398
Swedish Krona	Settling 5/16/11	14,120	2,100,468	2,232,382	131,914
Swiss Franc	Settling 5/16/11	13,330	13,847,624	14,516,686	669,062
UBS AG:
Japanese Yen	Settling 5/16/11	317,540	3,964,369	3,818,397	(145,972)
New Zealand Dollar	Settling 5/16/11	10,250	7,888,605	7,799,705	(88,900)
Westpac Banking Corporation:
Australian Dollar	Settling 5/16/11	10,226	10,243,895	10,522,538	278,643

Sale Contracts:
BNP Paribas SA:
Canadian Dollar	Settling 5/16/11	538	542,684	554,386	(11,702)
Canadian Dollar	Settling 5/16/11	16,604	16,748,540	17,109,706	(361,166)

2011 Semi-Annual Report	27

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Calyon.:
Norwegian Krone	Settling 5/16/11	7,281	$1,298,440	$1,313,648	$(15,208)
Swedish Krona	Settling 5/16/11	8,282	1,301,546	1,309,390	(7,844)
Credit Suisse London Branch (GFX):
Great British Pound	Settling 5/16/11	19,692	31,610,583	31,573,866	36,717
Deutsche Bank AG London:
Euro	Settling 5/16/11	183,094	250,089,010	259,276,119	(9,187,109)
Swiss Franc	Settling 5/16/11	541	565,308	589,162	(23,854)
Goldman Sachs International:
Japanese Yen	Settling 5/16/11	107,688	1,293,907	1,294,941	(1,034)
Swiss Franc	Settling 5/16/11	13,330	14,113,885	14,516,686	(402,801)
HSBC BANKUSA:
Norwegian Krone	Settling 5/16/11	7,464	1,296,887	1,346,665	(49,778)
HSBC BankUSA:
Swedish Krona	Settling 5/16/11	8,324	1,288,712	1,316,030	(27,318)
Morgan Stanley and Co. Inc.:
New Zealand Dollar	Settling 5/16/11	1,720	1,292,081	1,308,828	(16,747)
New Zealand Dollar	Settling 5/16/11	2,292	1,647,418	1,744,090	(96,672)
Royal Bank of Scotland PLC:
Japanese Yen	Settling 5/16/11	214,436	2,720,958	2,578,578	142,380
Societe Generale:
Euro	Settling 5/16/11	6,200	8,682,294	8,779,708	(97,414)
Japanese Yen	Settling 5/16/11	106,498	1,294,619	1,280,631	13,988
State Street Bank and Trust Co.:
Canadian Dollar	Settling 5/16/11	1,611	1,628,770	1,660,066	(31,296)
Canadian Dollar	Settling 5/16/11	1,370	1,382,526	1,411,726	(29,200)
Euro	Settling 5/16/11	27,322	36,365,582	38,690,193	(2,324,611)
Great British Pound	Settling 5/16/11	2,775	4,439,834	4,449,395	(9,561)
Great British Pound	Settling 5/16/11	5,629	8,919,488	9,025,456	(105,968)
Swiss Franc	Settling 5/16/11	3,375	3,574,454	3,675,455	(101,001)
UBS AG:	Settling 5/16/11
Euro	Settling 5/16/11	7,899	10,787,025	11,185,632	(398,607)
Westpac Banking Corporation:
Australian Dollar	Settling 5/16/11	838	839,467	862,301	(22,834)

TOTAL RETURN SWAP CONTRACTS ON INDICES (See Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	91,571	1-Month USD-LIBOR-BBA Plus a specified spread*	$38,442	11/15/11	JPMorgan Chase Bank, N.A.	$3,118,470
Receive	MSCI Daily TR Gross EAFE	42,182	1-Month USD-LIBOR-BBA Plus a specified spread*	18,000	11/14/11	JPMorgan Chase Bank, N.A.	1,141,059

							$4,259,529

28	Sanford C. Bernstein Fund, Inc.

*	BBA—British Bankers’ Association
(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $8,384,617.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $31,700,240 or 1.2% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

BDR—Brazilian Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

See notes to financial statements.

2011 Semi-Annual Report	29

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2011 (Unaudited)

Principal Amount (000)			U.S. $ Value

GOVERNMENTS—TREASURIES–51.5%
Austria–1.3%
Austria Government Bond 4.00%, 9/15/16(a)	EUR	2,840	$4,194,936
4.35%, 3/15/19(a)		5,055	7,537,471

			11,732,407

Belgium–0.8%
Belgium Government Bond Series 49 4.00%, 3/28/17		4,585	6,568,686

Canada–2.3%
Canadian Government Bond 2.00%, 12/01/14	CAD	9,185	9,340,183
3.50%, 6/01/20		4,623	4,831,381
4.00%, 6/01/17		5,815	6,360,273

			20,531,837

Denmark–0.2%
Denmark Government Bond 4.00%, 11/15/15	DKK	8,734	1,747,607

Finland–0.7%
Finland Government Bond 3.875%, 9/15/17	EUR	4,420	6,506,439

France–4.8%
France Government Bond OAT 3.25%, 4/25/16		9,079	13,035,051
3.75%, 10/25/19–4/25/21		7,914	11,316,474
5.00%, 10/25/16		4,219	6,565,806
5.75%, 10/25/32		1,202	2,082,173
8.50%, 4/25/23		2,327	4,797,722
French Treasury Note BTAN 2.50%, 1/15/15		3,102	4,383,740

			42,180,966

Germany–6.0%
Bundesrepublik Deutschland 3.00%, 7/04/20		11,351	15,671,917
Series 03 3.75%, 7/04/13		3,208	4,733,959
Series 04 3.75%, 1/04/15		4,943	7,356,809
Series 05 3.50%, 1/04/16		8,811	12,969,065
Series 06 3.75%, 1/04/17		7,661	11,370,817

			52,102,567

Italy–2.5%
Italy Buoni Poliennali Del Tesoro 4.25%, 9/01/19		15,540	21,585,016

	Principal Amount (000)		U.S. $ Value

Japan–5.6%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,557,800	$32,713,375
Series 296 1.50%, 9/20/18		245,000	3,079,477
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	U.S.$	320,700	3,928,101
Series 76 1.90%, 3/20/25		752,900	9,318,526

			49,039,479

Mexico–1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	98,208	8,512,934

Netherlands–2.3%
Netherlands Government Bond 2.75%, 1/15/15	EUR	2,185	3,123,211
3.75%, 1/15/23		2,604	3,700,130
4.00%, 7/15/16		5,455	8,132,052
7.50%, 1/15/23		2,820	5,437,162

			20,392,555

New Zealand–0.9%
New Zealand Government Bond Series 521 6.00%, 5/15/21	NZD	9,625	7,522,405

Norway–0.3%
Norway Government Bond 4.25%, 5/19/17	NOK	14,102	2,652,828

South Africa–1.2%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	55,039	8,055,244
Series R206 7.50%, 1/15/14		16,295	2,432,580

			10,487,824

United Kingdom–6.1%
United Kingdom Gilt 2.75%, 1/22/15	GBP	3,449	5,631,424
3.75%, 9/07/20		3,312	5,338,611
4.00%, 9/07/16		7,645	13,025,703
4.50%, 3/07/19		1,577	2,715,688
4.75%, 12/07/30		3,729	6,328,240
5.00%, 3/07/18–3/07/25		8,883	15,829,618
5.25%, 6/07/12		15	25,254
8.75%, 8/25/17		2,172	4,673,903

			53,568,441

United States–15.5%
U.S. Treasury Bonds 6.125%, 11/15/27–8/15/29	U.S.$	7,164	8,884,002
U.S. Treasury Notes 0.50%, 11/15/13		5,786	5,698,266

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

2.125%, 2/29/16	U.S.$	16,795	$16,742,516
2.375%, 8/31/14		11,197	11,525,912
2.625%, 11/15/20		30,070	28,059,349
3.75%, 11/15/18		17,641	18,534,075
4.50%, 11/15/15–5/15/17		41,680	46,199,722

			135,643,842

Total Governments—Treasuries (cost $441,356,229)			450,775,833

GOVERNMENTS—SOVEREIGN AGENCIES–5.4%
Australia–0.3%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP	1,671	2,798,036

Canada–1.1%
Canada Housing Trust No 1 2.75%, 9/15/14	CAD	2,440	2,538,607
3.35%, 12/15/20		4,155	4,167,300
4.10%, 12/15/18		2,340	2,520,707

			9,226,614

Germany–0.5%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26	JPY	328,000	4,059,089

Japan–1.7%
Development Bank of Japan 2.30%, 3/19/26		290,000	3,686,158
Japan Finance Organization for Municipalities 2.00%, 5/09/16		860,000	11,045,386

			14,731,544

Netherlands–1.1%
Fortis Bank Nederland NV 3.375%, 5/19/14	EUR	1,419	2,052,113
NIBC Bank NV 3.50%, 4/07/14		3,481	5,039,154
SNS Bank NV 3.50%, 3/10/14		2,068	2,999,545

			10,090,812

United Kingdom–0.7%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	804	1,306,641
Network Rail Infrastructure Finance PLC 4.875%, 11/27/15		1,782	3,101,542
Yorkshire Building Society 2.00%, 3/30/12		1,316	2,122,182

			6,530,365

Total Governments—Sovereign Agencies (cost $44,253,123)			47,436,460

Company	Shares	U.S. $ Value

COMMON STOCKS–3.4%
Equity:Other–1.4%
Diversified/Specialty–1.2%
BioMed Realty Trust, Inc.	16,500	$313,830
British Land Co. PLC	66,982	593,656
Cheung Kong Holdings Ltd.	22,000	359,162
Coresite Realty Corp.	7,703	122,016
Dexus Property Group	416,600	365,969
Digital Realty Trust, Inc.	8,950	520,353
Dundee Real Estate Investment Trust	6,676	227,927
Evergrande Real Estate Group Ltd.	688,000	377,613
FirstService Corp.(b)	1,279	48,416
Fonciere Des Regions	2,000	213,037
Forest City Enterprises, Inc.(b)	9,487	178,640
H&R Real Estate Investment Trust	4,246	96,351
Hysan Development Co., Ltd.	58,000	238,550
Kerry Properties Ltd.	86,500	433,797
Land Securities Group PLC	12,640	148,562
Lend Lease Group	26,002	243,802
Mitsubishi Estate Co., Ltd.	47,000	794,256
Mitsui Fudosan Co., Ltd.	61,000	1,002,745
Morguard Real Estate Investment Trust	1,482	22,287
New World Development Ltd.	143,000	252,495
Overseas Union Enterprise Ltd.	42,000	103,881
Savills PLC	17,200	98,808
Soho China Ltd.	192,000	165,192
Sun Hung Kai Properties Ltd.	87,000	1,377,734
Swire Pacific Ltd.	16,000	234,751
Telecity Group PLC(b)	47,559	387,746
Unibail-Rodamco SE	3,050	661,038
UOL Group Ltd.	45,000	169,386
Vornado Realty Trust	3,500	306,250
Wereldhave NV	2,300	245,635
Wheelock & Co., Ltd.	43,000	161,371

		10,465,256

Health Care–0.2%
Chartwell Seniors Housing Real Estate Investment Trust	33,800	322,835
Health Care REIT, Inc.	10,300	540,132
National Health Investors, Inc.	4,596	220,240
Nationwide Health Properties, Inc.	5,600	238,168
Ventas, Inc.	8,300	450,690

		1,772,065

Triple Net–0.0%
Entertainment Properties Trust	9,150	428,403

		12,665,724

Retail–0.6%
Regional Mall–0.4%
BR Malls Participacoes SA	29,600	308,211
CBL & Associates Properties, Inc.	7,100	123,682
General Growth Properties, Inc.	10,071	155,899
Glimcher Realty Trust	24,700	228,475

2011 Semi-Annual Report	31

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Multiplan Empreendimentos Imobiliarios SA	14,100	$291,474
Simon Property Group, Inc.	11,450	1,226,982
Taubman Centers, Inc.	2,571	137,754
Westfield Group	60,100	580,358

		3,052,835

Shopping Center/Other Retail–0.2%
Eurocommercial Properties N.V.	4,598	227,946
Kimco Realty Corp.	15,990	293,257
Klepierre	11,800	478,819
Link REIT (The)	38,324	120,240
Primaris Retail Real Estate Investment Trust	6,500	142,806
RioCan Real Estate Investment Trust (Toronto)	9,159	240,524
Weingarten Realty Investors	14,074	352,694

		1,856,286

		4,909,121

Residential–0.5%
Multi-Family–0.4%
BRE Properties, Inc.	6,650	313,747
Camden Property Trust	6,400	363,648
Colonial Properties Trust	14,800	284,900
Equity Residential	9,450	533,074
Essex Property Trust, Inc.	2,500	310,000
Home Properties, Inc.	3,291	194,004
Mid-America Apartment Communities, Inc.	4,750	304,950
Rossi Residencial SA	29,600	246,750
Stockland	94,909	364,092
UDR, Inc.	10,200	248,574
Wing Tai Holdings Ltd.	149,000	181,085

		3,344,824

Self Storage–0.1%
Big Yellow Group PLC	56,470	299,560
Extra Space Storage, Inc.	15,800	327,218
Public Storage	3,950	438,095
U-Store-It Trust	29,000	305,080

		1,369,953

		4,714,777

Office–0.4%
Office–0.4%
Allied Properties Real Estate Investment Trust	1,623	36,829
Beni Stabili SpA	180,900	188,038
Boston Properties, Inc.	6,127	581,146
Castellum AB	19,932	289,868
Cominar Real Estate Investment Trust	7,348	172,047
Douglas Emmett, Inc.	16,200	303,750
Duke Realty Corp.	27,100	379,671
Great Portland Estates PLC	27,700	171,390
Hongkong Land Holdings Ltd.	54,000	378,221
ING Office Fund	246,100	157,626

Company	Shares		U.S. $ Value

Kilroy Realty Corp.		5,500	$213,565
NTT Urban Development Corp.		163	136,644
Sponda Oyj		27,100	153,950

			3,162,745

Lodging – 0.3%
Lodging–0.3%
DiamondRock Hospitality Co.		24,838	277,441
Great Eagle Holdings Ltd.		42,000	140,793
Host Hotels & Resorts, Inc.		7,600	133,836
Hyatt Hotels Corp.(b)		8,600	370,144
InnVest Real Estate Investment Trust		40,700	290,924
Intercontinental Hotels Group PLC		18,100	370,919
Kosmopolito Hotels International Ltd.(b)		256,000	50,058
LaSalle Hotel Properties		6,200	167,400
Sunstone Hotel Investors, Inc.(b)		28,363	289,019
Whitbread PLC		9,800	259,185
Wyndham Worldwide Corp.		5,200	165,412

			2,515,131

Industrials–0.2%
Industrial Warehouse Distribution–0.2%
AMB Property Corp.		5,268	189,490
Ascendas Real Estate Investment Trust		136,000	220,103
First Potomac Realty Trust		4,969	78,262
Global Logistic Properties Ltd.(b)		88,000	130,582
ProLogis		39,700	634,406
ProLogis European Properties(b)		21,000	148,502

			1,401,345

Mixed Office Industrial–0.0%
Goodman Group		425,300	301,286

			1,702,631

Total Common Stocks (cost $26,325,462)			29,670,129

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–3.2%
Financial Institutions–1.8%
Banking–1.8%
Abbey National Treasury Services PLC 7.125%, 6/20/11	GBP	165	267,856
Australia & New Zealand Banking Group Ltd. 5.25%, 5/20/13	EUR	185	274,911
Bank of America Corp. 4.75%, 5/23/17		200	268,250
5.875%, 1/05/21	U.S.$	720	751,808

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Series L 5.65%, 5/01/18	U.S.$	245	$256,045
Bank of Nova Scotia 4.375%, 1/13/21		1,240	1,235,148
Barclays Bank PLC 6.625%, 3/30/22	EUR	170	238,630
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	240	254,936
Citigroup, Inc. 5.375%, 8/09/20		944	971,804
5.50%, 4/11/13		240	256,804
Commonwealth Bank of Australia 3.75%, 10/15/14(a)		105	109,005
5.875%, 7/29/11	EUR	190	272,991
Goldman Sachs Group, Inc. (The) 5.375%, 2/15/13		75	109,991
6.00%, 6/15/20	U.S.$	795	840,414
ING Bank NV 3.00%, 9/01/15(a)		990	967,914
JPMorgan Chase & Co. 4.375%, 1/30/14	EUR	100	145,232
JPMorgan Chase Bank NA 4.625%, 5/31/17		200	282,658
Macquarie Group Ltd. 4.875%, 8/10/17(a)	U.S.$	755	758,800
Morgan Stanley 4.00%, 7/24/15		1,055	1,072,175
6.00%, 5/13/14		100	108,785
National Australia Bank Ltd. Series G 5.50%, 5/20/15	EUR	180	272,287
Royal Bank of Canada Series DPNT 3.66%, 1/25/17	CAD	1,045	1,075,870
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20	U.S.$	990	987,863
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		1,100	1,093,066
Standard Chartered PLC 3.85%, 4/27/15(a)		125	127,921
Toronto-Dominion Bank (The) Series DPNT 4.854%, 2/13/13	CAD	974	1,052,734
Wachovia Corp. 5.50%, 5/01/13	U.S.$	95	102,379
Wells Fargo & Co. 4.00%, 5/17/11	EUR	195	277,020
5.00%, 11/15/14	U.S.$	240	256,508
Westpac Banking Corp. 3.00%, 8/04/15		690	688,287
4.25%, 1/25/12	EUR	200	288,725
6.50%, 6/24/13		100	152,701

			15,819,518

	Principal Amount (000)		U.S. $ Value

Insurance–0.0%
Berkshire Hathaway, Inc. 3.20%, 2/11/15	U.S.$	250	$257,341

			16,076,859

Industrial–1.2%
Basic–0.0%
EI du Pont de Nemours & Co. 3.25%, 1/15/15		250	259,253

Capital Goods–0.2%
Dover Corp. 4.30%, 3/01/21		1,330	1,342,768

Communications—Telecommunications–0.2%
AT&T, Inc. 5.60%, 5/15/18		235	258,000
Verizon Communications, Inc. 4.60%, 4/01/21		1,354	1,348,204
5.25%, 4/15/13		230	247,858

			1,854,062

Consumer Cyclical—Automotive–0.1%
American Honda Finance Corp. 6.25%, 7/16/13	EUR	50	75,782
Toyota Motor Credit Corp. 1.375%, 8/12/13	U.S.$	855	851,800
6.625%, 2/03/16	EUR	70	111,573

			1,039,155

Consumer Non-Cyclical–0.3%
Abbott Laboratories 4.125%, 5/27/20	U.S.$	460	461,547
Baxter International, Inc. 4.25%, 3/15/20		257	260,819
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		235	253,089
Kimberly-Clark Corp. 3.875%, 3/01/21		1,285	1,269,961
Novartis Capital Corp. 2.90%, 4/24/15		255	260,677
Roche Holdings, Inc. 5.50%, 3/04/15	GBP	65	113,099

			2,619,192

Energy–0.2%
ConocoPhillips 4.60%, 1/15/15	U.S.$	235	256,111
Schlumberger Finance BV 5.25%, 9/05/13	EUR	185	276,445
Schlumberger Norge AS 4.20%, 1/15/21(a)	U.S.$	745	745,315
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		506	506,214
Shell International Finance BV 3.25%, 9/22/15		250	258,075

			2,042,160

2011 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Technology–0.2%
Hewlett-Packard Co. 2.95%, 8/15/12	U.S.$	105	$107,903
Oracle Corp. 5.75%, 4/15/18		230	257,550
SAIC, Inc. 4.45%, 12/01/20(a)		1,200	1,207,453

			1,572,906

			10,729,496

Non Corporate Sectors–0.2%
Agencies—Not Government Guaranteed–0.2%
Korea Development Bank 3.25%, 3/09/16		1,229	1,205,303

Total Corporates—Investment Grades (cost $27,638,941)			28,011,658

MORTGAGE PASS-THRU’S–1.6%
Agency Fixed Rate 30-Year–1.6%
Federal National Mortgage Association 6.00%, 4/01/38 (cost $14,394,736)		13,226	14,387,766

Company	Shares
INVESTMENT COMPANIES–1.4%
Funds and Investment Trusts–1.4%
Vanguard MSCI Emerging Markets ETF (cost $12,123,077)		256,800	12,562,656

	Principal Amount (000)
INFLATION-LINKED SECURITIES–1.2%
United Kingdom–0.4%
United Kingdom Gilt Inflation Linked Series 8MO 2.50%, 8/16/13(c)	GBP	707	3,207,203

United States–0.8%
U.S. Treasury Inflation Index 1.375%, 7/15/18 (TIPS)	U.S.$	6,485	6,905,014

Total Inflation-Linked Securities (cost $9,670,549)			10,112,217

SUPRANATIONALS–1.2%
European Investment Bank–1.2%
2.15%, 1/18/27	JPY	566,500	7,086,842
4.375%, 4/15/13	EUR	95	140,573

	Principal Amount (000)		U.S. $ Value

6.25%, 4/15/14	GBP	1,569	$2,799,150

Total Supranationals (cost $9,194,196)			10,026,565

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.1%
Canada–0.1%
Province of Ontario Canada 4.25%, 12/11/13	EUR	350	511,324
Province of Quebec Canada 4.25%, 2/27/13		350	511,247

Total Local Governments—Provincial Bonds (cost $986,809)			1,022,571

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Poland–0.1%
Poland Government International Bond 3.875%, 7/16/15 (cost $879,012)	U.S.$	877	884,674

AGENCIES–0.1%
Agency Debentures–0.1%
Federal National Mortgage Association 5.375%, 6/12/17 (cost $761,445)		690	786,772

	Shares
WARRANTS–0.0%
Equity:Other – 0.0%
Diversified/Specialty–0.0%
Henderson Land Development Co., Ltd., expiring 6/01/11(b) (cost $0)		1,200	72

SHORT-TERM INVESTMENTS–29.3%
Investment Companies–29.3%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.16%(d) (cost $257,089,595)		257,089,595	257,089,595

Total Investments—98.5% (cost $844,673,174)			862,766,968

Other assets less liabilities—1.5%			13,449,277

Net Assets—100.0%			$876,216,245

34	Sanford C. Bernstein Fund, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	23	June 2011	$2,753,169	$2,893,464	$140,295
EURO STOXX 50	296	June 2011	11,739,249	11,930,325	191,076
FTSE 100 Index Futures	70	June 2011	6,471,628	6,607,937	136,309
FTSE MIB Index Futures	3	June 2011	455,779	453,922	(1,857)
German Euro Bobl Futures	60	June 2011	9,743,074	9,742,112	(962)
German Euro Bund Futures	16	June 2011	2,750,757	2,750,047	(710)
German Euro Schatz Futures	9	June 2011	1,367,444	1,367,059	(385)
Hang Seng Index Futures	7	April 2011	1,042,184	1,058,070	15,886
JGB Mini 10 Yr Futures SGX	26	June 2011	4,357,493	4,362,611	5,118
MSCI EAFE Mini Index Futures	112	June 2011	8,947,863	9,447,200	499,337
MSCI Emerging Market Mini Futures	37	June 2011	2,070,056	2,160,985	90,929
OMX 30 Index Futures	90	April 2011	1,533,377	1,598,766	65,389
S&P 500 E Mini Index Futures	3,138	June 2011	200,037,367	207,264,900	7,227,533
S&P TSE 60 Index Futures	29	June 2011	4,650,759	4,829,644	178,885
Topix Index Futures	60	June 2011	6,758,130	6,246,694	(511,436)
UK Long Gilt Bond Futures	8	June 2011	1,488,069	1,503,712	15,643

Sold Contracts
U.S. T-Note 10 Yr Futures	166	June 2011	19,718,573	19,759,188	(40,615)
U.S. T-Note 5 Yr Futures	20	June 2011	2,333,874	2,335,781	(1,907)
U.S. T-Note 2 Yr Futures	83	June 2011	18,088,744	18,104,375	(15,631)
U.S. T-Bond 30 Yr Futures	50	June 2011	5,963,588	6,009,375	(45,787)

					$7,947,110

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Bank of America N.A.:
Swedish Krona	Settling 6/15/11	5,508	$861,567	$869,434	$7,867
BNP Paribas SA:
Canadian Dollar	Settling 5/16/11	3,381	3,410,432	3,483,975	73,543
Citibank N.A.:
Canadian Dollar	Settling 6/15/11	317	324,783	326,434	1,651
Japanese Yen	Settling 5/16/11	118,386	1,442,993	1,423,584	(19,409)
Credit Suisse London Branch (GFX):
Euro	Settling 5/16/11	4,465	6,110,085	6,322,806	212,721
Euro	Settling 5/16/11	8,520	11,909,682	12,065,019	155,337
Deutsche Bank AG London:
Great British Pound	Settling 5/16/11	624	1,009,164	1,000,513	(8,651)
Norwegian Krone	Settling 6/15/11	4,791	853,630	862,957	9,327
Goldman Sachs International:
New Zealand Dollar	Settling 6/15/11	754	552,916	572,633	19,717
Swiss Franc	Settling 5/16/11	964	1,049,297	1,049,819	522

2011 Semi-Annual Report	35

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Royal Bank of Scotland PLC:
Euro	Settling 5/16/11	10,858	$15,102,935	$15,375,818	$272,883
Euro	Settling 5/16/11	2,968	4,128,340	4,202,932	74,592
Japanese Yen	Settling 6/15/11	45,922	555,096	552,325	(2,771)
Societe Generale:
Euro	Settling 6/15/11	722	1,007,874	1,021,792	13,918
State Street Bank and Trust Co.:
Australian Dollar	Settling 4/18/11	5,121	5,073,415	5,287,907	214,492
Australian Dollar	Settling 5/16/11	51	50,711	52,479	1,768
Australian Dollar	Settling 6/15/11	96	94,788	98,417	3,629
Canadian Dollar	Settling 5/16/11	742	744,965	764,599	19,634
Euro	Settling 5/12/11	2,013	2,817,216	2,850,123	32,907
Euro	Settling 5/12/11	865	1,207,982	1,225,296	17,314
Euro	Settling 5/12/11	699	987,514	989,765	2,251
Euro	Settling 5/12/11	1,072	1,521,209	1,518,412	(2,797)
Great British Pound	Settling 4/04/11	182	290,900	291,714	814
Great British Pound	Settling 5/16/11	223	347,169	357,555	10,386
Great British Pound	Settling 5/16/11	740	1,193,391	1,186,505	(6,886)
Japanese Yen	Settling 5/16/11	83,216	1,017,224	1,000,667	(16,557)
Japanese Yen	Settling 6/15/11	11,310	138,385	136,031	(2,354)
Mexican Peso	Settling 4/11/11	1,199	99,959	100,745	786
New Zealand Dollar	Settling 4/08/11	7,872	5,901,439	6,004,988	103,549
South African Rand	Settling 4/14/11	2,270	328,880	335,126	6,246
Swiss Franc	Settling 5/16/11	483	511,571	525,998	14,427
UBS AG:
Great British Pound	Settling 5/16/11	650	1,044,642	1,042,200	(2,442)
Swiss Franc	Settling 6/15/11	258	285,594	281,030	(4,564)
Westpac Banking Corp.:
Australian Dollar	Settling 6/15/11	598	595,805	613,053	17,248

Sale Contracts:
Canadian Imperial Bank of Commerce:
Canadian Dollar	Settling 6/15/11	832	852,800	856,762	(3,962)
Citibank N.A.:
Euro	Settling 6/15/11	722	1,001,020	1,021,792	(20,772)
Credit Suisse London Branch (GFX):
Great British Pound	Settling 6/15/11	343	554,339	549,713	4,626
Deutsche Bank AG London:
Euro	Settling 5/16/11	22,540	30,787,499	31,918,489	(1,130,990)
Royal Bank of Scotland PLC:
Great British Pound	Settling 6/15/11	221	356,469	354,189	2,280
State Street Bank and Trust Co.:
Australian Dollar	Settling 4/18/11	5,121	5,083,504	5,287,907	(204,403)
Canadian Dollar	Settling 5/16/11	794	805,830	818,183	(12,353)
Canadian Dollar	Settling 5/26/11	28,923	29,389,155	29,797,296	(408,141)
Canadian Dollar	Settling 6/15/11	222	224,935	228,607	(3,672)
Danish Krone	Settling 4/13/11	9,756	1,792,405	1,854,103	(61,698)
Euro	Settling 5/12/11	425	595,261	601,286	(6,025)

36	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Euro	Settling 5/12/11	650	$908,441	$919,939	$(11,498)
Euro	Settling 5/12/11	857	1,190,786	1,213,948	(23,162)
Euro	Settling 5/12/11	9,480	13,225,509	13,425,934	(200,425)
Euro	Settling 5/12/11	119,840	166,931,649	169,715,656	(2,784,007)
Great British Pound	Settling 4/04/11	1,606	2,620,600	2,576,780	43,820
Great British Pound	Settling 4/04/11	2,777	4,490,259	4,455,346	34,913
Great British Pound	Settling 4/04/11	1,530	2,486,568	2,455,192	31,376
Great British Pound	Settling 4/04/11	461	746,255	740,155	6,100
Great British Pound	Settling 4/04/11	352	568,143	564,745	3,398
Great British Pound	Settling 4/04/11	3,320	5,328,898	5,326,339	2,559
Great British Pound	Settling 4/04/11	3,699	5,935,689	5,934,095	1,594
Great British Pound	Settling 4/04/11	30,592	48,776,811	49,075,669	(298,858)
Great British Pound	Settling 6/09/11	44,000	70,490,640	70,523,799	(33,159)
Great British Pound	Settling 6/15/11	62	99,884	99,365	519
Great British Pound	Settling 6/15/11	39	62,325	62,504	(179)
Japanese Yen	Settling 5/24/11	6,263,838	77,340,884	75,326,183	2,014,701
Japanese Yen	Settling 6/15/11	18,789	231,706	225,984	5,722
Mexican Peso	Settling 4/11/11	36,034	2,981,838	3,027,492	(45,654)
New Zealand Dollar	Settling 4/08/11	17,432	13,349,420	13,297,014	52,406
New Zealand Dollar	Settling 4/08/11	675	491,644	515,084	(23,440)
Norwegian Krone	Settling 4/15/11	14,757	2,518,060	2,666,846	(148,786)
South African Rand	Settling 4/14/11	73,444	10,075,692	10,840,990	(765,298)
UBS AG:
Euro	Settling 5/16/11	1,303	1,779,402	1,845,155	(65,753)
Westpac Banking Corp.:
New Zealand Dollar	Settling 6/15/11	754	553,169	572,632	(19,463)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	FTSE EPRA/NAREIT Developed Real Estate Index	1,155	1-Month USD-LIBOR-BBA Plus a specified spread*	$3,301	3/19/12	Deutsche Bank AG	$156,597
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	1,167	1-Month USD-LIBOR-BBA Plus a specified spread*	3,310	3/15/12	UBS AG	183,096
Receive	MSCI Daily TR Gross EAFE	7,053	1-Month USD-LIBOR-BBA Plus a specified spread*	3,002	5/17/11	Goldman Sachs	204,906
Receive	MSCI Daily TR Gross EAFE	54,248	1-Month USD-LIBOR-BBA Plus a specified spread*	23,100	4/16/12	Deutsche Bank AG	1,565,285

							$2,109,884

2011 Semi-Annual Report	37

Schedule of Investments (continued)

*	BBA—British Bankers’ Association
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $17,248,095 or 2.0% of net assets.
(b)	Non-income producing security.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

ZAR—South African Rand

Glossary:

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2011 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–65.9%
Long-Term Municipal Bonds–60.1%
Alabama–0.5%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,629,585
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/24	3,650	3,763,333

		7,392,918

Arizona–1.2%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/24	5,305	5,402,877
Pima Cnty AZ Swr AGM 5.00%, 7/01/18–7/01/19	10,035	10,991,971

		16,394,848

Arkansas–0.9%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	12,275	12,838,791

California–3.9%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	15,815	17,105,662
Series 2010L 5.00%, 5/01/17	7,675	8,652,795
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	8,470	9,203,756
Series 2009A 5.25%, 7/01/21	7,255	7,885,750
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	4,125	4,293,919
Series 2009 5.00%, 6/15/13	4,410	4,691,534
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,020,859
Series C 5.00%, 5/01/19	730	779,917
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	680	745,484

		54,379,676

Principal Amount (000)		U.S. $ Value

Colorado–0.5%
Denver CO City & Cnty Arpt (Denver Intl Airport)
Series 2010 A 5.00%, 11/15/23	$300	$311,349
Denver CO Urban Renewal Auth (Stapleton)
Series 2010B-1 5.00%, 12/01/20	2,875	2,977,206
Regional Trnsp Dist CO (Denver Transit Partners)
5.00%, 7/15/20	2,000	1,895,880
5.125%, 1/15/23	2,000	1,832,940

		7,017,375

District of Columbia–0.8%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17–10/01/18	9,895	10,713,441

Florida–7.3%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18–10/01/20	8,235	8,891,777
Citizens Ppty Ins Corp. FL 5.25%, 6/01/17	1,500	1,566,360
Series 2010 A 5.00%, 6/01/13	11,110	11,624,282
Series 2010A 5.00%, 6/01/16	1,575	1,644,646
NPFGC Series A
5.00%, 3/01/15	80	83,866
Florida Brd of Ed Lottery 4.00%, 7/01/12	12,410	12,903,173
5.00%, 7/01/13	12,825	13,803,419
Series 2010 C 5.00%, 7/01/16	300	333,795
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	5,813,792
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13(a)	2,665	2,890,539
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	1,535	1,645,489
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/18–10/01/19	15,170	17,016,594
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series A 5.50%, 10/01/18–10/01/19	7,425	7,922,372
Miami-Dade Cnty FL Sch Brd COP Series 2011A 5.00%, 5/01/31	6,675	7,092,121

2011 Semi-Annual Report	39

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	$1,775	$1,714,668
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Pre-refunded/ETM)	660	678,467
Tampa FL Solid Wst Sys 4.00%, 10/01/12	3,840	3,936,691
AGM 4.00%, 10/01/13	1,070	1,101,961

		100,664,012

Georgia–0.9%
Monroe Cnty GA Dev Auth (Oglethorpe Power Corp.) 2.50%, 1/01/38(a)	11,845	11,842,749

Hawaii–0.2%
Hawaii GO AGM Series 2002CY 5.75%, 2/01/13	1,875	2,040,394

Illinois–3.6%
Chicago IL GO Series 2007C 5.00%, 1/01/19	3,915	4,025,129
Series 2009 C 5.00%, 1/01/23	1,785	1,753,780
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010D 5.25%, 1/01/19	2,285	2,380,627
NPFGC Series 2005B 5.25%, 1/01/18	2,450	2,638,185
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) 5.00%, 6/01/21	4,685	4,589,754
Illinois Finance Auth (Illinois Institute of Technology) AGC 5.00%, 4/01/20	1,730	1,350,836
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	1,645	1,592,097
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	2,055	2,014,249
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	1,765	1,744,491
Illinois GO 5.00%, 11/01/15	6,905	7,285,189
Series 2007 B 5.00%, 1/01/13	805	838,303
Series 2010 5.00%, 1/01/18	160	164,221

Principal Amount (000)		U.S. $ Value

NPFGC 5.375%, 4/01/16	$3,540	$3,764,719
Illinois Sales Tax 5.00%, 6/15/13–6/15/18	14,755	15,820,856

		49,962,436

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	2,125	1,138,554

Kentucky–0.1%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 11/01/13	1,830	1,941,191

Louisiana–0.8%
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17–9/01/19	9,705	10,624,041

Massachusetts–3.8%
Boston MA GO 4.00%, 4/01/13(a)	2,825	3,009,388
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,850,608
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18–1/01/20	7,985	8,641,056
Massachusetts GO 5.25%, 1/01/17 (Pre-refunded/ETM)	1,475	1,586,495
Series 02C 5.25%, 11/01/30 (Pre-refunded/ETM)	1,640	1,758,342
Series 2002D 5.375%, 8/01/19 (Pre-refunded/ETM)	1,530	1,625,426
Series 2011A 5.00%, 4/01/25	8,750	9,360,488
AGM 5.25%, 11/01/30 (Pre-refunded/ETM)	3,290	3,527,406
Massachusetts Port Auth Series 2010E 5.00%, 7/01/13	2,000	2,119,360
Massachusetts Spl Oblig (Massachusetts Fed Hwy Grant) 5.00%, 6/15/13	14,090	15,335,838

		51,814,407

Michigan–1.5%
Michigan Finance Auth (Michigan State Aid Notes) Series 2010D-2 2.00%, 8/22/11	9,500	9,557,380

40	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010A 4.00%, 12/01/13	$7,590	$7,807,529
Series 2010C 5.00%, 12/01/13	3,410	3,643,926

		21,008,835

Minnesota–2.7%
Minnesota GO 5.00%, 8/01/12	20,000	21,198,200
Minnesota Pub Fac Auth (Minnesota SRF) Series 2010 C 4.00%, 3/01/13	7,020	7,426,037
Series 2010A 5.00%, 3/01/13	2,400	2,582,616
Series 2010C 4.00%, 3/01/12	5,380	5,552,913

		36,759,766

Mississippi–1.4%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.00%, 8/01/22–8/01/23	18,635	19,454,312

Missouri–1.4%
Bi-state Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	18,620	19,309,126

Nevada–0.9%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21–7/01/22	1,010	1,028,357
Clark Cnty NV SD GO NPFGC Series 2006C 5.00%, 6/15/21	4,285	4,534,687
NPFGC-RE Series 2005 A 5.00%, 6/15/18	210	222,642
NPFGC-RE Series 2005B 5.00%, 6/15/20	6,875	7,181,075

		12,966,761

New Jersey–4.6%
Hudson Cnty NJ Impt Auth (Hudson Cnty NJ GO) Series 2010B 5.00%, 1/01/13	15,275	16,161,714
New Jersey ED Fac Auth (Princeton Univ) Series 2010B 5.00%, 7/01/12	4,525	4,773,241
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	500	499,725

Principal Amount (000)		U.S. $ Value

New Jersey EDA (New Jersey Lease Sch Fac) 5.00%, 3/01/17	$1,510	$1,612,408
Series 2010DD-1 5.00%, 12/15/17	4,685	4,997,162
Series 2011EE 5.00%, 9/01/18	4,940	5,201,968
5.25%, 9/01/19	2,630	2,777,990
AMBAC Series 2005 K 5.50%, 12/15/19	1,880	2,016,714
New Jersey Env Infra Trust 3.00%, 9/01/12	2,230	2,299,063
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	11,070	11,304,241
Tobacco Settlement Fin Corp. NJ 5.00%, 6/01/15 (Pre-refunded/ETM)	7,355	7,742,020
6.00%, 6/01/37 (Pre-refunded/ETM)	3,500	3,724,455

		63,110,701

New York–3.1%
New York NY GO 5.00%, 8/01/13-8/01/17	19,115	21,081,464
New York NY Trnsl Fin Auth Series 02A 5.50%, 11/01/26(c)	3,875	3,983,500
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/12	7,010	7,228,852
New York St Loc Gov Asst Corp. 5.00%, 4/01/12	4,255	4,444,518
Series 2010A 4.00%, 4/01/11	6,150	6,150,000

		42,888,334

North Carolina–2.2%
Charlotte NC COP (Charlotte NC COP Equip Acq) Series A 5.00%, 6/01/12	4,095	4,288,489
North Carolina GO Series 2010B 5.00%, 6/01/12	18,345	19,325,540
Wake Cnty NC GO 5.00%, 4/01/12	6,635	6,941,338

		30,555,367

Ohio–0.9%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,217,650
Columbus OH GO 4.00%, 6/01/13	4,875	5,202,259

2011 Semi-Annual Report	41

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	$4,450	$4,575,935

		12,995,844

Oregon–0.7%
Oregon Dept of Admin Svc COP (Oregon Lottery) Series 2011A 5.25%, 4/01/26	5,930	6,428,654
Portland OR Swr Sys 4.00%, 3/01/13	2,445	2,591,211

		9,019,865

Pennsylvania–3.7%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16–8/01/18	6,345	6,844,661
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	5,475	5,522,742
Pennsylvania GO 5.00%, 3/01/17	2,890	3,316,795
Series 2006 5.00%, 3/01/13	1,245	1,343,181
Series 2010A 5.00%, 5/01/13	5,130	5,573,027
NPFGC-RE 5.00%, 7/01/13	16,560	18,088,488
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16–6/15/17	7,000	7,934,990
Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	2,500	2,709,400

		51,333,284

Puerto Rico–1.3%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	8,775	8,954,536
Series 2010ZZ 5.00%, 7/01/17	1,305	1,379,294
5.25%, 7/01/19	4,000	4,184,720
Puerto Rico GO Series A 5.00%, 7/01/30	2,450	2,497,628
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) Series 2003AA 5.50%, 7/01/17	1,380	1,446,599

		18,462,777

South Carolina–0.1%
Renewable Water Resource Sew Sys SC Series 2010A 5.00%, 1/01/13	1,500	1,600,185

Principal Amount (000)		U.S. $ Value

Tennessee–0.6%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	$1,575	$1,635,858
5.00%, 7/01/15–7/01/16	5,985	6,389,824

		8,025,682

Texas–4.4%
Dallas TX ISD GO 4.00%, 2/15/13	1,500	1,587,045
Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	5,205	5,823,406
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	210	221,689
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 3.00%, 7/01/11	850	849,345
Katy TX ISD GO Series 2010 A 4.00%, 2/15/13	1,200	1,273,092
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	712,563
Texas PFA (Texas Workforce Commission) Series 2010B 5.00%, 1/01/20	27,580	29,411,864
Texas St Univ Sys Series 2010B 5.00%, 3/15/13	1,000	1,077,030
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(d)	8,170	8,186,095
Univ of Texas Series 2010A 5.00%, 8/15/22	9,755	10,853,315

		59,995,444

Virginia–1.5%
Fairfax Cnty VA GO Series 2008A 4.50%, 4/01/12	4,455	4,637,343
Virginia College Bldg Auth Series 2008A 5.00%, 2/01/13	4,130	4,450,158
Series F-1 5.00%, 2/01/13	1,725	1,858,722
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) 5.00%, 8/01/13	5,660	6,186,550
Virginia Pub Sch Auth (Virginia Lease Sch Fac) Series 2009C 5.00%, 8/01/13	2,550	2,788,476

		19,921,249

42	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Washington–3.7%
Clark Cnty WA PUD #1 5.00%, 1/01/21	$11,835	$12,335,147
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/13	2,130	2,317,632
Series 2011A 5.00%, 7/01/23(a)	11,390	12,428,654
Port of Seattle WA 5.00%, 2/01/20	4,430	4,632,229
Series 2010C 5.00%, 2/01/22	5,490	5,591,620
Port of Seattle WA PFC (Port of Seattle WA) Series 2010B 5.00%, 12/01/13	4,370	4,699,061
Seattle WA GO Series 2010 4.00%, 8/01/12	1,250	1,306,900
Snohomish Cnty WA PUD #1 Series 2010A 5.00%, 12/01/19	5,415	6,038,212
Washington St GO Series 2010 E 5.00%, 2/01/13	1,065	1,146,952

		50,496,407

Wisconsin–0.8%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	1,210	1,285,407
6.125%, 6/01/27 (Pre-refunded/ETM)	1,000	1,041,030
6.375%, 6/01/32 (Pre-refunded/ETM)	1,640	1,749,273
7.00%, 6/01/28 (Pre-refunded/ETM)	6,000	6,442,920
Milwaukee Cnty WI Arpt (Milwaukee General Mitchell Intl Arpt) Series 2010B 5.00%, 12/01/13	1,000	1,061,960

		11,580,590

Total Long-Term Municipal Bonds (cost $833,373,876)		828,249,362

Short-Term Municipal Notes–5.8%
Alaska–2.0%
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993A 0.18%, 12/01/33(e)	10,000	10,000,000
Series 1993C 0.18%, 12/01/33(e)	17,200	17,200,000

		27,200,000

California–0.6%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.18%, 10/01/47(e)	8,800	8,800,000

Principal Amount (000)		U.S. $ Value

Colorado–0.3%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.23%, 2/01/35-2/01/38(e)	$2,375	$2,375,000
Colorado Edl & Cultural Facs Auth (YMCA) Series 2008 0.25%, 10/01/38(e)	1,200	1,200,000

		3,575,000

Connecticut–0.4%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.15%, 7/01/36(e)	6,300	6,300,000

Illinois–0.1%
Chicago IL Brd of Ed GO Series 2010A 0.23%, 3/01/35(e)	1,300	1,300,000

Iowa–0.0%
Iowa Finance Auth (Iowa Hlth Sys) Series 2009E 0.24%, 7/01/39(e)	100	100,000

Kansas–0.0%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B-2 0.21%, 11/15/39(e)	100	100,000

Kentucky–0.2%
Christian Cnty KY Assoc Cntys Lsng Trst (Kentucky Cntys Assn Lease Prog) 0.22%, 8/01/37(e)	1,250	1,250,000
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.21%, 8/15/38(e)	1,200	1,200,000

		2,450,000

Mississippi–2.1%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.21%, 11/01/35(e)	20,000	20,000,000
Series 2009 B 0.21%, 12/01/30(e)	5,100	5,100,000
Series 2009 C 0.17%, 12/01/30(e)	1,325	1,325,000
Series 2009E 0.19%, 12/01/30(e)	3,200	3,200,000

		29,625,000

2011 Semi-Annual Report	43

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

South Dakota–0.1%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.23%, 9/01/27(e)	$795	$795,000

Total Short-Term Municipal Notes (cost $80,245,000)		80,245,000

Total Municipal Obligations (cost $913,618,876)		908,494,362

AGENCIES–1.0%
Other–1.0%
Federal Home Loan Banks 2.25%, 4/13/12 (cost $12,893,292)	12,675	12,917,841

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–1.7%
Vanguard Emerging Markets ETF–1.7%
(cost $23,086,195)	487,900	$23,868,068

SHORT-TERM INVESTMENTS –29.9%
Investment Companies–29.9%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.16%(f) (cost $412,502,799)	412,502,799	412,502,799

Total Investments—98.5% (cost $1,362,101,162)		1,357,783,070

Other assets less liabilities—1.5%		20,744,334

Net Assets—100.0%		$1,378,527,404

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	40	June 2011	$4,788,121	$5,032,112	$243,991
EURO STOXX 50	452	June 2011	17,892,075	18,217,929	325,854
FTSE 100 Index Futures	110	June 2011	10,169,701	10,383,901	214,200
FTSE MIB Index Futures	5	June 2011	759,632	756,536	(3,096)
Hang Seng Index Futures	12	April 2011	1,786,600	1,813,834	27,234
MSCI EAFE Mini Index Futures	210	June 2011	16,777,244	17,713,500	936,256
OMX 30 Index Futures	141	April 2011	2,402,289	2,504,733	102,444
S&P 500 E Mini Index Futures	5,992	June 2011	382,134,775	395,771,600	13,636,825
S&P TSE 60 Index Futures	50	June 2011	8,018,551	8,326,973	308,422
Topix Index Futures	94	June 2011	10,587,727	9,786,487	(801,239)

Sold Contracts
U.S. T-Note 10 Yr Futures	485	June 2011	57,626,123	57,730,156	(104,033)
U.S. T-Note 2 Yr Futures	205	June 2011	44,681,761	44,715,625	(33,864)

					$14,852,993

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Barclays Bank PLC Wholesale:
Australian Dollar	Settling 5/16/11	1,206	$1,180,734	$1,240,972	$60,238
BNP Paribas SA:
Canadian Dollar	Settling 5/16/11	4,328	4,365,676	4,459,818	94,142
Citibank N.A.:
Japanese Yen	Settling 5/16/11	161,114	1,963,799	1,937,385	(26,414)
Credit Suisse London Branch (GFX):
Euro	Settling 5/16/11	7,016	9,600,975	9,935,231	334,256

44	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Euro	Settling 5/16/11	11,102	$15,518,931	$15,721,343	$202,412
Deutsche Bank AG London:
Canadian Dollar	Settling 5/16/11	1,266	1,302,276	1,304,558	2,282
Great British Pound	Settling 5/16/11	1,122	1,814,554	1,798,998	(15,556)
Royal Bank of Scotland PLC:
Euro	Settling 5/16/11	17,350	24,132,983	24,569,023	436,040
Euro	Settling 5/16/11	2,999	4,171,459	4,246,830	75,371
State Street Bank and Trust Co.:
Australian Dollar	Settling 5/16/11	249	243,525	256,221	12,696
Great British Pound	Settling 5/16/11	313	504,772	501,860	(2,912)
Japanese Yen	Settling 5/16/11	64,281	788,009	772,975	(15,034)
Swiss Franc	Settling 5/16/11	422	446,963	459,568	12,605

Sale Contracts:
Deutsche Bank AG London:
Euro	Settling 5/16/11	35,468	48,445,919	50,225,597	(1,779,678)
State Street Bank and Trust Co.:
Canadian Dollar	Settling 5/16/11	1,697	1,722,283	1,748,685	(26,402)
Westpac Banking Corp.:
Australian Dollar	Settling 5/16/11	249	249,436	256,221	(6,785)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	15,618	1-Month USD-LIBOR-BBA Plus a specified spread*	$6,202	6/15/11	Goldman Sachs International	$871,544
Receive	MSCI Daily TR Gross EAFE	10,254	1-Month USD-LIBOR-BBA Plus a specified spread*	4,305	11/15/11	JPMorgan Chase Bank, N.A.	349,202
Receive	MSCI Daily TR Gross EAFE	69,354	1-Month USD-LIBOR-BBA Plus a specified spread*	29,700	11/15/11	JPMorgan Chase Bank, N.A.	1,771,522
Receive	MSCI Daily TR Gross EAFE	63,642	1-Month USD-LIBOR-BBA Plus a specified spread*	27,100	4/16/12	Deutsche Bank AG	1,840,185

							$4,832,453

(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of this security amounted to $1,714,668 or 0.1% of net assets.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.
(d)	Variable rate coupon, rate shown as of March 31, 2011.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2011, the Fund held 6.6% of net assets in insured bonds (of this amount 4.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportatio

EDA—Economic Development Agency

ETM—Escrowed to Maturity

2011 Semi-Annual Report	45

Schedule of Investments (continued)

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LIBOR—London Interbank Offered Rates

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

SD—School District

SRF—State Revolving Fund

See notes to financial statements.

46	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–61.4%
Long-Term Municipal Bonds–52.2%
California–39.0%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	$3,240	$3,504,416
Series 2010L 5.00%, 5/01/17	5,410	6,099,234
AMBAC Series 2002A 5.50%, 5/01/15 (Pre-refunded/ETM)	6,575	7,006,977
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 A 5.00%, 7/01/17	2,115	2,374,426
Series A 5.00%, 7/01/20	2,600	2,801,630
5.25%, 7/01/12	3,595	3,788,087
AGM Series 2004A 5.25%, 7/01/13	1,930	2,092,738
California GO NPFGC-RE 5.00%, 11/01/23	3,200	3,282,720
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	6,220	6,816,560
California Pub Wks Brd (Univ of California Lease) Series 2010C1 5.00%, 3/01/21	1,500	1,627,785
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,925	4,175,572
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	7,904,262
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	1,005	1,104,314
6.25%, 6/01/33 (Pre-refunded/ETM)	7,490	8,086,878
6.75%, 6/01/39 (Pre-refunded/ETM)	6,050	6,792,698
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	840	920,774
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 2005A 5.00%, 12/01/20	100	91,643
Long Beach CA Harbor Series 1998A 6.00%, 5/15/18	3,305	3,701,765

Principal Amount (000)		U.S. $ Value

Series B 5.00%, 5/15/22	$2,000	$2,149,800
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23–5/15/25	5,125	5,376,584
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	2,000	2,151,440
Los Angeles CA USD COP 5.00%, 12/01/13	3,205	3,418,902
AMBAC Series 2007A 5.00%, 10/01/16	105	113,457
Los Angeles CA USD GO Series 2009KRY 4.00%, 7/01/12	1,300	1,350,843
Series 2010 KRY 5.25%, 7/01/25	160	164,229
AGM Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	1,100	1,211,496
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/22	5,740	6,097,258
San Francisco CA Bay Area Rapid Transit (San Francisco CA City/Cnty Sales Tax) 5.00%, 7/01/27	2,000	2,082,460
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 4.00%, 5/01/13	3,000	3,116,820
Series 2009C-2 5.00%, 5/01/25	500	497,980
Series 2011B 4.00%, 5/01/13	1,660	1,747,133
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	675	740,003
San Francisco City/Cnty CA Pub Util Wtr AGM Series 2006A 5.00%, 11/01/13	3,245	3,554,638
South Placer CA Wstwtr Auth Series 2011C 5.25%, 11/01/22–11/01/24(a)	8,675	9,142,456
Southern CA Pub Pwr Auth 4.00%, 7/01/13	3,285	3,464,361
5.00%, 7/01/13–7/01/23	7,705	8,190,824
Univ of California 5.00%, 5/15/18	2,555	2,885,208

		129,628,371

Colorado–0.3%
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/22	1,150	1,053,975

Florida–1.6%
Citizens Ppty Ins Corp. FL Series 2010 A 5.00%, 6/01/13	2,500	2,615,725

2011 Semi-Annual Report	47

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2010A 5.00%, 6/01/16	$580	$605,648
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/17	150	166,407
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,606,020
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	445	429,874

		5,423,674

Georgia–1.4%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38(a)	4,500	4,499,145

Illinois–0.6%
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	490	474,242
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	550	466,972
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	505	494,986
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	440	434,887
Illinois GO Series 2010 5.00%, 1/01/18	160	164,221

		2,035,308

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B 0.01%, 6/01/21	600	321,474

Massachusetts–2.6%
Massachusetts GO Series 2011A 5.00%, 4/01/25	8,090	8,654,439

New Jersey–0.9%
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,735	2,792,873

Pennsylvania–0.4%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,335	1,346,641

Principal Amount (000)		U.S. $ Value

Puerto Rico–3.7%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	$2,400	$2,449,104
Series 2010ZZ 5.25%, 7/01/22	1,215	1,226,409
Puerto Rico GO 6.50%, 7/01/15	2,860	3,140,709
Series A
5.00%, 7/01/30	1,000	1,019,440
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	100	104,392
Puerto Rico Pub Bldgs Auth 5.375%, 7/01/33 (Pre-refunded/ETM)	4,110	4,352,901

		12,292,955

Texas–0.6%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(c)	2,010	2,013,960

Washington–0.8%
Port of Seattle WA 5.00%, 2/01/18	2,405	2,585,856

Wisconsin–0.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	680	725,308

Total Long-Term Municipal Bonds (cost $175,089,404)		173,373,979

Short-Term Municipal Notes–9.2%
California–7.7%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 C 0.17%, 7/01/23(d)	2,000	2,000,000
California GO Series 2009A 0.20%, 5/01/33(d)	2,000	2,000,000
California Hlth Fac Fin Auth (Adventist Health Sys/ West) Series 2009B 0.17%, 9/01/38(d)	2,325	2,325,000
California Hlth Fac Fin Auth (Scripps Health) Series 2010C 0.17%, 10/01/40(d)	2,800	2,800,000
California Infra & Eco Dev Bk (California Academy of Sciences) Series 2008 A 0.17%, 9/01/38(d)	300	300,000
Series 2008 F 0.17%, 9/01/38(d)	500	500,000
California Infra & Eco Dev Bk (Jewish Cmnty Ctr San Francisco) 0.24%, 12/01/31(d)	100	100,000

48	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

California Infra & Eco Dev Bk (Pacific Gas & Electric Co.) Series 2009 B 0.20%, 11/01/26(d)	$3,000	$3,000,000
California Statewide CDA (John Muir Health) 0.16%, 8/15/36(d)	1,500	1,500,000
Series 2008C 0.20%, 8/15/27(d)	1,800	1,800,000
California Statewide CDA (North Peninsula Jewish Campus) 0.25%, 7/01/34(d)	195	195,000
Irvine Ranch Wtr Dist CA 0.17%, 1/01/21(d)	2,000	2,000,000
0.20%, 10/01/41(d)	1,100	1,100,000
0.24%, 4/01/33(d)	1,105	1,105,000
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.24%, 12/01/36–12/01/39(d)	4,500	4,500,000
Santa Clara CA Elec Series 2008A 0.19%, 7/01/34(d)	400	400,000

		25,625,000

Colorado–1.2%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) Series A-9 0.25%, 9/01/36(d)	195	195,000
Series D 0.23%, 10/01/38(d)	2,600	2,600,000
Colorado Edl & Cultural Facs Auth (YMCA) Series 2008 0.25%, 10/01/38(d)	1,100	1,100,000

		3,895,000

New York–0.3%
New York NY Trnsl Fin Auth 0.23%, 11/01/22(d)	800	800,000

Principal Amount (000)		U.S. $ Value

North Carolina–0.0%
North Carolina Med Care Comm (Iredell Memorial Hospital) Series 2007 0.22%, 10/01/37(d)	$100	$100,000

Total Short-Term Municipal Notes (cost $30,420,000)		30,420,000

Total Municipal Obligations (cost $205,509,404)		203,793,979

AGENCIES–6.6%
Other–6.6%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $21,931,598)	21,590	21,938,355

U.S. TREASURIES–1.6%
U.S. Treasury Bond–1.6%
4.375%, 11/15/39 (cost $5,414,142)	5,300	5,184,889

Company	Shares
INVESTMENT COMPANIES–1.7%
Funds and Investment Trusts–1.7%
Vanguard MSCI Emerging Markets ETF (cost $5,383,889)	114,100	5,581,772

SHORT-TERM INVESTMENTS–27.1%
Investment Companies–27.1%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.16%(e) (cost $90,122,273)	90,122,273	90,122,273

Total Investments—98.4% (cost $328,361,306)		326,621,268

Other assets less liabilities—1.6%		5,412,098

Net Assets—100.0%		$332,033,366

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	11	June 2011	$1,316,732	$1,383,830	$67,098
EURO STOXX 50	126	June 2011	4,987,614	5,078,449	90,835
FTSE 100 Index Futures	30	June 2011	2,773,555	2,831,973	58,418
FTSE MIB Index Futures	1	June 2011	151,926	151,307	(619)
Hang Seng Index Futures	3	April 2011	446,650	453,459	6,809
IBEX 35 Index Futures	1	April 2011	146,557	149,770	3,213

2011 Semi-Annual Report	49

Schedule of Investments (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

MSCI EAFE E Mini Index Futures	30	June 2011	$2,396,749	$2,530,500	$133,751
OMX 30 Index Futures	37	April 2011	630,388	657,270	26,882
S&P 500 E Mini Index Futures	1,450	June 2011	92,486,836	95,772,500	3,285,664
S&P TSE 60 Index Futures	12	June 2011	1,924,452	1,998,473	74,021
Topix Index Futures	27	June 2011	3,041,155	2,811,012	(230,143)

Sold Contracts
U.S. T-Note 10 Yr Futures	140	June 2011	16,628,046	16,664,375	(36,329)
U.S. T-Note 2 Yr Futures	59	June 2011	12,858,264	12,869,375	(11,111)

					$3,468,489

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Swiss Franc	Settling 5/16/11	365	$394,445	$397,493	$3,048
BNP Paribas SA:
Canadian Dollar	Settling 5/16/11	1,061	1,070,236	1,093,315	23,079
Citibank N.A.:
Japanese Yen	Settling 5/16/11	53,920	657,224	648,384	(8,840)
Credit Suisse London Branch (GFX):
Euro	Settling 5/16/11	1,696	2,320,874	2,401,675	80,801
Euro	Settling 5/16/11	2,715	3,795,163	3,844,663	49,500
Deutsche Bank AG London:
Canadian Dollar	Settling 5/16/11	318	327,112	327,685	573
Great British Pound	Settling 5/16/11	362	585,445	580,426	(5,019)
Goldman Sachs International:
Australian Dollar	Settling 5/16/11	342	344,421	351,917	7,496
Royal Bank of Scotland PLC:
Euro	Settling 5/16/11	3,988	5,547,109	5,647,335	100,226
Euro	Settling 5/16/11	1,060	1,474,407	1,501,047	26,640
State Street Bank and Trust Co.:
Australian Dollar	Settling 5/16/11	79	79,632	81,291	1,659
Great British Pound	Settling 5/16/11	173	278,995	277,385	(1,610)
Japanese Yen	Settling 5/16/11	28,991	355,395	348,615	(6,780)
Swiss Franc	Settling 5/16/11	90	97,176	98,012	836

Sale Contracts:
Deutsche Bank AG London:
Euro	Settling 5/16/11	8,399	11,472,236	11,893,673	(421,437)
State Street Bank and Trust Co.:
Australian Dollar	Settling 5/16/11	79	79,273	81,291	(2,018)
Canadian Dollar	Settling 5/16/11	411	417,124	423,518	(6,394)
Swiss Franc	Settling 5/16/11	90	94,290	98,012	(3,722)

50	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	15,570	1-Month USD-LIBOR-BBA Plus a specified spread*	$6,630	4/16/12	Deutsche Bank AG	$450,201
Receive	MSCI Daily TR Gross EAFE	5,038	1-Month USD-LIBOR-BBA Plus a specified spread*	2,001	6/15/11	Goldman Sachs International	281,140
Receive	MSCI Daily TR Gross EAFE	17,280	1-Month USD-LIBOR-BBA Plus a specified spread*	7,400	11/15/11	JPMorgan Chase Bank, N.A.	441,386
Receive	MSCI Daily TR Gross EAFE	1,788	1-Month USD-LIBOR-BBA Plus a specified spread*	751	11/15/11	JPMorgan Chase Bank, N.A.	60,891

							$1,233,618

*	BBA—British Bankers’ Association
(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of this security amounted to $429,874 or 0.1% of net assets.
(c)	Variable rate coupon, rate shown as of March 31, 2011.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2011, the Fund held 8.3% of net assets in insured bonds (of this amount 29.8% represents the Fund’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

LIBOR—London Interbank Offered Rates

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

USD—Unified School District

See notes to financial statements.

2011 Semi-Annual Report	51

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2011 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–61.0%
Long-Term Municipal Bonds–56.4%
New York–39.2%
Albany Cnty Arpt Auth AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$3,640,195
Buffalo NY GO Series 2011A 4.00%, 12/01/13	4,280	4,508,167
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	1,350	1,492,560
NPFGC-RE Series 06A 5.00%, 12/01/19	1,335	1,415,714
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/15	130	143,056
Nassau Cnty NY GO 3.00%, 10/01/12	2,610	2,677,938
4.00%, 10/01/13	2,090	2,208,231
New York NY GO 5.00%, 8/01/13–8/01/16	8,120	9,023,325
5.00%, 8/01/15(a)	2,860	3,208,462
Series 2010B
5.00%, 8/01/19	1,275	1,416,844
Series 2010H-2
5.00%, 6/01/19	1,220	1,356,128
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26(a)	2,000	2,121,240
Series FF 5.00%, 6/15/25	500	530,610
New York NY Trnsl Fin Auth 5.00%, 2/01/14–11/01/18	10,885	12,169,478
Series 02A 5.50%, 11/01/26(b)	4,000	4,112,000
Series 2010I-2 5.00%, 11/01/19	2,000	2,258,380
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	685,990
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	3,150	3,342,623
New York St Dormitory Auth (New York St Lease Svc Contract) 5.00%, 7/01/13	2,205	2,378,820

Principal Amount (000)		U.S. $ Value

Series 2009 A 5.00%, 7/01/24	$3,440	$3,619,981
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 2/15/13–3/15/18	6,785	7,592,528
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) NPFGC Series 1997E 6.00%, 6/15/12	250	264,770
New York St Envrn Fac Corp. (New York St SRF) 3.00%, 8/15/12	7,285	7,536,770
Series 2010C 5.00%, 4/15/12	2,260	2,366,039
New York St Loc Gov Asst Corp. 5.00%, 4/01/13	2,175	2,351,284
Series 2003A-A 5.00%, 4/01/12	1,000	1,044,840
AGM 5.00%, 4/01/12	3,530	3,690,085
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	4,781,790
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2010A 4.00%, 4/01/12	330	341,481
AGM 5.00%, 4/01/12	890	929,365
AGM Series 5B 5.00%, 4/01/14	1,645	1,815,208
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,725,824
AMBAC Series 2006A 4.00%, 4/01/11	225	225,000
Oyster Bay NY GO 3.00%, 8/15/12	5,100	5,276,256
Port Authority of NY & NJ 5.00%, 12/01/13–10/01/19	4,100	4,402,305
Triborough Brdg & Tunl Auth NY 4.00%, 11/15/12	3,585	3,774,180
5.50%, 11/15/20	5,200	5,982,808
Troy Res Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,595,154
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/13	1,520	1,584,706

		120,590,135

Arizona–0.9%
Phoenix Civic Improvement Corp (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/22	2,575	2,679,184

52	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

California–0.8%
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	$2,300	$2,394,185
Series 2009 5.00%, 6/15/13	100	106,384

		2,500,569

Colorado–0.3%
Regional Transportation District (Denver Transit Partners)
5.375%, 7/15/25	1,100	1,006,929

District of Columbia–0.7%
Metro Washington Arpt Auth VA 5.00%, 10/01/21	2,100	2,163,987

Florida–2.3%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13–6/01/16	2,155	2,252,364
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	170	185,378
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,018,232
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010B 5.00%, 10/01/12	450	475,848
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,795,910
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(c)	400	386,404

		7,114,136

Georgia–1.2%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38(a)	3,600	3,599,316

Illinois–1.0%
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	425	411,332
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	475	403,294
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	395	390,410
Illinois GO Series 2010 5.00%, 1/01/18	160	164,221

Principal Amount (000)		U.S. $ Value

Illinois Sales Tax Series 2010 5.00%, 6/15/20	$1,685	$1,769,772

		3,139,029

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B 0.01%, 6/01/21	500	267,895

New Jersey–1.0%
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	435	434,761
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,555	2,609,064

		3,043,825

Pennsylvania–1.8%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,200	1,210,464
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.25%, 9/01/23	200	204,308
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-Allegheny Cnty PA Hotel Tax)
AGM 5.00%, 2/01/24	4,000	4,074,360

		5,489,132

Puerto Rico–4.4%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/18	1,350	1,455,853
Series 2003NN 5.50%, 7/01/20	1,660	1,748,295
Series 2010ZZ 5.00%, 7/01/19	720	741,010
5.25%, 7/01/22	705	711,620
Puerto Rico GO Series A 5.00%, 7/01/30	675	688,122
NPFGC 5.50%, 7/01/16	1,945	2,069,247
Puerto Rico Hwy & Trnsp Auth Series 02D 5.375%, 7/01/36 (Pre-refunded/ETM)	1,125	1,191,488
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	585	596,372
XLCA 5.25%, 7/01/13	100	105,343
Puerto Rico Pub Fin Corp. Series 2002 E 5.50%, 8/01/29 (Pre-refunded/ETM)	3,615	3,769,541

2011 Semi-Annual Report	53

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Pre-refunded/ETM)	$340	$345,175

		13,422,066

Tennessee–1.2%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	3,595	3,733,911

Texas–0.6%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(d)	1,875	1,878,694

Washington–0.8%
Port of Seattle WA 5.00%, 2/01/21	2,300	2,371,898

Wisconsin–0.1%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	210	223,087

Total Long-Term Municipal Bonds (cost $175,644,178)		173,223,793

Short-Term Municipal Notes–4.6%
New York–3.0%
Long Island Pwr Auth NY Series 19983B 0.25%, 5/01/33(e)	2,000	2,000,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.20%, 12/01/35(e)	1,000	1,000,000
0.24%, 12/01/35(e)	400	400,000
Syracuse NY IDA (Syracuse Univ) Series 2008A1 0.21%, 7/01/37(e)	6,000	6,000,000

		9,400,000

Colorado–0.7%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.23%, 5/01/38–3/01/39(e)	2,100	2,100,000

District of Columbia–0.1%
District of Columbia (American Univ) Series 2008 0.22%, 10/01/38(e)	200	200,000

Principal Amount (000)		U.S. $ Value

Florida–0.5%
Jacksonville Health Facilities Authority (Baptist Hospitals) Series 2007C 0.25%, 8/15/27(e)	$1,535	$1,535,000

Wisconsin–0.3%
Wisconsin Hlth & Ed Fac Auth (Edgewood College) 0.23%, 10/01/31(e)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $14,235,000)		14,235,000

Total Municipal Obligations (cost $189,879,178)		187,458,793

AGENCIES–7.0%
Other–7.0%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $21,582,000)	21,250	21,592,869

Shares
INVESTMENT COMPANIES–1.7%
Funds and Investment Trusts–1.7%
Vanguard MSCI Emerging Markets ETF (cost $4,955,224)	105,000	5,136,600

SHORT-TERM INVESTMENTS–29.0%
Investment Companies–29.0%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.16%(f) (cost $88,898,345)	88,898,345	88,898,345

Total Investments—98.7% (cost $305,314,747)		303,086,607

Other assets less liabilities—1.3%		4,082,056

Net Assets—100.0%		$307,168,663

54	Sanford C. Bernstein Fund, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	10	June 2011	$1,197,030	$1,258,028	$60,998
EURO STOXX 50	110	June 2011	4,354,266	4,433,567	79,301
FTSE 100 Index Futures	27	June 2011	2,496,199	2,548,775	52,576
FTSE MIB Index Futures	1	June 2011	151,926	151,307	(619)
Hang Seng Index Futures	3	April 2011	446,650	453,459	6,809
IBEX 35 Index Futures	1	April 2011	146,556	149,769	3,213
MSCI EAFE Mini Index Futures	34	June 2011	2,716,316	2,867,900	151,584
OMX 30 Index Futures	32	April 2011	545,200	568,450	23,250
S&P 500 E Mini Index Futures	1,332	June 2011	84,952,243	87,978,600	3,026,357
S&P TSE 60 Index Futures	11	June 2011	1,764,081	1,831,934	67,853
Topix Index Futures	24	June 2011	2,703,273	2,498,677	(204,596)

Sold Contracts
U.S. T-Note 2 Yr Futures	47	June 2011	10,243,023	10,251,875	(8,852)
U.S. T-Note 10 Yr Futures	111	June 2011	13,183,665	13,212,469	(28,804)

					$3,229,070

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Barclays Bank PLC Wholesale:
Australian Dollar	Settling 5/16/11	352	$344,626	$362,208	$17,582
Swiss Franc	Settling 5/16/11	243	262,603	264,632	2,029
BNP Paribas SA:
Canadian Dollar	Settling 5/16/11	964	972,391	993,360	20,969
Citibank N.A.:
Japanese Yen	Settling 5/16/11	34,805	424,234	418,528	(5,706)
Credit Suisse London Branch (GFX):
Euro	settling 5/16/11	1,645	2,251,084	2,329,455	78,371
Euro	settling 5/16/11	2,570	3,592,475	3,639,331	46,856
Deutsche Bank AG London:
Canadian Dollar	Settling 5/16/11	293	301,396	301,924	528
Great British Pound	Settling 5/16/11	241	389,757	386,416	(3,341)
Goldman Sachs International:
Great British Pound	Settling 5/16/11	241	385,347	386,416	1,069
Royal Bank of Scotland PLC:
Euro	settling 5/16/11	3,969	5,520,681	5,620,430	99,749
Euro	settling 5/16/11	873	1,214,299	1,236,239	21,940
State Street Bank and Trust Co.:
Australian Dollar	Settling 5/16/11	39	38,142	40,131	1,989
Great British Pound	Settling 5/16/11	119	191,910	190,803	(1,107)
Japanese Yen	Settling 5/16/11	20,759	254,481	249,626	(4,855)
Swiss Franc	Settling 5/16/11	64	69,103	69,697	594
UBS AG:
Japanese Yen	Settling 5/16/11	31,309	390,881	376,488	(14,393)

2011 Semi-Annual Report	55

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)

Sale Contracts:
Deutsche Bank AG London:
Euro	settling 5/16/11	8,184	$11,178,566	$11,589,215	$(410,649)
State Street Bank and Trust Co.:
Australian Dollar	Settling 5/16/11	39	39,135	40,131	(996)
Canadian Dollar	Settling 5/16/11	364	369,423	375,086	(5,663)
Swiss Franc	Settling 5/16/11	64	67,051	69,698	(2,647)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	4,534	1-Month USD-LIBOR-BBA Plus a specified spread*	$1,801	6/15/11	Goldman Sachs International	$253,014
Receive	MSCI Daily TR Gross EAFE	2,027	1-Month USD-LIBOR-BBA Plus a specified spread*	851	11/15/11	JPMorgan Chase Bank, N.A.	69,030
Receive	MSCI Daily TR Gross EAFE	16,112	1-Month USD-LIBOR-BBA Plus a specified spread*	6,900	11/15/11	JPMorgan Chase Bank, N.A.	411,552
Receive	MSCI Daily TR Gross EAFE	13,738	1-Month USD-LIBOR-BBA Plus a specified spread*	5,850	4/16/12	Deutsche Bank AG	397,229

							$1,130,825

*	BBA—British Bankers’ Association
(a)	When-Issued or delayed delivery security.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2011.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of this security amounted to $386,404 or 0.1% of net assets.
(d)	Variable rate coupon, rate shown as of March 31, 2011.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2011, the Fund held 8.3% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

LIBOR—London Interbank Offered Rates

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

56	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2011 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$890,844,756	$1,832,769,958	$605,677,373
Affiliated issuers (a)	354,565,387	759,112,314	257,089,595
Foreign currencies, at value (cost $2,269,136, $2,843,891 and $1,704,134)	2,266,469	2,844,741	1,699,766
Cash in bank (b)	0	0	18,295,993
Receivables:
Dividends and interest	1,393,825	2,437,670	6,065,402
Investment securities sold and foreign currency transactions	11,377,563	42,098,243	2,877,001
Foreign withholding tax reclaims	93,625	202,963	997
Capital shares sold	5,353,503	11,131,993	3,049,974
Margin due from broker on futures contracts	335,741	0	0
Collateral due from broker	0	0	330,000
Unrealized appreciation of total return swap agreements	5,577,972	4,259,529	2,109,884
Unrealized appreciation of forward currency exchange contracts	4,911,715	9,569,592	3,491,543

Total assets	1,276,720,556	2,664,427,003	900,687,528

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	15,669,648	30,674,215	15,271,681
Capital shares redeemed	1,030,983	1,907,249	960,821
Management fee	923,155	1,924,285	470,439
Shareholder servicing fee	176,131	333,862	91,618
Transfer Agent fee	646	293	7,788
Margin owed to broker on futures contracts	0	423,113	566,220
Accrued expenses	156,548	244,041	74,587
Unrealized depreciation of total return swap agreements	363,563	0	0
Unrealized depreciation of forward currency exchange contracts	6,929,973	13,900,438	6,338,129
Collateral received from broker	320,000	630,000	360,000
Collateral due to broker	0	0	330,000

Total liabilities	25,570,647	50,037,496	24,471,283

NET ASSETS	$1,251,149,909	$2,614,389,507	$876,216,245

Cost of investments
Unaffiliated issuers	$796,646,735	$1,594,646,850	$587,583,579
Affiliated issuers	$354,565,387	$759,112,314	$257,089,595

NET ASSETS CONSIST OF:
Capital stock, at par	$106,209	$215,585	$81,513
Additional paid-in capital	1,137,419,230	2,316,959,142	852,478,459
Undistributed net investment income/(excess distributions)	(2,510,433)	253,849	(4,627,028)
Accumulated net realized gain on investment and foreign currency transactions	20,759,074	55,652,522	2,817,875
Unrealized appreciation/depreciation of:
Investments, futures and swap transactions*	97,401,938	245,629,632	28,150,788
Foreign currency denominated assets and liabilities	(2,026,109)	(4,321,223)	(2,685,362)

	$1,251,149,909	$2,614,389,507	$876,216,245

(a) Includes cash collateral of $320,000, $630,000 and $360,000, respectively, received from broker for total return swap agreements.

(b) An amount of $18,295,992 has been segregated to collateralize margin requirements for the open futures contracts outstanding at March 31, 2011 for the Overlay B Portfolio.

* Net of accrued foreign capital gains taxes of $37,948, $107,352 and $0, respectively.

See Notes to Financial Statements.

2011 Semi-Annual Report	57

Statement of Assets and Liabilities—March 31, 2011 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,070,965,631	$2,031,723,509	$738,619,439
Shares of capital stock outstanding	90,925,466	167,619,138	68,716,330

Net asset value, offering and redemption price per share	$11.78	$12.12	$10.75

Class 2 Shares
Net Assets	$180,184,278	$582,665,998	$137,596,806
Shares of capital stock outstanding	15,283,584	47,965,917	12,796,873

Net asset value, offering and redemption price per share	$11.79	$12.15	$10.75

58	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$945,280,271	$236,498,995	$214,188,262
Affiliated issuers (a)	412,502,799	90,122,273	88,898,345
Cash in bank (b)	33,262,129	10,053,621	7,389,442
Receivables:
Dividends and interest	10,384,106	2,600,639	1,972,640
Investment securities sold	0	346,144	146,034
Capital shares sold	5,495,340	1,401,697	139,275
Collateral due from broker	260,000	0	0
Unrealized appreciation of total return swap agreements	4,832,453	1,233,618	1,130,825
Unrealized appreciation of forward currency exchange contracts	1,230,042	293,858	291,676

Total assets	1,413,247,140	342,550,845	314,156,499

LIABILITIES
Payables:
Investment securities purchased	28,072,740	9,421,011	5,733,485
Capital shares redeemed	2,443,448	120,342	61,487
Management fee	731,883	178,073	165,808
Shareholder servicing fee	112,408	28,593	32,270
Transfer Agent fee	2,963	4,483	4,333
Margin owed to broker on futures contracts	1,034,263	245,062	227,957
Accrued expenses	189,250	64,095	53,139
Unrealized depreciation of forward currency exchange contracts	1,872,781	455,820	449,357
Collateral received from broker	0	0	260,000
Collateral due to broker	260,000	0	0

Total liabilities	34,719,736	10,517,479	6,987,836

NET ASSETS	$1,378,527,404	$332,033,366	$307,168,663

Cost of investments
Unaffiliated issuers	$949,598,363	$238,239,033	$216,416,402
Affiliated issuers	$412,502,799	$90,122,273	$88,898,345

NET ASSETS CONSIST OF:
Capital stock, at par	$128,025	$30,934	$28,702
Additional paid-in capital	1,330,132,198	321,192,949	297,951,983
Undistributed net investment income	2,361,778	430,928	324,802
Accumulated net realized gain on investment and foreign currency transactions	31,180,789	7,578,448	6,889,102
Unrealized appreciation/depreciation of:
Investments, futures and swap transactions	15,367,354	2,962,069	2,131,755
Foreign currency denominated assets and liabilities	(642,740)	(161,962)	(157,681)

	$1,378,527,404	$332,033,366	$307,168,663

(a) Includes cash collateral of $260,000 received from broker for total return swap agreements for the Overlay N Portfolio.

(b) Amounts of $33,262,129, $8,053,328 and $7,389,441, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at March 31, 2011.

See Notes to Financial Statements.

2011 Semi-Annual Report	59

Statement of Assets and Liabilities—March 31, 2011 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$909,799,068	$229,440,077	$259,144,685
Shares of capital stock outstanding	84,515,586	21,379,551	24,218,290

Net asset value, offering and redemption price per share	$10.76	$10.73	$10.70

Class 2 Shares
Net Assets	$468,728,336	$102,593,289	$48,023,978
Shares of capital stock outstanding	43,509,524	9,554,813	4,483,321

Net asset value, offering and redemption price per share	$10.77	$10.74	$10.71

60	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2011 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$0	$2,208	$6,100,219
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $191,162, $218,345 and $20,966, respectively)	6,943,265	12,202,020	591,941
Affiliated issuers	255,208	528,253	186,903

Total income	7,198,473	12,732,481	6,879,063

Expenses:
Management fee (see Note 2A)	4,762,811	9,703,670	2,476,049
Shareholder servicing fee (see Note 2B)	916,969	1,702,279	484,595
Custodian fee	130,372	149,867	93,603
Transfer Agent fee—Class 1	18,658	24,980	25,104
Transfer Agent fee—Class 2	2,876	6,688	4,540
Registration fees	80,824	161,641	45,171
Auditing and tax fees	53,927	48,971	50,424
Amortization of offering expenses	18,602	18,602	18,602
Directors’ fees and expenses	14,950	31,961	10,704
Legal fees	11,116	15,180	7,624
Printing fees	7,068	9,346	5,233
Miscellaneous	10,997	10,166	5,182

Total expenses	6,029,170	11,883,351	3,226,831

Net investment income	1,169,303	849,130	3,652,232

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	19,383,247	4,840,048	1,102,973
Futures transactions	11,744,409	75,187,855	28,721,184
Swap transactions	(3,297,166)	0	178,789
Foreign currency transactions	3,303,523	3,708,572	(13,212,713)

Net realized gain on investment and foreign currency transactions	31,134,013	83,736,475	16,790,233

Net change in unrealized appreciation/depreciation of:
Investments (b)	69,577,293	190,019,686	(12,736,927)
Futures transactions	(3,350,485)	(3,172,965)	3,063,799
Swap transactions	4,973,014	4,259,529	1,682,139
Foreign currency denominated assets and liabilities	(3,840,089)	(6,304,096)	7,242,588

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	67,359,733	184,802,154	(748,401)

Net realized and unrealized gain on investment and foreign currency transactions	98,493,746	268,538,629	16,041,832

Net increase in net assets resulting from operations	$99,663,049	$269,387,759	$19,694,064

(a) Net of foreign capital gains taxes of $11,943, $17,769 and $0, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $16,628, $57,197 and $0, respectively.

See Notes to Financial Statements.

2011 Semi-Annual Report	61

Statement of Operations—for the six months ended March 31, 2011 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$8,103,417	$1,816,886	$1,612,471
Dividends
Unaffiliated issuers	311,086	68,705	67,564
Affiliated issuers	298,752	69,478	66,357

Total income	8,713,255	1,955,069	1,746,392

Expenses:
Management fee (see Note 2A)	3,734,594	912,491	841,879
Shareholder servicing fee (see Note 2B)	580,363	148,858	166,401
Custodian fee	92,465	39,432	36,082
Transfer Agent fee—Class 1	11,905	6,910	9,148
Transfer Agent fee—Class 2	5,882	2,854	1,516
Registration fees	172,532	16,408	15,900
Auditing and tax fees	50,794	46,911	38,964
Amortization of offering expenses	18,602	18,603	25,844
Directors’ fees and expenses	14,739	2,668	1,370
Legal fees	7,337	3,086	2,930
Printing fees	5,724	2,726	3,640
Miscellaneous	2,560	2,826	2,624

Total expenses	4,697,497	1,203,773	1,146,298
Less: expenses waived and reimbursed by the Adviser	0	(2,041)	(8,498)

Net expenses	4,697,497	1,201,732	1,137,800

Net investment income	4,015,758	753,337	608,592

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(4,958)	281,792	(48,421)
Futures transactions	54,819,182	13,474,914	12,300,645
Foreign currency transactions	(62,547)	7,892	(1,201)

Net realized gain on investment and foreign currency transactions	54,751,677	13,764,598	12,251,023

Net change in unrealized appreciation/depreciation of:
Investments	(15,497,718)	(4,532,866)	(3,509,469)
Futures transactions	4,280,235	806,268	777,308
Swap transactions	4,648,960	1,174,427	1,077,556
Foreign currency denominated assets and liabilities	(305,048)	(70,188)	(75,202)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,873,571)	(2,622,359)	(1,729,807)

Net realized and unrealized gain on investment and foreign currency transactions	47,878,106	11,142,239	10,521,216

Net increase in net assets resulting from operations	$51,893,864	$11,895,576	$11,129,808

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,169,303	$789,985	$849,130	$141,167
Net realized gain (loss) on investment and foreign currency transactions	31,134,013	3,976,525	83,736,475	(3,517,462)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	67,359,733	28,016,096	184,802,154	56,506,255

Net increase in net assets resulting from operations	99,663,049	32,782,606	269,387,759	53,129,960

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(4,613,262)	0	(365,793)	0
Distributions from net realized gain on investment transactions (b)	(14,226,643)	0	(24,955,866)	0

Total dividends and distributions to shareholders	(18,839,905)	0	(25,321,659)	0

Capital-share transactions
Net proceeds from sales of shares	349,852,176	866,164,428	789,108,998	1,726,369,552
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,381,875	0	25,152,273	0

Total proceeds from shares sold	368,234,051	866,164,428	814,261,271	1,726,369,552
Cost of shares redeemed	(65,274,291)	(31,580,029)	(149,974,600)	(73,462,776)

Net increase in net assets from capital-share transactions	302,959,760	834,584,399	664,286,671	1,652,906,776

Net increase in net assets	383,782,904	867,367,005	908,352,771	1,706,036,736

NET ASSETS:
Beginning of period	867,367,005	0	1,706,036,736	0

End of period (c)	$1,251,149,909	$867,367,005	$2,614,389,507	$1,706,036,736

(c) Includes undistributed net investment income/(excess distributions of net investment income) of:	$(2,510,433)	$933,526	$253,849	$(229,488)

(a) Commencement of operations.

(b) See page 67 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2011 Semi-Annual Report	63

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,652,232	$1,942,946	$4,015,758	$1,331,983
Net realized gain on investment and foreign currency transactions	16,790,233	518,753	54,751,677	8,415,735
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	(748,401)	26,213,827	(6,873,571)	21,598,185
Contributions from Adviser (see Note 2A)	0	177	0	0

Net increase in net assets resulting from operations	19,694,064	28,675,703	51,893,864	31,345,903

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(5,580,668)	0	(3,011,121)	0
Distributions from net realized gain on investment transactions (b)	(19,151,546)	0	(31,980,185)	0

Total dividends and distributions to shareholders	(24,732,214)	0	(34,991,306)	0

Capital-share transactions
Net proceeds from sales of shares	271,849,101	636,453,293	465,821,523	972,556,134
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,931,161	0	34,306,915	0

Total proceeds from shares sold	295,780,262	636,453,293	500,128,438	972,556,134
Cost of shares redeemed	(56,633,519)	(23,021,344)	(96,606,156)	(45,799,473)

Net increase in net assets from capital-share transactions	239,146,743	613,431,949	403,522,282	926,756,661

Net increase in net assets	234,108,593	642,107,652	420,424,840	958,102,564

NET ASSETS:
Beginning of period	642,107,652	0	958,102,564	0

End of period (c)	$876,216,245	$642,107,652	$1,378,527,404	$958,102,564

(c) Includes undistributed net investment income/(excess distributions of net investment income) of:	$(4,627,028)	$(2,698,592)	$2,361,778	$1,357,141

(a) Commencement of operations.

(b) See page 67 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$753,337	$286,341	$608,592	$145,960
Net realized gain on investment and foreign currency transactions	13,764,598	2,656,841	12,251,023	2,975,597
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,622,359)	5,422,465	(1,729,807)	3,703,881

Net increase in net assets resulting from operations	11,895,576	8,365,647	11,129,808	6,825,438

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(627,125)	0	(447,482)	0
Distributions from net realized gain on investment transactions (b)	(8,843,335)	0	(8,338,506)	0

Total dividends and distributions to shareholders	(9,470,460)	0	(8,785,988)	0

Capital-share transactions
Net proceeds from sales of shares	103,986,052	248,763,868	101,784,508	226,904,496
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,247,623	0	8,682,225	0

Total proceeds from shares sold	113,233,675	248,763,868	110,466,733	226,904,496
Cost of shares redeemed	(23,687,912)	(17,067,028)	(25,361,340)	(14,010,484)

Net increase in net assets from capital-share transactions	89,545,763	231,696,840	85,105,393	212,894,012

Net increase in net assets	91,970,879	240,062,487	87,449,213	219,719,450

NET ASSETS:
Beginning of period	240,062,487	0	219,719,450	0

End of period (c)	$332,033,366	$240,062,487	$307,168,663	$219,719,450

(c) Includes undistributed net investment income of:	$430,928	$304,716	$324,802	$163,692

(a) Commencement of operations.

(b) See page 68 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2011 Semi-Annual Report	65

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	SIX MONTHS ENDED 3/31/11 (UNAUDITED)
Dividends and distributions to shareholders:
Dividends from net investment income
Class 1	$(3,892,650)	$0
Class 2	(720,612)	(365,793)

	$(4,613,262)	$(365,793)

Distributions from net realized gain on investment transactions
Class 1	$(12,378,621)	$(19,761,604)
Class 2	(1,848,022)	(5,194,262)

	$(14,226,643)	$(24,955,866)

	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	SIX MONTHS ENDED 3/31/11 (UNAUDITED)
Dividends and distributions to shareholders:
Dividends from net investment income
Class 1	$(4,601,170)	$(1,827,830)
Class 2	(979,498)	(1,183,291)

	$(5,580,668)	$(3,011,121)

Distributions from net realized gain on investment transactions
Class 1	$(16,104,099)	$(21,527,781)
Class 2	(3,047,447)	(10,452,404)

	$(19,151,546)	$(31,980,185)

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	SIX MONTHS ENDED 3/31/11 (UNAUDITED)
Dividends and distributions to shareholders:
Dividends from net investment income
Class 1	$(400,638)	$(370,761)
Class 2	(226,487)	(76,721)

	$(627,125)	$(447,482)

Distributions from net realized gain on investment transactions
Class 1	$(6,288,278)	$(7,278,626)
Class 2	(2,555,057)	(1,059,880)

	$(8,843,335)	$(8,338,506)

See Notes to Financial Statements.

2011 Semi-Annual Report	67

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.87	$10.00

Income from investment operations:
Investment income, net†	.01	.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.11	.85

Total from investment operations	1.12	.87

Less dividends and distributions:
Dividends from taxable net investment income	(.05)	0
Distributions from net realized gain on investment transactions	(.16)	0

Total dividends and distributions	(.21)	0

Net asset value, end of period	$11.78	$10.87

Total return (c)	10.39%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,070,966	$763,900
Average net assets (000 omitted)	$919,488	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	1.17%	1.20%	(d)
Expenses, before waivers/reimbursement*	1.17%	1.27%	(d)
Net investment income*	.19%	.26%	(b)(d)
Portfolio turnover rate	37%	29%

See Footnote Summary on page 80.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.88	$10.00

Income from investment operations:
Investment income, net†	.02	.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.11	.85

Total from investment operations	1.13	.88

Less dividends and distributions:
Dividends from taxable net investment income	(.06)	0
Distributions from net realized gain on investment transactions	(.16)	0

Total dividends and distributions	(.22)	0

Net asset value, end of period	$11.79	$10.88

Total return (c)	10.49%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$180,184	$103,467
Average net assets (000 omitted)	$141,822	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.97%	1.00%	(d)
Expenses, before waivers/reimbursement*	.97%	1.10%	(d)
Net investment income*	.41%	.42%	(b)(d)
Portfolio turnover rate	37%	29%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Semi-Annual Report	69

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)		2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.74		$10.00

Income from investment operations:
Investment income (loss), net†	0.00	(e)	(0.00	)(b)(e)
Net realized and unrealized gain on investment and foreign currency transactions	1.52		0.74

Total from investment operations	1.52		0.74

Less distributions:
Distributions from net realized gain on investment transactions	(0.14)		0

Net asset value, end of period	$12.12		$10.74

Total return (c)	14.24%		7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,031,724		$1,358,482
Average net assets (000 omitted)	$1,706,955		$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	1.14%		1.20%	(d)
Expenses, before waivers/reimbursement*	1.14%		1.23%	(d)
Net investment income (loss)*	0.04%		(0.01)%	(b)(d)
Portfolio turnover rate	21%		37%

See Footnote Summary on page 80.

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.76	$10.00

Income from investment operations:
Investment income, net†	0.01	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.53	0.75

Total from investment operations	1.54	0.76

Less dividends and distributions:
Dividends from taxable net investment income	(0.01)	0
Distributions from net realized gain on investment transactions	(0.14)	0

Total dividends and distributions	(0.15)	0

Net asset value, end of period	$12.15	$10.76

Total return (c)	14.41%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$582,666	$347,555
Average net assets (000 omitted)	$455,340	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	0.95%	1.00%	(d)
Expenses, before waivers/reimbursement*	0.95%	1.04%	(d)
Net investment income*	0.24%	0.19%	(b)(d)
Portfolio turnover rate	21%	37%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Semi-Annual Report	71

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.05	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.23	0.77
Contributions from Adviser	0	.00	(e)

Total from investment operations	0.28	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)	0
Distributions from net realized gain on investment transactions	(0.28)	0

Total dividends and distributions	(0.36)	0

Net asset value, end of period	$10.75	$10.83

Total return (c)	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$738,619	$557,549
Average net assets (000 omitted)	$647,902	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	0.87%	0.90%	(d)
Expenses, before waivers/reimbursement*	0.87%	0.98%	(d)
Net investment income *	0.94%	0.92%	(b)(d)
Portfolio turnover rate	42%	38%

See Footnote Summary on page 80.

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.06	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.23	0.76
Contributions from Adviser	0	.00	(e)

Total from investment operations	0.29	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.09)	0
Distributions from net realized gain on investment transactions	(0.28)	0

Total dividends and distributions	(0.37)	0

Net asset value, end of period	$10.75	$10.83

Total return (c)	2.75%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$137,597	$84,559
Average net assets (000 omitted)	$116,052	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	0.72%	0.75%	(d)
Expenses, before waivers/reimbursement*	0.72%	0.86%	(d)
Net investment income*	1.09%	1.06%	(b)(d)
Portfolio turnover rate	42%	38%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Semi-Annual Report	73

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE-OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.62	$10.00

Income from investment operations:
Investment income, net†	.03	.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.46	.60

Total from investment operations	.49	.62

Less dividends and distributions:
Dividends from taxable net investment income	(.03)	0
Distributions from net realized gain on investment transactions	(.32)	0

Total dividends and distributions	(.35)	0

Net asset value, end of period	$10.76	$10.62

Total return (c)	4.66%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$909,799	$660,484
Average net assets (000 omitted)	$775,944	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.87%	.90%	(d)
Expenses, before waivers/reimbursement*	.87%	.97%	(d)
Net investment income*	.65%	.40%	(b)(d)
Portfolio turnover rate	12%	26%

See Footnote Summary on page 80.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE-OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.63	$10.00

Income from investment operations:
Investment income, net†	.04	.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.45	.60

Total from investment operations	.49	.63

Less dividends and distributions:
Dividends from taxable net investment income	(.03)	0
Distributions from net realized gain on investment transactions	(.32)	0

Total dividends and distributions	(.35)	0

Net asset value, end of period	$10.77	$10.63

Total return (c)	4.74%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$468,728	$297,618
Average net assets (000 omitted)	$376,319	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.72%	.75%	(d)
Expenses, before waivers/reimbursement*	.72%	.84%	(d)
Net investment income*	.80%	.55%	(b)(d)
Portfolio turnover rate	12%	26%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Semi-Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.66	$10.00

Income from investment operations:
Investment income, net† (b)	.03	.02
Net realized and unrealized gain on investment and foreign currency transactions	.42	.64

Total from investment operations	.45	.66

Less dividends and distributions:
Dividends from taxable net investment income	(.02)	0
Distributions from net realized gain on investment transactions	(.36)	0

Total dividends and distributions	(.38)	0

Net asset value, end of period	$10.73	$10.66

Total return (c)	4.36%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$229,440	$171,603
Average net assets (000 omitted)	$199,023	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.90%	.90%	(d)
Expenses, before waivers/reimbursement*	.90%	1.06%	(d)
Net investment income* (b)	.49%	.32%	(d)
Portfolio turnover rate	5%	33%

See Footnote Summary on page 80.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.67	$10.00

Income from investment operations:
Investment income, net† (b)	.03	.03
Net realized and unrealized gain on investment and foreign currency transactions	.43	.64

Total from investment operations	.46	.67

Less dividends and distributions:
Dividends from taxable net investment income	(.03)	0
Distributions from net realized gain on investment transactions	(.36)	0

Total dividends and distributions	(.39)	0

Net asset value, end of period	$10.74	$10.67

Total return (c)	4.45%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$102,593	$68,459
Average net assets (000 omitted)	$82,515	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.75%	.75%	(d)
Expenses, before waivers/reimbursement*	.75%	.96%	(d)
Net investment income* (b)	.65%	.47%	(d)
Portfolio turnover rate	5%	33%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Semi-Annual Report	77

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.63	$10.00

Income from investment operations:
Investment income, net† (b)	.02	.01
Net realized and unrealized gain on investment and foreign currency transactions	.44	.62

Total from investment operations	.46	.63

Less dividends and distributions:
Dividends from taxable net investment income	(.02)	0
Distributions from net realized gain on investment transactions	(.37)	0

Total dividends and distributions	(.39)	0

Net asset value, end of period	$10.70	$10.63

Total return (c)	4.45%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$259,145	$187,654
Average net assets (000 omitted)	$222,477	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.90%	.90%	(d)
Expenses, before waivers/reimbursement*	.91%	1.08%	(d)
Net investment income* (b)	.45%	.18%	(d)
Portfolio turnover rate	2%	39%

See Footnote Summary on page 80.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.64	$10.00

Income from investment operations:
Investment income , net† (b)	.03	.02
Net realized and unrealized gain on investment and foreign currency transactions	.44	.62

Total from investment operations	.47	.64

Less dividends and distributions:
Dividends from taxable net investment income	(.03)	0
Distributions from net realized gain on investment transactions	(.37)	0

Total dividends and distributions	(.40)	0

Net asset value, end of period	$10.71	$10.64

Total return (c)	4.52%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$48,024	$32,066
Average net assets (000 omitted)	$37,274	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	.75%	.75%	(d)
Expenses, before waivers/reimbursement*	.76%	1.05%	(d)
Net investment income* (b)	.59%	.33%	(d)
Portfolio turnover rate	2%	39%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Semi-Annual Report	79

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

*	Annualized.
†	Based on average shares outstanding.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.
(e)	Amount is less than $.005.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
International	International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME TAXABLE PORTFOLIOS
Intermediate Duration	Intermediate Duration Class
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration New York Municipal	Short Duration New York Municipal Class
Diversified Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
New York Municipal	Municipal Class, Class A, Class B and Class C

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Taxable and Fixed Income Municipal Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange

2011 Semi-Annual Report	81

Notes to Financial Statements (continued)

on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

82	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2011:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$83,239,716	$48,938,514	$—	$132,178,230
Consumer Discretionary	99,320,641	23,704,776	—	123,025,417
Information Technology	105,506,453	13,983,000	—	119,489,453
Energy	78,682,460	18,735,650	550,108	97,968,218
Industrials	62,956,204	20,629,504	—	83,585,708
Health Care	59,904,424	7,593,296	—	67,497,720
Materials	34,535,060	21,901,991	—	56,437,051
Equity: Other	20,717,458	32,302,541	—	53,019,999
Consumer Staples	28,383,916	17,848,169	—	46,232,085
Retail	18,156,684	6,832,810	—	24,989,494
Residential	18,055,318	3,891,823	—	21,947,141
Office	8,420,360	7,351,747	—	15,772,107
Telecommunication Services	9,754,984	5,937,062	—	15,692,046
Lodging	9,107,305	4,052,432	—	13,159,737
Utilities	6,163,907	3,017,119	—	9,181,026
Warrants	447	—	10,668,877	10,669,324
Short-Term Investments	354,565,387	—	—	354,565,387
Total Investments in Securities	997,470,724	236,720,434+	11,218,985	1,245,410,143
Other Financial Instruments*:
Assets
Futures Contracts	1,581,655	—	—	1,581,655	#
Forward Currency Exchange Contracts	—	4,911,715	—	4,911,715
Total Return Swap Contracts	—	5,577,972	—	5,577,972
Liabilities
Futures Contracts	(3,554,199)	—	—	(3,554,199	)#
Forward Currency Exchange Contracts	—	(6,929,973)	—	(6,929,973)
Total Return Swap Contracts	—	(363,563)	—	(363,563)
Total	$995,498,180	$239,916,585	$11,218,985	$1,246,633,750

2011 Semi-Annual Report	83

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks
Consumer Discretionary	$247,413,891	$59,028,092	$—	$306,441,983
Financials	193,877,692	97,095,484	—	290,973,176
Information Technology	233,545,933	33,865,717	—	267,411,650
Energy	197,008,973	46,980,159	1,288,656	245,277,788
Industrials	152,277,960	43,684,346	—	195,962,306
Health Care	139,038,090	19,705,100	—	158,743,190
Materials	93,986,517	50,992,670	—	144,979,187
Consumer Staples	77,146,520	44,171,110	—	121,317,630
Telecommunication Services	29,422,873	15,257,321	—	44,680,194
Utilities	16,728,538	7,668,721	—	24,397,259
Warrants	—	—	27,246,969	27,246,969
Investment Companies	—	4,339,204	—	4,339,204
Short-Term Investments
Investment Companies	759,112,314	—	—	759,112,314
U.S. Treasury Bill	—	999,422	—	999,422
Total Investments in Securities	2,139,559,301	423,787,346+	28,535,625	2,591,882,272
Other Financial Instruments*:
Assets
Futures Contracts	3,621,459	—	—	3,621,459	#
Forward Currency Exchange Contracts	—	9,569,592	—	9,569,592
Total Return Swap Contracts	—	4,259,529	—	4,259,529
Liabilities
Futures Contracts	(267,112)	—	—	(267,112	)#
Forward Currency Exchange Contracts	—	(13,900,438)	—	(13,900,438)
Total	$2,142,913,648	$423,716,029	$28,535,625	$2,595,165,302

84	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$450,775,833		$—	$450,775,833
Governments—Sovereign Agencies	—	47,436,460		—	47,436,460
Common Stocks
Equity: Other	4,135,346	8,530,378		—	12,665,724
Retail	3,501,758	1,407,363		—	4,909,121
Residential	3,870,040	844,737		—	4,714,777
Office	1,687,008	1,475,737		—	3,162,745
Lodging	1,694,176	820,955		—	2,515,131
Industrials	1,122,261	580,370		—	1,702,631
Corporates—Investment Grades	—	28,011,658		—	28,011,658
Mortgage Pass-Thru’s	—	14,387,766		—	14,387,766
Investment Companies	—	12,562,656		—	12,562,656
Inflation-Linked Securities	—	10,112,217		—	10,112,217
Supranationals	—	10,026,565		—	10,026,565
Local Governments—Provincial Bonds	—	1,022,571		—	1,022,571
Governments—Sovereign Bonds	—	884,674		—	884,674
Agencies	—	786,772		—	786,772
Warrants	72	—		—	72
Short-Term Investments	257,089,595	—		—	257,089,595
Total Investments in Securities	273,100,256	589,666,712	+	—	862,766,968
Other Financial Instruments*:
Assets
Futures Contracts	8,566,400	—		—	8,566,400	#
Forward Currency Exchange Contracts	—	3,491,543		—	3,491,543
Total Return Swap Contracts	—	2,109,884		—	2,109,884
Liabilities
Futures Contracts	(619,290)	—		—	(619,290	)#
Forward Currency Exchange Contracts	—	(6,338,129)		—	(6,338,129)
Total	$281,047,366	$588,930,010		$—	$869,977,376

2011 Semi-Annual Report	85

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$828,249,362	$—	$828,249,362
Short-Term Municipal Notes	—	80,245,000	—	80,245,000
Agencies	—	12,917,841	—	12,917,841
Investment Companies	—	23,868,068	—	23,868,068
Short-Term Investments	412,502,799	—	—	412,502,799
Total Investments in Securities	412,502,799	945,280,271	—	1,357,783,070
Other Financial Instruments*:
Assets
Futures Contracts	15,795,226	—	—	15,795,226	#
Forward Currency Exchange Contracts	—	1,230,042	—	1,230,042
Total Return Swap Contracts	—	4,832,453	—	4,832,453
Liabilities
Futures Contracts	(942,233)	—	—	(942,233	)#
Forward Currency Exchange Contracts	—	(1,872,781)	—	(1,872,781)
Total	$427,355,792	$949,469,985	$—	$1,376,825,777

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$173,373,979	$—	$173,373,979
Short-Term Municipal Notes	—	30,420,000	—	30,420,000
Agencies	—	21,938,355	—	21,938,355
U.S. Treasuries	—	5,184,889	—	5,184,889
Investment Companies	—	5,581,772	—	5,581,772
Short-Term Investments	90,122,273	—	—	90,122,273
Total Investments in Securities	90,122,273	236,498,995	—	326,621,268
Other Financial Instruments*:
Assets
Futures Contracts	3,746,691	—	—	3,746,691	#
Forward Currency Exchange Contracts	—	293,858	—	293,858
Total Return Swap Contracts	—	1,233,618	—	1,233,618
Liabilities
Futures Contracts	(278,202)	—	—	(278,202	)#
Forward Currency Exchange Contracts	—	(455,820)	—	(455,820)
Total	$93,590,762	$237,570,651	$—	$331,161,413

86	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$173,223,793	$—	$173,223,793
Short-Term Municipal Notes	—	14,235,000	—	14,235,000
Agencies	—	21,592,869	—	21,592,869
Investment Companies	—	5,136,600	—	5,136,600
Short-Term Investments	88,898,345	—	—	88,898,345
Total Investments in Securities	88,898,345	214,188,262	—	303,086,607
Other Financial Instruments* :
Assets
Futures Contracts	3,471,941	—	—	3,471,941	#
Forward Currency Exchange Contracts	—	291,676	—	291,676
Total Return Swap Contracts	—	1,130,825	—	1,130,825
Liabilities
Futures Contracts	(242,871)	—	—	(242,871	)#
Forward Currency Exchange Contracts	—	(449,357)	—	(449,357)
Total	$92,127,415	$215,161,406	$—	$307,288,821

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/10	$—	$7,917,490	$7,917,490
Accrued discounts/(premiums)	—	—	—
Realized gain (loss)	—	(61,593)	(61,593)
Change in unrealized appreciation/depreciation	—	(467,015)	(467,015)
Purchases	—	4,647,968	4,647,968
Sales	—	(1,367,973)	(1,367,973)
Transfers in to Level 3	550,108	—	550,108
Transfers out of Level 3	—	—	—

Balance as of 3/31/11	$550,108	$10,668,877	$11,218,985

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11*	$—	$(446,599)	$(446,599)

2011 Semi-Annual Report	87

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/10	$—	$18,399,340	$18,399,340
Accrued discounts/(premiums)	—	—	—
Realized gain (loss)	—	(148,796)	(148,796)
Change in unrealized appreciation/depreciation	—	(1,199,445)	(1,199,445)
Purchases	—	13,100,992	13,100,992
Sales	—	(2,905,122)	(2,905,122)
Transfers in to Level 3	1,288,656	—	1,288,656
Transfers out of Level 3	—	—	—

Balance as of 3/31/11	$1,288,656	$27,246,969	$28,535,625

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11*	$—	$(1,164,611)	$(1,164,611)

OVERLAY B PORTFOLIO	CORPORATES - INVESTMENT GRADE	TOTAL
Balance as of 9/30/10	$1,095,424	$1,095,424
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(2,358)	(2,358)
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	(1,093,066)	(1,093,066)

Balance as of 3/31/11	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/11*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

88	Sanford C. Bernstein Fund, Inc.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Offering Expenses

Offering expenses of $54,910 were deferred by each Portfolio and amortized on a straight line basis over a one year period.

2011 Semi-Annual Report	89

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee at an annual rate of .90% for Overlay A and Tax-Aware Overlay A; .65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolios until January 31, 2013. No repayment will be made that would cause a Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before January 31, 2012, after which it may be terminated by either party.

For the six months ended March 31, 2011, such reimbursement waivers amounted to $2,041 and $8,498 for Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios, respectively, that are subject to repayment.

During the period ended September 30, 2010, the Adviser reimbursed the Overlay B Portfolio $177 for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the six Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

90	Sanford C. Bernstein Fund, Inc.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2011 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2010 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2011 (000)	DIVIDEND INCOME (000)
Overlay A	$264,500	$224,775	$134,710	$354,565	$256
Tax-Aware Overlay A	531,291	486,042	258,221	759,112	528
Overlay B	185,378	219,538	147,826	257,090	187
Tax-Aware Overlay B	265,943	451,352	304,792	412,503	299
Tax-Aware Overlay C	74,620	101,132	85,630	90,122	69
Tax-Aware Overlay N	67,771	86,806	65,679	88,898	66

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2011 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$552,793	$0	$0
Tax-Aware Overlay A	852,360	0	0
Overlay B	31,965	0	0
Tax-Aware Overlay B	8,440	0	0
Tax-Aware Overlay C	2,244	0	0
Tax-Aware Overlay N	2,102	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2010 through March 31, 2011, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$478,710,924	$0	$274,853,559	$0
Tax-Aware Overlay A	814,613,284	0	325,004,163	0
Overlay B	251,431,700	135,545,306	114,873,545	102,750,666
Tax-Aware Overlay B	363,432,989	0	2,990,698	83,859,972
Tax-Aware Overlay C	102,102,599	9,121,627	1,364,259	5,642,167
Tax-Aware Overlay N	89,191,647	0	3,016,335	0

2011 Semi-Annual Report	91

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

			NET UNREALIZED APPRECIATION/
	GROSS UNREALIZED
PORTFOLIO	APPRECIATION	(DEPRECIATION)	(DEPRECIATION)
Overlay A	$104,311,937	$(10,113,916)	$94,198,021
Tax-Aware Overlay A	256,562,730	(18,439,622)	238,123,108
Overlay B	20,990,713	(2,896,919)	18,093,794
Tax-Aware Overlay B	3,093,050	(7,411,142)	(4,318,092)
Tax-Aware Overlay C	697,719	(2,437,757)	(1,740,038)
Tax-Aware Overlay N	471,786	(2,699,926)	(2,228,140)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended March 31, 2011, the Portfolios held futures contracts for hedging purposes and to increase exposure to underlying asset classes.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

92	Sanford C. Bernstein Fund, Inc.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2011, the Portfolios entered into foreign-currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap

2011 Semi-Annual Report	93

Notes to Financial Statements (continued)

involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2011, the Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held total return swaps for hedging purposes and to increase exposure to underlying asset classes.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of March 31, 2011, the Overlay A Portfolio had total return swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $363,563 at March 31, 2011.

At March 31, 2011, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,911,715		Unrealized depreciation of forward currency exchange contracts	$6,929,973
Interest rate contracts	Margin due from/owed to broker on futures contracts	1,159,404	*
Equity contracts				Margin due from/owed to broker on futures contracts	3,131,948	*
Equity contracts	Unrealized appreciation on total return swap agreements	5,577,972		Unrealized depreciation on total return swap agreements	363,563
Total		$11,649,091			$10,425,484

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

94	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,165,237	$(3,820,621)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(168,007)	(303,548)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	11,912,416	(3,046,937)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(3,297,166)	4,973,014
Total		$11,612,480	$(2,198,092)

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $345,731,036, the average monthly original value of futures contracts was $316,506,233 and the average monthly notional amount of total return swaps was $50,729,977.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$9,569,592		Unrealized depreciation of forward currency exchange contracts	$13,900,438
Interest rate contracts	Margin due from/owed to broker on futures contracts	228,350	*
Equity contracts	Margin due from/owed to broker on futures contracts	3,125,997	*
Equity contracts	Unrealized appreciation on total return swap agreements	4,259,529
Total		$17,183,468			$13,900,438

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

2011 Semi-Annual Report	95

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,582,780	$(6,299,818)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	7,745,272	(1,573,108)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	67,442,583	(1,599,857)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	4,259,529
Total		$78,770,635	$(5,213,254)

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $601,449,821, the average monthly original value of futures contracts was $592,573,292 and the average monthly notional amount of total return swaps was $56,435,251.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,491,543		Unrealized depreciation of forward currency exchange contracts	$6,338,129
Equity contracts	Margin due from/owed to broker on futures contracts	8,032,346	*
Interest rate contracts				Margin due from/owed to broker on futures contracts	85,236	*
Equity contracts	Unrealized appreciation on total return swap agreements	2,109,884
Total		$13,633,773			$6,423,365

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

96	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(3,531,305)	$7,327,367
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	28,569,756	3,050,657
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	151,428	13,142
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	178,789	1,682,139
Total		$25,368,668	$12,073,305

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $426,257,704, the average monthly original value of futures contracts was $303,006,038 and the average monthly notional amount of total return swaps was $18,698,059.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,230,042		Unrealized depreciation of forward currency exchange contracts	$1,872,781
Equity contracts	Margin due from/owed to broker on futures contracts	14,990,890	*
Interest rate contracts				Margin due from/owed to broker on futures contracts	137,897	*
Equity contracts	Unrealized appreciation on total return swap agreements	4,832,453
Total		$21,053,385			$2,010,678

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

2011 Semi-Annual Report	97

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(140,128)	$(305,047)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	53,606,182	3,996,862
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,213,000	283,373
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	4,648,960
Total		$54,679,054	$8,624,148

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $76,378,717, the average monthly original value of futures contracts was $515,241,829 and the average monthly notional amount of total return swaps was $39,220,115.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$293,858		Unrealized depreciation of forward currency exchange contracts	$455,820
Interest rate contracts				Margin due from/owed to broker on futures contracts	47,440	*
Equity contracts	Margin due from/owed to broker on futures contracts	3,515,929	*
Equity contracts	Unrealized appreciation on total return swap agreements	1,233,618
Total		$5,043,405			$503,260

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

98	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(12,762)	$(70,188)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	343,394	55,295
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	13,131,520	750,973
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	1,174,427
Total		$13,462,152	$1,910,507

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $18,861,186, the average monthly original value of futures contracts was $103,325,187 and the average monthly notional amount of total return swaps was $9,933,992.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$291,676		Unrealized depreciation of forward currency exchange contracts	$449,357
Interest rate contracts				Margin due from/owed to broker on futures contracts	37,656	*
Equity contracts	Margin due from/owed to broker on futures contracts	3,266,726	*
Equity contracts	Unrealized appreciation on total return swap agreements	1,130,825
Total		$4,689,227			$487,013

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

2011 Semi-Annual Report	99

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign Exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(20,003)	$(75,203)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	250,571	43,713
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	12,050,074	733,595
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	1,077,556
Total		$12,280,642	$1,779,661

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $17,449,155, the average monthly original value of futures contracts was $115,826,586 and the average monthly notional amount of total return swaps was $9,279,651.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year.

There were no distributions paid by the Portfolios during the period ended September 30, 2010.

100	Sanford C. Bernstein Fund, Inc.

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL (LOSSES)		UNREALIZED APPRECIATION/ (DEPRECIATION)(C)	ACCUMULATED EARNINGS/ (DEFICIT)
Overlay A	$7,860,465		$4,614,444	$0		$20,360,277	$32,835,186
Tax-Aware Overlay A	65,512		7,904,855	0		45,212,173	53,182,540
Overlay B	10,607,098		4,139,508	(16,140,631	) (b)	30,122,308	28,728,283
Tax-Aware Overlay B	10,363,383	(a)	9,531,371	0		11,503,729	31,398,483
Tax-Aware Overlay C	3,245,531	(a)	2,295,806	0		2,876,890	8,418,227
Tax-Aware Overlay N	3,328,843	(a)	2,182,860	0		1,366,315	6,878,018

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$1,180,261
Tax-Aware Overlay C	251,808
Tax-Aware Overlay N	127,295

(b)	Overlay B Portfolio deferred $16,140,631 in straddle losses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales, swap income (loss) accrual, tax treatment of real estate investment trusts (REITs), offering costs and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal

2011 Semi-Annual Report	101

Notes to Financial Statements (continued)

securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Bond Insurer Risk—The Muncipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—All Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2011, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

102	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the six months ended March 31, 2011 and the period ended September 30, 2010, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	23,727,884	72,726,177	$272,824,362	$761,126,278
Shares issued to shareholders on reinvestment of dividends and distributions	1,416,957	0	15,926,600	0
Shares redeemed	(4,526,984)	(2,418,568)	(51,972,389)	(25,250,306)

Net increase	20,617,857	70,307,609	236,778,573	735,875,972
Beginning of period	70,307,609	0	735,875,972	0

End of period	90,925,466	70,307,609	$972,654,545	$735,875,972

Class 2 Shares
Shares sold	6,694,845	10,112,043	$77,027,814	$105,038,150
Shares issued to shareholders on reinvestment of dividends and distributions	218,441	0	2,455,275	0
Shares redeemed	(1,142,573)	(599,172)	(13,301,902)	(6,329,723)

Net increase	5,770,713	9,512,871	66,181,187	98,708,427
Beginning of period	9,512,871	0	98,708,427	0

End of period	15,283,584	9,512,871	$164,889,614	$98,708,427

2011 Semi-Annual Report	103

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	49,303,141	132,147,059	$576,197,985	$1,375,004,934
Shares issued on reinvestment of dividends and distributions	1,711,617	0	19,700,713	0
Shares redeemed	(9,901,546)	(5,641,133)	(116,095,669)	(58,212,721)

Net increase	41,113,212	126,505,926	479,803,029	1,316,792,213
Beginning of period	126,505,926	0	1,316,792,213	0

End of period	167,619,138	126,505,926	$1,796,595,242	$1,316,792,213

Class 2 Shares
Shares sold	18,099,789	33,758,523	$212,911,013	$351,364,618
Shares issued on reinvestment of dividends and distributions	472,815	0	5,451,560	0
Shares redeemed	(2,906,846)	(1,458,364)	(33,878,931)	(15,250,055)

Net increase	15,665,758	32,300,159	184,483,642	336,114,563
Beginning of period	32,300,159	0	336,114,563	0

End of period	47,965,917	32,300,159	$520,598,205	$336,114,563

104	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	19,325,969	53,111,598	$208,351,803	$550,102,866
Shares issued on reinvestment of dividends and distributions	1,913,160	0	20,126,420	0
Shares redeemed	(4,013,733)	(1,620,664)	(43,250,606)	(17,018,180)

Net increase	17,225,396	51,490,934	185,227,617	533,084,686
Beginning of period	51,490,934	0	533,084,686	0

End of period	68,716,330	51,490,934	$718,312,303	$533,084,686

Class 2 Shares
Shares sold	5,871,693	8,387,143	$63,497,298	$86,350,427
Shares issued on reinvestment of dividends and distributions	361,667	0	3,804,741	0
Shares redeemed	(1,241,733)	(581,897)	(13,382,913)	(6,003,164)

Net increase	4,991,627	7,805,246	53,919,126	80,347,263
Beginning of period	7,805,246	0	80,347,263	0

End of period	12,796,873	7,805,246	$134,266,389	$80,347,263

2011 Semi-Annual Report	105

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	26,215,450	65,119,654	$279,626,021	$669,660,530
Shares issued on reinvestment of dividends and distributions	2,183,361	0	22,859,787	0
Shares redeemed	(6,052,539)	(2,950,340)	(64,681,157)	(30,647,893)

Net increase	22,346,272	62,169,314	237,804,651	639,012,637
Beginning of period	62,169,314	0	639,012,637	0

End of period	84,515,586	62,169,314	$876,817,288	$639,012,637

Class 2 Shares
Shares sold	17,406,944	29,457,103	$186,195,502	$302,895,604
Shares issued on reinvestment of dividends and distributions	1,093,326	0	11,447,128	0
Shares redeemed	(2,983,790)	(1,464,059)	(31,924,999)	(15,151,580)

Net increase	15,516,480	27,993,044	165,717,631	287,744,024
Beginning of period	27,993,044	0	287,744,024	0

End of period	43,509,524	27,993,044	$453,461,655	$287,744,024

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	6,180,013	16,917,831	$65,877,051	$174,032,000
Shares issued on reinvestment of dividends and distributions	634,145	0	6,614,113	0
Shares redeemed	(1,530,944)	(821,494)	(16,350,902)	(8,581,139)

Net increase	5,283,214	16,096,337	56,140,262	165,450,861
Beginning of period	16,096,337	0	165,450,861	0

End of period	21,379,551	16,096,337	$221,591,123	$165,450,861

Class 2 Shares
Shares sold	3,572,470	7,238,506	$38,109,001	$74,731,868
Shares issued on reinvestment of dividends and distributions	252,494	0	2,633,510	0
Shares redeemed	(687,915)	(820,742)	(7,337,010)	(8,485,889)

Net increase	3,137,049	6,417,764	33,405,501	66,245,979
Beginning of period	6,417,764	0	66,245,979	0

End of period	9,554,813	6,417,764	$99,651,480	$66,245,979

2011 Semi-Annual Report	107

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10	SIX MONTHS ENDED 3/31/11 (UNAUDITED)	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	7,730,083	18,524,887	$82,274,598	$190,954,508
Shares issued on reinvestment of dividends and distributions	726,939	0	7,567,437	0
Shares redeemed	(1,893,695)	(869,924)	(20,170,137)	(9,003,217)

Net increase	6,563,327	17,654,963	69,671,898	181,951,291
Beginning of period	17,654,963	0	181,951,291	0

End of period	24,218,290	17,654,963	$251,623,189	$181,951,291

Class 2 Shares
Shares sold	1,841,250	3,501,411	$19,509,910	$35,949,988
Shares issued on reinvestment of dividends and distributions	106,985	0	1,114,788	0
Shares redeemed	(478,828)	(487,497)	(5,191,203)	(5,007,267)

Net increase	1,469,407	3,013,914	15,433,495	30,942,721
Beginning of period	3,013,914	0	30,942,721	0

End of period	4,483,321	3,013,914	$46,376,216	$30,942,721

(a)	Commencement of operations.

NOTE 7.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

108	Sanford C. Bernstein Fund, Inc.

Results of Stockholders Meeting (Unaudited)

The Annual Meeting of Stockholders of the Sanford C. Bernstein Fund, Inc. (the “Fund”) was held on November 5, 2010 (the “Meeting”).

At the Meeting, with respect to the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting is as follows:

Proposal: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	VOTED FOR	WITHHELD AUTHORITY
Bart Friedman	696,294,775	14,985,092
William Kristol	681,401,755	29,878,112
Dianne F. Lob	694,593,033	16,686,834
Donald K. Peterson	696,379,567	14,900,300
Thomas B. Stiles, II	696,041,312	15,238,555
Rosalie J. Wolf	696,066,120	15,213,747

2011 Semi-Annual Report	109

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

110	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholders Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Dynamic Overlay Portfolios (or the “Portfolios” or “Overlay Portfolios”), which are being added to the existing Fund:2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Portfolios are not designed to be used as stand-alone investments and will only be used in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware C Portfolio and Tax-Aware N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 70% fixed income and 30% equity)3 Combinations of the Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events”, and maintain returns over time. While the Portfolios are designed to reduce the probability of large losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, including direct investments in individual securities as well as holdings in one or more of the Sanford C. Bernstein Portfolios,4 and not by a Portfolio on a stand-alone basis.

The Adviser will dynamically allocate among various asset classes within the Portfolios as economic and market conditions change in order to seek to provide the desired risk/return trade-off for 100% of the assets in the applicable Private Client accounts. The Portfolios may invest in a globally diversified set of asset classes that offer attractive return potential and/or low correlation, including U.S., international, and emerging market equity securities; US, international, and emerging market fixed income securities (including high yield securities and inflation protected securities); commodities; Real Estate Investment Trusts and currencies. At the outset, however, the Portfolios will focus their investments on the asset classes contained in globally diversified Private Client accounts.

The Adviser will dynamically adjust the various asset class exposures in each Portfolio as market and economic conditions change in order to seek to provide the desired risk/return trade-off for model Private Client portfolios. The Adviser will make asset allocation decisions based upon a series of asset class risk and return tools and fundamental research insights. The Adviser intends to incorporate a wide range of market variables to generate estimates of future returns, volatilities and correlations. The forecasts will be evaluated and used to construct the model portfolio and overlay implementation strategy.

The Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities and through investments in derivatives. Adjustments to the Portfolios’ asset class exposures will be implemented principally

1 It should be noted that the Senior Officer’s evaluation was completed on November 10, 2009.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.”

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes on shareholders for California and New York residents, respectively.

4 Pertains to the other existing Portfolios of the Fund not discussed in this evaluation: Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

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through the use of derivatives. Use of derivative instruments will allow the Adviser to alter asset class exposures efficiently, without requiring transactions in the individual securities held by the Portfolios or in individual client accounts.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE[5]
Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% of Average Daily Net Assets

Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% of Average Daily Net Assets

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below for the Portfolios’ start up period until September 30, 2011. The agreement allows for the Adviser to be reimbursed through September 30, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps for the period through September 30, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Portfolio’s aggregate expenses to exceed, on an annual basis, the Portfolio’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Portfolio for financial reporting purposes on or before September 30, 2011.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

112	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING			ESTIMATED GROSS EXPENSE RATIO[6]		FISCAL YEAR END
Overlay A Portfolio	Private Client Class I7	1.20 1.00	% %	1.24 1.04	% %	September 30
Tax-Aware Overlay A Portfolio	Private Client Class I7	1.20 1.00	% %	1.24 1.04	% %	September 30
Overlay B Portfolio	Private Client Class I7	0.90 0.75	% %	0.95 0.80	% %	September 30
Tax-Aware Overlay B Portfolio	Private Client Class I7	0.90 0.75	% %	0.95 0.80	% %	September 30
Tax-Aware Overlay C Portfolio	Private Client Class I7	0.90 0.75	% %	0.95 0.80	% %	September 30
Tax-Aware Overlay N Portfolio	Private Client Class I7	0.90 0.75	% %	0.95 0.80	% %	September 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.8 With respect to the Portfolios, the Adviser represented that there is no category in the

6 Estimates of the Portfolios’ gross expense ratios are based on projected net assets for each Portfolio of $100 million.

7 The difference in the total expense ratio between the Private Client Class and Class I (Institutional Class) is the shareholder servicing fee. With respect to Private Client Class shares, except for Overlay A Portfolio and Tax-Aware Overlay A Portfolio, which have an Administrative and Servicing Fee ("A&S") of 0.20%, the Portfolios have an A&S Fee of 0.15%. See pages 10-11 for additional information.

8 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

Form ADV for institutional products that have a substantially similar investment style as the Portfolios. However, the Adviser has represented that it does provide volatility reducing overlay services to certain existing institutional clients although the Adviser does not receive any additional fees for providing such services.

The Adviser has represented that there are no offshore funds or sub-advisory relationships that the Adviser manages, which have a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the proposed management fees relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)11 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, due to the unique investment strategies employed by the Portfolios and the limited size of the Portfolios’ universe of Global Flexible Portfolio funds, Lipper expanded the peer selection methodology to include funds within a wider asset range than usual in order to create a representative peer group. However, unlike the Portfolios, which are intended as an overlay for the aggregate assets in the Private Client’s account, the Portfolios’ EG peers have the ability to invest in a variety of asset classes and are described as “stand-alone” funds in their prospectuses. At the request of the Senior Officer and the Adviser, institutional funds were considered for inclusion in the EGs in order to increase the sample size of each EG.

FUND[12]	CONTRACTUAL MANAGEMENT FEE (%)[13]	LIPPER EXP. GROUP MEDIAN (%)	RANK
Overlay A Portfolio	0.900	0.913	4/10
Tax-Aware Overlay A Portfolio	0.900	0.913	4/10
Overlay B Portfolio	0.650	0.900	1/9
Tax-Aware Overlay B Portfolio	0.650	0.900	1/9
Tax-Aware Overlay C Portfolio	0.650	0.900	1/9
Tax-Aware Overlay N Portfolio	0.650	0.900	1/9

9 It should be noted that Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10 The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11 The Adviser asked Lipper to anticipate that each Portfolio’s asset size would be approximately $100 million.

12 Estimates of the Portfolios’ contractual management fees and total expense ratios are based on initial estimates of the Portfolios’ net assets at $100 million for each Portfolio.

13 The contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual effective management fee.

114	Sanford C. Bernstein Fund, Inc.

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

FUND[12]	EXPENSE RATIO[14] (%)	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Overlay A Portfolio	1.200	1.200	6/10	1.189	23/41
Tax-Aware Overlay A Portfolio	1.200	1.200	6/10	1.189	23/41
Overlay B Portfolio	0.900	1.199	3/9	1.177	9/41
Tax-Aware Overlay B Portfolio	0.900	1.199	3/9	1.177	9/41
Tax-Aware Overlay C Portfolio	0.900	1.199	3/9	1.177	9/41
Tax-Aware Overlay N Portfolio	0.900	1.199	3/9	1.177	9/41

Based on this analysis, the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios have not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

The Portfolios’ Shareholder Servicing Agreement with the Adviser obligates the Adviser to provide shareholder services to the Portfolios’ shareholders. Under the Shareholder Servicing Agreement, Overlay A Portfolio and Tax-Aware Overlay A Portfolio, which are heavily invested in equity securities, pay 0.20% of the Portfolios’ daily net assets to the Adviser; Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio, which are heavily invested in fixed income securities, pay 0.15% of the Portfolios’ daily net assets to the Adviser.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates may have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

Since there will be no retail class shares for the Portfolios, the Adviser’s affiliate, AllianceBernstein Investment Services, Inc., is not the transfer agent for either of the two classes of the Portfolios.

During the Fund’s fiscal year ended September 30, 2008, the Adviser’s affiliates, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, provided brokerage services to Tax-Managed International Portfolio and International Portfolio, and received commissions for providing such services. During the Fund’s fiscal year ended September 30, 2009, none of the existing Portfolios conducted any brokerage transactions with SCB. In the ordinary course of business, SCB receives liquidity rebates from

14 Information on the Portfolios’ expenses pertains to the Private Client Class shares of the Portfolios.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

The Adviser believes it is a leading international investment adviser. Managed assets approximate $498 billion as of September 30, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios contemplated by the Investment Advisory Agreement. These non-investment services include the legal and compliance functions necessary to maintain the Portfolios’ registration statements with the SEC, as well as maintaining an effective compliance program as required by the securities laws. In addition, the Adviser monitors the Custodian’s maintenance of the books and records of the Portfolios and other third party service providers who perform various functions including audit, legal, custodian, transfer agent and pricing services.

Because the asset allocation overlay service is a new service, the Adviser does not have related portfolio performance information for accounts using an overlay strategy. It is anticipated that the Overlay A Portfolio and Tax-Aware A Portfolio will have a benchmark of the S&P 500 Index while Overlay B Portfolio will have a benchmark of the Barclays Capital Global Aggregate Index and the Overlay B, C and N Portfolios will have a benchmark of the Barclays Capital 5 year G.O. Municipal Index.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 10, 2009

15 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16 The Deli study was originally published in 2002 based on 1997 data.

116	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0311

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob President

Date:	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob
President

Date:	May 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 26, 2011